UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton

Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/14

Item 1.	Reports to Stockholders.

Semiannual Report June 30, 2014

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Semiannual Report

Table of Contents

Important Notes to Performance Information	i

Fund Summaries
Franklin Flex Cap Growth VIP Fund (formerly, Franklin Flex Cap Growth Securities Fund)	FFC-1
Franklin Founding Funds Allocation VIP Fund (formerly, Franklin Templeton VIP Founding Funds Allocation Fund)	FFA-1
Franklin Global Real Estate VIP Fund (formerly, Franklin Global Real Estate Securities Fund)	FGR-1
Franklin Growth and Income VIP Fund (formerly, Franklin Growth and Income Securities Fund)	FGI-1
Franklin High Income VIP Fund (formerly, Franklin High Income Securities Fund)	FH-1
Franklin Income VIP Fund (formerly, Franklin Income Securities Fund)	FI-1
Franklin Large Cap Growth VIP Fund (formerly, Franklin Large Cap Growth Securities Fund)	FLG-1
Franklin Large Cap Value VIP Fund (formerly, Franklin Large Cap Value Securities Fund)	FLV-1
*Prospectus Supplements	FLV-6
Franklin Mutual Global Discovery VIP Fund (formerly, Mutual Global Discovery Securities Fund)	MGD-1
*Prospectus Supplement	MGD-7
Franklin Mutual Shares VIP Fund (formerly, Mutual Shares Securities Fund)	MS-1
*Prospectus Supplement	MS-7
Franklin Rising Dividends VIP Fund (formerly, Franklin Rising Dividends Securities Fund)	FRD-1
Franklin Small Cap Value VIP Fund (formerly, Franklin Small Cap Value Securities Fund)	FSV-1
*Prospectus Supplements	FSV-6
Franklin Small-Mid Cap Growth VIP Fund (formerly, Franklin Small-Mid Cap Growth Securities Fund)	FSC-1
Franklin Strategic Income VIP Fund (formerly, Franklin Strategic Income Securities Fund)	FSI-1
Franklin U.S. Government Securities VIP Fund (formerly, Franklin U.S. Government Fund)	FUS-1
*Statement of Additional Information Supplement	FUS-5
Templeton Developing Markets VIP Fund (formerly, Templeton Developing Markets Securities Fund)	TD-1
*Prospectus Supplement	TD-7
Templeton Foreign VIP Fund (formerly, Templeton Foreign Securities Fund)	TF-1
*Prospectus Supplement	TF-6
Templeton Global Bond VIP Fund (formerly, Templeton Global Bond Securities Fund)	TGB-1
Templeton Growth VIP Fund (formerly, Templeton Growth Securities Fund)	TG-1
Index Descriptions	I-1
Shareholder Information	SI-1

*Not part of the semiannual report. Retain for your records.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

Franklin Flex Cap Growth VIP Fund

(Formerly, Franklin Flex Cap Growth Securities Fund)

This semiannual report for Franklin Flex Cap Growth VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Flex Cap Growth VIP Fund – Class 2 delivered a +4.64% total return* for the six-month period ended June 30, 2014.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFC-1

FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments: Franklin Flex Cap Growth VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks: All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 1000® Growth Index generated a +6.31% total return, and the Russell 3000® Growth Index delivered a +5.98% total return, for the same period.1

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on largely positive economic and employment data in late 2013. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks continued to gain for the six-months under review as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs.3

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FFC-2	Semiannual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the Russell 3000 Growth Index, stock selection in health care, industrials and energy drove performance.4 In the health care sector, genetic research firm Illumina and generic pharmaceutical company Actavis were among the top performers. Illumina announced strong quarterly earnings, supported by healthy global demand for its sequencing products and services. The company raised its revenue and earnings guidance for fiscal year 2014. Actavis’s shares rallied after the company announced it would acquire Forest Laboratories to strengthen its specialty pharmaceuticals portfolio. Actavis also reported stronger-than-expected quarterly earnings, boosted by its acquisition of specialty drug maker Warner Chilcott in 2013.

In the industrials sector, key contributors included equipment rental company United Rentals and crane and foodservice equipment manufacturer The Manitowoc Co. United Rentals continued to deliver stronger-than-expected quarterly earnings, driven by growth in equipment rentals and sales. Manitowoc reported solid quarterly earnings, resulting from new product introductions, cost control measures and its foodservice division’s performance. Manitowoc’s stock price surged near period-end following news that an activist investment firm sought to break up the company, which indicated it would review the potential long-term benefits of separating its crane and foodservice businesses.

The energy sector performed well during the period as crude oil prices rose because of supply concerns stemming from geopolitical tensions in certain oil producing and transit regions. Within the sector, Diamondback Energy was a top contributor as the oil and gas exploration company reported solid quarterly earnings and raised its full-year 2014 production guidance. Further boosting its shares were a subsidiary’s initial public offering and market speculation that it could be an acquisition target of Spanish multinational oil and gas company Repsol. Key individual contributors also included an off-benchmark holding in Netherlands-based integrated circuit manufacturer NXP Semiconductors and positions in storage solutions provider SanDisk, a new holding this period, and apparel and footwear manufacturer Under Armour.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer staples, financials, information technology (IT) and consumer discretionary

4. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

Semiannual Report	FFC-3

FRANKLIN FLEX CAP GROWTH VIP FUND

sectors.5 In consumer staples, Whole Foods Market hurt relative results as heightened competition in the organic food market led the natural and organic foods retailer to deliver disappointing fiscal second-quarter revenues and earnings and lower its fiscal year 2014 guidance. In the financials sector, Intercontinental Exchange, which owns Europe’s second-largest futures market, weighed on relative performance. The exchange and clearinghouse operator’s share price declined after the company released a higher second-quarter expense forecast and the European Union revised trading rules to increase competition among the region’s derivatives exchanges.

In the IT sector, global electronic payments company MasterCard and online professional networking operator LinkedIn hindered relative results. MasterCard’s share price declined after the company reported softer-than-expected fiscal year 2013 earnings. Investor concerns about the potential impact of U.S. economic sanctions on Russia further weighed on the stock. Russia accounted for about 2% of MasterCard’s global net revenues, and the country’s pending electronic payment rule changes could have a small negative effect on fiscal year 2014 results. Potentially offsetting this negative effect was MasterCard’s organic growth, including new branding and co-branding agreements. The company continued to repurchase its shares and delivered stronger-than-expected first-quarter 2014 revenues and earnings. Although LinkedIn reported solid fiscal year 2013 revenues and earnings, weaker-than-expected fiscal year 2014 guidance weighed on its stock price. The company delivered healthy first-quarter 2014 revenue growth, driven by strength in talent solutions and premium subscriptions segments, and raised its full-year 2014 revenue guidance. However, weaker-than-expected second-quarter guidance pressured its share price.

In the consumer discretionary sector, sports goods retailer Dick’s Sporting Goods and media company Discovery Communications detracted from relative returns. Dick’s Sporting Goods’ share price fell after the company reported disappointing first-quarter 2014 earnings results and lowered its fiscal year 2014 guidance amid weakness in its golf and hunting businesses. Discovery Communications reported lower-than-expected first-quarter 2014 profits as higher expenses offset robust revenue growth, especially in the international segment. Other key individual detractors included biopharmaceutical firm Celldex Therapeutics and hydrocarbon and gas production and storage equipment manufacturer Chart Industries.

Top 10 Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Google Inc., A & C Software & Services	2.8%
Apple Inc. Technology Hardware & Equipment	2.6%
Actavis PLC Pharmaceuticals, Biotechnology & Life Sciences	2.4%
Ecolab Inc. Materials	2.0%
MasterCard Inc., A Software & Services	1.9%
Visa Inc., A Software & Services	1.6%
Facebook Inc., A Software & Services	1.6%
Amazon.com Inc. Retailing	1.5%
Gilead Sciences Inc. Pharmaceuticals, Biotechnology & Life Sciences	1.4%
NXP Semiconductors NV (Netherlands) Semiconductors & Semiconductor Equipment	1.4%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI. The financials sector comprises banks, diversified financials, insurance and real estate in the SOI. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

FFC-4	Semiannual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,046.40	$4.77
Hypothetical (5% return before expenses)	$1,000	$1,020.13	$4.71

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.94%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FFC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.11	$13.21	$12.09	$12.70	$10.93	$8.22

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.01)	0.01	(0.02)	(0.02)	(—)[c]

Net realized and unrealized gains (losses)	0.83	4.95	1.11	(0.59)	1.79	2.71

Total from investment operations	0.78	4.94	1.12	(0.61)	1.77	2.71

Less distributions from:

Net investment income	—	(—)[c]	—	—	—	—

Net realized gains	(2.51)	(0.04)	—	—	—	—

Total distributions	(2.51)	(0.04)	—	—	—	—

Net asset value, end of period	$16.38	$18.11	$13.21	$12.09	$12.70	$10.93

Total return[d]	4.64%	37.48%	9.26%	(4.80)%	16.19%	32.97%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.18%	1.18%	1.18%	1.16%	1.18%	1.19%

Expenses net of waiver and payments by affiliates	0.94%	0.93%	0.93%	0.93%	0.93%	0.93%	[f]

Net investment income (loss)	(0.53)%	(0.09)%	0.09%	(0.14)%	(0.17)%	(0.01)%

Supplemental data

Net assets, end of period (000’s)	$172,678	$169,123	$159,122	$188,527	$227,774	$244,768

Portfolio turnover rate	22.55%	52.15%	43.50%	63.99%	60.00%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

FFC-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.96	$13.12	$12.01	$12.63	$10.88	$8.21

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.03)	(—)[c]	(0.03)	(0.03)	(0.01)

Net realized and unrealized gains (losses)	0.82	4.91	1.11	(0.59)	1.78	2.69

Total from investment operations	0.76	4.88	1.11	(0.62)	1.75	2.68

Less distributions from:

Net investment income	—	—	—	—	—	(0.01)

Net realized gains	(2.51)	(0.04)	—	—	—	—

Total distributions	(2.51)	(0.04)	—	—	—	(0.01)

Net asset value, end of period	$16.21	$17.96	$13.12	$12.01	$12.63	$10.88

Total return[d]	4.56%	37.28%	9.24%	(4.91)%	16.08%	32.69%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.28%	1.28%	1.28%	1.26%	1.28%	1.29%

Expenses net of waiver and payments by affiliates	1.04%	1.03%	1.03%	1.03%	1.03%	1.03% [f]

Net investment income (loss)	(0.63)%	(0.19)%	(0.01)%	(0.24)%	(0.27)%	(0.11)%

Supplemental data

Net assets, end of period (000’s)	$260,633	$251,339	$216,607	$270,598	$263,746	$218,798

Portfolio turnover rate	22.55%	52.15%	43.50%	63.99%	60.00%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Flex Cap Growth VIP Fund

		Shares	Value
	Common Stocks 98.3%
	Automobiles & Components 1.1%
	BorgWarner Inc.	50,000	$3,259,500
a	Tesla Motors Inc.	6,000	1,440,360

			4,699,860

	Banks 2.8%
a	Signature Bank	37,500	4,731,750
a	SVB Financial Group	37,500	4,373,250
a	Talmer Bancorp Inc., A	90,000	1,241,100
a	Texas Capital Bancshares Inc.	30,000	1,618,500

			11,964,600

	Capital Goods 9.3%
	Acuity Brands Inc.	12,500	1,728,125
a	Chart Industries Inc.	27,500	2,275,350
a	Colfax Corp.	50,000	3,727,000
	Cummins Inc.	8,000	1,234,320
a	DigitalGlobe Inc.	70,000	1,946,000
a	HD Supply Holdings Inc.	40,000	1,135,600
	Honeywell International Inc.	46,500	4,322,175
a,b	The Keyw Holding Corp.	83,150	1,045,195
	The Manitowoc Co. Inc.	90,000	2,957,400
a	NOW Inc./DE	5,000	181,050
	Pall Corp.	40,000	3,415,600
	Precision Castparts Corp.	20,000	5,048,000
a	Proto Labs Inc.	27,500	2,252,800
	Rockwell Automation Inc.	19,000	2,378,040
	Roper Industries Inc.	22,000	3,212,220
a	United Rentals Inc.	31,500	3,298,995

			40,157,870

	Commercial & Professional Services 1.9%
a	IHS Inc., A	16,600	2,252,122
	Nielsen NV	45,000	2,178,450
a	Stericycle Inc.	19,530	2,312,743
a	Verisk Analytics Inc., A	22,500	1,350,450

			8,093,765

	Consumer Durables & Apparel 3.9%
a	GoPro Inc., A	7,540	305,747
a	Kate Spade & Co.	30,000	1,144,200
a,b	Lululemon Athletica Inc.	28,000	1,133,440
a	Michael Kors Holdings Ltd.	45,000	3,989,250
	NIKE Inc., B	55,000	4,265,250
a,b	TRI Pointe Homes Inc.	85,000	1,336,200
a	Under Armour Inc., A	80,000	4,759,200

			16,933,287

	Consumer Services 3.8%
a	Buffalo Wild Wings Inc.	12,500	2,071,375
a	Chipotle Mexican Grill Inc.	3,400	2,014,534
a	Chuy’s Holdings Inc.	28,570	1,037,091
a	Hilton Worldwide Holdings Inc.	50,000	1,165,000
	Las Vegas Sands Corp.	41,500	3,163,130
a,b	Noodles & Co.	50,000	1,719,500

FFC-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Consumer Service (continued)
	Wynn Resorts Ltd.	25,000	$5,189,000

			16,359,630

	Diversified Financials 3.5%
a	Affiliated Managers Group Inc.	14,500	2,978,300
	Discover Financial Services	60,000	3,718,800
	Evercore Partners Inc.	25,000	1,441,000
	Financial Engines Inc.	23,440	1,061,363
	Intercontinental Exchange Inc.	11,000	2,077,900
	T. Rowe Price Group Inc.	46,500	3,925,065

			15,202,428

	Energy 6.0%
	Anadarko Petroleum Corp.	40,000	4,378,800
a	Diamondback Energy Inc.	27,000	2,397,600
a	Eclipse Resources Corp.	49,350	1,240,166
a	FMC Technologies Inc.	35,000	2,137,450
	National Oilwell Varco Inc.	20,000	1,647,000
	Noble Energy Inc.	28,500	2,207,610
a	Oasis Petroleum Inc.	60,000	3,353,400
	Oceaneering International Inc.	25,000	1,953,250
a	Rice Energy Inc.	65,000	1,979,250
	Schlumberger Ltd.	40,000	4,718,000

			26,012,526

	Food & Staples Retailing 0.8%
a	Sprouts Farmers Markets LLC	12,000	392,640
	Whole Foods Market Inc.	77,500	2,993,825

			3,386,465

	Food, Beverage & Tobacco 1.4%
a	Boston Beer Inc., A	8,000	1,788,160
	Mead Johnson Nutrition Co., A	23,500	2,189,495
a	Monster Beverage Corp.	31,000	2,201,930

			6,179,585

	Health Care Equipment & Services 3.2%
a	Cerner Corp.	50,000	2,579,000
a	DaVita HealthCare Partners Inc.	38,100	2,755,392
a	DexCom Inc.	27,500	1,090,650
a	Envision Healthcare Holdings Inc.	100,000	3,591,000
	McKesson Corp.	20,000	3,724,200

			13,740,242

	Insurance 0.2%
	Aflac Inc.	17,500	1,089,375

	Materials 4.4%
	Cytec Industries Inc.	57,500	6,061,650
	Ecolab Inc.	77,000	8,573,180
	Praxair Inc.	32,500	4,317,300

			18,952,130

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Media 4.7%
a	Charter Communications Inc., A	25,000	$3,959,500
a	Discovery Communications Inc., C	38,000	2,758,420
a	Imax Corp. (Canada)	50,000	1,424,000
a	Sirius XM Holdings Inc.	950,000	3,287,000
	Twenty-First Century Fox Inc., B	110,000	3,765,300
	The Walt Disney Co.	60,000	5,144,400

			20,338,620

	Pharmaceuticals, Biotechnology & Life Sciences 10.5%
a	Actavis PLC	46,500	10,371,825
a	Alnylam Pharmaceuticals Inc.	38,000	2,400,460
a	Biogen Idec Inc.	17,500	5,517,925
	Bristol-Myers Squibb Co.	70,000	3,395,700
a	Celgene Corp.	54,000	4,637,520
a	Celldex Therapeutics Inc.	130,000	2,121,600
a	Gilead Sciences Inc.	74,000	6,135,340
a	Illumina Inc.	25,000	4,463,500
a	Karyopharm Therapeutics Inc.	22,500	1,047,375
	Perrigo Co. PLC	18,640	2,716,966
a	Quintiles Transnational Holdings Inc.	46,500	2,477,985
a	Revance Therapeutics Inc.	7,500	255,000

			45,541,196

	Real Estate 0.9%
	American Tower Corp.	43,500	3,914,130

	Retailing 7.0%
a	Amazon.com Inc.	20,000	6,495,600
a,b	The Container Store Group Inc.	14,650	406,977
	Dick’s Sporting Goods Inc.	45,000	2,095,200
	GNC Holdings Inc., A	35,000	1,193,500
a	HomeAway Inc.	60,000	2,089,200
a	Liberty Ventures, A	35,000	2,583,000
	Lithia Motors Inc.	20,000	1,881,400
a	LKQ Corp.	45,000	1,201,050
a	Lumber Liquidators Holdings Inc.	19,000	1,443,050
a	Netflix Inc.	7,500	3,304,500
a	The Priceline Group Inc.	5,000	6,015,000
	Tractor Supply Co.	28,500	1,721,400

			30,429,877

	Semiconductors & Semiconductor Equipment 4.1%
a	Cavium Inc.	50,000	2,483,000
	Microchip Technology Inc.	90,000	4,392,900
a	Nanometrics Inc.	50,000	912,500
a	NXP Semiconductors NV (Netherlands)	92,500	6,121,650
	Xilinx Inc.	85,000	4,021,350

			17,931,400

	Software & Services 16.4%
a	Alliance Data Systems Corp.	11,500	3,234,375
a	ANSYS Inc.	27,500	2,085,050
a	Bottomline Technologies Inc.	32,500	972,400

FFC-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Software & Services (continued)
a	BroadSoft Inc.	50,000	$1,319,500
a	CoStar Group Inc.	13,000	2,056,210
a	Demandware Inc.	25,000	1,734,250
a	Electronic Arts Inc.	60,000	2,152,200
a	Facebook Inc., A	100,000	6,729,000
a,b	FireEye Inc.	15,000	608,250
a	FleetCor Technologies Inc.	29,000	3,822,200
a	Fortinet Inc.	60,000	1,507,800
a	Global Eagle Entertainment Inc.	70,000	868,000
	Google Inc., A	10,900	6,372,903
a	Google Inc., C	10,000	5,752,800
a	Guidewire Software Inc.	25,000	1,016,500
a	LinkedIn Corp., A	11,500	1,971,905
	MasterCard Inc., A	112,500	8,265,375
a	NetSuite Inc.	20,000	1,737,600
a	Pandora Media Inc.	45,000	1,327,500
a	Salesforce.com Inc.	55,000	3,194,400
a	ServiceNow Inc.	22,500	1,394,100
a	Splunk Inc.	18,000	995,940
a	Twitter Inc.	65,000	2,663,050
	Visa Inc., A	32,500	6,848,075
a	Workday Inc.	16,000	1,437,760
a	Yelp Inc.	16,000	1,226,880

			71,294,023

	Technology Hardware & Equipment 6.5%
	Apple Inc.	122,500	11,383,925
a	Palo Alto Networks Inc.	20,000	1,677,000
	QUALCOMM Inc.	70,000	5,544,000
	SanDisk Corp.	31,000	3,237,330
a	Stratasys Ltd.	18,000	2,045,340
a	Trimble Navigation Ltd.	55,000	2,032,250
a,b	Ubiquiti Networks Inc.	54,000	2,440,260

			28,360,105

	Telecommunication Services 0.7%
a	SBA Communications Corp.	28,000	2,864,400

	Transportation 5.2%
	Canadian Pacific Railway Ltd. (Canada)	20,000	3,622,800
	Expeditors International of Washington Inc.	27,010	1,192,762
a	Genesee & Wyoming Inc.	32,500	3,412,500
a	Hub Group Inc., A	72,500	3,654,000
	Kansas City Southern	22,500	2,418,975
a	Kirby Corp.	15,000	1,757,100
a	Spirit Airlines Inc.	45,000	2,845,800
	Union Pacific Corp.	36,000	3,591,000

			22,494,937

	Total Common Stocks (Cost $267,220,308)		425,940,451

Semiannual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Short Term Investments 3.7%
	Money Market Funds (Cost $7,679,231) 1.8%
a,c	Institutional Fiduciary Trust Money Market Portfolio	7,679,231	$7,679,231

d	Investments from Cash Collateral Received for Loaned Securities 1.9%
	Money Market Funds (Cost $8,306,925) 1.9%
e	BNY Mellon Overnight Government Fund, 0.082%	8,306,925	8,306,925

	Total Investments (Cost $283,206,464) 102.0%		441,926,607
	Other Assets, less Liabilities (2.0)%		(8,615,368)

	Net Assets 100.0%		$433,311,239

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2014. See Note 1(b).

cSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(b) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

FFC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$275,527,233
Cost - Sweep Money Fund (Note 3e)	7,679,231

Total cost of investments	$283,206,464

Value - Unaffiliated issuers	$434,247,376
Value - Sweep Money Fund (Note 3e)	7,679,231

Total value of investments (Includes securities loaned in the amount of $8,140,558)	441,926,607
Receivables:
Investment securities sold	285,242
Capital shares sold	284,961
Dividends and interest	159,890
Other assets	194

Total assets	442,656,894

Liabilities:
Payables:
Investment securities purchased	368,334
Capital shares redeemed	163,803
Management fees	234,539
Distribution fees	216,024
Payable upon return of securities loaned	8,306,925
Accrued expenses and other liabilities	56,030

Total liabilities	9,345,655

Net assets, at value	$433,311,239

Net assets consist of:
Paid-in capital	$245,879,262
Distributions in excess of net investment income	(1,235,254)
Net unrealized appreciation (depreciation)	158,720,143
Accumulated net realized gain (loss)	29,947,088

Net assets, at value	$433,311,239

Class 2:
Net assets, at value	$172,677,808

Shares outstanding	10,543,560

Net asset value and maximum offering price per share	$16.38

Class 4:
Net assets, at value	$260,633,431

Shares outstanding	16,074,342

Net asset value and maximum offering price per share	$16.21

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends	$726,001
Income from securities loaned	131,379

Total investment income	857,380

Expenses:
Management fees (Note 3a)	1,891,266
Distribution fees: (Note 3c)
Class 2	212,066
Class 4	435,988
Custodian fees (Note 4)	1,762
Reports to shareholders	35,049
Professional fees	19,825
Trustees’ fees and expenses	812
Other	5,642

Total expenses	2,602,410
Expenses waived/paid by affiliates (Note 3e and 3f)	(509,776)

Net expenses	2,092,634

Net investment income (loss)	(1,235,254)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	30,818,423
Net change in unrealized appreciation (depreciation) on investments	(10,744,417)

Net realized and unrealized gain (loss)	20,074,006

Net increase (decrease) in net assets resulting from operations	$18,838,752

FFC-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,235,254)	$(590,415)
Net realized gain (loss) from investments	30,818,423	60,105,842
Net change in unrealized appreciation (depreciation) on investments	(10,744,417)	67,788,666

Net increase (decrease) in net assets resulting from operations	18,838,752	127,304,093

Distributions to shareholders from:
Net investment income:
Class 2	—	(6,555)
Net realized gains:
Class 2	(23,244,460)	(449,397)
Class 4	(34,835,360)	(654,813)

Total distributions to shareholders	(58,079,820)	(1,110,765)

Capital share transactions: (Note 2)
Class 2	19,343,498	(41,676,643)
Class 4	32,747,296	(39,784,837)

Total capital share transactions	52,090,794	(81,461,480)

Net increase (decrease) in net assets	12,849,726	44,731,848
Net assets:
Beginning of period	420,461,513	375,729,665

End of period	$433,311,239	$420,461,513

Distributions in excess of net investment income included in net assets:
End of period	$(1,235,254)	$—

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 78.46% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Flex Cap Growth Securities Fund was renamed the Franklin Flex Cap Growth VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in

FFC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 2 Shares:

Shares sold	902,608	$16,488,181	1,113,999	$16,865,422

Shares issued in reinvestment of distributions	1,454,597	23,244,460	30,996	455,952

Shares redeemed	(1,153,222)	(20,389,143)	(3,846,981)	(58,998,017)

Net increase (decrease)	1,203,983	$19,343,498	(2,701,986)	$(41,676,643)

Class 4 Shares:

Shares sold	794,036	$14,170,794	1,584,158	$24,181,871

Shares issued on reinvestment of distributions	2,201,982	34,835,359	44,850	654,813

Shares redeemed	(915,095)	(16,258,857)	(4,145,079)	(64,621,521)

Net increase (decrease)	2,080,923	$32,747,296	(2,516,071)	$(39,784,837)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FFC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class 2 and Class 4 of the Fund do not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015. Prior to May 1, 2014, expenses were limited to 0.68%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$283,895,172

Unrealized appreciation	$161,493,993

Unrealized depreciation	(3,462,558)

Net unrealized appreciation (depreciation)	$158,031,435

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $94,598,343 and $111,072,701, respectively.

Semiannual Report	FFC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a,b]	$425,940,451	$—	$—	$425,940,451

Short Term Investments	7,679,231	8,306,925	—	15,986,156

Total Investments in Securities	$433,619,682	$8,306,925	$—	$441,926,607

aIncludes common stocks.

bFor detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

FFC-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FFC-21

Franklin Founding Funds Allocation VIP Fund

(Formerly, Franklin Templeton VIP Founding Funds Allocation Fund)

We are pleased to bring you Franklin Founding Funds Allocation VIP Fund’s semiannual report for the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Founding Funds Allocation VIP Fund – Class 2 delivered a +7.56% total return* for the six-month period ended June 30, 2014.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goals and Main Investments: Franklin Founding Funds Allocation VIP Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks: All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) generated a +7.14% total return and the MSCI World Index produced a +6.52% total return for the same period.1

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

FFA-2	Semiannual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the six months under review, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1 outperformed the S&P 500, while Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14	Fund-Level Expenses Incurred During Period** 1/1/14–6/30/14
Actual	$1,000	$1,075.60	$1.80	$5.15
Hypothetical (5% return before expenses)	$1,000	$1,023.06	$1.76	$5.01

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FFA-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011		2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.47	$8.55	$7.63	$7.73		$7.15	$5.61

Income from investment operations[a]:

Net investment income[b,c]	0.17	0.30	0.26	0.25		0.24	0.26

Net realized and unrealized gains (losses)	0.40	1.42	0.90	(0.35)		0.52	1.46

Total from investment operations	0.57	1.72	1.16	(0.10)		0.76	1.72

Less distributions from:

Net investment income	(0.23)	(1.15)	(0.24)	—	[d]	(0.18)	(0.18)

Net realized gains	(0.01)	(1.65)	—	—		— [d]	—

Total distributions	(0.24)	(2.80)	(0.24)	—	[d]	(0.18)	(0.18)

Net asset value, end of period	$7.80	$7.47	$8.55	$7.63		$7.73	$7.15

Total return[e]	7.61%	24.14%	15.56%	(1.28)%		10.64%	30.47%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.11%	0.11%	0.11%	0.11%		0.11%	0.12%

Expenses net of waiver and payments by affiliates[g]	0.10%	0.10%	0.10%	0.10%		0.10%	0.10%

Net investment income[c]	4.44%	3.67%	4.06%	3.44%		3.04%	4.16%

Supplemental data

Net assets, end of period (000’s)	$1,151	$952	$767	$470		$437	$629

Portfolio turnover rate	0.84%	3.91%	28.46% [h]	58.42%		17.81%	4.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the period ended June 30, 2014.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011		2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.42	$8.51	$7.59	$7.71		$7.14	$5.61

Income from investment operations[a]:

Net investment income[b,c]	0.16	0.27	0.25	0.23		0.21	0.26

Net realized and unrealized gains (losses)	0.40	1.42	0.89	(0.35)		0.52	1.44

Total from investment operations	0.56	1.69	1.14	(0.12)		0.73	1.70

Less distributions from:

Net investment income	(0.21)	(1.13)	(0.22)	—	[d]	(0.16)	(0.17)

Net realized gains	(0.01)	(1.65)	—	—		— [d]	—

Total distributions	(0.22)	(2.78)	(0.22)	—	[d]	(0.16)	(0.17)

Net asset value, end of period	$7.76	$7.42	$8.51	$7.59		$7.71	$7.14

Total return[e]	7.56%	23.77%	15.33%	(1.54)%		10.25%	30.25%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.36%	0.36%	0.36%	0.36%		0.36%	0.37%

Expenses net of waiver and payments by affiliates[g]	0.35%	0.35%	0.35%	0.35%		0.35%	0.35%

Net investment income[c]	4.19%	3.42%	3.81%	3.19%		2.79%	3.91%

Supplemental data

Net assets, end of period (000’s)	$580,673	$547,506	$472,686	$448,101		$488,057	$474,176

Portfolio turnover rate	0.84%	3.91%	28.46% [h]	58.42%		17.81%	4.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the period ended June 30, 2014.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011		2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.54	$8.49	$7.58	$7.71		$7.14	$5.62

Income from investment operations[a]:

Net investment income[b,c]	0.16	0.26	0.30	0.24		0.19	0.23

Net realized and unrealized gains (losses)	0.40	1.43	0.83	(0.37)		0.54	1.46

Total from investment operations	0.56	1.69	1.13	(0.13)		0.73	1.69

Less distributions from:

Net investment income	(0.21)	(0.99)	(0.22)	—	[d]	(0.16)	(0.17)

Net realized gains	(0.01)	(1.65)	—	—		— [d]	—

Total distributions	(0.22)	(2.64)	(0.22)	—	[d]	(0.16)	(0.17)

Net asset value, end of period	$7.88	$7.54	$8.49	$7.58		$7.71	$7.14

Total return[e]	7.38%	23.68%	15.17%	(1.67)%		10.24%	30.06%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.46%	0.46%	0.46%	0.46%		0.46%	0.47%

Expenses net of waiver and payments by affiliates[g]	0.45%	0.45%	0.45%	0.45%		0.45%	0.45%

Net investment income[c]	4.09%	3.32%	3.71%	3.09%		2.69%	3.81%

Supplemental data

Net assets, end of period (000’s)	$772,343	$676,781	$493,813	$2,860,928		$3,036,272	$1,424,479

Portfolio turnover rate	0.84%	3.91%	28.46% [h]	58.42%		17.81%	4.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the period ended June 30, 2014.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Founding Funds Allocation VIP Fund

	Shares	Value

Investments in Underlying Funds[a]
Domestic Equity 33.2%
Franklin Mutual Shares VIP Fund, Class 1	18,936,414	$448,982,373

Domestic Hybrid 33.4%
Franklin Income VIP Fund, Class 1	26,195,253	452,130,067

Foreign Equity 32.7%
Templeton Growth VIP Fund, Class 1	27,657,629	443,351,791

Total Investments in Underlying Funds (Cost $926,822,104) 99.3%		1,344,464,231
Other Assets, less Liabilities 0.7%		9,702,787

Net Assets 100.0%		$1,354,167,018

aSee Note 3(d) regarding investments in Underlying Funds.

FFA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in Underlying Funds: (Note 3d)
Cost	$926,822,104

Value	$1,344,464,231
Cash	11,773,254
Receivables from capital shares sold	544,614
Other assets	557

Total assets	1,356,782,656

Liabilities:
Payables:
Capital shares redeemed	1,719,605
Administrative fees	110,625
Distribution fees	683,349
Accrued expenses and other liabilities	102,059

Total liabilities	2,615,638

Net assets, at value	$1,354,167,018

Net assets consist of:
Paid-in capital	$966,796,580
Undistributed net investment income	24,525,575
Net unrealized appreciation (depreciation)	417,642,127
Accumulated net realized gain (loss)	(54,797,264)

Net assets, at value	$1,354,167,018

Class 1:
Net assets, at value	$1,151,029

Shares outstanding	147,549

Net asset value and maximum offering price per share	$7.80

Class 2:
Net assets, at value	$580,673,048

Shares outstanding	74,857,408

Net asset value and maximum offering price per share	$7.76

Class 4:
Net assets, at value	$772,342,941

Shares outstanding	97,977,361

Net asset value and maximum offering price per share	$7.88

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends from Underlying Funds (Note 3d)	$28,723,207

Expenses:
Administrative fees (Note 3a)	632,163
Distribution fees: (Note 3b)
Class 2	692,588
Class 4	1,243,310
Reports to shareholders	43,856
Professional fees	16,957
Trustees’ fees and expenses	2,017
Other	5,083

Total expenses	2,635,974
Expenses waived/paid by affiliates (Note 3e)	(67,947)

Net expenses	2,568,027

Net investment income	26,155,180

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds (Note 3d)	161,144
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	66,817,178

Net realized and unrealized gain (loss)	66,978,322

Net increase (decrease) in net assets resulting from operations	$93,133,502

FFA-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$26,155,180	$36,642,567
Net realized gain (loss) from Underlying Funds	161,144	3,163,496
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	66,817,178	190,487,276

Net increase (decrease) in net assets resulting from operations	93,133,502	230,293,339

Distributions to shareholders from:
Net investment income:
Class 1	(32,764)	(113,893)
Class 2	(15,578,364)	(60,502,595)
Class 4	(19,895,877)	(59,385,848)
Net realized gains:
Class 1	(924)	(162,965)
Class 2	(475,173)	(88,234,067)
Class 4	(618,180)	(98,339,718)

Total distributions to shareholders	(36,601,282)	(306,739,086)

Capital share transactions: (Note 2)
Class 1	152,758	268,891
Class 2	8,580,862	115,298,186
Class 4	63,663,182	218,850,531

Total capital share transactions	72,396,802	334,417,608

Net increase (decrease) in net assets	128,929,022	257,971,861
Net assets:
Beginning of period	1,225,237,996	967,266,135

End of period	$1,354,167,018	$1,225,237,996

Undistributed net investment income included in net assets:
End of period	$24,525,575	$33,877,400

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

Effective May 1, 2014, the Franklin Templeton VIP Founding Funds Allocation Fund was renamed the Franklin Founding Funds Allocation VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the

FFA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	28,555	$218,952	24,967	$213,393

Shares issued in reinvestment of distributions	4,341	33,688	41,633	276,858

Shares redeemed	(12,749)	(99,882)	(28,865)	(221,360)

Net increase (decrease)	20,147	$152,758	37,735	$268,891

Class 2 Shares:

Shares sold	5,098,393	$38,795,902	9,475,437	$72,686,096

Shares issued in reinvestment of distributions	2,082,171	16,053,537	22,467,774	148,736,662

Shares redeemed	(6,093,855)	(46,268,577)	(13,700,538)	(106,124,572)

Net increase (decrease)	1,086,709	$8,580,862	18,242,673	$115,298,186

Class 4 Shares:

Shares sold	9,238,126	$71,557,762	14,101,836	$107,566,000

Shares issued on reinvestment of distributions	2,616,589	20,514,057	23,436,191	157,725,566

Shares redeemed	(3,652,082)	(28,408,637)	(5,915,495)	(46,441,035)

Net increase (decrease)	8,202,633	$63,663,182	31,622,532	$218,850,531

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors/trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the period ended June 30, 2014, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Period
Franklin Income VIP Fund, Class 1[a]	24,462,601	1,919,003	186,351	26,195,253	$452,130,067	$21,984,390	$60,228	5.69%

Franklin Mutual Shares VIP Fund, Class 1[b]	18,485,942	675,408	224,936	18,936,414	448,982,373	—	78,472	8.19%

Templeton Growth VIP Fund, Class 1[c]	26,312,175	1,489,216	143,762	27,657,629	443,351,791	6,738,817	22,444	20.96%

Total					$1,344,464,231	$28,723,207	$161,144

aEffective May 1, 2014, the Franklin Income Securities Fund was renamed the Franklin Income VIP Fund.

bEffective May 1, 2014, the Mutual Shares Securities Fund was renamed the Franklin Mutual Shares VIP Fund.

cEffective May 1, 2014, the Templeton Growth Securities Fund was renamed the Templeton Growth VIP Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

e. Waiver and Expense Reimbursements

FT Services contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$981,768,613

Unrealized appreciation	$362,695,618

Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$362,695,618

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the period ended June 30, 2014, aggregated $71,723,207 and $10,620,662, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX INFORMATION (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund

During the fiscal year ended December 31, 2013, the Fund, a qualified fund of funds under Section 852(g)(2) of Internal Revenue Code (Code), received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on June 12, 2014, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0057	$0.0504
Class 2	$0.0057	$0.0504
Class 4	$0.0057	$0.0504

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	FFA-17

Franklin Global Real Estate VIP Fund

(Formerly, Franklin Global Real Estate Securities Fund)

This semiannual report for Franklin Global Real Estate VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Global Real Estate VIP Fund – Class 2 delivered a total return of +11.33% for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments: Franklin Global Real Estate VIP Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a +12.21% total return for the same period.1

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

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Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

Global Real Estate Market Overview

Overall, global real estate markets rose during the six months under review. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Italy, Greece and Spain led global real estate markets. France, Australia and the Netherlands also posted robust results. In contrast, some markets represented in the index lost value, including China and Japan.

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income in our pursuit of high total return. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included stock selection in the residential sector. Shares of U.S.-based apartment management company Essex Property Trust benefited from very strong fundamentals in west coast apartment markets, particularly the San Francisco Bay Area and Seattle. Revenue for the first quarter of 2014 compared with the year-ago period was well above guidance and expectations and was the highest in its peer group. In addition, Essex closed its acquisition of BRE Properties (also a Fund holding) in April, with the communication around integration and synergies better than expected, in our view.

Security selection in the office space sector, with holdings such as mid-capitalization office REIT Kilroy Realty, also enhanced relative performance over the period. In our view, Kilroy is a dominant office landlord in the U.S. west coast with a portfolio concentrated in San Diego, West Los Angeles, San Francisco and Seattle. The stock’s robust performance during the reporting period largely reflected strong office fundamentals across its west coast markets. The company has grown rapidly as it successfully expanded to San Francisco and Seattle where

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

Top 10 Countries
6/30/14
% of Total Net Assets
U.S.	48.7%
Japan	13.4%
Hong Kong	7.4%
U.K.	6.7%
Australia	5.8%
France	4.8%
Singapore	4.1%
Germany	1.9%
Canada	1.8%
Sweden	1.5%

Top 10 Holdings
6/30/14
Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc. Retail REITs, U.S.	5.2%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	4.9%
Unibail-Rodamco SE Retail REITs, France	3.5%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	3.1%
Vornado Realty Trust Diversified REITs, U.S.	2.2%
Prologis Inc. Industrial REITs, U.S.	2.1%
Public Storage Specialized REITs, U.S.	2.0%
Host Hotels & Resorts Inc. Hotel & Resort REITs, U.S.	2.0%
Ventas Inc. Health Care REITs, U.S.	2.0%
Equity Residential Residential REITs, U.S.	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

tenant demand remained quite strong. Kilroy also has a sizable development pipeline which, in our view, should continue to support future earnings growth when these developments come on line.

Other contributors included Japanese industrial property manager Nippon Prologis REIT, shares of which performed well over the past six months. The REIT was listed in February 2013 and has doubled its asset size after the first year of listing. We believe that with pipeline support from sponsor Prologis, also a Fund holding, the company is in a good position to make accretive acquisitions and keep growth momentum intact. It recently had the best quality logistics facilities among Japanese REITs, in our opinion, and rents were expected to rise due to strong demand from e-commerce and third-party logistics operators.

In contrast, key detractors from the Fund’s relative performance included stock selection in the diversified sector with holdings such as Mitsubishi Estate and The Wharf Holdings. Japan-based Mitsubishi Estate lost value during the first half of 2014. Despite improved market conditions, profit growth from its office portfolio was less than expected due to longer lease terms and a lack of new projects. Investors were disappointed by further delays in earnings growth after the company announced subdued guidance. The company expected lower profits from the condominium segment owing to rising construction costs and land prices.

The Wharf Holdings is a leading retail landlord in Hong Kong with residential development projects and an investment portfolio in China. The stock struggled during the past six months given the slowdown of Hong Kong retail sales growth, which was affected by moderating economic growth in China and less spending in high-end segments. The stock was also negatively impacted by market concerns over the Chinese government’s potential to curb mainland Chinese visitor arrivals.

Stock selection in the hotels, resorts and cruise lines sector also weighed on relative performance with an off-benchmark investment in Starwood Hotel & Resorts Worldwide proving especially detrimental. Starwood performed poorly during the reporting period following strong outperformance last year. Starwood had significant global exposure compared to other hotel companies, and thus the stock became increasingly more volatile over the past six months, largely reflecting increased economic and geopolitical risks, especially in emerging

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

markets. Additionally, investor sentiment for the company further deteriorated given the lack of visibility about the company’s share-buyback and asset sales program.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,113.30	$7.07
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.76

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.29	$14.66	$11.47	$13.12	$11.16	$10.84

Income from investment operations[a]:

Net investment income[b]	0.12	0.24	0.25	0.21	0.38	0.30

Net realized and unrealized gains (losses)	1.52	0.13	2.94	(0.83)	1.94	1.36

Total from investment operations	1.64	0.37	3.19	(0.62)	2.32	1.66

Less distributions from net investment income and net foreign currency gains	(0.11)	(0.74)	—	(1.03)	(0.36)	(1.34)

Net asset value, end of period	$15.82	$14.29	$14.66	$11.47	$13.12	$11.16

Total return[c]	11.46%	2.61%	27.81%	(5.45)%	21.24%	19.41%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.10%	1.10%	1.11%	1.12%	1.11%	1.11%

Expenses net of waiver and payments by affiliates	1.10%	1.10%	1.07%	0.98%	0.86%	0.76%	[e]

Net investment income	1.65%	1.62%	1.92%	1.64%	3.24%	3.13%

Supplemental data

Net assets, end of period (000’s)	$36,539	$34,276	$38,329	$33,670	$40,430	$38,486

Portfolio turnover rate	9.44%	21.29%	22.29%	28.95%	76.52%	87.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.93	$14.27	$11.20	$12.83	$10.92	$10.61

Income from investment operations[a]:

Net investment income[b]	0.10	0.20	0.21	0.17	0.34	0.27

Net realized and unrealized gains (losses)	1.48	0.13	2.86	(0.81)	1.90	1.33

Total from investment operations	1.58	0.33	3.07	(0.64)	2.24	1.60

Less distributions from net investment income and net foreign currency gains	(0.07)	(0.67)	—	(0.99)	(0.33)	(1.29)

Net asset value, end of period	$15.44	$13.93	$14.27	$11.20	$12.83	$10.92

Total return[c]	11.33%	2.32%	27.41%	(5.65)%	20.97%	19.08%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.35%	1.35%	1.36%	1.37%	1.36%	1.36%

Expenses net of waiver and payments by affiliates	1.35%	1.35%	1.32%	1.23%	1.11%	1.01%	[e]

Net investment income	1.40%	1.37%	1.67%	1.39%	2.99%	2.88%

Supplemental data

Net assets, end of period (000’s)	$344,319	$328,825	$344,044	$292,356	$352,854	$345,445

Portfolio turnover rate	9.44%	21.29%	22.29%	28.95%	76.52%	87.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FGR-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Global Real Estate VIP Fund

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 98.6%
	Diversified Real Estate Activities 13.3%
	CapitaLand Ltd.	Singapore	971,262	$2,493,112
	Hang Lung Properties Ltd.	Hong Kong	788,248	2,430,714
	Mitsubishi Estate Co. Ltd.	Japan	479,360	11,834,355
	Mitsui Fudosan Co. Ltd.	Japan	554,857	18,709,753
	Sun Hung Kai Properties Ltd.	Hong Kong	380,533	5,224,047
	Sun Hung Kai Properties Ltd., wts., 4/22/16	Hong Kong	31,644	41,319
	Tokyo Tatemono Co. Ltd.	Japan	550,815	5,094,651
	The Wharf Holdings Ltd.	Hong Kong	650,906	4,703,048

				50,530,999

	Diversified REITs 13.1%
a	Activia Properties Inc., 144A	Japan	198	1,741,454
	American Assets Trust Inc.	United States	70,939	2,450,942
	British Land Co. PLC	United Kingdom	412,931	4,963,918
	Canadian REIT	Canada	59,414	2,562,192
a,b	Hulic REIT Inc., 144A	Japan	1,235	1,961,517
	Kenedix Office Investment Corp.	Japan	695	3,780,119
	Land Securities Group PLC	United Kingdom	377,481	6,691,996
a,b	Lar Espana Real Estate Socimi SA, 144A	Spain	80,084	1,041,875
	Liberty Property Trust	United States	29,106	1,103,991
	Mirvac Group	Australia	2,402,537	4,045,584
	Spirit Realty Capital Inc.	United States	102,100	1,159,856
	Stockland	Australia	969,206	3,547,486
	Suntec REIT	Singapore	1,585,730	2,302,307
	Vornado Realty Trust	United States	78,768	8,406,909
	Wereldhave N.V.	Netherlands	23,000	2,138,670
	WP Carey Inc.	United States	31,426	2,023,834

				49,922,650

	Health Care REITs 5.5%
	HCP Inc.	United States	104,141	4,309,355
	Health Care REIT Inc.	United States	88,464	5,544,039
	Sabra Health Care REIT Inc.	United States	62,526	1,795,121
	Senior Housing Properties Trust	United States	71,282	1,731,440
	Ventas Inc.	United States	117,387	7,524,507

				20,904,462

	Home Improvement Retail 0.2%
	The Home Depot Inc.	United States	10,820	875,987

	Hotel & Resort REITs 4.0%
	CDL Hospitality Trusts	Singapore	696,478	983,276
	Hoshino Resorts REIT Inc.	Japan	98	846,454
	Host Hotels & Resorts Inc.	United States	342,967	7,548,704
	Pebblebrook Hotel Trust	United States	109,022	4,029,453
	Sunstone Hotel Investors Inc.	United States	118,827	1,774,087

				15,181,974

	Hotels, Resorts & Cruise Lines 1.1%
	Melia Hotels International SA	Spain	78,881	968,431
b	NH Hoteles SA	Spain	109,081	646,073
	Starwood Hotels & Resorts Worldwide Inc.	United States	32,054	2,590,604

				4,205,108

Semiannual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Industrial REITs 6.2%
	Ascendas REIT	Singapore	722,308	$1,332,618
a	Ascendas REIT, 144A	Singapore	159,961	295,119
	First Industrial Realty Trust Inc.	United States	58,300	1,098,372
	Goodman Group	Australia	984,768	4,691,354
	Mapletree Logistics Trust	Singapore	1,978,530	1,848,945
	Nippon Prologis REIT Inc.	Japan	784	1,827,953
a	Nippon Prologis REIT Inc., 144A	Japan	903	2,105,410
	Prologis Inc.	United States	197,664	8,122,014
	STAG Industrial Inc.	United States	99,852	2,397,447

				23,719,232

	Office REITs 10.7%
	Alexandria Real Estate Equities Inc.	United States	44,507	3,455,524
	Boston Properties Inc.	United States	57,180	6,757,532
	Brandywine Realty Trust	United States	177,846	2,774,398
	Coresite Realty Corp.	United States	17,287	571,681
	Derwent London PLC	United Kingdom	84,299	3,864,523
	Digital Realty Trust Inc.	United States	33,743	1,967,892
	Douglas Emmett Inc.	United States	82,167	2,318,753
	Great Portland Estates PLC	United Kingdom	386,126	4,255,158
	Highwoods Properties Inc.	United States	62,117	2,605,808
	Japan Real Estate Investment Corp.	Japan	524	3,051,774
	Kilroy Realty Corp.	United States	63,918	3,980,813
	SL Green Realty Corp.	United States	48,693	5,327,501

				40,931,357

	Real Estate Development 2.3%
	China Overseas Land & Investment Ltd.	China	518,657	1,258,089
b	Howard Hughes Corp.	United States	11,916	1,880,702
	Keppel Land Ltd.	Singapore	821,676	2,227,782
	KWG Property Holdings Ltd.	China	1,703,000	977,795
	Sino Land Co. Ltd.	Hong Kong	1,496,288	2,455,700

				8,800,068

	Real Estate Operating Companies 7.0%
	Castellum AB	Sweden	106,040	1,880,789
	Deutsche Euroshop AG	Germany	38,467	1,901,699
a	Deutsche Euroshop AG, 144A	Germany	9,299	459,716
b	Gagfah SA	Germany	94,100	1,713,263
a,b	Gagfah SA, 144A	Germany	19,690	358,493
	Global Logistic Properties Ltd.	Singapore	1,672,170	3,621,593
b	Hemfosa Fastigheter AB	Sweden	28,340	476,144
a,b	Hemfosa Fastigheter AB, 144A	Sweden	42,980	722,112
a,b	Hispania Activos Inmobiliarios SAU, 144A	Spain	38,663	535,030
	Hong Kong Land Holdings Ltd.	Hong Kong	810,843	5,408,323
	Hufvudstaden AB, A	Sweden	178,196	2,501,801
	Hysan Development Co. Ltd.	Hong Kong	564,347	2,650,456
	LEG Immobilien AG	Germany	6,420	432,516
a,b	LEG Immobilien AG, 144A	Germany	37,210	2,506,841
	Unite Group PLC	United Kingdom	188,995	1,274,229
a	Unite Group PLC, 144A	United Kingdom	10,534	71,022

				26,514,027

FGR-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Residential REITs 8.4%
	Apartment Investment & Management Co., A	United States	91,605	$2,956,093
	AvalonBay Communities Inc.	United States	32,567	4,630,702
	Boardwalk REIT	Canada	27,336	1,672,790
	Camden Property Trust	United States	18,421	1,310,654
	Education Realty Trust Inc.	United States	74,300	797,982
	Equity Lifestyle Properties Inc.	United States	63,300	2,795,328
	Equity Residential	United States	115,128	7,253,064
	Essex Property Trust Inc.	United States	28,705	5,307,842
	Post Properties Inc.	United States	28,388	1,517,622
	UDR Inc.	United States	129,031	3,694,158

				31,936,235

	Retail REITs 23.6%
a	CapitaMall Trust, 144A	Singapore	433,279	686,421
	CBL & Associates Properties Inc.	United States	45,972	873,468
	DDR Corp.	United States	115,716	2,040,073
	Eurocommercial Properties NV, IDR	Netherlands	39,075	1,927,476
	Federal Realty Investment Trust	United States	27,709	3,350,572
	Federation Centres	Australia	843,365	1,981,015
	General Growth Properties Inc.	United States	253,917	5,982,285
	Hammerson PLC	United Kingdom	462,753	4,592,805
	Kimco Realty Corp.	United States	172,069	3,954,146
	Klepierre	France	94,000	4,790,624
	The Link REIT	Hong Kong	972,788	5,233,923
	The Macerich Co.	United States	34,864	2,327,172
	Ramco-Gershenson Properties Trust	United States	68,113	1,132,038
	Realty Income Corp.	United States	40,103	1,781,375
	Regency Centers Corp.	United States	42,893	2,388,282
	RioCan REIT	Canada	103,826	2,658,810
b	Scentre Group	Australia	1,469,216	4,435,152
	Simon Property Group Inc.	United States	118,608	19,722,138
	Taubman Centers Inc.	United States	16,282	1,234,338
	Unibail-Rodamco SE	France	46,104	13,413,481
	Weingarten Realty Investors	United States	60,110	1,974,012
	Westfield Corp.	Australia	508,928	3,432,695

				89,912,301

	Specialized REITs 3.2%
	CubeSmart	United States	41,184	754,491
	Extra Space Storage Inc.	United States	70,204	3,738,363
	Public Storage	United States	45,014	7,713,149

				12,206,003

	Total Common Stocks and Other Equity Interests (Cost $237,643,386)			375,640,403

Semiannual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments (Cost $4,395,660) 1.2%
	Repurchase Agreements (Cost $4,395,660) 1.2%
c	Joint Repurchase Agreement, 0.064%, 7/01/14 (Maturity Value $4,395,668) BNP Paribas Securities Corp. (Maturity Value $887,837) Credit Suisse Securities (USA) LLC (Maturity Value $443,919) Deutsche Bank Securities Inc. (Maturity Value $333,763) HSBC Securities (USA) Inc. (Maturity Value $1,864,510) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $865,639)	United States	$4,395,660	$4,395,660

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/16/15 - 5/04/37; [d]U.S. Government Agency Discount Notes, 12/24/14 - 1/30/15; U.S. Government Agency Securities, Strips, 5/15/30; U.S. Treasury Bonds, 7.50% - 8.875%, 11/15/16 - 2/15/19; U.S. Treasury Notes, 0.25% - 4.50%, 7/15/15 - 4/30/18; and U.S. Treasury Notes, Index Linked, 1.375%, 7/15/18 (valued at $4,484,322)

	Total Investments (Cost $242,039,046) 99.8%			380,036,063
	Other Assets, less Liabilities 0.2%			822,070

	Net Assets 100.0%			$380,858,133

See Abbreviations on page FGR-23.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $12,485,010, representing 3.28% of net assets.

bNon-income producing.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FGR-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$237,643,386
Cost - Repurchase agreements	4,395,660

Total cost of investments	$242,039,046

Value - Unaffiliated issuers	$375,640,403
Value - Repurchase agreements	4,395,660

Total value of investments	380,036,063
Foreign currency, at value (cost and $50,069)	50,184
Receivables:
Investment securities sold	244,831
Capital shares sold	18,209
Dividends	1,555,424
Other assets	165

Total assets	381,904,876

Liabilities:
Payables:
Capital shares redeemed	430,883
Management fees	328,017
Distribution fees	142,873
Reports to shareholders	109,481
Accrued expenses and other liabilities	35,489

Total liabilities	1,046,743

Net assets, at value	$380,858,133

Net assets consist of:
Paid-in capital	$583,200,149
Distributions in excess of net investment income	(5,284,357)
Net unrealized appreciation (depreciation)	138,004,320
Accumulated net realized gain (loss)	(335,061,979)

Net assets, at value	$380,858,133

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Global Real Estate VIP Fund

Class 1:
Net assets, at value	$36,539,095

Shares outstanding	2,309,454

Net asset value and maximum offering price per share	$15.82

Class 2:
Net assets, at value	$344,319,038

Shares outstanding	22,293,801

Net asset value and maximum offering price per share	$15.44

FGR-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Global Real Estate VIP Fund
Investment income:
Dividends (net of foreign taxes of $385,750)	$5,021,512
Interest	618

Total investment income	5,022,130

Expenses:
Management fees (Note 3a)	1,916,198
Distribution fees - Class 2 (Note 3c)	412,664
Custodian fees (Note 4)	13,155
Reports to shareholders	41,986
Professional fees	26,823
Trustees’ fees and expenses	710
Other	8,911

Total expenses	2,420,447

Net investment income	2,601,683

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,891,725
Realized gain distributions from REITs	1,145,225
Foreign currency transactions	(31,668)

Net realized gain (loss)	12,005,282

Net change in unrealized appreciation (depreciation) on:
Investments	25,135,025
Translation of other assets and liabilities denominated in foreign currencies	10,594

Net change in unrealized appreciation (depreciation)	25,145,619

Net realized and unrealized gain (loss)	37,150,901

Net increase (decrease) in net assets resulting from operations	$39,752,584

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$2,601,683	$5,357,758
Net realized gain (loss) from investments, realized gain distributions from REITs and foreign currency transactions	12,005,282	16,305,580
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	25,145,619	(13,068,801)

Net increase (decrease) in net assets resulting from operations	39,752,584	8,594,537

Distributions to shareholders from net investment income:
Net investment income:
Class 1	(245,080)	(1,817,696)
Class 2	(1,512,651)	(15,833,743)

Total distributions to shareholders	(1,757,731)	(17,651,439)

Capital share transactions: (Note 2)
Class 1	(1,344,681)	(3,263,237)
Class 2	(18,893,190)	(6,951,491)

Total capital share transactions	(20,237,871)	(10,214,728)

Net increase (decrease) in net assets	17,756,982	(19,271,630)
Net assets:
Beginning of period	363,101,151	382,372,781

End of period	$380,858,133	$363,101,151

Distributions in excess of net investment income included in net assets:
End of period	$(5,284,357)	$(6,128,309)

FGR-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Global Real Estate VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 58.07% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Global Real Estate Securities Fund was renamed the Franklin Global Real Estate VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of

Semiannual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

FGR-18	Semiannual Report

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United

States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	35,227	$497,856	36,029	$545,808

Shares issued in reinvestment of distributions	15,710	245,080	127,468	1,817,696

Shares redeemed	(140,668)	(2,087,617)	(379,619)	(5,626,741)

Net increase (decrease)	(89,731)	$(1,344,681)	(216,122)	$(3,263,237)

Class 2 Shares:

Shares sold	224,217	$3,234,700	1,380,638	$20,243,191

Shares issued in reinvestment of distributions	99,321	1,512,651	1,136,665	15,833,743

Shares redeemed	(1,634,408)	(23,640,541)	(3,013,876)	(43,028,425)

Net increase (decrease)	(1,310,870)	$(18,893,190)	(496,573)	$(6,951,491)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of Class 2. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$126,624,881
2017	207,448,609
2018	2,192,369

$336,265,859

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$260,355,318

Unrealized appreciation	$131,257,620

Unrealized depreciation	(11,576,875)

Net unrealized appreciation (depreciation)	$119,680,745

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $34,365,080 and $52,121,385, respectively.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a]	$375,640,403	$—	$—	$375,640,403

Short Term Investments	—	4,395,660	—	4,395,660

Total Investments in Securities	$375,640,403	$4,395,660	$—	$380,036,063

aFor detailed categories, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

IDR	International Depositary Receipt

REIT	Real Estate Investment Trust

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX INFORMATION (UNAUDITED)

Franklin Global Real Estate VIP Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1 and Class 2 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0235	$0.1142
Class 2	$0.0235	$0.0816

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

FGR-24	Semiannual Report

Franklin Growth and Income VIP Fund

(Formerly, Franklin Growth and Income Securities Fund)

This semiannual report for Franklin Growth and Income VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Growth and Income VIP Fund – Class 2 delivered a +5.88% total return for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FGI-1

FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goals and Main Investments: Franklin Growth and Income VIP Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +7.14% total return.1 The Fund’s peers as measured by the Lipper VIP Equity Income Funds Classification Average, posted a +6.87% return for the same period.2

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets and

1. © 2014 Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN GROWTH AND INCOME VIP FUND

China’s slowing economy. U.S. stocks continued to gain for the six months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.4

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the six months under review, most of the sectors the Fund invested in rose in value, as did most of the portfolio’s individual securities, supporting overall performance. Key contributing sectors included utilities, information technology (IT) and health care. The telecommunication services sector was the sole detractor.

Among utilities, top contributors included natural gas and electric utilities company PG&E’s stock and clean energy company NextEra Energy’s convertible preferred stock. PG&E’s share price rose after the company reported better-than-expected first-quarter 2014 revenue. The stock also benefited from the market’s positive outlook on the company’s portfolio of regulated utility assets and pipeline of electricity transmission and distribution projects. Leading IT performers included semiconductor products manufacturers Maxim Integrated Products and Intel. Maxim reported quarterly earnings that beat expectations, driven by growth in the automotive, industrial and communication businesses. In health care, pharmaceutical company Eli Lilly & Co. and medical devices, pharmaceutical and consumer packaged goods company Johnson & Johnson

Top 10 Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Republic Services Inc. Industrials	2.3%
Microsoft Corp. Information Technology	2.2%
Maxim Integrated Products Inc. Information Technology	2.1%
Ford Motor Co. Consumer Discretionary	2.1%
Royal Dutch Shell PLC, A Energy	2.1%
The Dow Chemical Co. Materials	2.1%
Cisco Systems Inc. Information Technology	2.1%
Roche Holding AG Health Care	2.1%
BlackRock Inc. Financials	2.0%
Starwood Hotels & Resorts Worldwide Inc. Consumer Discretionary	2.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

were among the top performers. Shares of Eli Lilly gained after the company reported positive phase III trial results for two cancer drugs. The company agreed to acquire the animal health division of Novartis to strengthen its global animal health division.

In contrast, our investments in the telecommunication services sector hindered the Fund’s results. U.K.-based telecommunication services provider Vodafone Group’s share price fell after the company’s fiscal year 2014 revenue declined because of stiff competition and regulatory headwinds in Europe. The company also provided sluggish revenue guidance for fiscal year 2015. Other key individual detractors included software solutions company CA, discount retailer Target, payroll processor Paychex and insurer Aflac. CA detracted from relative returns after it reported lower revenues in the fiscal 2014 fourth quarter. A credit card data breach announced in December 2013 and problems with a Canadian expansion continued to weigh on Target’s stock, although fourth-quarter 2013 earnings still beat estimates. The stock was also affected by concerns over management changes.

4. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FGI-3

FRANKLIN GROWTH AND INCOME VIP FUND

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-4	Semiannual Report

FRANKLIN GROWTH AND INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14

Actual	$1,000	$1,058.80	$4.24
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.97		$12.64		$11.60	$11.76	$10.47	$ 8.72

Income from investment operations[a]:

Net investment income[b]	0.32	[c]	0.33		0.35	0.33	0.38	0.31

Net realized and unrealized gains (losses)	0.64		3.40		1.08	(0.03)	1.32	1.92

Total from investment operations	0.96		3.73		1.43	0.30	1.70	2.23

Less distributions from net investment income	(0.43)		(0.40)		(0.39)	(0.46)	(0.41)	(0.48)

Net asset value, end of period	$16.50		$15.97		$12.64	$11.60	$11.76	$10.47

Total return[d]	6.05%		29.96%		12.53%	2.64%	16.93%	26.82%

Ratios to average net assets[e]

Expenses	0.58%	[f]	0.58%	[f]	0.60%	0.59%	0.59%	0.60%	[f]

Net investment income	4.06%	[c]	2.29%		2.86%	2.80%	3.62%	3.46%

Supplemental data

Net assets, end of period (000’s)	$174,280		$175,860		$154,463	$156,830	$176,590	$174,403

Portfolio turnover rate	9.12%		35.16%		30.00%	32.93%	26.83%	51.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.60%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

FGI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.73		$12.46		$11.44	$11.60	$10.33	$ 8.59

Income from investment operations[a]:

Net investment income[b]	0.30	[c]	0.29		0.32	0.29	0.35	0.28

Net realized and unrealized gains (losses)	0.62		3.35		1.05	(0.02)	1.31	1.90

Total from investment operations	0.92		3.64		1.37	0.27	1.66	2.18

Less distributions from net investment income	(0.39)		(0.37)		(0.35)	(0.43)	(0.39)	(0.44)

Net asset value, end of period	$16.26		$15.73		$12.46	$11.44	$11.60	$10.33

Total return[d]	5.88%		29.60%		12.23%	2.41%	16.68%	26.55%

Ratios to average net assets[e]

Expenses	0.83%	[f]	0.83%	[f]	0.85%	0.84%	0.84%	0.85%	[f]

Net investment income	3.81%	[c]	2.04%		2.61%	2.55%	3.37%	3.21%

Supplemental data

Net assets, end of period (000’s)	$145,062		$150,966		$131,400	$129,309	$151,481	$152,077

Portfolio turnover rate	9.12%		35.16%		30.00%	32.93%	26.83%	51.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.35%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Growth and Income VIP Fund

		Country	Shares	Value

	Common Stocks 92.4%
	Consumer Discretionary 16.3%
a	Amazon.com Inc.	United States	15,000	$4,871,700
	Ford Motor Co.	United States	384,000	6,620,160
	General Motors Co.	United States	34,388	1,248,284
	L Brands Inc.	United States	97,800	5,736,948
	Lowe’s Cos. Inc.	United States	93,600	4,491,864
	McDonald’s Corp.	United States	62,700	6,316,398
	NIKE Inc., B	United States	71,900	5,575,845
	Starwood Hotels & Resorts Worldwide Inc.	United States	80,000	6,465,600
	Target Corp.	United States	89,400	5,180,730
	Wynn Resorts Ltd.	United States	27,500	5,707,900

				52,215,429

	Consumer Staples 7.9%
	Diageo PLC, ADR	United Kingdom	45,300	5,765,331
	Mead Johnson Nutrition Co., A	United States	66,300	6,177,171
	Nestle SA	Switzerland	52,800	4,090,162
	PepsiCo Inc.	United States	70,900	6,334,206
	The Procter & Gamble Co.	United States	36,500	2,868,535

				25,235,405

	Energy 6.0%
	BP PLC, ADR	United Kingdom	59,900	3,159,725
	Chevron Corp.	United States	26,800	3,498,740
	Exxon Mobil Corp.	United States	57,644	5,803,598
	Royal Dutch Shell PLC, A, ADR	United Kingdom	80,200	6,606,074

				19,068,137

	Financials 12.0%
	Aflac Inc.	United States	84,200	5,241,450
	Bank of America Corp.	United States	149,000	2,290,130
	BlackRock Inc.	United States	20,300	6,487,880
	JPMorgan Chase & Co.	United States	111,170	6,405,615
	Marsh & McLennan Cos. Inc.	United States	77,300	4,005,686
	MetLife Inc.	United States	60,723	3,373,770
	T. Rowe Price Group Inc.	United States	54,000	4,558,140
	Wells Fargo & Co.	United States	113,200	5,949,792

				38,312,463

	Health Care 9.3%
	Bristol-Myers Squibb Co.	United States	45,400	2,202,354
	Eli Lilly & Co.	United States	88,700	5,514,479
	Johnson & Johnson	United States	51,800	5,419,316
	Pfizer Inc.	United States	152,600	4,529,168
	Roche Holding AG	Switzerland	21,800	6,501,776
	Sanofi, ADR	France	102,900	5,471,193

				29,638,286

	Industrials 14.1%
	The Boeing Co.	United States	33,900	4,313,097
	Cummins Inc.	United States	35,000	5,400,150
	Emerson Electric Co.	United States	89,100	5,912,676
	General Electric Co.	United States	190,600	5,008,968
	Honeywell International Inc.	United States	61,700	5,735,015

FGI-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Industrials (continued)
	Lockheed Martin Corp.	United States	40,000	$6,429,200
	Republic Services Inc.	United States	191,300	7,263,661
	United Parcel Service Inc., B	United States	47,700	4,896,882

				44,959,649

	Information Technology 12.6%
	CA Inc.	United States	179,400	5,155,956
	Cisco Systems Inc.	United States	261,808	6,505,929
	Intel Corp.	United States	187,400	5,790,660
	Maxim Integrated Products Inc.	United States	196,400	6,640,284
	Microsoft Corp.	United States	165,700	6,909,690
	Paychex Inc.	United States	98,300	4,085,348
	Seagate Technology PLC	United States	90,600	5,147,892

				40,235,759

	Materials 6.2%
	BHP Billiton PLC	United Kingdom	130,800	4,229,173
	The Dow Chemical Co.	United States	128,200	6,597,172
	Freeport-McMoRan Copper & Gold Inc., B	United States	103,288	3,770,012
	Potash Corp. of Saskatchewan Inc.	Canada	134,400	5,101,824

				19,698,181

	Telecommunication Services 2.2%
	AT&T Inc.	United States	98,297	3,475,782
	Verizon Communications Inc.	United States	29,601	1,448,377
	Vodafone Group PLC, ADR	United Kingdom	65,172	2,176,093

				7,100,252

	Utilities 5.8%
	Dominion Resources Inc.	United States	60,700	4,341,264
	Duke Energy Corp.	United States	65,603	4,867,086
	PG&E Corp.	United States	126,800	6,088,936
	Xcel Energy Inc.	United States	103,400	3,332,582

				18,629,868

	Total Common Stocks (Cost $213,583,961)			295,093,429

	Convertible Preferred Stocks 6.5%
	Energy 1.1%
b	Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	2,700	3,427,313

	Financials 1.7%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	3,100	3,617,700
	MetLife Inc., 5.00%, cvt. pfd.	United States	55,100	1,760,996

				5,378,696

	Industrials 2.0%
	Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	9,200	1,245,634
	Stanley Black & Decker Inc., 6.25%, cvt., pfd.	United States	45,300	5,165,559

				6,411,193

Semiannual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value

	Convertible Preferred Stocks (continued)
	Utilities 1.7%
	NextEra Energy Inc., 5.799%, cvt. pfd.	United States	62,000	$3,538,340
	NextEra Energy Inc., 5.889%, cvt. pfd.	United States	28,100	1,826,219

				5,364,559

	Total Convertible Preferred Stock (Cost $16,011,683)			20,581,761

	Total Investments before Short Term Investments (Cost $229,595,644)			315,675,190

			Principal Amount
	Short Term Investments (Cost $3,751,836) 1.1%
	Repurchase Agreements 1.1%
c	Joint Repurchase Agreement, 0.064%, 7/01/14 (Maturity Value $3,751,842) BNP Paribas Securities Corp. (Maturity Value $757,797) Credit Suisse Securities (USA) LLC (Maturity Value $378,899) Deutsche Bank Securities Inc. (Maturity Value $284,877) HSBC Securities (USA) Inc. (Maturity Value $1,591,419) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $738,850)	United States	$3,751,836	3,751,836

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/16/15 - 5/04/37; [d]U.S. Government Agency Discount Notes, 12/24/14 - 1/30/15; U.S. Government Agency Securities, Strips, 5/15/30; U.S. Treasury Bonds, 7.50% - 8.875%, 11/15/16 - 2/15/19; U.S. Treasury Notes, 0.25% - 4.50%, 7/15/15 - 4/30/18; and U.S. Treasury Notes, Index Linked, 1.375%, 7/15/18 (valued at $3,827,512)

	Total Investments (Cost $233,347,480) 100.0%			319,427,026
	Other Assets, less Liabilities (0.0)%†			(85,113)

	Net Assets 100.0%			$319,341,913

See Abbreviations on page FGI-20.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the value of this security was $3,427,313, representing 1.07% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FGI-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$229,595,644
Cost - Repurchase agreements	3,751,836

Total cost of investments	$233,347,480

Value - Unaffiliated issuers	$315,675,190
Value - Repurchase agreements	3,751,836

Total value of investments	319,427,026
Receivables:
Capital shares sold	15,562
Dividends	526,979
Other assets	144

Total assets	319,969,711

Liabilities:
Payables:
Capital shares redeemed	311,927
Management fees	138,090
Distribution fees	60,338
Reports to shareholders	89,338
Accrued expenses and other liabilities	28,105

Total liabilities	627,798

Net assets, at value	$319,341,913

Net assets consist of:
Paid-in capital	$230,358,844
Undistributed net investment income	6,281,244
Net unrealized appreciation (depreciation)	86,082,029
Accumulated net realized gain (loss)	(3,380,204)

Net assets, at value	$319,341,913

Class 1:
Net assets, at value	$174,280,047

Shares outstanding	10,565,021

Net asset value and maximum offering price per share	$16.50

Class 2:
Net assets, at value	$145,061,866

Shares outstanding	8,920,216

Net asset value and maximum offering price per share	$16.26

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Growth and Income VIP Fund
Investment income:
Dividends	$7,294,083
Interest	807

Total investment income	7,294,890

Expenses:
Management fees (Note 3a)	831,662
Distribution fees - Class 2 (Note 3c)	179,810
Custodian fees (Note 4)	1,927
Reports to shareholders	47,537
Professional fees	21,839
Trustees’ fees and expenses	636
Other	6,081

Total expenses	1,089,492
Expense reductions (Note 4)	(6)

Net expenses	1,089,486

Net investment income	6,205,404

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	13,782,924
Foreign currency transactions	25,363

Net realized gain (loss)	13,808,287

Net change in unrealized appreciation (depreciation) on:
Investments	(1,896,516)
Translation of other assets and liabilities denominated in foreign currencies	(24)

Net change in unrealized appreciation (depreciation)	(1,896,540)

Net realized and unrealized gain (loss)	11,911,747

Net increase (decrease) in net assets resulting from operations	$18,117,151

FGI-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$6,205,404	$6,736,411
Net realized gain (loss) from investments and foreign currency transactions	13,808,287	28,487,148
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(1,896,540)	45,062,156

Net increase (decrease) in net assets resulting from operations	18,117,151	80,285,715

Distributions to shareholders from:
Net investment income:
Class 1	(4,441,593)	(4,583,247)
Class 2	(3,421,107)	(3,711,240)

Total distributions to shareholders	(7,862,700)	(8,294,487)

Capital share transactions: (Note 2)
Class 1	(7,107,978)	(17,413,301)
Class 2	(10,630,861)	(13,615,221)

Total capital share transactions	(17,738,839)	(31,028,522)

Net increase (decrease) in net assets	(7,484,388)	40,962,706
Net assets:
Beginning of period	326,826,301	285,863,595

End of period	$319,341,913	$326,826,301

Undistributed net investment income included in net assets:
End of period	$6,281,244	$7,938,540

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Growth and Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 79.43% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Growth and Income Securities Fund was renamed the Franklin Growth and Income VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of

FGI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Semiannual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United

States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	1,448	$23,814	37,520	$537,654

Shares issued in reinvestment of distributions	273,329	4,441,593	326,675	4,583,247

Shares redeemed	(718,652)	(11,573,385)	(1,571,602)	(22,534,202)

Net increase (decrease)	(443,875)	$(7,107,978)	(1,207,407)	$(17,413,301)

Class 2 Shares:

Shares sold	90,325	$1,443,178	905,864	$12,758,976

Shares issued in reinvestment of distributions	213,552	3,421,107	268,347	3,711,240

Shares redeemed	(978,621)	(15,495,146)	(2,124,043)	(30,085,437)

Net increase (decrease)	(674,744)	$(10,630,861)	(949,832)	$(13,615,221)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Semiannual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

3. Transactions With Affiliates (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $17,127,212, expiring in 2017.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$233,418,700

Unrealized appreciation	$87,286,289

Unrealized depreciation	(1,277,963)

Net unrealized appreciation (depreciation)	$86,008,326

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, corporate actions, and equity-linked securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $28,683,148 and $52,033,049, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

FGI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments:[a]

Energy	$19,068,137	$3,427,313	$—	$22,495,450

All Other Equity Investments[b]	293,179,740	—	—	293,179,740

Short Term Investments	—	3,751,836	—	3,751,836

Total Investments in Securities	$312,247,877	$7,179,149	$—	$319,427,026

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

Semiannual Report	FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FGI-20	Semiannual Report

Franklin High Income VIP Fund

(Formerly, Franklin High Income Securities Fund)

This semiannual report for Franklin High Income VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin High Income VIP Fund – Class 2 delivered a +5.59% total return for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FH-1

FRANKLIN HIGH INCOME VIP FUND

Fund Goals and Main Investments: Franklin High Income VIP Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

Fund Risks: All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Credit Suisse (CS) High Yield Index, posted a +5.55% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +4.72% total return.2

Economic and Market Overview

The U.S. economy continued to show signs of recovery during the six-month period ended June 30, 2014. Economic activity increased toward period-end after severe weather conditions and a slowdown in health care spending led to a contraction in the first quarter of 2014. Manufacturing activity expanded during the period under review, despite a slowdown in January. Except for a sharp rebound in March, retail sales rose at a modest pace and missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago. The unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Inflation, as measured by the Consumer Price Index, picked up toward the end of the period.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting while adopting a more qualitative approach to rate-hike guidance. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering and remained committed to keeping interest rates low for a considerable amount of time after the asset-purchase program ends.

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.53% on June 30, 2014, as investors shifted to less risky assets given subdued economic data, the crises in Ukraine and Iraq, growth concerns about emerging markets and lower Treasury issuance.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Contrary to the 2013 predictions of many financial market experts, longer term interest rates in the U.S. declined in the first half of 2014. This move helped to boost corporate bond

1. Source: Credit Suisse.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN HIGH INCOME VIP FUND

prices, while underlying earnings fundamentals and a low default rate also remained supportive backdrops. As interest rates remained quite low on an absolute basis, investors continued their search for yield and demonstrated a healthy risk appetite, further supporting high yield bond prices in the secondary market. Correspondingly, the high yield corporate bond market generated a positive return for the first six months of the year. In contrast to 2013, however, there was little dispersion between returns by ratings quality classifications. Higher rated bonds within the high yield universe benefited from their somewhat higher sensitivity to the decline in interest rates, while lower rated bonds were buoyed by the continued search for income and yield. Despite occasional bursts of volatility during the period for the overall market, generally valuations continued to richen. With this in mind, we focused on security selection and slightly increased the Fund’s quality bias during the period. Overall, the Fund performed in line with the CS High Yield Index while outperforming its Lipper peer group.

At the same time, we drew upon our fundamental research process to make individual investments and help adjust the Fund’s industry positioning. Within that framework, we overweighted and underweighted certain industries relative to our benchmark in an effort to outperform. For example, our continued underweighting of the retailing sector proved beneficial. Sluggish consumer spending and confidence levels again weighed on operating results for certain retailers and pressured bond prices in the industry, leading the sector to underperform the benchmark.

In contrast, we maintained an overweighting in the energy sector, which outperformed during the period. With valuations attractive in the sector versus historical averages relative to the market, energy continued to seem to us a relative value opportunity. In addition, we felt the potential for favorable merger and acquisition activity, offering upside potential, combined with relatively solid downside asset protection supported our overweighted positioning. Lastly, we underweighted the fairly small automotive industry and were selective in our holdings given what we felt were that industry’s fairly rich valuations.4 The industry did ultimately underperform partly driven by the highly publicized recall issues for automaker General Motors.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

**Includes common, preferred and convertible preferred shares.

Although some of the Fund’s industry positioning enhanced relative performance versus its benchmark, certain other weightings had a negative impact. For example, the paper industry continued to face pricing pressures and a secular demand decline, which caused us to hold an underweighted position.5 However, some industry consolidation boosted certain bond prices and helped this relatively small industry to outperform the benchmark. Similarly, we underweighted the aerospace sector and this positioning also proved to be a relative performance detractor. A historically highly volatile subsector in aerospace, airlines recently enjoyed the benefits of enhanced capacity management after a wave of consolidation.6 This boosted bond prices and helped drive performance.

In contrast, we slightly overweighted the gaming industry.7 Given the industry is dependent on discretionary consumer spending, top-line revenue results were soft for many operators. In addition, new casinos continued to open and cause some gaming markets to show signs of being oversaturated. Lastly, bond prices of large capitalization issuer Caesar’s Entertainment fell as a balance sheet restructuring loomed. In addition to having a slightly overweighted gaming industry positioning, the Fund held Caesar’s senior secured bonds, which moved lower during the period and contributed to the sector’s underperformance.

To a small extent, the portfolio utilized derivatives, including currency forwards and credit derivatives through a high yield

4. Automotive is part of automobiles and components in the SOI.

5. Paper is part of materials in the SOI.

6. Aerospace is part of capital goods in the SOI.

7. Gaming is part of consumer services in the SOI.

Semiannual Report	FH-3

FRANKLIN HIGH INCOME VIP FUND

Top 10 Sectors/Industries
6/30/14
% of Total Net Assets
Energy	23.3%
Materials	12.5%
Telecommunication Services	9.4%
Media	9.4%
Health Care Equipment & Services	6.1%
Banks	4.5%
Diversified Financials	3.3%
Software & Services	3.3%
Consumer Durables & Apparel	3.2%
Food, Beverage & Tobacco	2.8%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

derivatives index. Currency forwards are principally used as a tool to hedge currency risk. Credit derivatives are used to hedge against credit risk, to gain or increase exposure to certain high yield securities or segments of the high yield bond markets, or to otherwise enhance Fund returns. By period-end, the Fund held no credit derivatives.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

Thank you for your participation in Franklin High Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN HIGH INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,055.90	$4.18
Hypothetical (5% return before expenses)	$1,000	$1,020.73	$4.11

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.82%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FH-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin High Income VIP Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.02		$7.01		$6.52	$6.63	$6.26	$4.68

Income from investment operations[a]:

Net investment income[b]	0.22		0.46		0.48	0.50	0.49	0.46

Net realized and unrealized gains (losses)	0.18		0.09		0.51	(0.19)	0.32	1.50

Total from investment operations	0.40		0.55		0.99	0.31	0.81	1.96

Less distributions from net investment income	(0.44)		(0.54)		(0.50)	(0.42)	(0.44)	(0.38)

Net asset value, end of period	$6.98		$7.02		$7.01	$6.52	$6.63	$6.26

Total return[c]	5.66%		8.17%		15.94%	4.63%	13.71%	42.99%

Ratios to average net assets[d]

Expenses	0.57%	[e]	0.58%	[e]	0.58%	0.58%	0.61%	0.63%	[e]

Net investment income	6.08%		6.63%		7.15%	7.52%	7.71%	8.33%

Supplemental data

Net assets, end of period (000’s)	$38,889		$39,300		$42,166	$41,971	$48,051	$48,855

Portfolio turnover rate	14.32%		30.78%		37.03%	45.11%	60.80%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FH-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.81		$6.82		$6.36	$6.47	$6.13	$4.59

Income from investment operations[a]:

Net investment income[b]	0.20		0.43		0.46	0.47	0.47	0.44

Net realized and unrealized gains (losses)	0.18		0.08		0.48	(0.18)	0.30	1.47

Total from investment operations	0.38		0.51		0.94	0.29	0.77	1.91

Less distributions from net investment income	(0.42)		(0.52)		(0.48)	(0.40)	(0.43)	(0.37)

Net asset value, end of period	$6.77		$6.81		$6.82	$6.36	$6.47	$6.13

Total return[c]	5.59%		7.83%		15.56%	4.56%	13.26%	42.70%

Ratios to average net assets[d]

Expenses	0.82%	[e]	0.83%	[e]	0.83%	0.83%	0.86%	0.88%	[e]

Net investment income	5.83%		6.38%		6.90%	7.27%	7.46%	8.08%

Supplemental data

Net assets, end of period (000’s)	$319,222		$291,826		$281,851	$249,452	$239,824	$198,567

Portfolio turnover rate	14.32%		30.78%		37.03%	45.11%	60.80%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.94		$6.94		$6.46	$6.57	$6.22	$4.67

Income from investment operations[a]:

Net investment income[b]	0.20		0.43		0.46	0.47	0.47	0.45

Net realized and unrealized gains (losses)	0.18		0.08		0.49	(0.18)	0.31	1.48

Total from investment operations	0.38		0.51		0.95	0.29	0.78	1.93

Less distributions from net investment income	(0.41)		(0.51)		(0.47)	(0.40)	(0.43)	(0.38)

Net asset value, end of period	$6.91		$6.94		$6.94	$6.46	$6.57	$6.22

Total return[c]	5.50%		7.72%		15.50%	4.39%	13.31%	42.36%

Ratios to average net assets[d]

Expenses	0.92%	[e]	0.93%	[e]	0.93%	0.93%	0.96%	0.98%	[e]

Net investment income	5.73%		6.28%		6.80%	7.17%	7.36%	7.98%

Supplemental data

Net assets, end of period (000’s)	$28,716		$27,789		$27,664	$27,055	$25,934	$15,105

Portfolio turnover rate	14.32%		30.78%		37.03%	45.11%	60.80%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FH-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin High Income VIP Fund

		Country	Shares	Value
	Common Stocks 0.2%
	Materials 0.1%
	NewPage Holdings Inc.	United States	5,000	$415,000

	Transportation 0.1%
a	CEVA Holdings LLC	United Kingdom	224	246,708

	Total Common Stocks (Cost $1,274,328)			661,708

	Convertible Preferred Stocks 0.2%
	Transportation 0.2%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	8,700
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	534,061

	Total Convertible Preferred Stocks (Cost $731,856)			542,761

	Preferred Stocks (Cost $770,000) 0.2%
	Diversified Financials 0.2%
	GMAC Capital Trust I, 8.125%, pfd.	United States	30,800	840,840

			Principal Amount*
	Corporate Bonds 94.6%
	Automobiles & Components 1.1%
	The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,200,000	2,398,000
b	International Automotive Components Group SA, senior secured note, 144A, 9.125%, 6/01/18	United States	1,600,000	1,709,000

				4,107,000

	Banks 4.5%
c	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,825,995
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,700,000	1,831,218
	5.00%, 8/15/22	United States	2,700,000	2,804,625
c	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	2,800,000	2,864,722
c	JPMorgan Chase & Co., junior sub. bond,
	5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,400,000	1,398,877
	6.00% to 8/01/23, FRN thereafter, Perpetual	United States	2,500,000	2,562,500
	Royal Bank of Scotland Group PLC, sub. note,
	6.125%, 12/15/22	United Kingdom	2,000,000	2,191,250
	5.125%, 5/28/24	United Kingdom	900,000	912,938

				17,392,125

	Capital Goods 2.5%
b	Abengoa Finance SAU, senior note, 144A,
	8.875%, 11/01/17	Spain	2,500,000	2,829,688
	7.75%, 2/01/20	Spain	400,000	446,250
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000	1,571,250
b	Oshkosh Corp., senior note, 144A, 5.375%, 3/01/22	United States	1,000,000	1,035,000
	Terex Corp., senior note, 6.00%, 5/15/21	United States	1,200,000	1,299,000
b	TransDigm Inc.,
	senior sub. bond, 144A, 6.50%, 7/15/24	United States	500,000	521,250
	senior sub. note, 144A, 6.00%, 7/15/22	United States	500,000	514,375
b	Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	1,400,000	1,508,500

				9,725,313

Semiannual Report	FH-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Commercial & Professional Services 1.9%
	ADS Waste Holdings Inc., senior note, 8.25%, 10/01/20	United States	2,500,000	$2,706,250
b	Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	1,500,000	1,606,875
d,e	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
	United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	1,400,000	1,457,750
	West Corp., senior note, 7.875%, 1/15/19	United States	1,500,000	1,596,563

				7,367,629

	Consumer Durables & Apparel 3.2%
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	2,100,000	2,341,500
	senior note, 4.75%, 5/15/19	United States	600,000	606,000
	senior note, 7.00%, 12/15/21	United States	700,000	764,750
	Springs Industries Inc., secured note, 6.25%, 6/01/21	United States	700,000	717,500
	Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	1,500,000	1,608,750
b	Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
	7.75%, 4/15/20	United States	1,140,000	1,251,150
	5.25%, 4/15/21	United States	900,000	918,000
	5.625%, 3/01/24	United States	1,000,000	995,000
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,300,000	1,391,000
	Visant Corp., senior note, 10.00%, 10/01/17	United States	1,900,000	1,781,250

				12,374,900

	Consumer Services 2.8%
b	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,500,000	1,500,000
	Caesars Entertainment Operating Co. Inc., senior secured note,
	11.25%, 6/01/17	United States	3,000,000	2,760,000
	first lien, 9.00%, 2/15/20	United States	800,000	673,000
b,d	Fontainebleau Las Vegas, senior secured note, first lien, 144A,
	11.00%, 6/15/15	United States	1,700,000	10,625
b	Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	1,600,000	1,768,000
	MGM Resorts International, senior note,
	6.875%, 4/01/16	United States	1,200,000	1,311,000
	8.625%, 2/01/19	United States	400,000	478,500
	6.625%, 12/15/21	United States	300,000	334,125
	Pinnacle Entertainment Inc.,
	senior note, 6.375%, 8/01/21	United States	600,000	636,000
	senior sub. note, 7.75%, 4/01/22	United States	1,100,000	1,201,750

				10,673,000

	Diversified Financials 3.1%
	Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,500,000	1,813,125
	General Motors Financial Co. Inc., senior note, 3.25%, 5/15/18	United States	900,000	913,500
b	Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
	5.625%, 3/15/20	United States	500,000	531,250
	5.875%, 3/15/22	United States	600,000	643,500
b	Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	2,000,000	2,380,000
	SLM Corp., senior note,
	8.45%, 6/15/18	United States	1,800,000	2,131,875
	5.50%, 1/15/19	United States	3,500,000	3,727,500

				12,140,750

FH-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy 23.3%
	Antero Resources Finance Corp., senior note, 5.375%, 11/01/21	United States	1,000,000	$1,047,500
	Carrizo Oil & Gas Inc., senior note,
	8.625%, 10/15/18	United States	2,000,000	2,117,500
	7.50%, 9/15/20	United States	500,000	551,250
b	CGG SA, senior note, 144A, 6.875%, 1/15/22	France	2,500,000	2,506,250
	Chaparral Energy Inc., senior note,
	9.875%, 10/01/20	United States	1,400,000	1,585,500
	8.25%, 9/01/21	United States	600,000	661,500
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	400,000	429,000
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,700,000	2,956,500
	Chesapeake Energy Corp., senior note,
	6.625%, 8/15/20	United States	3,000,000	3,465,000
	6.125%, 2/15/21	United States	1,000,000	1,125,000
	Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	2,400,000	2,556,000
	CONSOL Energy Inc., senior note,
	8.25%, 4/01/20	United States	1,000,000	1,087,500
	6.375%, 3/01/21	United States	300,000	320,250
	[b] 144A, 5.875%, 4/15/22	United States	1,100,000	1,155,000
b	Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	2,000,000	2,055,000
	Eagle Rock Energy Partners LP/Finance Corp., senior note,
	8.375%, 6/01/19	United States	2,500,000	2,712,500
	Energy Transfer Equity LP, senior note,
	7.50%, 10/15/20	United States	3,000,000	3,480,000
	[b] first lien, 144A, 5.875%, 1/15/24	United States	400,000	420,000
	Energy XXI Gulf Coast Inc., senior note,
	7.50%, 12/15/21	United States	1,000,000	1,075,000
	[b] 144A, 6.875%, 3/15/24	United States	1,200,000	1,227,000
b	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,000,000	1,038,125
	EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,400,000	1,505,000
	Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	2,500,000	2,675,000
	Halcon Resources Corp., senior note,
	8.875%, 5/15/21	United States	2,500,000	2,700,000
	9.25%, 2/15/22	United States	1,100,000	1,207,250
b	Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	1,500,000	1,646,250
b	Kinder Morgan Inc.,
	senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	1,500,000	1,548,750
	senior secured note, 144A, 5.00%, 2/15/21	United States	600,000	625,500
	Kodiak Oil & Gas Corp., senior note,
	8.125%, 12/01/19	United States	1,400,000	1,557,500
	5.50%, 1/15/21	United States	500,000	523,750
	Linn Energy LLC/Finance Corp., senior note,
	6.50%, 5/15/19	United States	600,000	636,000
	8.625%, 4/15/20	United States	2,000,000	2,170,000
	7.75%, 2/01/21	United States	700,000	758,625
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,100,000	1,171,500
b,f	Memorial Resource Development Corp., senior note, 144A, 5.875%, 7/01/22	United States	700,000	708,750
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000	1,657,500

Semiannual Report	FH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
b	Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	1,300,000	$1,413,750
b	Oasis Petroleum Inc., senior note, 144A, 6.875%, 3/15/22	United States	1,500,000	1,642,500
b	Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	1,200,000	1,191,000
	Offshore Group Investment Ltd.,
	senior bond, first lien, 7.125%, 4/01/23	United States	1,000,000	1,022,500
	senior secured note, first lien, 7.50%, 11/01/19	United States	2,000,000	2,118,750
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	2,500,000	2,737,500
	Peabody Energy Corp., senior note,
	6.50%, 9/15/20	United States	1,700,000	1,721,250
	6.25%, 11/15/21	United States	1,700,000	1,702,125
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,200,000	1,347,000
	Penn Virginia Resource Partners LP/Finance Corp., senior note,
	8.375%, 6/01/20	United States	1,094,000	1,243,057
	6.50%, 5/15/21	United States	600,000	657,000
	QEP Resources Inc., senior note,
	5.375%, 10/01/22	United States	1,500,000	1,552,500
	5.25%, 5/01/23	United States	1,000,000	1,027,500
	QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,900,000	2,085,250
	Quicksilver Resources Inc.,
	[b,g] secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,300,000	1,274,000
	senior note, 9.125%, 8/15/19	United States	1,000,000	932,500
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,400,000	2,550,000
	first lien, 5.625%, 4/15/23	United States	900,000	940,500
	[b] senior secured note, first lien, 144A, 5.75%, 5/15/24	United States	200,000	208,750
b	Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	2,500,000	2,646,875
b	Sanchez Energy Corp., senior note, 144A,
	7.75%, 6/15/21	United States	1,800,000	1,962,000
	6.125%, 1/15/23	United States	600,000	621,000
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,600,000	2,821,000

				90,081,057

	Food, Beverage & Tobacco 2.8%
	Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,102,000	2,193,122
b	Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,600,000	1,622,000
b	JBS USA LLC/Finance Inc.,
	senior bond, 144A, 5.875%, 7/15/24	United States	600,000	599,250
	senior note, 144A, 8.25%, 2/01/20	United States	2,600,000	2,834,000
	senior note, 144A, 7.25%, 6/01/21	United States	400,000	431,000
b	Post Holdings Inc., senior note, 144A,
	6.75%, 12/01/21	United States	1,000,000	1,063,750
	7.375%, 2/15/22	United States	1,600,000	1,736,000
	6.00%, 12/15/22	United States	300,000	306,750

				10,785,872

	Health Care Equipment & Services 6.1%
	Alere Inc.,
	senior note, 7.25%, 7/01/18	United States	2,200,000	2,409,000
	senior sub. note, 6.50%, 6/15/20	United States	300,000	316,500
	Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note,
	7.75%, 2/15/19	United States	1,500,000	1,605,000
	6.00%, 10/15/21	United States	400,000	426,000

FH-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	1,700,000	$1,865,750
	senior note, 7.125%, 7/15/20	United States	700,000	761,250
	[b]senior note, 144A, 6.875%, 2/01/22	United States	300,000	319,500
	senior secured note, 5.125%, 8/15/18	United States	1,500,000	1,576,875
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	1,400,000	1,411,375
	ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	1,300,000	1,436,500
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	800,000	925,000
	senior note, 5.875%, 5/01/23	United States	2,500,000	2,621,875
	senior secured bond, 7.25%, 9/15/20	United States	900,000	965,250
	senior secured note, 5.875%, 3/15/22	United States	1,000,000	1,087,500
	senior secured note, first lien, 5.00%, 3/15/24	United States	2,300,000	2,337,536
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	3,000,000	3,480,000
	[b]144A, 5.00%, 3/01/19	United States	200,000	203,250

				23,748,161

	Materials 12.4%
	ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	1,900,000	2,056,702
b	Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	600,000	666,750
b	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.25%, 1/31/19	Luxembourg	300,000	308,250
	senior note, 144A, 7.00%, 11/15/20	Luxembourg	176,471	183,309
	senior note, 144A, 6.75%, 1/31/21	Luxembourg	300,000	311,625
	[f] senior note, 144A, 6.00%, 6/30/21	Luxembourg	1,900,000	1,898,813
	senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	600,000	634,125
b	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	2,000,000	1,965,000
b	BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%, 5/01/18	Australia	2,000,000	2,167,500
b	Cemex Finance LLC, senior secured note, 144A, 6.00%, 4/01/24	Mexico	1,200,000	1,253,250
b	Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,500,000	2,696,875
b	Constellium NV, senior note, 144A, 5.75%, 5/15/24	Netherlands	3,200,000	3,332,000
b	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	3,100,000	3,146,500
b	Exopack Holding Corp., senior note, 144A, 10.00%, 6/01/18	United States	500,000	538,750
b	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,000,000	2,070,000
	7.00%, 2/15/21	Canada	1,836,000	1,897,965
b	FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	6.875%, 2/01/18	Australia	2,000,000	2,105,000
	8.25%, 11/01/19	Australia	500,000	546,250
	6.875%, 4/01/22	Australia	200,000	215,250
b	Ineos Finance PLC, senior secured note, 144A,
	8.375%, 2/15/19	Switzerland	200,000	219,500
	7.50%, 5/01/20	Switzerland	500,000	546,250
b	Ineos Group Holdings SA, senior note, 144A,
	6.125%, 8/15/18	Switzerland	1,300,000	1,350,375
	5.875%, 2/15/19	Switzerland	700,000	719,250
	Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,300,000	1,449,500
	Olin Corp., senior bond, 5.50%, 8/15/22	United States	3,200,000	3,408,000
b	Orion Engineered Carbons Bondco GmbH, senior secured note, first lien, 144A, 9.625%, 6/15/18	Germany	1,400,000	1,512,875

Semiannual Report	FH-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Materials (continued)
b,h	Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	500,000	$522,750
b	Polymer Group Inc., senior note, 144A, 6.875%, 6/01/19	United States	900,000	918,000
b	Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	1,200,000	1,266,000
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	1,400,000	1,484,000
	senior note, 8.50%, 5/15/18	United States	2,800,000	2,933,000
	senior note, 9.00%, 4/15/19	United States	200,000	212,750
	senior note, 9.875%, 8/15/19	United States	200,000	222,750
	senior note, 8.25%, 2/15/21	United States	400,000	437,000
b	Sealed Air Corp., senior note, 144A,
	8.125%, 9/15/19	United States	800,000	885,000
	6.50%, 12/01/20	United States	500,000	565,000
	8.375%, 9/15/21	United States	600,000	690,000
b	U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A, 7.375%, 5/01/21	United States	700,000	766,500

				48,102,414

	Media 9.4%
b	Altice Financing SA, secured note, first lien, 144A, 6.50%, 1/15/22	Luxembourg	300,000	319,313
	Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	1,000,000	1,135,000
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	900,000	918,000
	senior note, 6.50%, 4/30/21	United States	1,500,000	1,603,125
	Clear Channel Communications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	3,000,000	3,221,250
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000	1,082,500
	senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,192,125
	senior sub. note, 7.625%, 3/15/20	United States	200,000	215,000
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	1,500,000	1,655,625
	[b] 144A, 5.25%, 6/01/24	United States	1,000,000	986,250
	DISH DBS Corp., senior note,
	7.125%, 2/01/16	United States	2,000,000	2,167,500
	6.75%, 6/01/21	United States	1,500,000	1,713,750
b	Gannett Co. Inc.,
	senior bond, 144A, 6.375%, 10/15/23	United States	2,000,000	2,140,000
	senior note, 144A, 5.125%, 7/15/20	United States	1,400,000	1,443,750
b	The Nielsen Co. (Luxembourg) S.a.r.l., senior note, 144A, 5.50%, 10/01/21	United States	900,000	935,437
b	Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	1,100,000	1,111,687
b	Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	800,000	870,000
b	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	2,000,000	2,085,000
b	Univision Communications Inc., senior secured note, 144A,
	6.875%, 5/15/19	United States	2,500,000	2,675,000
	7.875%, 11/01/20	United States	700,000	773,500
b	UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,070,000
b	UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000	548,750
b	Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	800,000	822,000
b	Virgin Media Finance PLC., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,700,000	1,853,000

FH-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Media (continued)
b	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	$1,142,625
b	VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	900,000	968,247
b	WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	1,500,000	1,513,125

				36,161,559

	Pharmaceuticals, Biotechnology & Life Sciences 2.7%
b	inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	600,000	648,000
b,h	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,200,000	1,248,000
b	Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	700,000	768,250
	Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	3,300,000	3,601,125
b	Salix Pharmaceuticals Ltd., senior note, 144A, 6.00%, 1/15/21	United States	400,000	430,000
b	Valeant Pharmaceuticals International Inc., senior note, 144A,
	7.50%, 7/15/21	United States	200,000	222,250
	5.625%, 12/01/21	United States	300,000	309,000
b	VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	3,000,000	3,198,750

				10,425,375

	Retailing 0.9%
b	American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	2,100,000	2,178,750
b	New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	1,000,000	1,074,375

				3,253,125

	Semiconductors & Semiconductor Equipment 0.3%
	Freescale Semiconductor Inc., senior note, 8.05%, 2/01/20	United States	1,028,000	1,112,810

	Software & Services 3.3%
b	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,000,000	2,067,500
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	3,300,000	3,390,750
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	1,800,000	2,220,750
	senior note, 11.25%, 1/15/21	United States	1,000,000	1,170,000
	[b] senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,750,000
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,200,000	1,293,000

				12,892,000

	Technology Hardware & Equipment 1.0%
b	Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	2,400,000	2,568,000
b	Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	900,000	945,000
b,h	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	400,000	429,000

				3,942,000

	Telecommunication Services 9.4%
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	100,000	109,750
	senior note, 6.45%, 6/15/21	United States	400,000	436,000
	senior note, 5.80%, 3/15/22	United States	2,500,000	2,615,625
b	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	2,000,000	2,205,000
b	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,200,000	1,242,750

Semiannual Report	FH-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
b	eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,800,000	$1,951,875
	Frontier Communications Corp.,
	senior bond, 7.625%, 4/15/24	United States	200,000	216,250
	senior note, 8.50%, 4/15/20	United States	2,000,000	2,370,000
	senior note, 8.75%, 4/15/22	United States	900,000	1,048,500
	senior note, 7.875%, 1/15/27	United States	200,000	207,750
	Intelsat Jackson Holdings SA,
	senior bond, 5.50%, 8/01/23	Luxembourg	1,500,000	1,496,250
	senior note, 7.25%, 10/15/20	Luxembourg	900,000	972,000
	senior note, 7.50%, 4/01/21	Luxembourg	3,800,000	4,180,000
b	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,500,000	1,629,375
b	Sprint Corp.,
	senior bond, 144A, 7.125%, 6/15/24	United States	500,000	531,250
	senior note, 144A, 7.875%, 9/15/23	United States	500,000	557,500
	Sprint Nextel Corp., senior note,
	8.375%, 8/15/17	United States	3,000,000	3,513,750
	[b] 144A, 9.00%, 11/15/18	United States	3,000,000	3,645,000
	[b] 144A, 7.00%, 3/01/20	United States	300,000	346,500
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	400,000	428,500
	senior note, 6.542%, 4/28/20	United States	1,600,000	1,734,000
	senior note, 6.125%, 1/15/22	United States	200,000	213,000
b	Wind Acquisition Finance SA, senior secured note, 144A,
	[f] 4.75%, 7/15/20	Italy	1,000,000	1,009,375
	7.375%, 4/23/21	Italy	3,500,000	3,764,687

				36,424,687

	Transportation 1.8%
b	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000	952,875
	senior note, 144A, 9.75%, 5/01/20	United States	500,000	530,625
	Hertz Corp., senior note,
	7.50%, 10/15/18	United States	1,100,000	1,155,000
	6.75%, 4/15/19	United States	2,200,000	2,343,000
b	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	1,000,000	1,067,500
b	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,000,000	1,017,500

				7,066,500

	Utilities 2.1%
b	Calpine Corp.,
	senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	400,000	424,000
	senior secured note, 144A, 7.875%, 7/31/20	United States	654,000	712,860
	senior secured note, 144A, 7.50%, 2/15/21	United States	1,170,000	1,270,913
	senior secured note, 144A, 7.875%, 1/15/23	United States	782,000	875,840
	senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000	108,250
b	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,000,000	2,080,000
b,f	NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 144A, 5.125%, 7/15/19	United States	500,000	503,750

FH-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities (continued)
b,d	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	2,500,000	$2,293,750

				8,269,363

	Total Corporate Bonds (Cost $345,104,897)			366,045,640

g,i	Senior Floating Rate Interests 1.1%
	Capital Goods 0.2%
	Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	760,128	776,518

	Household & Personal Products 0.6%
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,346,427	2,308,297

	Utilities 0.3%
d	Texas Competitive Electric Holdings Co. LLC,Term Loan, 4.737%, 10/10/17	United States	1,431,288	1,187,970

	Total Senior Floating Rate Interests (Cost $4,347,220)			4,272,785

			Shares
	Escrow Accounts and Litigation Trusts (Cost $ —) 0.0%
a,e	NewPage Corp., Litigation Trust	United States	2,500,000	—

	Total Investments before Short Term Investments (Cost $352,228,301)			372,363,734

			Principal Amount*
	Short Term Investments (Cost $10,908,707) 2.8%
	Repurchase Agreements 2.8%
j	Joint Repurchase Agreement, 0.064%, 7/01/14 (Maturity Value $10,908,726) BNP Paribas Securities Corp. (Maturity Value $2,203,345) Credit Suisse Securities (USA) LLC (Maturity Value $1,101,672) Deutsche Bank Securities Inc. (Maturity Value $828,300) HSBC Securities (USA) Inc. (Maturity Value $4,627,154) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $2,148,255)	United States	10,908,707	10,908,707

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/16/15 - 05/04/37; [k]U.S. Government Agency Discount Notes, 12/24/14 - 1/30/15; U.S. Government Agency Securities, Strips, 5/15/30; U.S. Treasury Bonds, 7.50% - 8.875%, 11/15/16 - 2/15/19; U.S. Treasury Notes, 0.25% - 4.50%, 7/15/15 - 4/30/18; and U.S. Treasury Notes, Index Linked, 1.375%, 7/15/18 (valued at $11,128,739)

	Total Investments (Cost $363,137,008) 99.1%			383,272,441
	Other Assets, less Liabilities 0.9%			3,554,488

	Net Assets 100.0%			$386,826,929

Semiannual Report	FH-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $157,888,908, representing 40.82% of net assets.

cPerpetual security with no stated maturity date.

dSee Note 7 regarding defaulted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $191, representing less than 0.01% of net assets.

fSecurity purchased on a when-issued basis. See Note 1(d).

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iSee Note 1(f) regarding senior floating rate interests.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security is traded on a discount basis with no stated coupon rate.

FH-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	600,000	$821,850	12/17/14	$400	$—
Euro	DBAB	Sell	600,000	823,230	12/17/14	980	—

Net unrealized appreciation (depreciation)						$1,380

a May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page FH-32.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin High Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$352,228,301
Cost - Repurchase agreements	10,908,707

Total cost of investments	$363,137,008

Value - Unaffiliated issuers	$372,363,734
Value - Repurchase agreements	10,908,707

Total value of investments	383,272,441
Cash	47,761
Receivables:
Investment securities sold	1,987,227
Capital shares sold	220,903
Dividends and interest	5,939,737
Unrealized appreciation on forward exchange contracts	1,380
Other assets	202

Total assets	391,469,651

Liabilities:
Payables:
Investment securities purchased	4,100,000
Capital shares redeemed	113,424
Management fees	163,164
Distribution fees	149,927
Accrued expenses and other liabilities	116,207

Total liabilities	4,642,722

Net assets, at value	$386,826,929

Net assets consist of:
Paid-in capital	$378,065,415
Undistributed net investment income	8,996,075
Net unrealized appreciation (depreciation)	20,136,813
Accumulated net realized gain (loss)	(20,371,374)

Net assets, at value	$386,826,929

FH-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin High Income VIP Fund

Class 1:
Net assets, at value	$38,888,569

Shares outstanding	5,575,009

Net asset value and maximum offering price per share	$6.98

Class 2:
Net assets, at value	$319,222,108

Shares outstanding	47,180,079

Net asset value and maximum offering price per share	$6.77

Class 4:
Net assets, at value	$28,716,252

Shares outstanding	4,157,264

Net asset value and maximum offering price per share	$6.91

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin High Income VIP Fund
Investment income:
Dividends	$34,831
Interest	12,324,689

Total investment income	12,359,520

Expenses:
Management fees (Note 3a)	960,520
Distribution fees: (Note 3c)
Class 2	381,563
Class 4	49,457
Custodian fees (Note 4)	1,610
Reports to shareholders	47,996
Professional fees	22,340
Trustees’ fees and expenses	734
Other	21,254

Total expenses	1,485,474
Expense reductions (Note 4)	(6)

Net expenses	1,485,468

Net investment income	10,874,052

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,977,734
Foreign currency transactions	(7,180)

Net realized gain (loss)	2,970,554

Net change in unrealized appreciation (depreciation) on:
Investments	6,187,390
Translation of other assets and liabilities denominated in foreign currencies	3,947

Net change in unrealized appreciation (depreciation)	6,191,337

Net realized and unrealized gain (loss)	9,161,891

Net increase (decrease) in net assets resulting from operations	$20,035,943

FH-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin High Income VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$10,874,052	$22,562,058
Net realized gain (loss) from investments and foreign currency transactions	2,970,554	5,546,800
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	6,191,337	(1,216,918)

Net increase (decrease) in net assets resulting from operations	20,035,943	26,891,940

Distributions to shareholders from:
Net investment income:
Class 1	(2,292,485)	(2,998,716)
Class 2	(18,595,621)	(20,021,935)
Class 4	(1,613,962)	(1,982,283)

Total distributions to shareholders	(22,502,068)	(25,002,934)

Capital share transactions: (Note 2)
Class 1	(263,567)	(3,089,037)
Class 2	29,609,426	8,408,156
Class 4	1,032,146	25,255

Total capital share transactions	30,378,005	5,344,374

Net increase (decrease) in net assets	27,911,880	7,233,380
Net assets:
Beginning of period	358,915,049	351,681,669

End of period	$386,826,929	$358,915,049

Undistributed net investment income included in net assets:
End of period	$8,996,075	$20,624,091

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin High Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin High Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 80.95% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers 3 classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin High Income Securities Fund was renamed the Franklin High Income VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a

FH-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted

Semiannual Report	FH-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

d. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form

FH-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report	FH-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	39,418	$283,449	296,126	$2,094,060

Shares issued in reinvestment of distributions	329,854	2,292,485	448,910	2,998,716

Shares redeemed	(395,149)	(2,839,501)	(1,160,278)	(8,181,813)

Net increase (decrease)	(25,877)	$(263,567)	(415,242)	$(3,089,037)

Class 2 Shares:

Shares sold	6,614,219	$46,185,549	8,384,624	$56,291,181

Shares issued in reinvestment of distributions	2,754,907	18,595,621	3,085,044	20,021,935

Shares redeemed	(5,034,138)	(35,171,744)	(9,961,173)	(67,904,960)

Net increase (decrease)	4,334,988	$29,609,426	1,508,495	$8,408,156

Class 4 Shares:

Shares sold	150,401	$1,072,695	232,056	$1,586,635

Shares issued on reinvestment of distributions	234,247	1,613,962	299,438	1,982,283

Shares redeemed	(231,394)	(1,654,511)	(515,161)	(3,543,663)

Net increase (decrease)	153,254	$1,032,146	16,333	$25,255

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FH-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2014	$ 40,420
2015	4,493,289
2016	8,150,741
2017	10,621,353

Total capital loss carryforwards	$23,305,803

Semiannual Report	FH-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

5. Income Taxes (continued)

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$363,949,536

Unrealized appreciation	$23,514,254

Unrealized depreciation	(4,191,349)

Net unrealized appreciation (depreciation)	$19,322,905

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $75,435,522 and $51,426,030, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2014, the Fund had 98.39 % of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2014, the aggregate value of these securities was $3,492,536, representing 0.90% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$1,380	Unrealized depreciation on forward exchange contracts	$—

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$ —	$3,947

For the period ended June 30, 2014, the average month end fair value of derivatives represented less than .01% of average month end net assets. The average month end number of open derivative contracts for the period was 2.

See Note 1(e) regarding derivative financial instruments.

FH-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:

Investments in Securities:

Equity Investments:[a]

Materials	$—	$415,000	$—		$415,000

Transportation	—	789,469	—		789,469

All Other Equity Investments[b]	840,840	—	—		840,840

Corporate Bonds	—	366,034,824	10,816		366,045,640

Senior Floating Rate Interests	—	4,272,785	—		4,272,785

Escrow Accounts and Litigation Trusts	—	—	—	[c]	—

Short Term Investments	—	10,908,707	—		10,908,707

Total Investments in Securities	$840,840	$382,420,785	$10,816		$383,272,441

Other Financial Instruments

Forward Exchange Contracts	$—	$1,380	$—		$1,380

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2014.

Semiannual Report	FH-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

10. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio

DBAB	Deutsche Bank AG	FRN	Floating Rate Note

		PIK	Payment-In-Kind

FH-32	Semiannual Report

Franklin Income VIP Fund

(Formerly, Franklin Income Securities Fund)

We are pleased to bring you Franklin Income VIP Fund’s semiannual report for the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Income VIP Fund – Class 2 delivered a +9.72% total return for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments: Franklin Income VIP Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +7.14% total return, and its fixed income benchmark, the Barclays U.S. Aggregate Index, posted a +3.93% total return for the same period.1

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks continued to gain for the six months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.3 The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.53% on June 30, 2014, as investors shifted to less risky assets given subdued economic data, the crises in Ukraine and Iraq, growth concerns about emerging markets and lower Treasury issuance.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Description following the Fund Summaries.

FI-2	Semiannual Report

FRANKLIN INCOME VIP FUND

Manager’s Discussion

Although the Fund remained diversified during the six months under review, the portfolio’s asset mix remained heavily tilted toward equities including common stocks and convertible securities. We slightly increased the Fund’s overall equity weighting from 60.0% to 61.1% of total net assets, particularly with additions to the information technology and utilities sectors. In contrast, we decreased the Fund’s equity sector weightings in energy, industrials and consumer staples during the period. The Fund’s fixed income exposure decreased from 35.7% to 33.1% of total net assets. We focused on corporate bonds, primarily high yield bonds. We believed that investor concerns regarding the potential for higher long-term interest rates going forward, as well as narrowing credit spreads during the period warranted a selective approach to holding high yield bonds. The Fund’s cash position increased during the period from 4.3% to 5.8% of total net assets.

During the six months under review, the Fund’s equity and fixed income components contributed to absolute performance. Many of the Fund’s equity sectors aided results and outperformed the broader equity market, led by utilities, energy, information technology, health care and materials. Utilities including Dynegy and Exelon generally outperformed broader equity markets, supported by factors including investors’ continued attraction to yield-oriented investments, relatively stable interest rates and a decline in the benchmark 10-year Treasury yield. Prices for a wide variety of raw materials, including U.S. crude oil and precious metals, rose during the period, and these higher price levels supported results across the energy and materials sectors. In this environment, Royal Dutch Shell and Halliburton in energy and The Dow Chemical Co. and LyondellBasell Industries in materials boosted Fund results. In contrast, the Fund had a number of notable individual equity detractors during the period. General Electric in industrials suffered from weak U.S. economic growth in the beginning of 2014. In consumer discretionary, mass-market retailer Target suffered losses after experiencing a customer data breach and problems with a Canadian expansion, and General Motors’ shares were negatively affected by a massive faulty vehicle recall.

Most fixed income securities performed well during the period, driven by continued low interest rates and a favorable environment for credit fundamentals featuring robust new issuance levels that facilitated access to capital. These conditions enabled many companies to reduce debt, extend maturities and reduce overall debt financing costs, factors we felt could help default levels remain fairly low. Major fixed income contributors during the period included CC Media Holdings4 and Sprint in communications5 and First Data in technology.6 Notable individual detractors included Caesars Entertainment Operating Company in consumer cyclical,7 Genon Energy8 in electric utility9 and Walter Energy in basic industry.10

Portfolio Breakdown
6/30/14
% of Total Net Assets
Equity*	61.1%
Utilities	13.2%
Energy	11.3%
Materials	9.6%
Financials	9.1%
Health Care	6.2%
Information Technology	3.7%
Industrials	3.3%
Other	4.7%
Fixed Income	33.1%
Energy	7.4%
Consumer Discretionary	6.0%
Information Technology	4.7%
Telecommunication Services	3.4%
Financials	3.0%
Materials	2.9%
Health Care	2.0%
Other	3.7%
Short-Term Investments & Other Net Assets	5.8%

*Includes convertible bonds.

Semiannual Report	FI-3

4. CC Media Holdings comprises Clear Channel Communications, Inc. and Clear Channel Worldwide Holdings, Inc. in the SOI.

5. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI.

6. Technology holdings are in information technology in the fixed income section of the SOI.

7. Consumer cyclical holdings are in consumer discretionary and industrials in the fixed income section of the SOI.

8. Sold by period-end.

9. Electric utility holdings are in utilities in the fixed income section of the SOI.

10. Basic industry holdings are in energy and materials in the fixed income section of the SOI.

FRANKLIN INCOME VIP FUND

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top Five Equity Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co. Financials	2.8%
Merck & Co. Inc. Health Care	2.3%
Bank of America Corp. Financials	2.2%
The Dow Chemical Co. Materials	2.1%
Royal Dutch Shell PLC, A, ADR (U.K.) Energy	2.1%

Top Five Fixed Income and Senior Floating Rate Interests Holdings*
6/30/14
Issuer Sector/Industry	% of Total Net Assets
First Data Corp. Information Technology	2.7%
Clear Channel Communications Inc. Consumer Discretionary	1.6%
JPMorgan Chase & Co. Financials	1.4%
Sprint Nextel Corp. Telecommunication Services	1.1%
Freescale Semiconductor Inc. Information Technology	1.0%

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FI-4	Semiannual Report

FRANKLIN INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14

Actual	$1,000	$1,097.20	$3.74
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.61

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.53		$15.47		$14.68		$15.16	$14.43		$11.53

Income from investment operations[a]:

Net investment income[b]	0.38		0.81		0.91		0.96	0.89		0.91

Net realized and unrealized gains (losses)	1.23		1.31		0.90		(0.54)	0.85		3.08

Total from investment operations	1.61		2.12		1.81		0.42	1.74		3.99

Less distributions from net investment income	(0.88)		(1.06)		(1.02)		(0.90)	(1.01)		(1.09)

Net asset value, end of period	$17.26		$16.53		$15.47		$14.68	$15.16		$14.43

Total return[c]	9.89%		14.18%		12.91%		2.71%	12.87%		35.88%

Ratios to average net assets[d]

Expenses	0.47%	[e]	0.47%	[e]	0.47%		0.47% [e]	0.47%	[e]	0.47%	[e]

Net investment income	4.53%		5.07%		6.03%		6.35%	6.28%		7.23%

Supplemental data

Net assets, end of period (000’s)	$764,282		$695,004		$584,391		$1,300,935	$1,449,028		$910,504

Portfolio turnover rate	7.62%		21.71%		26.66%	[f]	28.65%	41.65%		42.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.07		$15.07		$14.32		$14.82	$14.12		$11.30

Income from investment operations[a]:

Net investment income[b]	0.35		0.75		0.85		0.90	0.86		0.86

Net realized and unrealized gains (losses)	1.20		1.27		0.88		(0.53)	0.82		3.01

Total from investment operations	1.55		2.02		1.73		0.37	1.68		3.87

Less distributions from net investment income	(0.84)		(1.02)		(0.98)		(0.87)	(0.98)		(1.05)

Net asset value, end of period	$16.78		$16.07		$15.07		$14.32	$14.82		$14.12

Total return[c]	9.72%		13.94%		12.65%		2.38%	12.67%		35.59%

Ratios to average net assets[d]

Expenses	0.72%	[e]	0.72%	[e]	0.72%		0.72% [e]	0.72%	[e]	0.72%	[e]

Net investment income	4.28%		4.82%		5.78%		6.10%	6.03%		6.98%

Supplemental data

Net assets, end of period (000’s)	$6,577,658		$6,188,045		$6,182,997		$5,915,637	$6,309,207		$6,114,898

Portfolio turnover rate	7.62%		21.71%		26.66%	[f]	28.65%	41.65%		42.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.36		$15.32		$14.54		$15.04	$14.33		$11.49

Income from investment operations[a]:

Net investment income[b]	0.35		0.75		0.85		0.90	0.85		0.86

Net realized and unrealized gains (losses)	1.22		1.30		0.90		(0.54)	0.84		3.06

Total from investment operations	1.57		2.05		1.75		0.36	1.69		3.92

Less distributions from net investment income	(0.82)		(1.01)		(0.97)		(0.86)	(0.98)		(1.08)

Net asset value, end of period	$17.11		$16.36		$15.32		$14.54	$15.04		$14.33

Total return[c]	9.65%		13.85%		12.56%		2.29%	12.54%		35.37%

Ratios to average net assets[d]

Expenses	0.82%	[e]	0.82%	[e]	0.82%		0.82% [e]	0.82%	[e]	0.82%	[e]

Net investment income	4.18%		4.72%		5.68%		6.00%	5.93%		6.88%

Supplemental data

Net assets, end of period (000’s)	$412,489		$397,652		$436,405		$431,435	$415,541		$347,733

Portfolio turnover rate	7.62%		21.71%		26.66%	[f]	28.65%	41.65%		42.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Income VIP Fund

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 54.9%
	Consumer Discretionary 1.4%
a,b	Dex Media Inc.	United States	458,876	$5,111,878
	Ford Motor Co.	United States	3,000,000	51,720,000
	General Motors Co.	United States	384,539	13,958,766
	Target Corp.	United States	600,000	34,770,000

				105,560,644

	Consumer Staples 1.2%
	The Coca-Cola Co.	UnitedStates	729,800	30,914,328
	Nestle SA	Switzerland	150,000	11,619,778
	PepsiCo Inc.	United States	584,000	52,174,560

				94,708,666

	Energy 9.5%
	BP PLC, ADR	United Kingdom	2,750,000	145,062,500
	Canadian Oil Sands Ltd.	Canada	2,212,700	50,169,334
	Chevron Corp.	United States	561,000	73,238,550
	Exxon Mobil Corp.	United States	884,850	89,086,698
	Halliburton Co.	United States	1,151,700	81,782,217
	Royal Dutch Shell PLC, A, ADR	United Kingdom	1,951,748	160,765,483
	Spectra Energy Corp.	United States	600,000	25,488,000
	Total SA, B, ADR	France	732,900	52,915,380
	Transocean Ltd.	United States	500,000	22,515,000
	The Williams Cos. Inc.	United States	563,900	32,824,619

				733,847,781

	Financials 6.3%
	Banco Santander SA	Spain	2,357,359	24,631,815
	Bank of America Corp.	United States	4,909,800	75,463,626
	Barclays PLC	United Kingdom	3,473,166	12,647,304
	Citigroup Inc.	United States	350,000	16,485,000
	Commonwealth Bank of Australia	Australia	374,700	28,588,917
	HSBC Holdings PLC	United Kingdom	4,341,457	44,047,143
	JPMorgan Chase & Co.	United States	1,606,400	92,560,768
	MetLife Inc.	United States	500,000	27,780,000
a	Scentre Group	Australia	5,089,110	15,362,599
	Wells Fargo & Co.	United States	2,863,100	150,484,536

				488,051,708

	Health Care 6.2%
	Eli Lilly & Co.	United States	434,800	27,031,516
	Johnson & Johnson	United States	617,800	64,634,236
	Merck & Co. Inc.	United States	3,023,200	174,892,120
	Pfizer Inc.	United States	3,055,375	90,683,530
	Roche Holding AG	Switzerland	257,719	76,863,816
	Sanofi, ADR	France	868,292	46,167,086

				480,272,304

	Industrials 3.1%
a	CEVA Holdings LLC	United Kingdom	13,012	14,313,486
	Deere & Co.	United States	100,000	9,055,000
	General Electric Co.	United States	4,341,500	114,094,620
	Lockheed Martin Corp.	United States	253,200	40,696,836
	Republic Services Inc.	United States	527,300	20,021,581
	Waste Management Inc.	United States	1,028,200	45,991,386

				244,172,909

Semiannual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Information Technology 3.4%
	Apple Inc.	United States	350,000	$32,525,500
	Cisco Systems Inc.	United States	1,534,600	38,134,810
a,c,d	First Data Holdings Inc., B	United States	4,929,600	19,718,400
	Intel Corp.	United States	3,679,300	113,690,370
	QUALCOMM Inc.	United States	200,000	15,840,000
	Texas Instruments Inc.	United States	924,800	44,196,192

				264,105,272

	Materials 9.4%
	Agrium Inc.	Canada	650,000	59,559,500
a	AngloGold Ashanti Ltd., ADR	South Africa	199,655	3,436,063
	Barrick Gold Corp.	Canada	1,903,176	34,828,121
	BHP Billiton PLC	United Kingdom	2,566,292	82,976,241
	The Dow Chemical Co.	United States	3,207,200	165,042,512
	E. I. du Pont de Nemours and Co.	United States	1,047,500	68,548,400
	Freeport-McMoRan Copper & Gold Inc., B	United States	1,709,971	62,413,942
	Goldcorp Inc.	Canada	1,508,600	42,105,026
	LyondellBasell Industries NV, A	United States	1,050,000	102,532,500
	The Mosaic Co.	United States	200,000	9,890,000
	Newmont Mining Corp.	United States	735,317	18,706,464
	Rio Tinto PLC, ADR	United Kingdom	1,500,000	81,420,000

				731,458,769

	Telecommunication Services 1.6%
	AT&T Inc.	United States	2,000,000	70,720,000
	CenturyLink Inc.	United States	500,000	18,100,000
	Telstra Corp. Ltd.	Australia	4,946,331	24,310,493
	Verizon Communications Inc.	United States	101,992	4,990,469
	Vodafone Group PLC	United Kingdom	2,115,279	7,058,348

				125,179,310

	Utilities 12.8%
	AGL Resources Inc.	United States	290,732	15,998,982
	American Electric Power Co. Inc.	United States	1,300,000	72,501,000
	Dominion Resources Inc.	United States	800,000	57,216,000
	Duke Energy Corp.	United States	1,302,500	96,632,475
a,b	Dynegy Inc.	United States	1,750,000	60,900,000
a,b	Dynegy Inc., wts., 10/02/17	United States	242,666	1,123,543
	Entergy Corp.	United States	738,100	60,590,629
	Exelon Corp.	United States	2,450,000	89,376,000
	FirstEnergy Corp.	United States	1,095,900	38,049,648
a	HK Electric Investments/HK Electric Investments Ltd.	Hong Kong	7,500,000	5,080,350
	NextEra Energy Inc.	United States	651,300	66,745,224
	PG&E Corp.	United States	1,736,600	83,391,532
	Pinnacle West Capital Corp.	United States	260,500	15,067,320
	PPL Corp.	United States	1,615,400	57,395,162
	Public Service Enterprise Group Inc.	United States	1,823,500	74,380,565
	Sempra Energy	United States	368,300	38,564,693
	The Southern Co.	United States	1,500,000	68,070,000
	TECO Energy Inc.	United States	1,753,700	32,408,376
	Xcel Energy Inc.	United States	1,710,964	55,144,370

				988,635,869

	Total Common Stocks and Other Equity Interests (Cost $3,206,047,067)			4,255,993,232

FI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares/ Warrants	Value

e	Equity-Linked Securities 1.1%
	Energy 0.8%
f	Barclays Bank PLC into Devon Energy Corp., 6.00%, 144A	United States	650,000	$46,242,235
f	Barclays Bank PLC into Weatherford International Inc., 7.50%, 144A	United States	850,000	16,076,050

				62,318,285

	Information Technology 0.3%
f	Wells Fargo & Co. into Broadcom Corp., 7.00%, 144A	United States	600,000	18,681,600

	Total Equity-Linked Securities (Cost $70,190,000)			80,999,885

	Convertible Preferred Stocks 3.7%
	Energy 0.6%
	Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	10,000	11,940,000
	Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	200,000	19,325,780
	SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	121,600	13,540,160

				44,805,940

	Financials 2.5%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	78,200	91,259,400
	FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	347,325	9,068,656
a	FNMA, 5.38%, cvt. pfd.	United States	475	15,200,000
	MetLife Inc., 5.00%, cvt. pfd.	United States	455,925	14,571,363
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	53,000	64,342,000

				194,441,419

	Industrials 0.2%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	397	575,650
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	14,711	16,181,990

				16,757,640

	Materials 0.0%†
	ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	160,000	3,598,400

	Utilities 0.4%
	Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	145,000	8,412,900
	Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	145,000	8,359,250
	Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	162,000	8,525,250
	NextEra Energy Inc., 5.889%, cvt. pfd.	United States	83,100	5,400,669

				30,698,069

	Total Convertible Preferred Stocks (Cost $255,372,542)			290,301,468

	Preferred Stocks 0.3%
	Financials 0.3%
a	FHLMC, 8.375%, pfd., Z	United States	745,175	8,129,859
a	FNMA, 6.75%, pfd.	United States	434,150	3,959,448
a	FNMA, 7.625%, pfd., R	United States	694,650	6,494,978
a	FNMA, 8.25%, pfd.	United States	739,375	7,652,531

	Total Preferred Stocks (Cost $65,333,750)			26,236,816

Semiannual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*		Value

	Convertible Bonds 1.1%
	Consumer Discretionary 0.5%
f	Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	25,000,000	EUR	$40,169,047

	Energy 0.4%
	Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	25,000,000		26,984,375

	Materials 0.2%
	Cemex SAB de CV, cvt., sub. note,
	3.25%, 3/15/16	Mexico	1,700,000		2,481,745
	3.75%, 3/15/18	Mexico	7,920,000		12,046,439

					14,528,184

	Total Convertible Bonds (Cost $66,064,226)				81,681,606

	Corporate Bonds 30.4%
	Consumer Discretionary 5.1%
f	Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000		5,710,750
	Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	10,000,000		11,350,000
	Caesars Entertainment Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	2,500,000		2,300,000
f	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
	senior bond, 144A, 5.625%, 2/15/24	United States	1,600,000		1,656,000
	senior note, 144A, 5.25%, 2/15/22	United States	1,600,000		1,648,000
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.75%, 1/15/24	United States	15,000,000		15,375,000
	senior note, 6.50%, 4/30/21	United States	15,000,000		16,031,250
	Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
	8.00%, 6/15/19	United States	25,000,000		27,281,250
	8.25%, 6/15/21	United States	15,400,000		17,479,000
	Clear Channel Communications Inc.,
	[g]senior note, PIK, 14.00%, 2/01/21	United States	13,332,000		13,671,593
	senior secured bond, first lien, 9.00%, 3/01/21	United States	24,100,000		25,877,375
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,000,000		19,260,000
	Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%, 3/15/20	United States	8,750,000		9,482,813
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	15,400,000		16,997,750
	Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000		10,537,500
g	Dex Media Inc., senior sub. note, PIK, 14.00%, 1/29/17	United States	15,985,148		10,840,056
	DISH DBS Corp., senior bond, 5.00%, 3/15/23	United States	15,000,000		15,318,750
	The Goodyear Tire & Rubber Co., senior note,
	8.25%, 8/15/20	United States	4,900,000		5,402,250
	6.50%, 3/01/21	United States	12,600,000		13,734,000
	HD Supply Inc., senior note, 7.50%, 7/15/20	United States	10,000,000		10,975,000
f	Jaguar Land Rover Automotive PLC, 144A, 8.125%, 5/15/21	United Kingdom	2,118,000		2,397,025
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	6,500,000		7,247,500
	senior note, 7.25%, 6/15/18	United States	10,600,000		11,978,000
f	Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	5,000,000		5,175,000
	MGM Resorts International, senior note,
	6.625%, 7/15/15	United States	3,200,000		3,368,000
	10.00%, 11/01/16	United States	10,000,000		11,875,000
	8.625%, 2/01/19	United States	3,700,000		4,426,125
	5.25%, 3/31/20	United States	5,000,000		5,212,500
	6.75%, 10/01/20	United States	5,500,000		6,153,125

FI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*		Value

	Corporate Bonds (continued)
	Consumer Discretionary (continued)
f	Numericable Group SA, first lien, senior note, 144A, 6.00%, 5/15/22	France	10,000,000		$10,440,700
	Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	6,700,000		7,336,500
f	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	14,600,000		15,220,500
f	Univision Communications Inc., senior secured note, 144A,
	6.875%, 5/15/19	United States	15,000,000		16,050,000
	5.125%, 5/15/23	United States	10,000,000		10,637,500
f	UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	7,500,000		8,025,000
f	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000		7,271,250
	Visant Corp., senior note, 10.00%, 10/01/17	United States	12,800,000		12,000,000

					395,742,062

	Consumer Staples 1.0%
	Alliance One International Inc., secured note, second lien, 9.875%, 7/15/21	United States	10,000,000		10,300,000
f	Boparan Finance PLC, senior note, 144A,
	9.75%, 4/30/18	United Kingdom	2,000,000	EUR	2,949,453
	9.875%, 4/30/18	United Kingdom	7,500,000	GBP	13,828,635
f	Innovation Ventures LLC/Finance Corp., secured note, 144A, 9.50%, 8/15/19	United States	5,000,000		4,950,000
f	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	10,000,000		10,900,000
	7.25%, 6/01/21	United States	17,400,000		18,748,500
	SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	5,000,000		5,518,750
	U.S. Foods Inc., 8.50%, 6/30/19	United States	10,000,000		10,715,000

					77,910,338

	Energy 6.8%
	Alpha Natural Resources Inc., senior note, 6.25%, 6/01/21	United States	2,500,000		1,781,250
	Antero Resources Finance Corp., senior note, 5.375%, 11/01/21	United States	2,200,000		2,304,500
	Arch Coal Inc., senior note,
	[h] 7.00%, 6/15/19	United States	5,500,000		4,193,750
	7.25%, 6/15/21	United States	12,500,000		9,187,500
	Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	5,000,000		5,325,000
f	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 6.50%, 4/15/21	United States	5,000,000		5,125,000
	CGG SA, senior note, 6.50%, 6/01/21	France	12,500,000		12,468,750
	CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	22,500,000		24,637,500
	CONSOL Energy Inc., senior note,
	8.25%, 4/01/20	United States	1,800,000		1,957,500
	[f] 144A, 5.875%, 4/15/22	United States	21,500,000		22,575,000
	Denbury Resources Inc., senior note, 5.50%, 5/01/22	United States	7,500,000		7,678,125
	El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	22,000,000		24,365,000
	Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	10,000,000		10,700,000
f	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	13,000,000		13,495,625
	EP Energy LLC/Finance Inc., senior note, 9.375%, 5/01/20	United States	10,000,000		11,500,000
	EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	10,500,000		10,815,000
f	Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	16,840,000		17,608,325
f	Gibson Energy Inc., senior note, 144A, 6.75%, 7/15/21	Canada	7,000,000		7,612,500
	Halcon Resources Corp., senior note,
	9.75%, 7/15/20	United States	10,000,000		10,962,500
	9.25%, 2/15/22	United States	5,800,000		6,365,500

Semiannual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
f	Kinder Morgan Inc.,
	senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	9,800,000	$10,118,500
	senior secured note, 144A, 5.00%, 2/15/21	United States	2,400,000	2,502,000
	Linn Energy LLC/Finance Corp., senior note, 8.625%, 4/15/20	United States	20,000,000	21,700,000
	Magnum Hunter Resources Corp., senior note, 9.75%, 5/15/20	United States	5,000,000	5,550,000
	Midstates Petroleum Co. Inc./LLC, senior note, 10.75%, 10/01/20	United States	5,000,000	5,700,000
f	Niska Gas Storage Canada ULC/Finance Corp., senior note, 144A, 6.50%, 4/01/19	United States	11,500,000	11,083,125
f	Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	7,500,000	7,443,750
	Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	15,000,000	15,018,750
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	8,600,000	9,653,500
	Plains Exploration & Production Co., senior note, 6.50%, 11/15/20	United States	10,000,000	11,137,500
	Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	18,650,000
	Regency Energy Partners LP/Regency Energy Finance Corp., senior note, 5.875%, 3/01/22	United States	3,900,000	4,246,125
f	Rice Energy Inc., senior note, 144A, 6.25%, 5/01/22	United States	2,700,000	2,770,875
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	15,100,000	16,043,750
	[f] senior secured note, first lien, 144A, 5.75%, 5/15/24	United States	9,900,000	10,333,125
	Sabine Pass LNG LP,
	first lien, 6.50%, 11/01/20	United States	10,000,000	10,875,000
	senior secured note, 7.50%, 11/30/16	United States	10,000,000	11,100,000
f	Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	26,300,000	27,845,125
f	Sanchez Energy Corp., senior note, 144A,
	7.75%, 6/15/21	United States	9,300,000	10,137,000
	6.125%, 1/15/23	United States	6,200,000	6,417,000
	SandRidge Energy Inc., senior note,
	8.75%, 1/15/20	United States	20,000,000	21,600,000
	7.50%, 3/15/21	United States	15,000,000	16,331,250
	8.125%, 10/15/22	United States	10,000,000	11,062,500
	7.50%, 2/15/23	United States	6,600,000	7,194,000
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,500,000	43,942,500

				529,113,700

	Financials 3.0%
	Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	3,900,000	4,368,000
i	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,651,990
f	Ceridian LLC/Comdata Inc., senior note, 144A, 8.125%, 11/15/17	United States	5,000,000	5,062,500
i	Citigroup Inc.,
	junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	17,188,332
	junior sub. note, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,679,838
	E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	12,500,000	13,062,500
	International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	15,000,000	17,465,625
i	JPMorgan Chase & Co.,
	junior sub. bond, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,991,980
	junior sub. bond, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,280,000
	junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	85,000,000	95,625,000
	Morgan Stanley, senior note, 5.50%, 1/26/20	United States	15,000,000	17,186,655
	Nationstar Mortgage LLC/Nationstar Capital Corp., senior note, 9.625%, 5/01/19	United States	5,000,000	5,600,000

FI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Financials (continued)
f	Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	3,600,000	$4,284,000
i	PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter, Perpetual	United States	8,000,000	7,710,000
	SLM Corp., senior note, 6.125%, 3/25/24	United States	5,000,000	5,081,250
i	Wells Fargo & Co., S, junior sub. bond, 5.90% to 6/15/14, FRN thereafter, Perpetual	United States	7,900,000	8,383,875

				232,621,545

	Health Care 2.0%
f	CHS/Community Health Systems Inc., senior note, 144A,
	5.125%, 8/01/21	United States	2,600,000	2,678,000
	6.875%, 2/01/22	United States	6,400,000	6,816,000
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	25,000,000	28,906,250
	senior note, 5.875%, 5/01/23	United States	7,500,000	7,865,625
	senior secured note, 6.50%, 2/15/20	United States	16,500,000	18,603,750
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,569,728
b,f,g	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	10,200,000	10,608,000
f	MPH Acquisition Holdings LLC, senior note, 144A, 6.625%, 4/01/22	United States	5,000,000	5,250,000
	Tenet Healthcare Corp., senior note,
	8.00%, 8/01/20	United States	10,426,000	11,325,243
	8.125%, 4/01/22	United States	22,500,000	26,100,000
	[f] 144A, 5.00%, 3/01/19	United States	3,400,000	3,455,250
	[j] FRN, 9.25%, 2/01/15	United States	13,000,000	13,670,800
f	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	7,700,000	8,556,625

				154,405,271

	Industrials 1.3%
f	Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	12,900,000	14,601,187
f	Algeco Scotsman Global Finance PLC,
	senior note, 144A, 10.75%, 10/15/19	United Kingdom	5,000,000	5,234,375
	senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000	10,605,375
f	Bombardier Inc., senior bond, 144A, 6.125%, 1/15/23	Canada	7,500,000	7,762,500
f	CEVA Group PLC,
	secured note, 144A, 9.00%, 9/01/21	United Kingdom	5,000,000	5,178,125
	senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	12,691,882	11,739,991
	Hertz Corp., senior note, 6.75%, 4/15/19	United States	4,500,000	4,792,500
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	16,300,000	17,074,250
f	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	5,800,000	6,191,500
f	TransDigm Inc.,
	senior sub. bond, 144A, 6.50%, 7/15/24	United States	2,700,000	2,814,750
	senior sub. note, 144A, 6.00%, 7/15/22	United States	2,700,000	2,777,625
	United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	8,800,000	9,702,000

				98,474,178

	Information Technology 4.3%
f	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	17,056,875
f,g	Boxer Parent Co. Inc., senior note, 144A, PIK, 9.75%, 10/15/19	United States	10,000,000	9,800,000
	CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	13,725,000	14,925,937
f,g	CommScope Holdings Co. Inc., senior note, 144A, PIK, 7.375%, 6/01/20	United States	11,200,000	12,012,000

Semiannual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*		Value

	Corporate Bonds (continued)
	Information Technology (continued)
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	80,000,000		$98,700,000
	[f] senior secured bond, 144A, 8.25%, 1/15/21	United States	45,000,000		49,500,000
	[f,g] senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000		36,797,195
	Freescale Semiconductor Inc., senior note,
	8.05%, 2/01/20	United States	15,606,000		16,893,495
	10.75%, 8/01/20	United States	54,846,000		62,113,095
	Infor U.S. Inc., senior note, 9.375%, 4/01/19	United States	4,100,000		4,581,750
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	7,500,000		8,081,250

					330,461,597

	Materials 2.9%
	AngloGold Ashanti Holdings PLC, senior note, 8.50%, 7/30/20	South Africa	6,000,000		6,753,750
f	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	6.25%, 1/31/19	Luxembourg	2,800,000		2,877,000
	6.75%, 1/31/21	Luxembourg	3,000,000		3,116,250
f	Cemex Finance LLC, senior secured note, 144A,
	9.375%, 10/12/22	Mexico	7,100,000		8,386,875
	6.00%, 4/01/24	Mexico	14,700,000		15,352,312
f	Cemex SAB de CV, senior secured note, 144A,
	9.00%, 1/11/18	Mexico	5,581,000		6,020,504
	9.50%, 6/15/18	Mexico	12,000,000		13,807,500
f	Consolidated Minerals Ltd., senior secured note, 144A, 8.00%, 5/15/20	Jersey Islands	5,000,000		4,918,750
	Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	5,000,000		5,525,000
f	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,300,000		2,380,500
	7.00%, 2/15/21	Canada	2,300,000		2,377,625
f	FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	6.875%, 2/01/18	Australia	11,900,000		12,524,750
	8.25%, 11/01/19	Australia	15,000,000		16,387,500
	HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	10,000,000		11,050,000
f	Ineos Finance PLC, senior secured note, 144A, 8.375%, 2/15/19	Switzerland	5,100,000		5,597,250
f	Ineos Group Holdings SA, senior note, 144A, 5.75%, 2/15/19	Switzerland	5,700,000	EUR	8,083,949
f	Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	9,400,000	EUR	13,693,665
f	Orion Engineered Carbons Bondco GmbH,
	senior secured bond, 144A, 10.00%, 6/15/18	Germany	7,920,000	EUR	11,713,727
	senior secured note, first lien, 144A, 9.625%, 6/15/18	Germany	10,100,000		10,914,312
f,g	Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	4,800,000		5,018,400
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	14,200,000		15,052,000
	senior note, 9.00%, 4/15/19	United States	5,000,000		5,318,750
	senior note, 9.875%, 8/15/19	United States	16,800,000		18,711,000
	senior note, 8.25%, 2/15/21	United States	5,200,000		5,681,000
	senior secured note, 6.875%, 2/15/21	United States	10,000,000		10,841,250
	Walter Energy Inc., senior note, 9.875%, 12/15/20	United States	7,000,000		4,392,500

					226,496,119

	Telecommunication Services 3.4%
f	Altice SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	3,000,000		3,198,540

FI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Telecommunication Services (continued)
	CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	1,700,000	$1,865,750
	Frontier Communications Corp., senior note,
	8.50%, 4/15/20	United States	12,900,000	15,286,500
	9.25%, 7/01/21	United States	7,400,000	8,889,250
	7.125%, 1/15/23	United States	8,800,000	9,372,000
	Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	8,400,000	8,379,000
f	Sprint Corp.,
	senior bond, 144A, 7.125%, 6/15/24	United States	8,200,000	8,712,500
	senior note, 144A, 7.875%, 9/15/23	United States	37,500,000	41,812,500
	Sprint Nextel Corp.,
	11.50%, 11/15/21	United States	30,000,000	40,650,000
	senior note, 9.125%, 3/01/17	United States	13,300,000	15,610,875
	senior note, 7.00%, 8/15/20	United States	5,000,000	5,556,250
	[f] senior note, 144A, 9.00%, 11/15/18	United States	20,000,000	24,300,000
	T-Mobile USA Inc.,
	senior bond, 6.625%, 4/01/23	United States	15,000,000	16,350,000
	senior note, 6.542%, 4/28/20	United States	11,200,000	12,138,000
	senior note, 6.633%, 4/28/21	United States	5,000,000	5,431,250
	senior note, 6.731%, 4/28/22	United States	5,000,000	5,412,500
f	Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	7,500,000	7,537,500
	Verizon Communications Inc.,
	senior bond, 6.55%, 9/15/43	United States	7,300,000	9,205,081
	senior note, 5.15%, 9/15/23	United States	6,900,000	7,731,954
f	Wind Acquisition Finance SA, senior secured note, 144A, 7.375%, 4/23/21	Italy	15,000,000	16,134,375

				263,573,825

	Utilities 0.6%
f	Calpine Corp., senior secured note, 144A,
	7.875%, 7/31/20	United States	4,542,000	4,950,780
	7.50%, 2/15/21	United States	11,970,000	13,002,413
	7.875%, 1/15/23	United States	4,448,000	4,981,760
f	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	26,000,000

				48,934,953

	Total Corporate Bonds (Cost $2,133,534,510)			2,357,733,588

j,k	Senior Floating Rate Interests 2.7%
	Consumer Discretionary 0.9%
	Clear Channel Communications Inc.,
	Tranche B Term Loan, 3.80%, 1/29/16	United States	711,676	707,448
	Tranche D Term Loan, 6.90%, 1/30/19	United States	50,864,664	50,743,860
	Tranche E Term Loan, 7.65%, 7/30/19	United States	13,142,769	13,198,441
	Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	United States	1,219,214	1,127,773
	SuperMedia Inc., Exit Term Loan, 11.60%, 12/31/16	United States	799,290	678,397

				66,455,919

	Consumer Staples 0.2%
	U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	14,850,000	14,887,125

	Energy 0.6%
	Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	14,962,312	15,186,746
	Fieldwood Energy LLC, Second Lien Closing Date Loans, 8.375%, 9/30/20	United States	10,000,000	10,341,040

Semiannual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Senior Floating Rate Interests (continued)
	Energy (continued)
	Quicksilver Resources Inc., Second Lien Loans, 7.00%, 6/21/19	United States	25,000,000	$24,484,375

				50,012,161

	Industrials 0.6%
	Altegrity Inc.,
	Tranche B Term Loan, 5.00%, 2/21/15	United States	12,332,706	12,247,919
	Tranche D Term Loan, 7.75%, 2/21/15	United States	12,440,382	12,393,730
	CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	5,418,719	5,322,765
	Ceva Intercompany B.V., Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	5,700,000	5,600,250
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	982,759	965,560
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	7,862,069	7,722,847
	Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	6,081,022	6,212,147

				50,465,218

	Information Technology 0.4%
	First Data Corp., 2018 Term Loan, 4.154%, 3/24/18	United States	22,436,455	22,510,899
	SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	7,714,286	7,752,857

				30,263,756

	Total Senior Floating Rate Interests (Cost $205,714,832)			212,084,179

			Shares
	Escrows and Litigation Trusts 0.0%†
a,l	Dynegy Holdings Inc., Escrow Account	United States	149,699,000	—
a	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	14,000
a,l	SuperMedia Inc., Litigation Trust	United States	3,472,135	—

	Total Escrows and Litigation Trusts (Cost $101,664)			14,000

	Total Investments before Short Term Investments (Cost $6,002,358,591)			7,305,044,774

FI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Short Term Investments 1.0%
	Repurchase Agreements (Cost $76,482,610) 1.0%
m	Joint Repurchase Agreement, 0.064%, 7/01/14 (Maturity Value $76,482,747)	United States	76,482,610	$76,482,610
	BNP Paribas Securities Corp. (Maturity Value $15,447,985)
	Credit Suisse Securities (USA) LLC (Maturity Value $7,723,993)
	Deutsche Bank Securities Inc. (Maturity Value $5,807,335)
	HSBC Securities (USA) Inc. (Maturity Value $32,441,687)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $15,061,747)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%,
1/16/15 - 5/04/37; [n]U.S. Government Agency Discount Notes,
12/24/14 - 1/30/15; U.S. Government Agency Securities, Strips, 5/15/30; U.S. Treasury Bonds, 7.50% - 8.875%, 11/15/16 - 2/15/19; U.S. Treasury Notes, 0.25% - 4.50%, 7/15/15 - 4/30/18; and U.S. Treasury Notes, Index Linked, 1.375%, 7/15/18 (valued at $78,025,291)

`			Shares
o	Investments from Cash Collateral Received for Loaned Securities (Cost $221,520) 0.0%†
	Money Market Funds 0.0%†
p	BNY Mellon Overnight Government Fund, 0.082%	United States	221,520	221,520

	Total Investments (Cost $6,079,062,721) 95.2%			7,381,748,904
	Other Assets, less Liabilities 4.8%			372,680,666

	Net Assets 100.0%			$7,754,429,570

See Abbreviations on page FI-32.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSecurity purchased on a delayed delivery basis. See Note 1(d).

dSee Note 8 regarding restricted securities.

eSee Note 1(e) regarding equity-linked securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $944,427,305, representing 12.18% of net assets.

gIncome may be received in additional securities and/or cash.

hA portion or all of the security is on loan at June 30, 2014. See Note 1(f).

iPerpetual security with no stated maturity date.

jThe coupon rate shown represents the rate at period end.

kSee Note 1(g) regarding senior floating rate interests.

lSecurity has been deemed illiquid because it may not be able to be sold within seven days.

mSee Note 1(c) regarding joint repurchase agreement.

nThe security is traded on a discount basis with no stated coupon rate.

oSee Note 1(f) regarding securities on loan.

pThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,002,580,111
Cost - Repurchase agreements	76,482,610

Total cost of investments	$6,079,062,721

Value - Unaffiliated issuers	$7,305,266,294
Value - Repurchase agreements	76,482,610

Total value of investments (includes securities loaned in the amount $216,550)	7,381,748,904
Cash	350,754,938
Receivables:
Investment securities sold	3,802,160
Capital shares sold	2,898,038
Dividends and interest	59,082,237
Other assets	3,338

Total assets	7,798,289,615

Liabilities:
Payables:
Investment securities purchased	27,818,400
Capital shares redeemed	9,034,387
Management fees	2,856,659
Distribution fees	2,950,985
Payable upon return of securities loaned	221,520
Accrued expenses and other liabilities	978,094

Total liabilities	43,860,045

Net assets, at value	$7,754,429,570

Net assets consist of:
Paid-in capital	$7,280,731,483
Undistributed net investment income	132,841,540
Net unrealized appreciation (depreciation)	1,302,756,859
Accumulated net realized gain (loss)	(961,900,312)

Net assets, at value	$7,754,429,570

FI-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Income VIP Fund

Class 1:
Net assets, at value	$764,282,259

Shares outstanding	44,284,419

Net asset value and maximum offering price per share	$17.26

Class 2:
Net assets, at value	$6,577,658,277

Shares outstanding	392,094,629

Net asset value and maximum offering price per share	$16.78

Class 4:
Net assets, at value	$412,489,034

Shares outstanding	24,112,731

Net asset value and maximum offering price per share	$17.11

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Income VIP Fund
Investment income:
Dividends	$80,760,905
Interest	103,484,028
Income from securities loaned	559,713

Total investment income	184,804,646

Expenses:
Management fees (Note 3a)	16,742,930
Distribution fees: (Note 3c)
Class 2	7,845,902
Class 4	703,467
Custodian fees (Note 4)	53,390
Reports to shareholders	361,660
Professional fees	77,862
Trustees’ fees and expenses	19,264
Other	74,027

Total expenses	25,878,502
Expense reductions (Note 4)	(356)

Net expenses	25,878,146

Net investment income	158,926,500

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	83,353,512
Foreign currency transactions	(296,578)

Net realized gain (loss)	83,056,934

Net change in unrealized appreciation (depreciation) on:
Investments	452,238,485
Translation of other assets and liabilities denominated in foreign currencies	(43,297)

Net change in unrealized appreciation (depreciation)	452,195,188

Net realized and unrealized gain (loss)	535,252,122

Net increase (decrease) in net assets resulting from operations	$694,178,622

FI-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$158,926,500	$352,220,004
Net realized gain (loss) from investments and foreign currency transactions	83,056,934	58,814,586
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	452,195,188	532,304,482

Net increase (decrease) in net assets resulting from operations	694,178,622	943,339,072

Distributions to shareholders from:
Net investment income:
Class 1	(37,211,436)	(40,171,484)
Class 2	(314,580,044)	(401,855,498)
Class 4	(19,237,312)	(27,978,841)

Total distributions to shareholders	(371,028,792)	(470,005,823)

Capital share transactions (Note 2)
Class 1	38,237,054	66,533,168
Class 2	115,787,004	(397,831,491)
Class 4	(3,445,547)	(65,127,276)

Total capital share transactions	150,578,511	(396,425,599)

Net increase (decrease) in net assets	473,728,341	76,907,650
Net assets:
Beginning of period	7,280,701,229	7,203,793,579

End of period	$7,754,429,570	$7,280,701,229

Undistributed net investment income included in net assets:
End of period	$132,841,540	$344,943,832

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Income Securities Fund was renamed the Franklin Income VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from

FI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the

Semiannual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for

FI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	1,295,389	$22,423,714	4,144,696	$65,962,113

Shares issued in reinvestment of distributions	2,182,489	37,211,436	2,620,449	40,171,484

Shares redeemed	(1,250,764)	(21,398,096)	(2,480,546)	(39,600,429)

Net increase (decrease)	2,227,114	$38,237,054	4,284,599	$66,533,168

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 2 Shares:

Shares sold	16,531,918	$275,993,700	35,402,352	$551,266,014

Shares issued in reinvestment of distributions	18,973,465	314,580,044	26,915,974	401,855,498

Shares redeemed	(28,553,126)	(474,786,740)	(87,475,715)	(1,350,953,003)

Net increase (decrease)	6,952,257	$115,787,004	(25,157,389)	$(397,831,491)

Class 4 Shares:

Shares sold	1,797,456	$30,493,495	3,337,474	$52,791,548

Shares issued on reinvestment of distributions	1,137,629	19,237,312	1,839,503	27,978,841

Shares redeemed	(3,134,749)	(53,176,354)	(9,346,237)	(145,897,665)

Net increase (decrease)	(199,664)	$(3,445,547)	(4,169,260)	$(65,127,276)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund. Effective February 1, 2014, the subadvisory agreement was terminated.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$ 310,746,276
2017	521,405,875
2018	157,561,044

Capital loss carryforwards not subject to expiration:
Long term	54,314,457

Total capital loss carryforwards	$1,044,027,652

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$6,092,002,038

Unrealized appreciation	$1,578,629,284

Unrealized depreciation	(288,882,418)

Net unrealized appreciation (depreciation)	$1,289,746,866

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, corporate actions and wash sales.

Semiannual Report	FI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $543,448,589 and $759,472,982 respectively.

7. Credit Risk

At June 30, 2014, the Fund had 32.51% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
4,929,600	First Data Holdings Inc., B (Value is 0.25% of Net Assets)	6/26/14	$19,718,400	$19,718,400

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

FI-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:

Investments in Securities:

Equity Investments:[a]

Energy	$733,847,781	$44,805,940	$—		$778,653,721

Financials	693,529,943	15,200,000	—		708,729,943

Industrials	229,859,423	31,071,126	—		260,930,549

Information Technology	244,386,872	—	19,718,400		264,105,272

All Other Equity Investments[b]	2,560,112,031	—	—		2,560,112,031

Equity-Linked Securities	—	80,999,885	—		80,999,885

Convertible Bonds	—	81,681,606	—		81,681,606

Corporate Bonds	—	2,357,733,588	—		2,357,733,588

Senior Floating Rate Interests	—	212,084,179	—		212,084,179

Escrows and Litigation Trusts	—	—	14,000	[c]	14,000

Short Term Investments	—	76,704,130	—		76,704,130

Total Investments in Securities	$4,461,736,050	$2,900,280,454	$19,732,400		$7,381,748,904

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

c Includes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

GBP	British Pound	FHLMC	Federal Home Loan Mortgage Corp.

		FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		L/C	Letter of Credit

		MTN	Medium Term Note

		PIK	Payment-In-Kind

FI-32	Semiannual Report

Franklin Large Cap Growth VIP Fund

(Formerly, Franklin Large Cap Growth Securities Fund)

We are pleased to bring you Franklin Large Cap Growth VIP Fund’s semiannual report for the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Large Cap Growth VIP Fund – Class 2 delivered a total return of +8.20% for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FLG-1

FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments: Franklin Large Cap Growth VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a +7.14% total return.2

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s

1. Please see Index Descriptions following the Fund Summaries.

2. © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FLG-2	Semiannual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks continued to gain for the six-months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.1

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the six months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-cap companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

From a sector perspective, our stock selection in energy, health care and consumer discretionary helped the Fund’s performance relative to the S&P 500. Major energy contributors included oil companies Anadarko Petroleum, Oasis Petroleum,4 a new holding, and Devon Energy as well as oil-field services provider Halliburton. Anadarko Petroleum’s share price advanced after the company settled a long-running pollution case and hit a new high after news that the company could be acquired. Investor sentiment toward oil exploration and production companies improved as crude oil prices rose following geopolitical tension in Ukraine and Iraq.

In health care, global prescription drug maker Actavis, clinical-stage pharmaceutical company Karyopharm Therapeutics,4 a new holding, and health care benefit provider Aetna aided relative returns. Actavis’s shares rallied after the company announced it would acquire Forest Laboratories to strengthen its

Top 10 Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Google Inc. Information Technology	3.0%
Gilead Sciences Inc. Health Care	3.0%
Actavis PLC Health Care	2.6%
SBA Communications Corp. Telecommunication Services	2.6%
Apple Inc. Information Technology	2.5%
Wells Fargo & Co. Financials	2.1%
Aetna Inc. Health Care	2.0%
Facebook Inc., A Information Technology	2.0%
Las Vegas Sands Corp. Consumer Discretionary	2.0%
Amazon.com Inc. Consumer Discretionary	1.8%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

specialty pharmaceuticals portfolio. Actavis also reported stronger-than-expected quarterly earnings, boosted by its acquisition of specialty drug maker Warner Chilcott in 2013. Aetna’s stock price gained after the company reported better-than-expected first-quarter results, driven by growth in new customers, and raised its 2014 guidance. The stock also benefited as investors’ concerns abated over the impact of the Affordable Care Act. Within consumer discretionary, automotive components manufacturer BorgWarner helped the Fund’s performance. The company reported better-than-expected fourth-quarter 2013 and first-quarter 2014 results and raised its full-year guidance given the potential benefits of acquiring engine component maker Gustav Wahler. In other sectors, personal computing and mobile communication device developer Apple was a key contributor.

In contrast, the Fund’s stock selection in consumer staples and an underweighting in utilities detracted from relative performance. Whole Foods Market in the consumer staples

4. Not part of the index.

Semiannual Report	FLG-3

FRANKLIN LARGE CAP GROWTH VIP FUND

sector was a key detractor.5 Heightened competition in the organic food market led the natural and organic foods retailer to deliver disappointing fiscal second-quarter revenues and earnings and lower its fiscal 2014 guidance. In the utilities sector, underweightings in electric utilities and multi-utilities weighed on the Fund’s performance. Elsewhere, major individual detractors were discount retailer Target, global payments and technology companies MasterCard and Visa, futures and options exchange operator CME Group5 and health care cost containment services provider HMS Holdings.4 A credit card data breach announced in December 2013 and problems with a Canadian expansion continued to weigh on Target’s stock, although fourth-quarter 2013 earnings beat estimates. The stock was also affected by concerns over management changes. MasterCard’s share price declined after the company reported softer-than-expected fiscal-year 2013 earnings. Investor concerns about the potential impact of U.S. economic sanctions on Russia further weighed on the stock. Russia accounted for about 2% of MasterCard’s global net revenues, and the country’s pending electronic payment rule changes could have a small negative effect on fiscal-year 2014 results. Potentially offsetting this negative effect was MasterCard’s organic growth, including new branding and co-branding agreements. The company continued to repurchase its shares and delivered stronger-than-expected first-quarter 2014 revenues and earnings. The share price of CME Group declined after regulators began investigating whether exchanges such as CME Group were offering preferential treatment to high-frequency traders.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLG-4	Semiannual Report

5. Sold by period-end.

FRANKLIN LARGE CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14

Actual	$1,000	$1,082.00	$5.37
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.21

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FLG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.91	$16.43	$14.75	$15.07	$13.62	$10.66

Income from investment operations[a]:

Net investment income[b]	0.10	0.24	0.21	0.15	0.12	0.12

Net realized and unrealized gains (losses)	1.65	4.48	1.65	(0.33)	1.48	3.04

Total from investment operations	1.75	4.72	1.86	(0.18)	1.60	3.16

Less distributions from net investment income	(0.30)	(0.24)	(0.18)	(0.14)	(0.15)	(0.20)

Net asset value, end of period	$22.36	$20.91	$16.43	$14.75	$15.07	$13.62

Total return[c]	8.37%	28.92%	12.65%	(1.22)%	11.85%	30.04%

Ratios to average net assets[d]

Expenses	0.79%	0.79%	0.80%	0.80%	0.79%	0.81%	[e]

Net investment income	0.94%	1.27%	1.31%	0.99%	0.86%	1.03%

Supplemental data

Net assets, end of period (000's)	$55,741	$54,291	$46,756	$48,666	$58,265	$58,287

Portfolio turnover rate	58.95%	28.27%	33.88%	56.61%	46.75%	71.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FLG-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.62	$16.20	$14.54	$14.86	$13.43	$10.50

Income from investment operations[a]:

Net investment income[b]	0.07	0.19	0.17	0.11	0.08	0.09

Net realized and unrealized gains (losses)	1.62	4.42	1.62	(0.33)	1.46	3.00

Total from investment operations	1.69	4.61	1.79	(0.22)	1.54	3.09

Less distributions from net investment income	(0.24)	(0.19)	(0.13)	(0.10)	(0.11)	(0.16)

Net asset value, end of period	$22.07	$20.62	$16.20	$14.54	$14.86	$13.43

Total return[c]	8.20%	28.63%	12.37%	(1.51)%	11.59%	29.73%

Ratios to average net assets[d]

Expenses	1.04%	1.04%	1.05%	1.05%	1.04%	1.06%	[e]

Net investment income	0.69%	1.02%	1.06%	0.74%	0.61%	0.78%

Supplemental data

Net assets, end of period (000's)	$265,707	$285,477	$278,989	$293,226	$357,405	$373,821

Portfolio turnover rate	58.95%	28.27%	33.88%	56.61%	46.75%	71.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Large Cap Growth VIP Fund

		Shares	Value

	Common Stocks 99.0%
	Consumer Discretionary 21.0%
a	Amazon.com Inc.	18,302	$5,944,123
a	AMC Networks Inc., A	26,415	1,624,258
	BorgWarner Inc.	78,090	5,090,687
	CBS Corp., B	52,341	3,252,470
a	Chipotle Mexican Grill Inc.	7,195	4,263,109
a	DISH Network Corp., A	26,884	1,749,611
	Harman International Industries Inc.	29,216	3,138,675
a	Kate Spade & Co.	65,120	2,483,677
	Las Vegas Sands Corp.	83,344	6,352,480
	Lowe's Cos. Inc.	48,700	2,337,113
a	Michael Kors Holdings Ltd.	33,053	2,930,148
a	Netflix Inc.	6,826	3,007,536
	NIKE Inc., B	31,200	2,419,560
a	The Priceline Group Inc.	3,753	4,514,859
	Starbucks Corp.	64,084	4,958,820
	Target Corp.	40,918	2,371,198
	Twenty-First Century Fox Inc., B	73,542	2,517,343
a	Under Armour Inc., A	61,977	3,687,012
	The Walt Disney Co.	56,601	4,852,970

			67,495,649

	Consumer Staples 1.5%
	Mead Johnson Nutrition Co., A	17,100	1,593,207
	PepsiCo Inc.	18,178	1,624,022
	The Procter & Gamble Co.	19,971	1,569,521

			4,786,750

	Energy 7.2%
	Anadarko Petroleum Corp.	46,531	5,093,749
	Devon Energy Corp.	44,100	3,501,540
a	Eclipse Resources Corp.	31,748	797,827
	Halliburton Co.	74,700	5,304,447
a	Oasis Petroleum Inc.	55,000	3,073,950
	Schlumberger Ltd.	45,370	5,351,391

			23,122,904

	Financials 13.1%
	American Express Co.	18,000	1,707,660
	Aon PLC	26,932	2,426,304
	Bank of America Corp.	213,587	3,282,832
	BlackRock Inc.	6,800	2,173,280
	Capital One Financial Corp.	19,466	1,607,892
a	CBRE Group Inc.	105,148	3,368,942
	Citigroup Inc.	66,276	3,121,599
	Discover Financial Services	46,400	2,875,872
	Intercontinental Exchange Inc.	16,318	3,082,470
	Invesco Ltd.	81,300	3,069,075
	MetLife Inc.	39,900	2,216,844
a	Signature Bank	26,343	3,323,960
	U.S. Bancorp	74,913	3,245,231
	Wells Fargo & Co.	126,800	6,664,608

			42,166,569

FLG-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Health Care 20.3%
a	Actavis PLC	37,861	$8,444,896
	Aetna Inc.	80,689	6,542,264
	Allergan Inc.	12,200	2,064,484
a	Biogen Idec Inc.	10,079	3,178,010
a	Celgene Corp.	61,138	5,250,532
a	Gilead Sciences Inc.	115,096	9,542,609
a	HMS Holdings Corp.	146,300	2,985,983
a	Illumina Inc.	19,846	3,543,305
a	Incyte Corp.	33,103	1,868,333
a	InterMune Inc.	38,168	1,685,117
a	Jazz Pharmaceuticals PLC	11,117	1,634,310
	Johnson & Johnson	30,855	3,228,050
a	Karyopharm Therapeutics Inc.	52,300	2,434,565
a	Medivation Inc.	53,103	4,093,179
	Perrigo Co. PLC	22,466	3,274,644
a	Valeant Pharmaceuticals International Inc. (Canada)	23,962	3,022,088
	Zoetis Inc.	78,413	2,530,388

			65,322,757

	Industrials 11.8%
	Allegiant Travel Co.	13,599	1,601,554
a	American Airlines Group Inc.	95,595	4,106,761
	The Boeing Co.	21,300	2,709,999
	Caterpillar Inc.	21,000	2,282,070
a	Colfax Corp.	60,538	4,512,503
a	DigitalGlobe Inc.	68,400	1,901,520
	Flowserve Corp.	41,301	3,070,729
a	Hexcel Corp.	43,133	1,764,140
	Kansas City Southern	18,900	2,031,939
	Precision Castparts Corp.	18,258	4,608,319
	Rockwell Automation Inc.	12,665	1,585,151
	Towers Watson & Co.	13,921	1,450,986
	Union Pacific Corp.	16,044	1,600,389
	United Technologies Corp.	41,900	4,837,355

			38,063,415

	Information Technology 20.2%
a	Adobe Systems Inc.	47,073	3,406,202
	Apple Inc.	86,933	8,078,684
	Broadcom Corp., A	43,412	1,611,453
a	BroadSoft Inc.	71,870	1,896,649
a	Facebook Inc., A	95,683	6,438,509
	Google Inc., A	8,238	4,816,512
a	Google Inc., C	8,363	4,811,067
	Intersil Corp., A	80,100	1,197,495
a	LinkedIn Corp., A	9,856	1,690,008
	MasterCard Inc., A	63,300	4,650,651
	Microsoft Corp.	118,400	4,937,280
a	NetSuite Inc.	28,043	2,436,376
a	NXP Semiconductors NV (Netherlands)	38,242	2,530,856
a	Palo Alto Networks Inc.	21,324	1,788,017
	QUALCOMM Inc.	59,038	4,675,810

Semiannual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Information Technology (continued)
a	Salesforce.com Inc.	45,000	$2,613,600
a	ServiceNow Inc.	32,792	2,031,792
a	Ubiquiti Networks Inc.	46,576	2,104,769
	Visa Inc., A	15,400	3,244,934

			64,960,664

	Materials 1.3%
	E. I. du Pont de Nemours and Co.	38,000	2,486,720
	Martin Marietta Materials Inc.	12,340	1,629,497

			4,116,217

	Telecommunication Services 2.6%
a	SBA Communications Corp.	81,392	8,326,402

	Total Common Stocks (Cost $227,604,367)		318,361,327

		Principal Amount
	Short Term Investments (Cost $1,845,163) 0.6%
	Repurchase Agreements 0.6%
b	Joint Repurchase Agreement, 0.064%, 7/01/14 (Maturity Value $1,845,166) BNP Paribas Securities Corp. (Maturity Value $372,687) Credit Suisse Securities (USA) LLC (Maturity Value $186,343) Deutsche Bank Securities Inc. (Maturity Value $140,103) HSBC Securities (USA) Inc. (Maturity Value $782,664) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $363,369)	$1,845,163	1,845,163

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/16/15 - 5/04/37; [c]U.S. Government Agency Discount Notes, 12/24/14 - 1/30/15;
U.S. Government Agency Securities, Strips, 5/15/30;
U.S. Treasury Bonds, 7.50% - 8.875%, 11/15/16 - 2/15/19;
U.S. Treasury Notes, 0.25% - 4.50%, 7/15/15 - 4/30/18; and
U.S. Treasury Notes, Index Linked, 1.375%, 7/15/18 (valued at $1,882,381)

	Total Investments (Cost $229,449,530) 99.6%		320,206,490
	Other Assets, less Liabilities 0.4%		1,241,306

	Net Assets 100.0%		$321,447,796

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

FLG-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Large Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$227,604,367
Cost - Repurchase agreements	1,845,163

Total cost of investments	$229,449,530

Value - Unaffiliated issuers	$318,361,327
Value - Repurchase agreements	1,845,163

Total value of investments	320,206,490
Receivables:
Investment securities sold	14,745,263
Capital shares sold	318,693
Dividends	122,518
Other assets	149

Total assets	335,393,113

Liabilities:
Payables:
Investment securities purchased	12,679,836
Capital shares redeemed	847,615
Management fees	196,958
Distribution fees	109,645
Accrued expenses and other liabilities	111,263

Total liabilities	13,945,317

Net assets, at value	$321,447,796

Net assets consist of:
Paid-in capital	$187,049,163
Undistributed net investment income	1,210,032
Net unrealized appreciation (depreciation)	90,756,960
Accumulated net realized gain (loss)	42,431,641

Net assets, at value	$321,447,796

Class 1:
Net assets, at value	$55,740,598

Shares outstanding	2,493,288

Net asset value and maximum offering price per share	$22.36

Class 2:
Net assets, at value	$265,707,198

Shares outstanding	12,037,956

Net asset value and maximum offering price per share	$22.07

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends	$2,774,560
Interest	1,707

Total investment income	2,776,267

Expenses:
Management fees (Note 3a)	1,204,121
Distribution fees - Class 2 (Note 3c)	334,223
Custodian fees (Note 4)	1,603
Reports to shareholders	45,591
Professional fees	18,012
Trustees' fees and expenses	698
Other	4,835

Total expenses	1,609,083

Net investment income	1,167,184

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	72,636,180
Foreign currency transactions	(3,691)

Net realized gain (loss)	72,632,489

Net change in unrealized appreciation (depreciation) on investments	(48,700,612)

Net realized and unrealized gain (loss)	23,931,877

Net increase (decrease) in net assets resulting from operations	$25,099,061

FLG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,167,184	$3,571,905
Net realized gain (loss) from investments and foreign currency transactions	72,632,489	34,945,789
Net change in unrealized appreciation (depreciation) on investments	(48,700,612)	46,349,997

Net increase (decrease) in net assets resulting from operations	25,099,061	84,867,691

Distributions to shareholders from:
Net investment income:
Class 1	(729,509)	(652,010)
Class 2	(2,842,675)	(3,061,884)

Total distributions to shareholders	(3,572,184)	(3,713,894)

Capital share transactions: (Note 2)
Class 1	(2,151,939)	(4,699,193)
Class 2	(37,695,532)	(62,431,458)

Total capital share transactions	(39,847,471)	(67,130,651)

Net increase (decrease) in net assets	(18,320,594)	14,023,146
Net assets:
Beginning of period	339,768,390	325,745,244

End of period	$321,447,796	$339,768,390

Undistributed net investment income included in net assets:
End of period	$1,210,032	$3,615,032

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Large Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 46.91% of the Fund's shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Large Cap Growth Securities Fund was renamed the Franklin Large Cap Growth VIP Fund.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of

FLG-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

Semiannual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	21,961	$459,843	49,133	$921,214

Shares issued in reinvestment of distributions	33,235	729,509	35,282	652,010

Shares redeemed	(157,859)	(3,341,291)	(333,854)	(6,272,417)

Net increase (decrease)	(102,663)	$(2,151,939)	(249,439)	$(4,699,193)

Class 2 Shares:

Shares sold	134,579	$2,829,028	1,055,133	$19,291,413

Shares issued in reinvestment of distributions	131,120	2,842,675	167,774	3,061,884

Shares redeemed	(2,071,584)	(43,367,235)	(4,595,616)	(84,784,755)

Net increase (decrease)	(1,805,885)	$(37,695,532)	(3,372,709)	$(62,431,458)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

Semiannual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $ 25,430,360 expiring in 2017.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$230,050,092

Unrealized appreciation	$91,649,892

Unrealized depreciation	(1,493,494)

Net unrealized appreciation (depreciation)	$90,156,398

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $184,764,821 and $ 219,395,725, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

FLG-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a]	$318,361,327	$—	$—	$318,361,327

Short Term Investments	—	1,845,163	—	1,845,163

Total Investments in Securities	$318,361,327	$1,845,163	$—	$320,206,490

aFor detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FLG-19

Franklin Large Cap Value VIP Fund

(Formerly, Franklin Large Cap Value Securities Fund)

This semiannual report for Franklin Large Cap Value VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Large Cap Value VIP Fund – Class 2 delivered a +6.21% total return* for the six-month period ended June 30, 2014.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FLV-1

FRANKLIN LARGE CAP VALUE VIP FUND

Fund Goal and Main Investments: Franklin Large Cap Value VIP Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies, focusing on those the investment manager believes to be undervalued. For this Fund, large capitalization companies are those that are similar in size to those in the Russell 1000® Index at the time of purchase.1

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 1000 Value Index rose 8.28% for the same period.2 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FLV-2	Semiannual Report

FRANKLIN LARGE CAP VALUE VIP FUND

kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks continued to gain for the six-months under review as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs.1

Investment Strategy

Although this report covers a six-month period, our investment horizon aims for longer term results. We seek to invest in securities of large-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we believe is their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are chosen based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we feel still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Manager’s Discussion

Individual contributors to absolute performance included Alcoa, Baker Hughes and Corning. The stock price of Alcoa, an aluminum manufacturer, reacted favorably to the prospect of higher aluminum prices that may be driven by a more favorable global supply and demand balance. Baker Hughes, an oilfield services company, reported better than expected earnings results as market conditions improved in North America. Results for Corning, a specialty glass and ceramics manufacturer, were positive amid an improved capital allocation strategy and the company’s announcement of an accelerated share buyback program.

Top 10 Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Corning Inc. Technology Hardware & Equipment	2.3%
Prudential Financial Inc. Insurance	2.2%
MetLife Inc. Insurance	2.2%
Alcoa Inc. Materials	2.1%
Johnson Controls Inc. Automobiles & Components	2.1%
Gilead Sciences Inc. Pharmaceuticals, Biotechnology & Life Sciences	2.1%
The Allstate Corp. Insurance	2.0%
Eaton Corp. PLC Capital Goods	1.9%
Baker Hughes Inc. Energy	1.9%
Citigroup Inc. Banks	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Detractors from performance included Citigroup, State Street and Bunge. Citigroup, a financial services company, declined amid weaker trading activity in fixed income and currencies as a result of global uncertainty. Shares of State Street, an institutional financial services provider, suffered as earnings were negatively affected by an issuance of preferred equity to optimize the company’s capital structure. Bunge, a global agribusiness and food company, reported a sizable trading loss reflected in its first-quarter earnings results.

We initiated six new positions: CVS Caremark, a drug store operator; Teradata, an analytic data solutions provider; Principal Financial Group, a global financial services firm; First Solar, a manufacturer and designer of solar modules and solutions; Symantec, an information technology security solutions provider; and Progressive, a property and casualty insurer. We added to our holdings in Abbott Laboratories, Capital One Financial and Family Dollar Stores, among others. We liquidated our position in Knowles, which we received from a spin-off of Dover, and reduced a number of holdings including Gilead Sciences, Prudential Financial and the aforementioned Citigroup.

Semiannual Report	FLV-3

FRANKLIN LARGE CAP VALUE VIP FUND

Thank you for your participation in Franklin Large Cap Value VIP Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLV-4	Semiannual Report

FRANKLIN LARGE CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,062.10	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.51

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.90%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FLV-5

SUPPLEMENT DATED MAY 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN LARGE CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summaries – Portfolio Managers” section on page FLV-S4 is revised to read as follows:

Portfolio Managers

WILLIAM J. LIPPMAN President of Advisory Services and portfolio manager of the Fund since inception (2005).

JAKOV STIPANOV, CFA Portfolio Manager of Advisory Services and portfolio manager of the Fund since May 2014.

DONALD G. TAYLOR, CPA Chief Investment Officer of Advisory Services and portfolio manager of the Fund since inception (2005).

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2005).

II.  The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FLV-D5 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments of large capitalization companies believed undervalued. The portfolio managers of the team are as follows:

WILLIAM J. LIPPMAN President of Advisory Services	Mr. Lippman assumed the duties of lead portfolio manager in 2007 and has been a portfolio manager of the Fund since its inception (2005). He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

FLV-6

JAKOV STIPANOV, CFA Portfolio Manager of Advisory Services	Mr. Stipanov has been a portfolio manager of the Fund since May 2014, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2010. Prior to joining Franklin Templeton Investments he served as an equity analyst with Systematic Financial where he conducted company-specific research spanning the market capitalization spectrum. He was a portfolio assistant with Scudder, Stevens and Clark and an analyst with Stein Roe Farnham, where he conducted fundamental research coverage on the technology sector.

DONALD G. TAYLOR, CPA Chief Investment Officer of Advisory Services	Mr. Taylor has been a portfolio manager of the Fund since its inception (2005), providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 1996.

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services	Mr. Baughman has been a portfolio manager of the Fund since its inception (2005), providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 1988.

Please keep this supplement with your prospectus for future reference

FLV-7

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN LARGE CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended to add the following:

On July 16, 2014, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust) on behalf of Franklin Large Cap Value VIP Fund (Fund) approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur on or about November 7, 2014, but may be delayed if unforeseen circumstances arise.

Effective at the close of market on October 1, 2014, the Fund is closed to all new investments.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement for future reference.

FLV-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Value VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.82	$11.07	$9.83	$10.50	$9.36	$7.54

Income from investment operations[a]:

Net investment income[b]	0.08	0.14	0.15	0.14	0.12	0.17

Net realized and unrealized gains (losses)	0.84	3.79	1.25	(0.69)	1.19	1.81

Total from investment operations	0.92	3.93	1.40	(0.55)	1.31	1.98

Less distributions from net investment income	(0.18)	(0.18)	(0.16)	(0.12)	(0.17)	(0.16)

Net asset value, end of period	$15.56	$14.82	$11.07	$9.83	$10.50	$9.36

Total return[c]	6.21%	35.75%	14.44%	(5.26)%	14.27%	26.76%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.42%	1.41%	1.42%	1.39%	1.40%	1.38%

Expenses net of waiver and payments by affiliates	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	1.05%	1.08%	1.42%	1.35%	1.25%	2.15%

Supplemental data

Net assets, end of period (000’s)	$34,493	$38,813	$31,148	$34,091	$40,183	$35,892

Portfolio turnover rate	4.78%	10.75%	29.50%	20.31%	13.91%	15.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Large Cap Value VIP Fund

		Shares	Value

	Common Stocks 96.2%
	Automobiles & Components 3.6%
	BorgWarner Inc.	7,800	$508,482
	Johnson Controls Inc.	14,500	723,985

			1,232,467

	Banks 7.7%
	Bank of America Corp.	22,500	345,825
	Citigroup Inc.	13,700	645,270
	Comerica Inc.	11,000	551,760
	KeyCorp	42,000	601,860
	U.S. Bancorp	11,600	502,512

			2,647,227

	Capital Goods 13.3%
	3M Co.	3,900	558,636
	Dover Corp.	5,500	500,225
	Eaton Corp. PLC	8,700	671,466
	General Dynamics Corp.	4,100	477,855
	General Electric Co.	16,600	436,248
	Illinois Tool Works Inc.	4,600	402,776
	Parker Hannifin Corp.	4,300	540,639
	Rockwell Automation Inc.	2,300	287,868
	Stanley Black & Decker Inc.	2,500	219,550
	United Technologies Corp.	4,300	496,435

			4,591,698

	Consumer Durables & Apparel 1.3%
	NIKE Inc., B	6,000	465,300

	Consumer Services 0.6%
	McDonald’s Corp.	2,000	201,480

	Diversified Financials 3.9%
a	Berkshire Hathaway Inc., A	1	189,900
	Capital One Financial Corp.	3,300	272,580
	Northern Trust Corp.	4,500	288,945
	State Street Corp.	8,600	578,436

			1,329,861

	Energy 16.5%
	Apache Corp.	5,200	523,224
	Baker Hughes Inc.	8,800	655,160
	Chevron Corp.	3,200	417,760
	ConocoPhillips	6,200	531,526
	Denbury Resources Inc.	17,000	313,820
	Devon Energy Corp.	7,200	571,680
	Ensco PLC, A	6,800	377,876
	Exxon Mobil Corp.	4,700	473,196
	HollyFrontier Corp.	6,500	283,985
	Noble Corp. PLC	8,000	268,480
	Occidental Petroleum Corp.	4,300	441,309
	Phillips 66	2,700	217,161
	Schlumberger Ltd.	1,500	176,925
	Valero Energy Corp.	8,500	425,850

			5,677,952

FLV-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Food & Staples Retailing 2.6%
	CVS Caremark Corp.	4,000	$301,480
	Wal-Mart Stores Inc.	1,900	142,633
	Walgreen Co.	6,200	459,606

			903,719

	Food, Beverage & Tobacco 2.9%
	Archer-Daniels-Midland Co.	10,500	463,155
	Bunge Ltd.	7,300	552,172

			1,015,327

	Health Care Equipment & Services 3.0%
	Abbott Laboratories	5,700	233,130
	Becton, Dickinson and Co.	4,600	544,180
	Covidien PLC	2,800	252,504

			1,029,814

	Household & Personal Products 0.9%
	The Procter & Gamble Co.	3,800	298,642

	Insurance 10.4%
	Aflac Inc.	9,100	566,475
	The Allstate Corp.	12,000	704,640
	The Chubb Corp.	4,100	377,897
	MetLife Inc.	13,400	744,504
	Principal Financial Group Inc.	2,000	100,960
	The Progressive Corp.	3,100	78,616
	Prudential Financial Inc.	8,600	763,422
	The Travelers Cos. Inc.	2,800	263,396

			3,599,910

	Materials 5.3%
	Air Products and Chemicals Inc.	1,700	218,654
	Alcoa Inc.	49,300	734,077
	Nucor Corp.	12,300	605,775
	Praxair Inc.	2,000	265,680

			1,824,186

	Pharmaceuticals, Biotechnology & Life Sciences 6.2%
a	Gilead Sciences Inc.	8,600	713,026
	Merck & Co. Inc.	10,000	578,500
	Pfizer Inc.	14,900	442,232
	Teva Pharmaceutical Industries Ltd., ADR (Israel)	7,500	393,150

			2,126,908

	Retailing 5.0%
	Family Dollar Stores Inc.	3,200	211,648
	The Home Depot Inc.	6,200	501,952
	Nordstrom Inc.	5,900	400,787
a	Office Depot Inc.	14,000	79,660
	Target Corp.	9,300	538,935

			1,732,982

	Semiconductors & Semiconductor Equipment 2.2%
a	First Solar Inc.	1,500	106,590

Semiannual Report	FLV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
	Maxim Integrated Products Inc.	9,300	$314,433
	Microchip Technology Inc.	7,000	341,670

			762,693

	Software & Services 4.3%
	International Business Machines Corp.	2,300	416,921
	Microsoft Corp.	5,500	229,350
	Symantec Corp.	4,000	91,600
a	Teradata Corp.	4,375	175,875
	Xerox Corp.	47,100	585,924

			1,499,670

	Technology Hardware & Equipment 5.0%
	Cisco Systems Inc.	17,400	432,390
	Corning Inc.	35,500	779,225
	EMC Corp.	5,300	139,602
	QUALCOMM Inc.	3,700	293,040
	TE Connectivity Ltd.	1,500	92,760

			1,737,017

	Transportation 1.2%
	Norfolk Southern Corp.	4,100	422,423

	Utilities 0.3%
	Exelon Corp.	2,500	91,200

	Total Common Stocks (Cost $19,331,684)		33,190,476

	Short Term Investments (Cost $1,480,453) 4.3%
	Money Market Funds 4.3%
a,b	Institutional Fiduciary Trust Money Market Portfolio	1,480,453	1,480,453

	Total Investments (Cost $20,812,137) 100.5%		34,670,929
	Other Assets, less Liabilities (0.5)%		(177,768)

	Net Assets 100.0%		$34,493,161

See Abbreviations on page FLV-21.

aNon-income producing.

bSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

FLV-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Large Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$19,331,684
Cost - Sweep Money Fund (Note 3e)	1,480,453

Total cost of investments	$20,812,137

Value - Unaffiliated issuers	$33,190,476
Value - Sweep Money Fund (Note 3e)	1,480,453

Total value of investments	34,670,929
Receivables:
Investment securities sold	41,989
Capital shares sold	16,267
Dividends	43,232

Total assets	34,772,417

Liabilities:
Payables:
Investment securities purchased	100,001
Capital shares redeemed	125,975
Management fees	13,583
Distribution fees	14,247
Professional fees	16,113
Accrued expenses and other liabilities	9,337

Total liabilities	279,256

Net assets, at value	$34,493,161

Net assets consist of:
Paid-in capital	$22,872,514
Undistributed net investment income	193,990
Net unrealized appreciation (depreciation)	13,858,792
Accumulated net realized gain (loss)	(2,432,135)

Net assets, at value	$34,493,161

Class 2:
Net assets, at value	$34,493,161

Shares outstanding	2,217,353

Net asset value and maximum offering price per share	$ 15.56

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Large Cap Value VIP Fund
Investment income:
Dividends	$339,337

Expenses:
Management fees (Note 3a)	173,990
Distribution fees: Class 2 (Note 3c)	43,438
Custodian fees (Note 4)	152
Reports to shareholders	7,652
Professional fees	17,355
Other	3,759

Total expenses	246,346
Expenses waived/paid by affiliates (Note 3e and 3f)	(89,814)

Net expenses	156,532

Net investment income	182,805

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	2,890,225
Net change in unrealized appreciation (depreciation) on investments	(1,118,246)

Net realized and unrealized gain (loss)	1,771,979

Net increase (decrease) in net assets resulting from operations	$1,954,784

FLV-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Value VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$182,805	$388,717
Net realized gain (loss) from investments	2,890,225	1,635,761
Net change in unrealized appreciation (depreciation) on investments	(1,118,246)	8,779,216

Net increase (decrease) in net assets resulting from operations	1,954,784	10,803,694

Distributions to shareholders from net investment income: Class 2	(386,881)	(481,480)
Capital share transactions: Class 2 (Note 2)	(5,887,509)	(2,657,434)

Net increase (decrease) in net assets	(4,319,606)	7,664,780
Net assets:
Beginning of period	38,812,767	31,147,987

End of period	$34,493,161	$38,812,767

Undistributed net investment income included in net assets:
End of period	$193,990	$398,066

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Large Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Large Cap Value VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 99.13% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers one class of shares: Class 2.

Effective May 1, 2014, the Franklin Large Cap Value Securities Fund was renamed the Franklin Large Cap Value VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country

FLV-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Value VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FLV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 2 Shares:

Shares sold	166,970	$2,523,157	883,791	$11,420,212

Shares issued in reinvestment of distributions	25,073	386,881	37,912	481,480

Shares redeemed	(594,296)	(8,797,547)	(1,116,968)	(14,559,126)

Net increase (decrease)	(402,253)	$(5,887,509)	(195,265)	$(2,657,434)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.775%	Over $6.5 billion, up to and including $11.5 billion
0.750%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FLV-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Value VIP Fund (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014 the waiver was accounted for as a reduction to management fees.

f. Waiver and Expense Reimbursements

Advisory Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) do not exceed 0.65% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$1,797,418
2017	2,320,965
2018	1,173,534

$5,291,917

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$20,840,113

Unrealized appreciation	$14,019,170
Unrealized depreciation	(188,354)

Net unrealized appreciation (depreciation)	$13,830,816

Semiannual Report	FLV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Value VIP Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $1,635,417 and $7,882,536, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1inputs. For detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

FLV-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Value VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On July 16, 2014, the Board approved a proposal to terminate and liquidate the Fund. The Fund is scheduled to liquidate on or about November 7, 2014.

Abbreviations

Selected Portfolio:

ADR	American Depositary Receipt

Semiannual Report	FLV-21

Franklin Mutual Global Discovery VIP Fund

(Formerly, Mutual Global Discovery Securities Fund)

We are pleased to bring you Franklin Mutual Global Discovery VIP Fund’s semiannual report for the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Mutual Global Discovery VIP Fund – Class 2 delivered a +7.22% total return for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	MGD-1

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Fund Goal and Main Investments: Franklin Mutual Global Discovery VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI World Index, generated a +6.52% total return, and the Standard & Poor’s® 500 Index posted a +7.14% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states that limited economic activity in the first quarter of 2014. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. The Fed continued reducing asset purchases during the period.

Outside the U.S., the U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. The Japanese government proposed a reduction in corporate taxes as part of its economic reforms in an effort to avoid deflation and facilitate growth. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than what many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports were relatively soft. Emerging market equities generally rose for the six-month period, despite volatility resulting from concerns about moderating economic growth, rising geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

MGD-2	Semiannual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

the crises in Ukraine and Iraq. The U.S. dollar was relatively flat compared to most currencies.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

Manager’s Discussion

Many Fund holdings increased in value during the review period. Top contributors included pharmaceutical companies Teva Pharmaceutical Industries and Merck & Co. and technology leader Apple.

Semiannual Report	MGD-3

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Shares of Israel-based Teva Pharmaceutical Industries rose notably in the first quarter of 2014, supported by positive developments related to the company’s most profitable drug, Copaxone, which is used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s patent appeal, which could lead to potential delays in generic competition for Copaxone. In addition, the U.S. Food and Drug Administration (FDA) had delays approving a generic for Copaxone while Teva has done a good job converting more patients to its new formulation of the drug. This should help the company retain a higher portion of revenues and cash flows from this highly profitable product. Also supporting the share price was the announcement of a new chief executive officer, who the market believed could successfully execute on Teva’s cost-cutting restructuring program. Despite Teva’s recent positive performance, at period-end, we still believed its shares had further upside potential. Our analysis suggested opportunities remained for margin expansion through restructuring efforts, especially in Teva’s generics division. We also believed that investors were not attaching appropriate value to its research and development investments.

Merck’s stock started 2014 on a positive note as the company announced a rolling submission to the U.S. FDA in January for one of its key drug compounds to treat advanced melanoma. The filing timeline was substantially ahead of the market’s prior expectations. In February, the stock moved higher following Merck’s announcement of clinical collaboration agreements with three other pharmaceutical companies that suggested to the market that Merck was willing to collaborate and was planning to make substantial investments to realize the full value of this important asset. The positive news continued in May with the sale of its consumer care business to Bayer for $14.2 billion, a price that we believed offered significant value to Merck shareholders.

In April, Apple reported quarterly results that beat consensus estimates, driven by its strong iPhone business. In addition, the company announced a trio of shareholder-friendly actions. Apple’s board of directors authorized an increase in the company’s share repurchase program to $90 billion from $60 billion while maintaining the December 2015 end date. The Board also approved an approximately 8% dividend increase and announced a 7-for-1 stock split that went into effect in early June.

Top 10 Sectors/Industries
6/30/14
% of Total Net Assets
Banks	11.9%
Oil, Gas & Consumable Fuels	8.8%
Insurance	7.7%
Pharmaceuticals	7.3%
Media	5.1%
Tobacco	4.9%
Food & Staples Retailing	4.9%
Software	4.7%
Technology Hardware, Storage & Peripherals	3.1%
Metals & Mining	2.8%

During the period under review, some of the Fund’s investments negatively affected performance. These included mobile telecommunications company Vodafone Group, retailer Metro and financial services firm KB Financial Group.

In May, U.K.-based Vodafone Group reported fiscal fourth-quarter results (the company has a March 31 fiscal year-end) as earnings fell short of expectations and capital spending increased significantly, following Vodafone’s strategic decision to significantly upgrade its network to offer a differentiated level of service. The company believed that consumers would be willing to pay a premium for network quality as data usage increases. We agreed with this position; however, in the near term, earnings were likely to be under pressure. With the possibility of a merger with AT&T on hold, we believed the primary near-term catalysts were potential market consolidation in Europe, disposals of non-core assets and the resolution of a tax dispute with India’s government, which could pave the way for an initial public offering (IPO) of Vodafone’s India business.

Upheaval in Ukraine disrupted Germany-based retailer Metro’s plans to pursue a partial IPO of its Russia cash-and-carry business. The potential IPO, which was put on hold in mid-March, was being closely watched as it would have provided a benchmark valuation for this important Metro operation and also raised capital to fund growth and further reduce debt. Shares of Metro rebounded slightly in May as quarterly results revealed that operations in Russia continued to perform well with a slight uptick in business, small market share gains and intentions to

MGD-4	Semiannual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Top 10 Equity Holdings
6/30/14
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	2.6%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.5%
Royal Dutch Shell PLC, A Oil, Gas & Consumable Fuels, U.K.	2.5%
A.P. Moeller-Maersk AS, B Marine, Denmark	2.5%
Apple Inc. Technology Hardware, Storage & Peripherals, U.S.	2.4%
ACE Ltd. Insurance, U.S.	2.1%
Medtronic Inc. Health Care Equipment & Supplies, U.S.	2.1%
Wells Fargo & Co. Banks, U.S.	2.0%
Apache Corp. Oil, Gas & Consumable Fuels, U.S.	1.9%
Cigna Corp. Health Care Providers & Services, U.S.	1.8%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

accelerate the company’s new store opening program. Although capital market conditions were not yet suitable for the delayed IPO as of period-end, we believed the quarterly results demonstrated Metro could act quickly if conditions improve.

KB Financial Group shares declined in January after the firm announced leaks of client credit card information. KB Financial was one of three South Korean financial firms that reported data leaks, and the country’s Financial Supervisory Service banned each from issuing new credit cards for three months. In June, top executives at the company and its credit card unit offered to resign amid ongoing investigations. In our view, the market overreacted and the magnitude of the decline in KB Financial’s share price suggested investors were ascribing a negative value to the group’s credit card business.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	MGD-5

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14

Actual	$1,000	$1,072.20	$6.37
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.21

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.24%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MGD-6	Semiannual Report

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page MGD-S1 in the Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.94%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.03%
Total annual Fund operating expenses	0.97%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

II.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page MGD-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.94%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.03%
Total annual Fund operating expenses	1.22%

1. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

III.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page MGD-S1 in the Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.94%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.03%
Total annual Fund operating expenses	1.32%

MGD-7

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

IV.  The following is added as the second to last paragraph in the “Fund Details – Management” section of each Class’ prospectus beginning on page MGD-D8:

Effective May 1, 2014, the Fund’s investment management agreement was bundled with its fund administration agreement, including the fees payable to the Fund’s administrator thereunder, as approved by the board of trustees. The fee payable to the administrator under the Fund’s administration agreement, prior to May 1, 2014, was a monthly fee under the following fee schedule of the Fund’s average daily net assets:

•	0.150% up to and including $200 million;
•	0.135% over $200 million, up to and including $700 million;
•	0.100% over $700 million, up to and including $1.2 billion;
•	0.075% in excess of $1.2 billion.

As of such date, the Fund’s investment management fees became a monthly fee at the annual rate of the value of the Fund’s average daily net assets as set forth below:

•	0.950% up to and including $200 million;
•	0.935% over $200 million, up to and including $700 million;
•	0.900% over $700 million, up to and including $1.2 billion;
•	0.875% over $1.2 billion, up to and including $4 billion;
•	0.845% over $4 billion, up to and including $7 billion;
•	0.825% over $7 billion, up to and including $10 billion;
•	0.805% in excess of $10 billion.

Please keep this supplement with your prospectus for future reference.

MGD-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.31		$20.55	$19.66	$21.16	$19.14	$16.12

Income from investment operations[a]:

Net investment income[b]	0.55	[c]	0.46	0.43	0.52	0.38	0.19	[d]

Net realized and unrealized gains (losses)	1.17		5.03	2.21	(1.09)	1.94	3.57

Total from investment operations	1.72		5.49	2.64	(0.57)	2.32	3.76

Less distributions from:

Net investment income	—		(0.58)	(0.64)	(0.50)	(0.30)	(0.26)

Net realized gains	—		(2.15)	(1.11)	(0.43)	—	(0.48)

Total distributions	—		(2.73)	(1.75)	(0.93)	(0.30)	(0.74)

Net asset value, end of period	$25.03		$23.31	$20.55	$19.66	$21.16	$19.14

Total return[e]	7.38%		27.95%	13.63%	(2.73)%	12.24%	23.63%

Ratios to average net assets[f]

Expenses[g]	0.99%	[h]	0.97% [h]	0.99%	0.97% [h]	1.00% [h]	1.06%	[h]

Expenses incurred in connection with securities sold short	0.01%		—% [i]	—% [i]	—% [i]	0.02%	0.09%

Net investment income	4.75%	[c]	2.13%	2.12%	2.34%	1.93%	1.07%	[d]

Supplemental data

Net assets, end of period (000’s)	$1,905		$2,465	$1,136	$974	$84,213	$86,755

Portfolio turnover rate	11.83%		15.58%	25.63%	26.17% [j]	49.31%	43.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.83%.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.84		$20.17	$19.30	$20.80	$18.81	$15.85

Income from investment operations[a]:

Net investment income[b]	0.52	[c]	0.42	0.38	0.43	0.33	0.14	[d]

Net realized and unrealized gains (losses)	1.13		4.92	2.15	(1.04)	1.91	3.50

Total from investment operations	1.65		5.34	2.53	(0.61)	2.24	3.64

Less distributions from:

Net investment income	—		(0.52)	(0.55)	(0.46)	(0.25)	(0.20)

Net realized gains	—		(2.15)	(1.11)	(0.43)	—	(0.48)

Total distributions	—		(2.67)	(1.66)	(0.89)	(0.25)	(0.68)

Net asset value, end of period	$24.49		$22.84	$20.17	$19.30	$20.80	$18.81

Total return[e]	7.22%		27.61%	13.36%	(2.96)%	11.96%	23.31%

Ratios to average net assets[f]

Expenses[g]	1.24%	[h]	1.22% [h]	1.24%	1.22% [h]	1.25% [h]	1.31%	[h]

Expenses incurred in connection with securities sold short	0.01%		—% [i]	—% [i]	—% [i]	0.02%	0.09%

Net investment income	4.50%	[c]	1.88%	1.87%	2.09%	1.68%	0.82%	[d]

Supplemental data

Net assets, end of period (000’s)	$719,617		$684,780	$660,465	$712,161	$1,351,223	$1,309,852

Portfolio turnover rate	11.83%		15.58%	25.63%	26.17%[j]	49.31%	43.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.58%.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MGD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.10		$20.38	$19.50	$21.02	$19.02	$16.07

Income from investment operations[a]:

Net investment income[b]	0.52	[c]	0.40	0.36	0.40	0.31	0.11	[d]

Net realized and unrealized gains (losses)	1.14		4.97	2.19	(1.05)	1.94	3.56

Total from investment operations	1.66		5.37	2.55	(0.65)	2.25	3.67

Less distributions from:

Net investment income	—		(0.50)	(0.56)	(0.44)	(0.25)	(0.24)

Net realized gains	—		(2.15)	(1.11)	(0.43)	—	(0.48)

Total distributions	—		(2.65)	(1.67)	(0.87)	(0.25)	(0.72)

Net asset value, end of period	$24.76		$23.10	$20.38	$19.50	$21.02	$19.02

Total return[e]	7.19%		27.52%	13.27%	(3.08)%	11.87%	23.19%

Ratios to average net assets[f]

Expenses[g]	1.34%	[h]	1.32% [h]	1.34%	1.32% [h]	1.35% [h]	1.41%	[h]

Expenses incurred in connection with securities sold short	0.01%		—% [i]	—% [i]	—% [i]	0.02%	0.09%

Net investment income	4.40%	[c]	1.78%	1.77%	1.99%	1.58%	0.72%	[d]

Supplemental data

Net assets, end of period (000’s)	$68,436		$70,354	$62,346	$66,695	$70,613	$59,178

Portfolio turnover rate	11.83%		15.58%	25.63%	26.17% [j]	49.31%	43.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.48%.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Mutual Global Discovery VIP Fund

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests 90.9%
	Aerospace & Defense 1.5%
a	B/E Aerospace Inc.	United States	52,340	$4,840,927
	Safran SA	France	107,185	7,018,500

				11,859,427

	Auto Components 0.9%
	Cie Generale des Etablissements Michelin, B	France	30,800	3,680,544
a,b	International Automotive Components Group Brazil LLC	Brazil	424,073	67,627
a,b,c	International Automotive Components Group North America, LLC	United States	4,052,916	3,739,950

				7,488,121

	Automobiles 0.8%
	General Motors Co.	United States	181,030	6,571,389

	Banks 11.9%
a,b,d	The Bankshares Inc.	United States	800,000	4,109,947
	Barclays PLC	United Kingdom	990,101	3,605,387
	BNP Paribas SA	France	107,180	7,272,098
a	Capital Bank Financial Corp., A	United States	78,494	1,853,243
a,e	Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	6,372,859
	CIT Group Inc.	United States	108,462	4,963,221
	Citigroup Inc.	United States	229,050	10,788,255
	HSBC Holdings PLC	United Kingdom	586,355	5,948,985
	Industrial and Commercial Bank of China Ltd., H	China	6,040,679	3,819,046
	JPMorgan Chase & Co.	United States	131,280	7,564,354
	KB Financial Group Inc.	South Korea	101,400	3,526,957
	PNC Financial Services Group Inc.	United States	112,821	10,046,710
	Societe Generale SA	France	64,534	3,380,827
	SunTrust Banks Inc.	United States	117,939	4,724,636
	Wells Fargo & Co.	United States	307,140	16,143,278

				94,119,803

	Beverages 1.4%
	Coca-Cola Enterprises Inc.	United States	55,506	2,652,076
	PepsiCo Inc.	United States	90,367	8,073,388

				10,725,464

	Capital Markets 1.2%
	Credit Suisse Group AG	Switzerland	264,483	7,563,048
	Morgan Stanley	United States	53,407	1,726,648

				9,289,696

	Communications Equipment 1.1%
	Cisco Systems Inc.	United States	359,180	8,925,623

	Consumer Finance 0.5%
a	Ally Financial Inc.	United States	151,600	3,624,756

	Diversified Consumer Services 0.1%
a	Cengage Learning Holdings II LP	United States	22,762	802,361

	Diversified Financial Services 1.3%
a	ING Groep NV, IDR	Netherlands	756,040	10,622,783

	Diversified Telecommunication Services 0.0%
a,f,g	Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—

MGD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Energy Equipment & Services 2.7%
	Baker Hughes Inc.	United States	147,071	$10,949,436
	Ensco PLC, A	United States	83,364	4,632,538
	Transocean Ltd.	United States	120,473	5,424,899

				21,006,873

	Food & Staples Retailing 4.9%
	China Resources Enterprise Ltd.	China	851,619	2,373,407
	CVS Caremark Corp.	United States	46,236	3,484,807
	Empire Co. Ltd., A	Canada	72,193	4,911,927
a	Metro AG	Germany	318,004	13,861,664
	Tesco PLC	United Kingdom	1,412,832	6,870,928
	Walgreen Co.	United States	98,012	7,265,629

				38,768,362

	Health Care Equipment & Supplies 2.6%
	Medtronic Inc.	United States	257,980	16,448,805
	Stryker Corp.	United States	46,588	3,928,300

				20,377,105

	Health Care Providers & Services 1.8%
	Cigna Corp.	United States	152,861	14,058,626

	Hotels, Restaurants & Leisure 1.5%
	Accor SA	France	233,913	12,169,418

	Independent Power & Renewable Electricity Producers 1.4%
	NRG Energy Inc.	United States	299,277	11,133,104

	Industrial Conglomerates 2.7%
	Jardine Matheson Holdings Ltd.	Hong Kong	123,597	7,330,538
	Jardine Strategic Holdings Ltd.	Hong Kong	371,698	13,280,769
	Siemens AG	Germany	3,785	499,936

				21,111,243

	Insurance 7.7%
	ACE Ltd.	United States	163,160	16,919,692
a	Alleghany Corp.	United States	2,730	1,196,067
	The Allstate Corp.	United States	104,847	6,156,616
	American International Group Inc.	United States	243,553	13,293,123
	China Pacific Insurance (Group) Co. Ltd., H	China	1,127,908	3,987,469
	E-L Financial Corp. Ltd.	Canada	5,378	3,560,287
	MetLife Inc.	United States	63,096	3,505,614
a,b	Olympus Re Holdings Ltd.	United States	2,140	—
	PartnerRe Ltd.	United States	58,470	6,385,508
	PICC Property and Casualty Co. Ltd., H	China	228,457	346,645
	Zurich Insurance Group AG	Switzerland	17,558	5,292,049

				60,643,070

	IT Services 1.1%
	Xerox Corp.	United States	720,967	8,968,829

	Marine 2.5%
	A.P. Moeller-Maersk AS, B	Denmark	7,825	19,444,654

	Media 5.1%
	CBS Corp., B	United States	72,249	4,489,553
	Comcast Corp., Special A	United States	48,623	2,593,064

Semiannual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
a	DIRECTV	United States	93,680	$7,963,737
	Reed Elsevier PLC	United Kingdom	251,872	4,051,432
	Time Warner Cable Inc.	United States	62,129	9,151,602
a	Tribune Co., A	United States	43,818	3,726,721
a	Tribune Co., B	United States	26,867	2,285,038
	Twenty-First Century Fox Inc., B	United States	170,160	5,824,577

				40,085,724

	Metals & Mining 2.8%
	Anglo American PLC	United Kingdom	275,805	6,748,993
	Freeport-McMoRan Copper & Gold Inc., B	United States	135,280	4,937,720
a	ThyssenKrupp AG	Germany	344,296	10,038,152

				21,724,865

	Multiline Retail 0.7%
	Kohl’s Corp.	United States	99,870	5,261,152

	Oil, Gas & Consumable Fuels 8.8%
	Apache Corp.	United States	149,500	15,042,690
	BG Group PLC	United Kingdom	229,790	4,856,226
	BP PLC	United Kingdom	1,028,014	9,057,800
	China Shenhua Energy Co. Ltd., H	China	1,242,931	3,592,263
	CONSOL Energy Inc.	United States	114,311	5,266,308
	Marathon Oil Corp.	United States	178,885	7,141,089
	Royal Dutch Shell PLC, A	United Kingdom	469,862	19,458,003
	Talisman Energy Inc.	Canada	468,250	4,963,450

				69,377,829

	Paper & Forest Products 0.2%
	NewPage Holdings Inc.	United States	19,416	1,611,528

	Personal Products 0.6%
	Avon Products Inc.	United States	337,600	4,932,336

	Pharmaceuticals 7.3%
	AstraZeneca PLC	United Kingdom	85,840	6,375,735
	AstraZeneca PLC, ADR	United Kingdom	35,792	2,659,704
	Eli Lilly & Co.	United States	118,220	7,349,737
a	Hospira Inc.	United States	44,053	2,263,003
	Merck & Co. Inc.	United States	346,558	20,048,380
	Novartis AG, ADR	Switzerland	60,628	5,488,653
	Teva Pharmaceutical Industries Ltd., ADR	Israel	257,877	13,517,912

				57,703,124

	Real Estate Management & Development 0.5%
g	Canary Wharf Group PLC	United Kingdom	487,324	3,705,733

	Semiconductors & Semiconductor Equipment 0.3%
a	SK Hynix Semiconductor Inc.	South Korea	53,632	2,572,958

	Software 4.7%
a	Check Point Software Technologies Ltd.	Israel	130,472	8,745,538
	Microsoft Corp.	United States	487,458	20,326,999
	Symantec Corp.	United States	364,800	8,353,920

				37,426,457

MGD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Specialty Retail 0.8%
	Kingfisher PLC	United Kingdom	973,910	$5,982,932

	Technology Hardware, Storage & Peripherals 3.1%
	Apple Inc.	United States	203,847	18,943,502
	Hewlett-Packard Co.	United States	172,177	5,798,921

				24,742,423

	Tobacco 4.9%
	Altria Group Inc.	United States	176,234	7,391,254
	British American Tobacco PLC	United Kingdom	220,778	13,139,722
	Lorillard Inc.	United States	197,019	12,012,248
	Philip Morris International Inc.	United States	75,124	6,333,704

				38,876,928

	Wireless Telecommunication Services 1.5%
	Vodafone Group PLC	United Kingdom	3,618,505	12,074,373

	Total Common Stocks and Other Equity Interests (Cost $504,114,894)			717,789,069

	Preferred Stocks 0.7%
	Automobiles 0.1%
	Volkswagen AG, pfd.	Germany	4,196	1,102,123

	Diversified Financial Services 0.6%
a,b	Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000	4,388,309

	Total Preferred Stocks (Cost $6,518,663)			5,490,432

			Principal Amount*
	Corporate Notes and Senior Floating Rate Interests 2.9%
e	American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	3,487,000	3,628,659
h,i	Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	147,630	149,737
	Clear Channel Communications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	5,546,880
	[h,i]Tranche B Term Loan, 3.80%, 1/29/16	United States	102,224	101,616
	[h,i]Tranche C Term Loan, 3.80%, 1/29/16	United States	15,975	15,831
	[h,i]Tranche D Term Loan, 6.90%, 1/30/19	United States	6,889,154	6,872,792
	[h,i]Tranche E Term Loan, 7.65%, 7/30/19	United States	2,213,881	2,223,259
h,i	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	726,660	735,030
e	NGPL PipeCo LLC,
	secured note, 144A, 7.119%, 12/15/17	United States	1,086,000	1,107,720
	senior secured note, 144A, 9.625%, 6/01/19	United States	2,369,000	2,605,900

	Total Corporate Notes and Senior Floating Rate Interests (Cost $21,226,808)			22,987,424

Semiannual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.3%
b,j	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	$—
h,i	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.651%, 10/10/17	United States	5,912,264	4,907,179
e,j	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	5,895,000	5,408,662

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $10,574,327)			10,315,841

			Shares
	Companies in Liquidation 1.0%
a	Adelphia Recovery Trust	United States	5,379,562	53,796
a,f	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	4,641
a,f,g	Century Communications Corp., Contingent Distribution	United States	1,074,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,k	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	7,958,702
a,f,g	NewPage Corp., Litigation Trust, Contingent Distribution	United States	4,854,000	—
a,f,g	Tribune Litigation Trust, Contingent Distribution	United States	56,883	—

	Total Companies in Liquidation (Cost $8,239,386)			8,017,139

			Principal Amount*
	Municipal Bonds (Cost $2,109,740) 0.2%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	2,261,000	1,991,805

	Total Investments before Short Term Investments (Cost $552,783,818)			766,591,710

	Short Term Investments 3.2%
	U.S. Government and Agency Securities 3.2%
l	FHLB, 7/01/13	United States	5,100,000	5,100,000
l,m	U.S. Treasury Bills, 8/21/14 - 12/26/14	United States	20,000,000	19,998,314

	Total U.S. Government and Agency Securities (Cost $25,096,930)			25,098,314

	Total Investments (Cost $577,880,748) 100.2%			791,690,024
	Securities Sold Short (0.5)%			(4,306,247)
	Other Assets, less Liabilities 0.3%			2,573,302

	Net Assets 100.0%			$789,957,079

MGD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares	Value
n	Securities Sold Short (Proceeds $4,275,367) (0.5)%
	Common Stocks (0.5)%
	Diversified Telecommunication Services (0.5)%
	AT&T Inc.	United States	121,783	$(4,306,247)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding restricted securities.

cAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSee Note 11 regarding holdings of 5% voting securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $19,123,800, representing 2.42% of net assets.

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $3,705,733, representing 0.47% of net assets.

hSee Note 1(f) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

jSee Note 7 regarding credit risk and defaulted securities.

kBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

lThe security is traded on a discount basis with no stated coupon rate.

mSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $6,794,004, representing 0.86% of net assets.

nSee Note 1(d) regarding securities sold short.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
CHF/USD	Short	2	282,175	9/15/14	$—	$(2,057)
EUR/USD	Short	244	41,778,900	9/15/14	—	(451,497)
GBP/USD	Short	189	20,193,469	9/15/14	—	(374,327)

Net unrealized appreciation (depreciation)						$(827,881)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Buy	6,525,313	$9,010,761	7/17/14	$868	$(74,921)
Euro	BOFA	Sell	8,428,476	11,461,049	7/17/14	44	(82,170)
Euro	BONY	Buy	2,470,160	3,418,616	7/17/14	538	(36,159)
Euro	BONY	Sell	105,362	143,506	7/17/14	—	(792)
Euro	BZWS	Buy	3,235,710	4,448,528	7/17/14	570	(17,649)
Euro	BZWS	Sell	123,581	167,816	7/17/14	—	(1,433)
Euro	HSBC	Buy	1,443,640	1,988,044	7/17/14	562	(11,477)
Euro	HSBC	Sell	760,149	1,037,538	7/17/14	138	(3,659)
Euro	SCBT	Buy	1,917,958	2,641,247	7/17/14	625	(15,141)
Euro	SCBT	Sell	7,092,890	9,646,706	7/17/14	—	(67,325)
Euro	SSBT	Buy	850,468	1,173,524	7/17/14	502	(9,271)
Euro	SSBT	Sell	80,886	110,739	7/17/14	—	(38)
British Pound	BOFA	Buy	83,408	138,653	7/21/14	4,050	—
British Pound	BOFA	Sell	3,319,230	5,420,296	7/21/14	—	(258,568)
British Pound	BONY	Buy	448,427	745,873	7/21/14	21,340	—
British Pound	BZWS	Buy	67,815	112,614	7/21/14	3,411	—
British Pound	BZWS	Sell	6,997,908	11,526,947	7/21/14	—	(445,760)
British Pound	HSBC	Buy	255,992	425,526	7/21/14	12,450	—
British Pound	HSBC	Sell	1,189,530	1,952,018	7/21/14	—	(83,146)
British Pound	SCBT	Buy	717,483	1,193,619	7/21/14	33,921	—
British Pound	SSBT	Buy	918,284	1,527,189	7/21/14	43,902	—
South Korean Won	BOFA	Buy	310,084,649	295,649	8/12/14	10,246	—
South Korean Won	BOFA	Sell	1,325,019,344	1,237,197	8/12/14	—	(69,917)
South Korean Won	FBCO	Buy	218,156,256	202,447	8/12/14	12,761	—
South Korean Won	FBCO	Sell	2,738,683,324	2,549,662	8/12/14	—	(152,013)
South Korean Won	HSBC	Buy	206,890,725	192,200	8/12/14	11,895	—
South Korean Won	HSBC	Sell	2,657,359,260	2,483,025	8/12/14	—	(138,425)
Swiss Franc	BOFA	Buy	44,504	49,940	8/12/14	261	—
Swiss Franc	BOFA	Sell	847,989	962,393	8/12/14	7,422	(1,568)
Swiss Franc	BZWS	Sell	452,860	514,072	8/12/14	4,339	(1,096)
Swiss Franc	DBAB	Buy	50,700	56,683	8/12/14	507	—
Swiss Franc	DBAB	Sell	44,100	49,162	8/12/14	—	(583)
Swiss Franc	FBCO	Buy	27,667	30,983	8/12/14	225	—
Swiss Franc	HSBC	Buy	9,600	10,825	8/12/14	4	—
Swiss Franc	SSBT	Buy	46,696	52,309	8/12/14	364	—
Swiss Franc	SSBT	Sell	596,400	672,263	8/12/14	1,969	(2,450)
British Pound	BOFA	Buy	750,236	1,275,027	8/19/14	8,317	(69)
British Pound	BOFA	Sell	2,431,447	4,082,000	8/19/14	—	(76,981)
British Pound	BZWS	Buy	285,713	485,046	8/19/14	3,666	—
British Pound	BZWS	Sell	3,403,001	5,699,484	8/19/14	—	(121,337)
British Pound	DBAB	Buy	220,657	376,458	8/19/14	975	—
British Pound	FBCO	Buy	834,172	1,418,638	8/19/14	8,258	(48)
British Pound	HSBC	Buy	161,462	271,031	8/19/14	5,149	—

MGD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	HSBC	Sell	3,058,343	$5,130,103	8/19/14	$—	$(101,181)
British Pound	SCBT	Buy	46,855	78,776	8/19/14	1,369	—
British Pound	SSBT	Buy	734,860	1,244,805	8/19/14	12,171	—
British Pound	SSBT	Sell	36,516	61,528	8/19/14	—	(932)
Euro	BOFA	Buy	1,591,235	2,174,345	8/29/14	9,463	(4,231)
Euro	BOFA	Sell	5,576,275	7,629,068	8/29/14	—	(8,972)
Euro	BONY	Buy	944,124	1,303,618	8/29/14	—	(10,414)
Euro	BZWS	Buy	1,012,197	1,398,032	8/29/14	13	(11,600)
Euro	BZWS	Sell	5,576,328	7,623,621	8/29/14	—	(14,493)
Euro	HSBC	Buy	1,164,010	1,597,241	8/29/14	332	(3,184)
Euro	SCBT	Buy	1,256,570	1,727,336	8/29/14	694	(6,857)
Euro	SSBT	Buy	472,730	654,958	8/29/14	16	(7,457)
Canadian Dollar	BOFA	Sell	63,530	57,229	9/18/14	—	(2,224)
Canadian Dollar	BONY	Buy	84,783	77,870	9/18/14	1,471	—
Canadian Dollar	BONY	Sell	29,982	28,053	9/18/14	—	(4)
Canadian Dollar	BZWS	Buy	16,526	15,215	9/18/14	250	—
Canadian Dollar	BZWS	Sell	8,514,917	7,655,234	9/18/14	—	(313,170)
Canadian Dollar	HSBC	Buy	42,609	39,132	9/18/14	742	—
Canadian Dollar	SCBT	Sell	239,182	219,359	9/18/14	—	(4,472)
Canadian Dollar	SSBT	Buy	42,609	39,133	9/18/14	741	—
British Pound	BOFA	Sell	3,854,240	6,466,644	10/22/14	—	(121,847)
British Pound	DBAB	Buy	275,120	460,979	10/22/14	9,315	—
British Pound	HSBC	Buy	28,817	49,070	10/22/14	190	—
British Pound	SSBT	Sell	4,506,805	7,559,187	10/22/14	—	(144,808)
Euro	BOFA	Sell	5,932,560	8,138,327	11/17/14	11,335	(1,982)
Euro	BZWS	Sell	7,494,892	10,284,229	11/17/14	15,706	(1,205)
Euro	HSBC	Sell	1,035,802	1,420,044	11/17/14	1,639	(883)
Euro	SCBT	Sell	160,000	217,947	11/17/14	—	(1,290)
Euro	SSBT	Sell	67,534	92,095	11/17/14	—	(442)
British Pound	BOFA	Sell	2,983,987	5,016,082	11/21/14	—	(82,990)
British Pound	SSBT	Sell	2,645,137	4,446,475	11/21/14	—	(73,567)

Unrealized appreciation (depreciation)						264,726	(2,590,201)

Net unrealized appreciation (depreciation)							$(2,325,475)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page MGD-35.

Semiannual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$569,880,748
Cost - Non-controlled affiliated issuers (Note 11)	8,000,000

Total cost of investments	$577,880,748

Value - Unaffiliated issuers	$787,580,077
Value - Non-controlled affiliated issuers (Note 11)	4,109,947

Total value of investments	791,690,024
Cash	347,483
Foreign currency, at value (cost $697,311)	699,399
Receivables:
Investment securities sold	1,408,082
Capital shares sold	278,506
Dividends and interest	2,134,413
Due from brokers	4,413,564
Unrealized appreciation on forward exchange contracts	264,726
Other assets	158,978

Total assets	801,395,175

Liabilities:
Payables:
Capital shares redeemed	3,132,303
Management fees	609,569
Distribution fees	338,757
Variation margin	250,125
Securities sold short, at value (proceeds $4,275,367)	4,306,247
Unrealized depreciation on forward exchange contracts	2,590,201
Accrued expenses and other liabilities	210,894

Total liabilities	11,438,096

Net assets, at value	$789,957,079

Net assets consist of:
Paid-in capital	$483,196,611
Undistributed net investment income	32,001,349
Net unrealized appreciation (depreciation)	210,647,733
Accumulated net realized gain (loss)	64,111,386

Net assets, at value	$789,957,079

MGD-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Mutual Global Discovery VIP Fund

Class 1:
Net assets, at value	$1,904,506

Shares outstanding	76,083

Net asset value and maximum offering price per share	$25.03

Class 2:
Net assets, at value	$719,616,869

Shares outstanding	29,378,209

Net asset value and maximum offering price per share	$24.49

Class 4:
Net assets, at value	$68,435,704

Shares outstanding	2,764,511

Net asset value and maximum offering price per share	$24.76

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends	$20,157,380
Interest	1,533,206
Income from securities loaned	5,057

Total investment income	21,695,643

Expenses:
Management fees (Note 3a)	3,202,234
Administrative fees (Note 3b)	337,573
Distribution fees: (Note 3c)
Class 2	856,042
Class 4	120,919
Custodian fees (Note 4)	16,152
Reports to shareholders	69,386
Professional fees	50,812
Trustees’ fees and expenses	1,492
Dividends on securities sold short	50,286
Other	14,997

Total expenses	4,719,893
Expense reductions (Note 4)	(31)

Net expenses	4,719,862

Net investment income	16,975,781

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	17,446,502
Foreign currency transactions	(3,684,920)
Futures contracts	94,687
Securities sold short	49,526

Net realized gain (loss)	13,905,795

Net change in unrealized appreciation (depreciation) on:
Investments	21,328,311
Translation of other assets and liabilities denominated in foreign currencies	1,472,594

Net change in unrealized appreciation (depreciation)	22,800,905

Net realized and unrealized gain (loss)	36,706,700

Net increase (decrease) in net assets resulting from operations	$53,682,481

MGD-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$16,975,781	$14,042,917
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	13,905,795	51,438,971
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	22,800,905	116,840,987

Net increase (decrease) in net assets resulting from operations	53,682,481	182,322,875

Distributions to shareholders from:
Net investment income:
Class 1	—	(52,604)
Class 2	—	(14,417,027)
Class 4	—	(1,382,402)
Net realized gains:
Class 1	—	(195,304)
Class 2	—	(59,917,989)
Class 4	—	(5,990,316)

Total distributions to shareholders	—	(81,955,642)

Capital share transactions: (Note 2)
Class 1	(695,319)	1,149,200
Class 2	(13,861,052)	(67,039,527)
Class 4	(6,767,889)	(825,524)

Total capital share transactions	(21,324,260)	(66,715,851)

Net increase (decrease) in net assets	32,358,221	33,651,382
Net assets:
Beginning of period	757,598,858	723,947,476

End of period	$789,957,079	$757,598,858

Undistributed net investment income included in net assets:
End of period	$32,001,349	$15,025,568

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 64.81% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Mutual Global Discovery Securities Fund was renamed the Franklin Mutual Global Discovery VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a

MGD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations

Semiannual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had OTC derivatives in a net liability position of $2,156,389 and the aggregate value of collateral pledged for such contracts was $1,527,548.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date

MGD-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis).

Semiannual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	6,835	$162,044	44,760	$1,035,207

Shares issued in reinvestment of distributions	—	—	11,601	247,908

Shares redeemed	(36,487)	(857,363)	(5,936)	(133,915)

Net increase (decrease)	(29,652)	$(695,319)	50,425	$1,149,200

Class 2 Shares:

Shares sold	2,119,975	$49,569,013	4,182,129	$92,856,510

Shares issued in reinvestment of distributions	—	—	3,546,518	74,335,016

Shares redeemed	(2,719,401)	(63,430,065)	(10,488,139)	(234,231,053)

Net increase (decrease)	(599,426)	$(13,861,052)	(2,759,492)	$(67,039,527)

Class 4 Shares:

Shares sold	38,965	$905,748	372,331	$8,412,949

Shares issued on reinvestment of distributions	—	—	347,770	7,372,718

Shares redeemed	(320,453)	(7,673,637)	(733,968)	(16,611,191)

Net increase (decrease)	(281,488)	$(6,767,889)	(13,867)	$(825,524)

MGD-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Semiannual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions With Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$578,318,568

Unrealized appreciation	$233,935,780

Unrealized depreciation	(20,564,324)

Net unrealized appreciation (depreciation)	$213,371,456

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2014, aggregated $86,605,841 and $93,293,552, respectively.

Transactions in options written during the period ended June 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	—	$—

Options written	40	19,962

Options expired	—	—

Options exercised	(40)	(19,962)

Options closed	—	—

Options outstanding at June 30, 2014	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities

MGD-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $5,408,662, representing 0.68% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
800,000	The Bankshares Inc.	3/22/07	$8,000,000	$4,109,947
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	595	—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	4,388,309
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	67,627
4,052,916	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	3,247,714	3,739,950
2,140	Olympus Re Holdings Ltd.	12/19/01	200,477	—

	Total Restricted Securities (Value is 1.56% of Net Assets)		$17,160,415	$12,305,833

10. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$264,726	Unrealized depreciation on forward exchange contracts / Net assets consist of - net unrealized appreciation (depreciation)	$3,418,082[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

Semiannual Report	MGD-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

10. Other Derivative Information (continued)

For the period June 30, 2014 ended, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(3,635,941)	$1,486,188

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.45% of average month end net assets. The average month end number of open derivative contracts for the period was 218.

See Notes 1(c) and 6 regarding derivative financial instruments and investments transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (Value is 0.52% of Net Assets)	800,000	—	—	800,000	$4,109,947	$—	$—

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

13. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Auto Components	$3,680,544	$—	$3,807,577		$7,488,121
Banks	83,636,997	6,372,859	4,109,947		94,119,803
Diversified Financial Services	10,622,783	—	4,388,309		15,011,092
Paper & Forest Products	—	1,611,528	—		1,611,528
Real Estate Management & Development	—	—	3,705,733		3,705,733
All Other Equity Investments[b]	601,343,224	—	—	[c]	601,343,224
Corporate Notes and Senior Floating Rate Interests	—	22,987,424	—		22,987,424
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	10,315,841	—	[c]	10,315,841
Companies in Liquidation	53,796	7,963,343	—	[c]	8,017,139
Municipal Bonds	—	1,991,805	—		1,991,805
Short Term Investments	19,998,314	5,100,000	—		25,098,314

Total Investments in Securities	$719,335,658	$56,342,800	$16,011,566		$791,690,024

Other Financial Instruments
Forward Exchange Contracts	$—	$264,726	$—		$264,726

Liabilities:
Other Financial Instruments
Securities Sold Short	$4,306,247	$—	$—		$4,306,247
Futures Contracts	827,881	—	—		827,881
Forward Exchange Contracts	—	2,590,201	—		2,590,201

Total Other Financial Instruments	$5,134,128	$2,590,201	$—		$7,724,329

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2014.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

13. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2014, the reconciliation of assets is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfers Into (Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$2,375,839		$—	$—	$—	$—	$—	$1,431,738	$3,807,577		$1,431,738
Banks	3,815,192		—	—	—	—	—	294,755	4,109,947		294,755
Diversified Financial Services	4,131,361		—	—	—	—	—	256,948	4,388,309		256,948
Insurance	410,692	[c]	—	(391,596)	—	—	(184,109)	165,013	—	[c]	—
Real Estate Management & Development	2,518,473		—	—	—	—	—	1,187,260	3,705,733		1,187,260

Total	$13,251,557		$—	$(391,596)	$—	$—	$(184,109)	$3,335,714	$16,011,566		$3,170,701

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

bIncludes common and preferred stocks as well as other equity investments.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2014, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities

Equity Investments:[b]

Auto Components	$3,739,950	Market comparables	Discount for lack of marketability EV / EBITDA multiple	10% 4.1x	Decrease Increase	[c] [d]
Banks	4,109,947	Market comparables	Discount for lack of marketability	5%	Decrease	[c]
Diversified Financial Services	4,388,309	Discounted cash flow model	Cost of equity Long-term revenue growth rate Adjusted EBITDA margin	17% 6.2% - 26.6% 11.2% - 21.6%	Decrease Increase Increase	[d] [c]
Real Estate Management & Development	3,705,733	Market comparables	Discount for lack of marketability	8%	Decrease	[c]
All Other Investments[e]	67,627
Total	$16,011,566

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and convertible preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	GBP	British Pound	GO	General Obligation

DBAB	Deutsche Bank AG	USD	United States Dollar	IDR	International Depositary Receipt

FBCO	Credit Suisse Group AG

HSBC	HSBC Bank USA, N.A.

SCBT	Standard Chartered Bank

SSBT	State Street Bank and Trust Co.

Semiannual Report	MGD-35

Franklin Mutual Shares VIP Fund

(Formerly, Mutual Shares Securities Fund)

We are pleased to bring you Franklin Mutual Shares VIP Fund’s semiannual report for the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Mutual Shares VIP Fund – Class 2 delivered a total return of +8.04% for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Mutual Shares VIP Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index, delivered a +7.14% total return for the period under review.1

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

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geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

Manager’s Discussion

Many Fund holdings increased in value during the six-month period. Top contributors included Teva Pharmaceutical Industries, technology leader Apple and energy services firm Baker Hughes.

Shares of Israel-based Teva Pharmaceutical Industries rose notably in the first quarter of 2014, supported by positive developments related to the company’s most profitable drug, Copaxone, which is used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s patent appeal, which could lead to potential delays in generic competition for Copaxone. In addition, the U.S. Food and Drug Administration (FDA) had delays approving a generic for Copaxone while Teva has done a good job converting more patients to its new formulation of the drug. This should help the company retain a higher portion of revenues and cash flows from this highly profitable product. Also supporting the share price was the announcement of a new chief executive officer (CEO), who the market believed could successfully execute on

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Teva’s cost-cutting restructuring program. Despite Teva’s recent positive performance, at period-end, we still believed its shares had further upside potential. Our analysis suggested opportunities remained for margin expansion through restructuring efforts, especially in Teva’s generics division. We also believed that investors were not attaching appropriate value to its research and development investments.

In April, Apple reported quarterly results that beat consensus estimates, driven by its strong iPhone business. In addition, the company announced a trio of shareholder-friendly actions. Apple’s board of directors authorized an increase in the company’s share repurchase program to $90 billion from $60 billion while maintaining the December 2015 end date. The Board also approved an approximately 8% dividend increase and announced a 7-for-1 stock split that went into effect in early June.

Shares of Baker Hughes appreciated as U.S. oil shale drilling remained strong, natural gas prices jumped and customers’ international activity remained steady. In late January, management reiterated an upbeat message about progress in improving profitability in the company’s North American business. Baker Hughes reported better-than-expected quarterly results in April as margins benefited from improved efficiency and the resumption of activity in Iraq. At period-end, we believed the company could likely benefit further from internal restructuring actions and a renewed focus on capital allocation.

During the period under review, some of the Fund’s investments negatively affected performance. These included mobile telecommunications company Vodafone Group, automaker General Motors (GM) and diversified financial services firm Citigroup.

Top 10 Sectors/Industries
Based on Equity Securities
6/30/14
% of Total Net Assets
Oil, Gas & Consumable Fuels	8.8%
Insurance	7.8%
Media	7.6%
Pharmaceuticals	7.3%
Banks	7.1%
Tobacco	5.4%
Software	4.1%
Food & Staples Retailing	4.0%
Technology Hardware, Storage & Peripherals	3.4%
Health Care Equipment & Supplies	3.1%

Top 10 Equity Holdings
6/30/14
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	2.7%
Medtronic Inc. Health Care Equipment & Supplies, U.S.	2.6%
Apple Inc. Technology Hardware, Storage & Peripherals, U.S.	2.5%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.5%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	1.9%
Cigna Corp. Health Care Providers & Services, U.S.	1.9%
PNC Financial Services Group Inc. Banks, U.S.	1.8%
Royal Dutch Shell PLC, A Oil, Gas & Consumable Fuels, U.K.	1.8%
British American Tobacco PLC Tobacco, U.K.	1.7%
Twenty-First Century Fox Inc., B Media, U.S.	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

In May, U.K.-based Vodafone Group reported fiscal fourth-quarter results (the company has a March 31 fiscal year-end) as earnings fell short of expectations and capital spending increased significantly, following Vodafone’s strategic decision to significantly upgrade its network to offer a differentiated level of service. The company believed that consumers would be willing to pay a premium for network quality as data usage increases. We agreed with this position; however, in the near term, earnings were likely to be under pressure. With the possibility of a merger with AT&T on hold, we believed the primary near-term catalysts were potential market consolidation in Europe, disposals of non-core assets and the resolution of a tax dispute with India’s government, which could pave the way for an initial public offering of Vodafone’s India business.

GM issued an ongoing series of recalls for vehicles sold in North America due to potential problems with unexpected engine shutdowns. In February, the company reported quarterly results that fell short of consensus expectations, although the miss resulted largely from a one-time restructuring charge. The quarterly results reported in February and then in April showed continued improvement in Europe, and we believed the company

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has executed well on its European restructuring and ongoing launches of its pick-up trucks and sport utility vehicles. Additionally, we were encouraged by how GM’s new CEO, Mary Barra, has handled the recall-related concerns so far.

Citigroup announced disappointing fiscal fourth-quarter 2013 results in January reflecting weak revenue and higher expenses. Citigroup’s shares came under pressure again in March after it failed the Fed’s latest annual bank stress test, prohibiting Citigroup from repurchasing shares or increasing its dividend for 12 months. During the review period, political and economic events in emerging markets (EM) weighed on the stock price as Citigroup had more EM exposure than other U.S. banks, although exposure to particularly troubled areas such as Ukraine, Thailand and Turkey was relatively limited. Despite the company’s recent difficulties, we believed our investment thesis of modest top-line growth, positive operating leverage, the disposition of non-core assets and return of excess capital to shareholders remained intact.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL SHARES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,080.40	$5.00
Hypothetical (5% return before expenses)	$1,000	$1,019.98	$4.86

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.97%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN MUTUAL SHARES VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page MS-S1 in the Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.69%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.02%
Total annual Fund operating expenses	0.71%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

II.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page MS-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.69%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.02%
Total annual Fund operating expenses	0.96%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

III.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page MS-S1 in the Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.69%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.02%
Total annual Fund operating expenses	1.06%

MS-7

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

IV.  The following is added as the second to last paragraph in the “Fund Details – Management” section of each Class’ prospectus beginning on page MS-D8:

Effective May 1, 2014, the Fund’s investment management agreement was bundled with its fund administration agreement, including the fees payable to the Fund’s administrator thereunder, as approved by the board of trustees. The fee payable to the administrator under the Fund’s administration agreement, prior to May 1, 2014, was a monthly fee under the following fee schedule of the Fund’s average daily net assets:

•	0.150% up to and including $200 million;
•	0.135% over $200 million, up to and including $700 million;
•	0.100% over $700 million, up to and including $1.2 billion;
•	0.075% in excess of $1.2 billion.

As of such date, the Fund’s investment management fees became a monthly fee at the annual rate of the value of the Fund’s average daily net assets as set forth below:

•	0.750% up to and including $200 million;
•	0.735% over $200 million, up to and including $700 million;
•	0.700% over $700 million, up to and including $1.2 billion;
•	0.675% over $1.2 billion, up to and including $5 billion;
•	0.645% over $5 billion, up to and including $10 billion;
•	0.625% over $10 billion, up to and including $15 billion;
•	0.605% over $15 billion, up to and including $20 billion;
•	0.585% in excess of $20 billion.

Please keep this supplement with your prospectus for future reference.

MS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.92		$17.45		$15.57		$16.14		$14.75		$11.92

Income from investment operations[a]:

Net investment income[b]	0.46	[c]	0.42		0.35		0.38	[d]	0.40	[e]	0.23	[f]

Net realized and unrealized gains (losses)	1.33		4.52		1.92		(0.53)		1.27		2.89

Total from investment operations	1.79		4.94		2.27		(0.15)		1.67		3.12

Less distributions from net investment income	—		(0.47)		(0.39)		(0.42)		(0.28)		(0.29)

Net asset value, end of period	$23.71		$21.92		$17.45		$15.57		$16.14		$14.75

Total return[g]	8.17%		28.53%		14.61%		(0.79)%		11.47%		26.35%

Ratios to average net assets[h]

Expenses[i]	0.72%	[j]	0.71%	[j]	0.71%		0.73%	[j]	0.74%	[j]	0.78%	[j]

Expenses incurred in connection with securities sold short	0.01%		—%	[k]	—%	[k]	—%	[k]	0.02%		0.06%

Net investment income	4.19%	[c]	2.08%		2.06%		2.28%	[d]	2.66%	[e]	1.85%	[f]

Supplemental data

Net assets, end of period (000’s)	$644,295		$552,163		$449,343		$1,170,781		$1,301,520		$767,553

Portfolio turnover rate	11.56%		24.05%		34.07%	[l]	41.02%		32.05%		49.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.11%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

fNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%.

gTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.63		$17.23		$15.38		$15.95		$14.58		$11.78

Income from investment operations[a]:

Net investment income[b]	0.43	[c]	0.36		0.30		0.32	[d]	0.36	[e]	0.20	[f]

Net realized and unrealized gains (losses)	1.31		4.46		1.90		(0.51)		1.25		2.85

Total from investment operations	1.74		4.82		2.20		(0.19)		1.61		3.05

Less distributions from net investment income	—		(0.42)		(0.35)		(0.38)		(0.24)		(0.25)

Net asset value, end of period	$23.37		$21.63		$17.23		$15.38		$15.95		$14.58

Total return[g]	8.04%		28.26%		14.24%		(1.04)%		11.19%		26.05%

Ratios to average net assets[h]

Expenses[i]	0.97%[j]		0.96%	[j]	0.96%		0.98%	[j]	0.99%	[j]	1.03%	[j]

Expenses incurred in connection with securities sold short	0.01%		—%	[k]	—%	[k]	—%	[k]	0.02%		0.06%

Net investment income	3.94%	[c]	1.83%		1.81%		2.03%	[d]	2.41%	[e]	1.60%	[f]

Supplemental data

Net assets, end of period (000’s)	$4,587,477		$4,558,547		$4,069,803		$3,913,220		$4,188,821		$3,953,435

Portfolio turnover rate	11.56%		24.05%		34.07%	[l]	41.02%		32.05%		49.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.86%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

fNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%.

gTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MS-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.74		$17.31		$15.45		$16.03		$14.66		$11.88

Income from investment operations[a]:

Net investment income[b]	0.42	[c]	0.34		0.28		0.30	[d]	0.35	[e]	0.19	[f]

Net realized and unrealized gains (losses)	1.31		4.49		1.91		(0.51)		1.26		2.87

Total from investment operations	1.73		4.83		2.19		(0.21)		1.61		3.06

Less distributions from net investment income	—		(0.40)		(0.33)		(0.37)		(0.24)		(0.28)

Net asset value, end of period	$23.47		$21.74		$17.31		$15.45		$16.03		$14.66

Total return[g]	7.96%		28.05%		14.20%		(1.12)%		11.06%		25.94%

Ratios to average net assets[h]

Expenses[i]	1.07%	[j]	1.06%	[j]	1.06%		1.08%	[j]	1.09%	[j]	1.13%[j]

Expenses incurred in connection with securities sold short	0.01%		—%	[k]	—%	[k]	—%	[k]	0.02%		0.06%

Net investment income	3.84%	[c]	1.73%		1.71%		1.93%	[d]	2.31%	[e]	1.50%	[f]

Supplemental data

Net assets, end of period (000’s)	$183,991		$188,153		$165,015		$162,049		$167,274		$141,446

Portfolio turnover rate	11.56%		24.05%		34.07%	[l]	41.02%		32.05%		49.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.76%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

fNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%.

gTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Mutual Shares VIP Fund
		Country	Shares	Value
	Common Stocks and Other Equity Interests 85.8%
	Aerospace & Defense 1.5%
a	B/E Aerospace Inc.	United States	371,022	$34,315,825
	Huntington Ingalls Industries Inc.	United States	487,068	46,071,762

				80,387,587

	Auto Components 0.3%
a,b	International Automotive Components Group Brazil LLC	Brazil	1,730,515	275,965
a,b,c	International Automotive Components Group North America, LLC	United States	15,382,424	14,194,593

				14,470,558

	Automobiles 1.2%
	General Motors Co.	United States	1,769,500	64,232,850

	Banks 7.1%
	CIT Group Inc.	United States	717,853	32,848,953
	Citigroup Inc.	United States	1,063,709	50,100,694
	Columbia Banking System Inc.	United States	163,162	4,292,792
a,d	FCB Financial Holdings Inc., A, 144A	United States	493,723	8,393,291
	Guaranty Bancorp	United States	209,583	2,913,204
	JPMorgan Chase & Co.	United States	1,129,560	65,085,247
	KB Financial Group Inc.	South Korea	809,531	28,157,600
	PNC Financial Services Group Inc.	United States	1,099,079	97,872,985
	Societe Generale SA	France	214,711	11,248,346
	State Bank Financial Corp.	United States	352,200	5,955,702
	SunTrust Banks Inc.	United States	1,082,994	43,384,740
	Wells Fargo & Co.	United States	708,330	37,229,825

				387,483,379

	Beverages 1.5%
	Coca-Cola Enterprises Inc.	United States	522,207	24,951,050
	PepsiCo Inc.	United States	621,282	55,505,334

				80,456,384

	Capital Markets 1.1%
	Credit Suisse Group AG	Switzerland	1,629,282	46,590,282
	Morgan Stanley	United States	364,390	11,780,729

				58,371,011

	Chemicals 0.0%
a,e,f	Dow Corning Corp., Contingent Distribution	United States	100,000	—

	Communications Equipment 1.2%
	Cisco Systems Inc.	United States	2,600,090	64,612,237

	Consumer Finance 0.4%
a	Ally Financial Inc.	United States	1,050,600	25,119,846

	Containers & Packaging 0.9%
	MeadWestvaco Corp.	United States	1,125,526	49,815,781

	Diversified Consumer Services 0.2%
a	Cengage Learning Holdings II LP	United States	289,744	10,213,476

	Diversified Financial Services 0.6%
a	ING Groep NV, IDR	Netherlands	2,453,476	34,472,703

	Diversified Telecommunication Services 0.5%
a,e,f	Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
a	Koninklijke KPN NV	Netherlands	7,517,400	27,394,204

				27,394,204

MS-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Electric Utilities 0.4%
	Entergy Corp.	United States	257,180	$21,111,906

	Energy Equipment & Services 2.3%
	Baker Hughes Inc.	United States	808,658	60,204,588
	Ensco PLC, A	United States	364,874	20,276,048
	Transocean Ltd.	United States	1,011,287	45,538,254

				126,018,890

	Food & Staples Retailing 4.0%
	CVS Caremark Corp.	United States	539,003	40,624,656
	The Kroger Co.	United States	1,507,502	74,515,824
	Tesco PLC	United Kingdom	10,650,840	51,797,491
	Walgreen Co.	United States	698,015	51,743,852

				218,681,823

	Health Care Equipment & Supplies 3.1%
	Medtronic Inc.	United States	2,233,842	142,429,766
	Stryker Corp.	United States	298,778	25,192,961

				167,622,727

	Health Care Providers & Services 1.9%
	Cigna Corp.	United States	1,107,554	101,861,741

	Independent Power & Renewable Electricity Producers 0.9%
	NRG Energy Inc.	United States	1,388,884	51,666,485

	Insurance 7.8%
	ACE Ltd.	United States	762,875	79,110,138
a	Alleghany Corp.	United States	124,988	54,759,743
	The Allstate Corp.	United States	725,690	42,612,517
	American International Group Inc.	United States	1,647,106	89,899,045
	MetLife Inc.	United States	921,593	51,203,707
a,b	Olympus Re Holdings Ltd.	United States	16,280	—
	White Mountains Insurance Group Ltd.	United States	114,635	69,748,519
	Zurich Insurance Group AG	Switzerland	111,270	33,537,206

				420,870,875

	IT Services 1.4%
	Xerox Corp.	United States	6,041,544	75,156,807

	Machinery 1.5%
	Caterpillar Inc.	United States	337,816	36,710,465
	CNH Industrial NV (EUR Traded)	United Kingdom	1,444,736	14,838,702
	CNH Industrial NV, special voting (EUR Traded)	United Kingdom	1,844,814	18,947,853
	Federal Signal Corp.	United States	757,221	11,093,287

				81,590,307

	Marine 1.5%
	A.P. Moeller-Maersk AS, B	Denmark	32,450	80,636,295

	Media 7.6%
	CBS Corp., B	United States	958,571	59,565,602
	Comcast Corp., Special A	United States	278,448	14,849,632
a	DIRECTV	United States	641,479	54,532,130
	Reed Elsevier PLC	United Kingdom	4,610,810	74,166,173
	Time Warner Cable Inc.	United States	560,096	82,502,141

Semiannual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
a	Tribune Co., A	United States	205,018	$17,436,781
a	Tribune Co., B	United States	185,976	15,817,259
	Twenty-First Century Fox Inc., B	United States	2,702,579	92,509,279

				411,378,997

	Metals & Mining 2.7%
	Anglo American PLC	United Kingdom	1,378,690	33,736,766
	Freeport-McMoRan Copper & Gold Inc., B	United States	1,917,216	69,978,384
a	ThyssenKrupp AG	Germany	1,430,635	41,711,006

				145,426,156

	Multiline Retail 0.7%
	Kohl’s Corp.	United States	685,800	36,127,944

	Oil, Gas & Consumable Fuels 8.8%
	Apache Corp.	United States	904,610	91,021,858
	BG Group PLC	United Kingdom	1,980,660	41,857,924
	BP PLC	United Kingdom	5,114,242	45,061,429
	CONSOL Energy Inc.	United States	839,405	38,671,388
	Marathon Oil Corp.	United States	1,859,308	74,223,576
	Murphy Oil Corp.	United States	502,750	33,422,820
	Petroleo Brasileiro SA, ADR	Brazil	1,541,270	22,548,780
	Royal Dutch Shell PLC, A	United Kingdom	2,350,491	97,338,923
g	Talisman Energy Inc. (CAD Traded)	Canada	202,643	2,143,385
	Talisman Energy Inc. (USD Traded)	Canada	3,047,937	32,308,132

				478,598,215

	Paper & Forest Products 1.3%
	International Paper Co.	United States	1,398,676	70,591,178

	Personal Products 0.7%
	Avon Products Inc.	United States	2,664,426	38,927,264

	Pharmaceuticals 7.3%
	AstraZeneca PLC	United Kingdom	598,110	44,424,405
	AstraZeneca PLC, ADR	United Kingdom	246,630	18,327,075
	Eli Lilly & Co.	United States	779,532	48,463,504
a	Hospira Inc.	United States	835,339	42,911,364
	Merck & Co. Inc.	United States	2,362,728	136,683,815
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,990,576	104,345,994

				395,156,157

	Real Estate Investment Trusts (REITs) 0.3%
	Alexander’s Inc.	United States	40,126	14,825,353

	Real Estate Management & Development 0.3%
f	Canary Wharf Group PLC	United Kingdom	1,535,898	11,679,350
a	Forestar Group Inc.	United States	185,159	3,534,685

				15,214,035

	Semiconductors & Semiconductor Equipment 0.7%
	Samsung Electronics Co. Ltd.	South Korea	28,252	36,906,269

	Software 4.1%
	Microsoft Corp.	United States	3,479,007	145,074,592
	Symantec Corp.	United States	3,304,335	75,669,271

				220,743,863

MS-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Technology Hardware, Storage & Peripherals 3.4%
	Apple Inc.	United States	1,483,090	$137,823,554
	Hewlett-Packard Co.	United States	1,342,537	45,216,646

				183,040,200

	Tobacco 5.4%
	Altria Group Inc.	United States	1,312,068	55,028,132
	British American Tobacco PLC	United Kingdom	1,569,507	93,410,055
	Imperial Tobacco Group PLC	United Kingdom	1,211,827	54,537,743
	Lorillard Inc.	United States	1,057,573	64,480,226
	Philip Morris International Inc.	United States	315,520	26,601,491

				294,057,647

	Wireless Telecommunication Services 1.2%
	Vodafone Group PLC	United Kingdom	19,137,764	63,859,660

	Total Common Stocks and Other Equity Interests (Cost $3,238,699,126)			4,647,100,810

	Preferred Stocks (Cost $38,376,811) 0.7%
	Automobiles 0.7%
	Volkswagen AG, pfd.	Germany	147,089	38,634,470

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 4.8%
d	American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	27,778,000	28,906,481
	Avaya Inc.,
	[d] senior note, 144A, 10.50%, 3/01/21	United States	14,061,000	13,041,578
	[d] senior secured note, 144A, 7.00%, 4/01/19	United States	12,923,000	12,987,615
	[h,i] Tranche B-3 Term Loan, 4.727%, 10/26/17	United States	19,579,590	19,219,462
	[h,i] 1.Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	4,775,102	4,787,875
h,i	Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan,
	B5, first lien, 4.402%, 1/28/18	United States	3,440,000	3,183,913
	B6, first lien, 5.402%, 1/28/18	United States	16,401,000	15,340,528
h,i	Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	1,834,403	1,860,581
	Clear Channel Communications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	28,300,430
	[h,i] Tranche B Term Loan, 3.80%, 1/29/16	United States	537,126	533,935
	[h,i] Tranche C Term Loan, 3.80%, 1/29/16	United States	61,187	60,636
	[h,i] Tranche D Term Loan, 6.90%, 1/30/19	United States	34,746,619	34,664,096
	[h,i] Tranche E Term Loan, 7.65%, 7/30/19	United States	11,168,253	11,215,562
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	3,679,000	4,538,966
	senior note, 11.75%, 8/15/21	United States	15,674,000	18,652,060
d,j	First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	10,091,571	10,898,897
h,i	Harrah’s Operating Co. Inc., Senior Tranche Term Loan, first lien, 9.75%, 3/01/17	United States	1,817,000	1,795,992
h,i	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	26,324,459	26,627,664
	NGPL PipeCo LLC,
	[d] secured note, 144A, 7.119%, 12/15/17	United States	9,756,000	9,951,120
	[d] senior secured note, 144A, 9.625%, 6/01/19	United States	14,481,000	15,929,100

Semiannual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
	[h,i] Term Loan B, 6.75%, 9/15/17	United States	826,939		$824,613

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $243,924,713)				263,321,104

	Corporate Notes and Senior Floating Rate Interests in Reorganization 2.1%
b,k	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754		—
h,i	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.651%, 10/10/17	United States	90,618,405		75,213,276
d,k	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	39,308,000		36,065,090

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $116,326,796)				111,278,366

			Shares
	Companies in Liquidation 1.2%
a	Adelphia Recovery Trust	United States	29,283,354		292,834
a,e	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453		23,465
a,b,c,l	CB FIM Coinvestors LLC	United States	6,400,507		—
a,e,f	Century Communications Corp., Contingent Distribution	United States	5,487,000		—
a,b	FIM Coinvestor Holdings I, LLC	United States	8,006,950		—
a,m	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799		66,086,974
a,e,f	Tribune Litigation Trust, Contingent Distribution	United States	393,761		—
a,e,f	Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000		—

			Principal Amount*
f,k	Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	—
f,k	PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	12,200,000		—

	Total Companies in Liquidation (Cost $66,366,158)				66,403,273

	Municipal Bonds (Cost $14,653,163) 0.3%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	15,709,000		13,838,686

	Total Investments before Short Term Investments (Cost $3,718,346,767)				5,140,576,709

	Short Term Investments 4.9%
	U.S. Government and Agency Securities 4.9%
n	FHLB, 7/01/14	United States	12,500,000		12,500,000
n,o	U.S. Treasury Bills, 7/17/14 - 12/26/14	United States	254,100,000		254,074,467

	Total U.S. Government and Agency Securities (Cost $266,560,610)				266,574,467

	Total Investments before Money Market Funds (Cost $3,984,907,377)				5,407,151,176

MS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
p	Investments from Cash Collateral Received for Loaned Securities (Cost $546,198) 0.0%†
	Money Market Funds 0.0%†
q	BNY Mellon Overnight Government Fund, 0.082%	United States	546,198	$546,198

	Total Investments (Cost $3,985,453,575) 99.8%			5,407,697,374
	Securities Sold Short (0.5)%			(29,487,482)
	Other Assets, less Liabilities 0.7%			37,552,219

	Net Assets 100.0%			$5,415,762,111

r	Securities Sold Short (Proceeds $29,277,284) (0.5)%
	Common Stocks (0.5)%
	Diversified Telecommunication Services (0.5)%
	AT&T Inc.	United States	833,922	$(29,487,482)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $136,173,172, representing 2.51% of net assets.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $11,679,350, representing 0.22% of net assets.

gA portion or all of the security is on loan at June 30, 2014. See Note 1(e).

hSee Note 1(f) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

jIncome may be received in additional securities and/or cash.

kSee Note 7 regarding credit risk and defaulted securities.

lSee Note 10 regarding holdings of 5% voting securities.

mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $43,260,625, representing 0.80% of net assets.

pSee Note 1(e) regarding securities on loan.

qThe rate shown is the annualized seven-day yield at period end.

rSee Note 1(d) regarding securities sold short.

Semiannual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
CHF/USD	Short	18	$2,539,575	9/15/14	$—	$(19,839)
EUR/USD	Short	491	84,071,475	9/15/14	—	(908,724)
GBP/USD	Short	1,030	110,049,063	9/15/14	—	(2,039,401)

Net unrealized appreciation (depreciation)						$(2,967,964)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Buy	24,293,214	$33,498,897	7/17/14	$1,390	$(229,641)
Euro	BOFA	Sell	25,795,816	35,080,373	7/17/14	146	(248,299)
Euro	BZWS	Buy	17,805,254	24,580,550	7/17/14	671	(196,128)
Euro	BZWS	Sell	329,993	448,113	7/17/14	—	(3,828)
Euro	BONY	Buy	296,301	405,280	7/17/14	634	(116)
Euro	HSBC	Buy	3,664,789	5,033,436	7/17/14	368	(14,712)
Euro	HSBC	Sell	3,671,658	4,998,612	7/17/14	464	(30,353)
Euro	SCBT	Buy	2,800,912	3,866,494	7/17/14	736	(31,255)
Euro	SCBT	Sell	20,545,611	27,942,031	7/17/14	—	(196,104)
Euro	SSBT	Buy	1,753,952	2,420,744	7/17/14	591	(19,219)
Euro	SSBT	Sell	271,344	371,489	7/17/14	—	(129)
British Pound	BOFA	Buy	1,050,215	1,745,882	7/21/14	50,928	—
British Pound	BOFA	Sell	18,318,525	29,886,674	7/21/14	—	(1,454,454)
British Pound	BZWS	Buy	1,277,326	2,121,131	7/21/14	64,243	—
British Pound	BZWS	Sell	41,328,694	68,092,989	7/21/14	—	(2,616,192)
British Pound	FBCO	Buy	183,618	307,245	7/21/14	6,906	—
British Pound	HSBC	Buy	1,703,102	2,832,880	7/21/14	80,954	—
British Pound	HSBC	Sell	5,171,604	8,486,603	7/21/14	—	(361,485)
British Pound	SSBT	Buy	1,798,084	2,989,863	7/21/14	86,475	—
South Korean Won	BOFA	Buy	7,094,380,532	6,810,277	8/12/14	188,235	—
South Korean Won	BOFA	Sell	16,483,765,392	15,375,614	8/12/14	—	(885,402)
South Korean Won	FBCO	Buy	2,719,133,817	2,600,728	8/12/14	81,661	—
South Korean Won	FBCO	Sell	32,361,290,513	30,138,394	8/12/14	—	(1,785,591)
South Korean Won	HSBC	Buy	4,374,620,932	4,179,047	8/12/14	136,459	—
South Korean Won	HSBC	Sell	31,079,325,326	28,969,601	8/12/14	—	(1,689,742)
Swiss Franc	BOFA	Sell	5,420,377	6,115,341	8/12/14	50,120	(9,009)
Swiss Franc	BZWS	Sell	2,795,770	3,179,349	8/12/14	30,133	(4,436)
Swiss Franc	BONY	Sell	103,406	117,031	8/12/14	388	—
Swiss Franc	FBCO	Buy	450,000	503,253	8/12/14	4,351	—
Swiss Franc	DBAB	Buy	496,400	555,750	8/12/14	4,193	—
Swiss Franc	HSBC	Sell	71,818	81,947	8/12/14	935	—
Swiss Franc	SSBT	Buy	175,230	196,088	8/12/14	1,573	—
Swiss Franc	SSBT	Sell	2,836,400	3,207,835	8/12/14	13,746	(5,394)
British Pound	BOFA	Buy	6,616,425	11,190,205	8/19/14	127,451	(286)
British Pound	BOFA	Sell	17,123,596	28,709,472	8/19/14	—	(580,375)
British Pound	BZWS	Buy	4,700,602	7,926,962	8/19/14	113,399	—
British Pound	BZWS	Sell	29,137,504	48,778,891	8/19/14	—	(1,060,700)
British Pound	FBCO	Buy	2,234,682	3,810,479	8/19/14	12,135	(199)
British Pound	DBAB	Buy	3,259,956	5,541,372	8/19/14	34,770	—
British Pound	HSBC	Buy	1,421,799	2,386,708	8/19/14	45,274	—
British Pound	HSBC	Sell	23,317,794	39,049,496	8/19/14	—	(835,503)
British Pound	SCBT	Buy	420,327	706,685	8/19/14	12,282	—
British Pound	SSBT	Buy	3,732,384	6,300,637	8/19/14	83,592	—
British Pound	SSBT	Sell	212,187	357,527	8/19/14	—	(5,418)

MS-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Buy	7,689,652	$10,503,918	8/29/14	$44,348	$(15,450)
Euro	BOFA	Sell	14,170,121	19,386,568	8/29/14	—	(22,800)
Euro	BZWS	Buy	6,398,135	8,751,462	8/29/14	21,608	(9,296)
Euro	BZWS	Sell	14,170,257	19,372,725	8/29/14	—	(36,828)
Euro	BONY	Buy	1,822,736	2,494,589	8/29/14	3,033	(950)
Euro	HSBC	Buy	4,535,135	6,193,355	8/29/14	19,540	(943)
Euro	SCBT	Buy	1,818,018	2,486,905	8/29/14	3,497	(192)
Euro	SSBT	Buy	4,442,719	6,096,787	8/29/14	3,684	(15,106)
Euro	BOFA	Buy	4,006,052	5,433,361	10/16/14	55,057	—
Euro	BZWS	Buy	4,081,483	5,552,648	10/16/14	39,111	—
Euro	DBAB	Buy	1,398,466	1,903,954	10/16/14	11,988	—
Euro	HSBC	Buy	3,336,676	4,539,122	10/16/14	32,228	—
Euro	SCBT	Sell	14,900,000	20,324,643	10/16/14	—	(88,824)
Euro	SSBT	Buy	1,193,430	1,626,702	10/16/14	8,335	—
British Pound	BOFA	Sell	24,093,987	40,424,891	10/22/14	—	(761,703)
British Pound	HSBC	Buy	437,133	744,363	10/22/14	2,878	—
British Pound	SSBT	Buy	119,309	202,728	10/22/14	1,220	—
British Pound	SSBT	Sell	28,173,363	47,254,697	10/22/14	—	(905,239)
Euro	BOFA	Sell	28,623,774	39,233,003	11/17/14	47,860	(36,019)
Euro	BZWS	Sell	34,758,953	47,673,691	11/17/14	66,315	(20,392)
Euro	DBAB	Sell	1,696,915	2,317,392	11/17/14	—	(7,772)
Euro	HSBC	Sell	7,325,122	10,011,929	11/17/14	6,921	(32,096)
Euro	SCBT	Sell	370,000	504,003	11/17/14	—	(2,982)
Euro	SSBT	Sell	64,103	87,417	11/17/14	—	(419)
British Pound	BOFA	Sell	16,031,607	26,949,131	11/21/14	—	(445,870)
British Pound	SSBT	Sell	14,211,118	23,888,889	11/21/14	—	(395,239)

Unrealized appreciation (depreciation)						1,602,826	(15,062,090)

Net unrealized appreciation (depreciation)							$(13,459,264)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page MS-34.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,985,453,575

Value - Unaffiliated issuers (includes securities loaned in the amount of $520,470)	$5,407,697,374
Cash	1,039,814
Foreign currency, at value (cost $7,079,447)	7,099,780
Receivables:
Investment securities sold	15,045,070
Capital shares sold	3,681,836
Dividends and interest	12,826,651
Due from brokers	30,120,744
Unrealized appreciation on forward exchange contracts	1,602,826
Other assets	2,366

Total assets	5,479,116,461

Liabilities:
Payables:
Capital shares redeemed	11,347,544
Management fees	3,046,384
Distribution fees	2,018,770
Variation margin	854,539
Securities sold short, at value (proceeds $29,277,284)	29,487,482
Payable upon return of securities loaned	546,198
Unrealized depreciation on forward exchange contracts	15,062,090
Accrued expenses and other liabilities	991,343

Total liabilities	63,354,350

Net assets, at value	$5,415,762,111

Net assets consist of:
Paid-in capital	$3,594,818,545
Undistributed net investment income	194,669,467
Net unrealized appreciation (depreciation)	1,405,720,985
Accumulated net realized gain (loss)	220,553,114

Net assets, at value	$5,415,762,111

MS-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Mutual Shares VIP Fund

Class 1:
Net assets, at value	$644,294,501

Shares outstanding	27,169,570

Net asset value and maximum offering price per share	$23.71

Class 2:
Net assets, at value	$4,587,476,501

Shares outstanding	196,269,945

Net asset value and maximum offering price per share	$23.37

Class 4:
Net assets, at value	$183,991,109

Shares outstanding	7,838,291

Net asset value and maximum offering price per share	$23.47

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Mutual Shares VIP Fund
Investment income:
Dividends	$111,530,278
Interest	16,663,268
Income from securities loaned	13,790

Total investment income	128,207,336

Expenses:
Management fees (Note 3a)	16,411,148
Administrative fees (Note 3b)	1,475,520
Distribution fees: (Note 3c)
Class 2	5,574,088
Class 4	322,295
Custodian fees (Note 4)	72,696
Reports to shareholders	395,433
Professional fees	78,364
Trustees’ fees and expenses	9,852
Dividends on securities sold short	255,185
Other	44,047

Total expenses	24,638,628
Expense reductions (Note 4)	(103)

Net expenses	24,638,525

Net investment income	103,568,811

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	225,067,178
Foreign currency transactions	(26,682,349)
Futures contracts	(1,296,510)
Securities sold short	226,144

Net realized gain (loss)	197,314,463

Net change in unrealized appreciation (depreciation) on:
Investments	98,646,945
Translation of other assets and liabilities denominated in foreign currencies	11,798,892

Net change in unrealized appreciation (depreciation)	110,445,837

Net realized and unrealized gain (loss)	307,760,300

Net increase (decrease) in net assets resulting from operations	$411,329,111

MS-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$103,568,811	$93,933,333
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	197,314,463	369,009,836
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	110,445,837	786,825,157

Net increase (decrease) in net assets resulting from operations	411,329,111	1,249,768,326

Distributions to shareholders from:
Net investment income:
Class 1	—	(11,380,461)
Class 2	—	(90,294,700)
Class 4	—	(3,535,676)

Total distributions to shareholders	—	(105,210,837)

Capital share transactions: (Note 2)
Class 1	44,486,222	(9,960,888)
Class 2	(320,351,870)	(502,396,967)
Class 4	(18,564,034)	(17,497,568)

Total capital share transactions	(294,429,682)	(529,855,423)

Net increase (decrease) in net assets	116,899,429	614,702,066
Net assets:
Beginning of period	5,298,862,682	4,684,160,616

End of period	$5,415,762,111	$5,298,862,682

Undistributed net investment income included in net assets:
End of period	$194,669,467	$91,100,656

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual Shares VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Mutual Shares Securities Fund was renamed the Franklin Mutual Shares VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable

MS-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Semiannual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had OTC derivatives in a net liability position of $12,358,485 and the aggregate value of collateral pledged for such contracts was $9,677,237.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

MS-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Semiannual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	2,656,114	$59,761,419	1,271,063	$25,943,160

Shares issued in reinvestment of distributions	—	—	565,348	11,380,461

Shares redeemed	(676,467)	(15,275,197)	(2,402,608)	(47,284,509)

Net increase (decrease)	1,979,647	$44,486,222	(566,197)	$(9,960,888)

Class 2 Shares:

Shares sold	1,841,049	$40,446,500	9,115,759	$176,951,746

Shares issued in reinvestment of distributions	—	—	4,541,987	90,294,700

Shares redeemed	(16,302,299)	(360,798,370)	(39,198,203)	(769,643,413)

Net increase (decrease)	(14,461,250)	$(320,351,870)	(25,540,457)	$(502,396,967)

Class 4 Shares:

Shares sold	112,314	$2,485,376	622,201	$12,228,440

Shares issued on reinvestment of distributions	—	—	176,961	3,535,676

Shares redeemed	(930,517)	(21,049,410)	(1,677,249)	(33,261,684)

Net increase (decrease)	(818,203)	$(18,564,034)	(878,087)	$(17,497,568)

MS-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Semiannual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

3. Transactions With Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At June 30, 2014, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 8.19% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$4,016,321,905

Unrealized appreciation	$1,510,093,857

Unrealized depreciation	(118,718,388)

Net unrealized appreciation (depreciation)	$1,391,375,469

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2014, aggregated $573,601,822 and $817,139,691, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

MS-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2014, the aggregate value of distressed company securities for which interest recognition has been discontinued was $36,065,090, representing 0.67% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	275,965
15,382,424	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	12,591,586	14,194,593
16,280	Olympus Re Holdings Ltd.	12/19/01	1,525,128	—

	Total Restricted Securities (Value is 0.27% of Net Assets)		$15,267,709	$14,470,558

9. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$1,602,826	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$18,030,054	[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(28,314,448)	$11,779,806

Semiannual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

9. Other Derivative Information (continued)

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.26% of average month end net assets. The average month end number of open derivative contracts for the period was 210.

See Note 1(c) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.00% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

MS-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:

Investments in Securities

Equity Investments:[a]

Auto Components	$—	$—	$14,470,558		$14,470,558

Banks	379,090,088	—	8,393,291		387,483,379

Machinery	62,642,454	18,947,853	—		81,590,307

Real Estate Management & Development	3,534,685	—	11,679,350		15,214,035

Other Equity Investments[b]	4,186,977,001	—	—	[c]	4,186,977,001

Corporate Bonds, Notes and Senior Floating Rate Interests	—	263,321,104	—		263,321,104

Corporate Notes and Senior Floating Rate Interests in Reorganization	—	111,278,366	—	[c]	111,278,366

Companies in Liquidation	292,834	66,110,439	—	[c]	66,403,273

Municipal Bonds	—	13,838,686	—		13,838,686

Short Term Investments	254,074,467	13,046,198	—		267,120,665

Total Investments in Securities	$4,886,611,529	$486,542,646	$34,543,199		$5,407,697,374

Other Financial Instruments

Forward Exchange Contracts	$—	$1,602,826	$—		$1,602,826

Liabilities:

Other Financial Instruments

Securities Sold Short	$29,487,482	$—	$—		$29,487,482

Futures Contracts	2,967,964				2,967,964

Forward Exchange Contracts	—	15,062,090	—		15,062,090

Total Other Financial Instruments	$32,455,446	$15,062,090	$—		$47,517,536

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying the provision.

Semiannual Report	MS-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	CAD	Canadian Dollar	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	CHF	Swiss Franc	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	EUR	Euro	GO	General Obligation

DBAB	Deutsche Bank AG	GBP	British Pound	IDR	International Depositary Receipt

FBCO	Credit Suisse Group AG	JPY	Japanese Yen	PIK	Payment-In-Kind

HSBC	HSBC Bank USA, N.A.	USD	United States Dollar

SCBT	Standard Chartered Bank

SSBT	State Street Bank and Trust Co.

MS-34	Semiannual Report

Franklin Rising Dividends VIP Fund

(Formerly, Franklin Rising Dividends Securities Fund)

This semiannual report for Franklin Rising Dividends VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Rising Dividends VIP Fund – Class 2 delivered a +4.23% total return* for the six-month period ended June 30, 2014.

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments: Franklin Rising Dividends VIP Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) rose 7.14% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

FRD-2	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks continued to gain for the six months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.3

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Air Products and Chemicals, Johnson & Johnson and Walgreen. Shares of Air Products and Chemicals, an industrial gas producer, benefited from solid earnings and positive sentiment surrounding the ongoing involvement of an activist shareholder. In mid-June, shares rose sharply after the appointment of Seifi Ghasemi to replace the outgoing chief executive officer, John McGlade. The company has a 32-year history of increasing dividends. Johnson & Johnson’s stock rallied as a result of investor excitement about the fruition of its pharmaceutical pipeline. Although management indicated it was unlikely to break up the company, investors may have anticipated a possible separation of the company’s medical devices and pharmaceutical businesses because of similar actions taken by competitors. The company has increased its dividend for the past 52 years. Walgreen’s sales growth was solid year-to-date, despite weak customer traffic trends. Management delivered on promised procurement synergies from the company’s merger with Switzerland-based Alliance Boots, and it expected potential further benefits from the expansion of Boots’ private label products in the U.S. Based on Walgreen’s latest comments, we believe the company is considering a potential tax inversion via the acquisition of the remaining equity stake in Alliance Boots and moving its domicile outside the U.S. Walgreen has 38 consecutive years of dividend increases.

Detractors from absolute Fund performance included West Pharmaceutical Services, Pentair and Wal-Mart Stores. Results were solid for West Pharmaceutical Services, a medical devices manufacturer, and the company’s underlying growth prospects remain unchanged, but investors may have taken profits, given the stock’s price appreciation. Investor rotation into other segments within health care may have also contributed to the company’s lower stock price. West Pharmaceutical Services has 21 years of dividend increases. Shares of Pentair, a water delivery and thermal systems manufacturer, declined largely driven by weaker-than-expected first-quarter results. Ongoing weakness in emerging market infrastructure investment negatively impacted the company’s Australian pipe business. Although these headwinds have been ongoing since the business was acquired as a non-core portion of the Tyco Flow merger, Pentair’s management was surprised by the magnitude of decline and focused on restructuring and resizing this business. The company also reported ongoing strength in its food and beverage and North American residential and commercial segments. Pentair had significant improvement in its operating margins as a result of cost control initiatives and ongoing synergy realization from the Tyco Flow merger. Pentair has 38 years of dividend increases. Wal-Mart Stores, a global discount retailer, reported soft sales trends in its past two quarters, partly resulting from severe weather, but slowing consumer traffic and other secular negative trends also contributed. The company’s management has since taken a proactive stance in addressing underperforming stores, improving its merchandise mix and better integrating its retail store and e-commerce distribution channels, but the results of these initiatives are yet to be seen.

3. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

Top 10 Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Roper Industries Inc. Industrial Conglomerates	4.2%
Praxair Inc. Materials	4.2%
Dover Corp. Machinery	4.1%
Chevron Corp. Energy	4.1%
United Technologies Corp. Aerospace & Defense	4.0%
Johnson & Johnson Pharmaceuticals, Biotechnology & Life Sciences	4.0%
Becton, Dickinson and Co. Health Care Equipment & Services	3.5%
Pentair PLC Machinery	3.2%
Air Products and Chemicals Inc. Materials	3.1%
The Procter & Gamble Co. Household & Personal Products	2.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

During the period, we initiated new positions in Accenture, a management consulting, technology and outsourcing services firm with nine years of consecutive dividend increases; Perrigo, a global pharmaceuticals supplier (11 years); DENTSPLY International, a dental health care products manufacturer with a long history of dividend increases; Microsoft, a global software and services provider (10 years); CVS Caremark, an integrated pharmacy health care provider (11 years); and Schlumberger, an oilfield services company with a substantial history of dividend increases. We liquidated our holdings in Cohu and Kid Brands and reduced our holdings in International Business Machines, Air Products and Chemicals, and United Technologies, among others.

Our 10 largest positions on June 30, 2014, represented 37.3% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 37 years in a row and by 213% in the past 10 years. Their most recent year-over-year dividend increases averaged 10.6% with a yield of 2.1% on June 30, 2014, and a dividend payout ratio of 38.1%, based on estimates of calendar year 2014 operating earnings. The average price/earnings ratio was 18.6 times calendar year 2014 estimates versus 16.5 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,042.30	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.34

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$28.14	$22.03	$20.01	$19.15	$16.13	$13.96

Income from investment operations[a]:

Net investment income[b]	0.21	0.40	0.41	0.36	0.32	0.14	[c]

Net realized and unrealized gains (losses)	1.00	6.16	2.00	0.83	3.01	2.28

Total from investment operations	1.21	6.56	2.41	1.19	3.33	2.42

Less distributions from:

Net investment income	(0.44)	(0.45)	(0.39)	(0.33)	(0.31)	(0.25)

Net realized gains	(0.55)	—	—	—	—	—

Total distributions	(0.99)	(0.45)	(0.39)	(0.33)	(0.31)	(0.25)

Net asset value, end of period	$28.36	$28.14	$22.03	$20.01	$19.15	$16.13

Total return[d]	4.33%	30.05%	12.18%	6.29%	20.94%	17.67%

Ratios to average net assets[e]

Expenses	0.62% [f]	0.61%	0.63%	0.63%	0.64%	0.65%	[g]

Net investment income	1.51%	1.59%	1.96%	1.87%	1.88%	0.99%	[c]

Supplemental data

Net assets, end of period (000’s)	$163,713	$168,380	$141,455	$140,297	$148,544	$139,816

Portfolio turnover rate	0.06%	0.07%	11.19%	12.76%	8.97%	16.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payment by affiliate rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

FRD-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.62	$21.64	$19.65	$18.82	$15.86	$13.72

Income from investment operations[a]:

Net investment income[b]	0.17	0.33	0.35	0.31	0.28	0.10	[c]

Net realized and unrealized gains (losses)	0.99	6.04	1.98	0.81	2.95	2.24

Total from investment operations	1.16	6.37	2.33	1.12	3.23	2.34

Less distributions from:

Net investment income	(0.37)	(0.39)	(0.34)	(0.29)	(0.27)	(0.20)

Net realized gains	(0.55)	—	—	—	—	—

Total distributions	(0.92)	(0.39)	(0.34)	(0.29)	(0.27)	(0.20)

Net asset value, end of period	$27.86	$27.62	$21.64	$19.65	$18.82	$15.86

Total return[d]	4.23%	29.69%	11.96%	6.00%	20.64%	17.34%

Ratios to average net assets[e]

Expenses	0.87% [f]	0.86%	0.88%	0.88%	0.89%	0.90%	[g]

Net investment income	1.26%	1.34%	1.71%	1.62%	1.63%	0.74%	[c]

Supplemental data

Net assets, end of period (000’s)	$1,720,335	$1,752,012	$1,550,084	$1,523,396	$1,572,732	$1,371,351

Portfolio turnover rate	0.06%	0.07%	11.19%	12.76%	8.97%	16.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payment by affiliate rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.76	$21.78	$19.83	$19.04	$16.09	$13.92

Income from investment operations[a]:

Net investment income[b]	0.16	0.32	0.35	0.31	0.32	0.13	[c]

Net realized and unrealized gains (losses)	0.99	6.07	1.96	0.80	2.94	2.24

Total from investment operations	1.15	6.39	2.31	1.11	3.26	2.37

Less distributions from:

Net investment income	(0.37)	(0.41)	(0.36)	(0.32)	(0.31)	(0.20)

Net realized gains	(0.55)	—	—	—	—	—

Total distributions	(0.92)	(0.41)	(0.36)	(0.32)	(0.31)	(0.20)

Net asset value, end of period	$27.99	$27.76	$21.78	$19.83	$19.04	$16.09

Total return[d]	4.15%	29.57%	11.78%	5.89%	20.62%	17.22%

Ratios to average net assets[e]

Expenses	0.97% [f]	0.96%	0.98%	0.98%	0.99%	1.00%	[g]

Net investment income	1.16%	1.24%	1.61%	1.52%	1.53%	0.64%	[c]

Supplemental data

Net assets, end of period (000’s)	$12,897	$12,028	$6,432	$3,020	$1,007	$15

Portfolio turnover rate	0.06%	0.07%	11.19%	12.76%	8.97%	16.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payment by affiliate rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

FRD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Rising Dividends VIP Fund

	Shares	Value
Common Stocks 98.8%
Aerospace & Defense 4.3%
General Dynamics Corp.	38,000	$4,428,900
Honeywell International Inc.	2,500	232,375
United Technologies Corp.	658,900	76,070,005

		80,731,280

Automobiles & Components 2.7%
Johnson Controls Inc.	1,040,500	51,952,165

Commercial & Professional Services 3.2%
ABM Industries Inc.	919,288	24,802,390
Brady Corp., A	733,579	21,912,005
Cintas Corp.	225,700	14,340,978

		61,055,373

Consumer Durables & Apparel 3.3%
Leggett & Platt Inc.	471,800	16,173,304
NIKE Inc., B	548,500	42,536,175
Superior Uniform Group Inc.	227,967	3,695,345

		62,404,824

Consumer Services 3.3%
Hillenbrand Inc.	1,091,300	35,598,206
Matthews International Corp., A	39,000	1,621,230
McDonald’s Corp.	254,345	25,622,715

		62,842,151

Diversified Financials 0.4%
State Street Corp.	110,500	7,432,230

Energy 7.6%
Chevron Corp.	597,700	78,029,735
Exxon Mobil Corp.	330,500	33,274,740
Occidental Petroleum Corp.	312,190	32,040,060
Schlumberger Ltd.	2,000	235,900

		143,580,435

Food & Staples Retailing 5.0%
CVS Caremark Corp.	2,500	188,425
Wal-Mart Stores Inc.	728,800	54,711,016
Walgreen Co.	531,300	39,385,269

		94,284,710

Food, Beverage & Tobacco 5.1%
Archer-Daniels-Midland Co.	713,000	31,450,430
Bunge Ltd.	5,000	378,200
McCormick & Co. Inc.	441,000	31,571,190
PepsiCo Inc.	363,900	32,510,826

		95,910,646

Health Care Equipment & Services 15.3%
Abbott Laboratories	681,800	27,885,620
Becton, Dickinson and Co.	565,143	66,856,417
DENTSPLY International Inc.	4,000	189,400
Hill-Rom Holdings Inc.	22,279	924,801
Medtronic Inc.	730,000	46,544,800
Stryker Corp.	630,400	53,155,328

Semiannual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Teleflex Inc.	471,753	$49,817,117
West Pharmaceutical Services Inc.	1,086,534	45,830,004

		291,203,487

Household & Personal Products 3.6%
Colgate-Palmolive Co.	191,000	13,022,380
The Procter & Gamble Co.	707,600	55,610,284

		68,632,664

Industrial Conglomerates 4.6%
Carlisle Cos. Inc.	96,261	8,338,128
Roper Industries Inc.	541,850	79,115,518

		87,453,646

Insurance 6.0%
Aflac Inc.	276,200	17,193,450
Arthur J. Gallagher & Co.	744,000	34,670,400
The Chubb Corp.	45,000	4,147,650
Erie Indemnity Co., A	526,085	39,593,157
Mercury General Corp.	18,148	853,682
Old Republic International Corp.	678,708	11,225,830
RLI Corp.	124,142	5,683,221

		113,367,390

Machinery 8.1%
Donaldson Co. Inc.	350,068	14,814,878
Dover Corp.	865,000	78,671,750
Pentair PLC (United Kingdom)	844,000	60,869,280

		154,355,908

Materials 12.2%
Air Products and Chemicals Inc.	451,800	58,110,516
Albemarle Corp.	694,700	49,671,050
Bemis Co. Inc.	323,300	13,145,378
Ecolab Inc.	66,000	7,348,440
Nucor Corp.	499,002	24,575,849
Praxair Inc.	593,460	78,835,226

		231,686,459

Media 0.4%
John Wiley & Sons Inc., A	116,500	7,058,735

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
AbbVie Inc.	472,300	26,656,612
Johnson & Johnson	726,100	75,964,582
Perrigo Co. PLC	1,500	218,640
Pfizer Inc.	1,570,100	46,600,568

		149,440,402

Retailing 2.5%
Family Dollar Stores Inc.	706,835	46,750,067
Ross Stores Inc.	3,000	198,390
Target Corp.	3,000	173,850

		47,122,307

FRD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 0.0%†
	Texas Instruments Inc.	4,500	$215,055

	Software & Services 2.7%
	Accenture PLC, A	2,500	202,100
	International Business Machines Corp.	280,200	50,791,854
	Microsoft Corp.	5,000	208,500

			51,202,454

	Technology Hardware & Equipment 0.6%
a	Knowles Corp.	358,300	11,014,142
	QUALCOMM Inc.	3,000	237,600

			11,251,742

	Trading Companies & Distributors 0.0%†
	W.W. Grainger Inc.	1,000	254,270

	Transportation 0.0%†
	United Parcel Service Inc., B	2,000	205,320

	Total Common Stocks (Cost $934,699,024)		1,873,643,653

	Short Term Investments (Cost $24,746,100) 1.3%
	Money Market Funds 1.3%
a,b	Institutional Fiduciary Trust Money Market Portfolio	24,746,100	24,746,100

	Total Investments (Cost $959,445,124) 100.1%		1,898,389,753
	Other Assets, less Liabilities (0.1)%		(1,444,991)

	Net Assets 100.0%		$1,896,944,762

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$934,699,024
Cost - Sweep Money Fund (Note 3e)	24,746,100

Total cost of investments	$959,445,124

Value - Unaffiliated issuers	$1,873,643,653
Value - Sweep Money Fund (Note 3e)	24,746,100

Total value of investments	1,898,389,753
Receivables:
Investment securities sold	1,689,332
Capital shares sold	494,498
Dividends	1,972,521
Other assets	849

Total assets	1,902,546,953

Liabilities:
Payables:
Capital shares redeemed	3,704,883
Management fees	932,340
Distribution fees	723,165
Accrued expenses and other liabilities	241,803

Total liabilities	5,602,191

Net assets, at value	$1,896,944,762

Net assets consist of:
Paid-in capital	$913,919,832
Undistributed net investment income	11,930,991
Net unrealized appreciation (depreciation)	938,944,629
Accumulated net realized gain (loss)	32,149,310

Net assets, at value	$1,896,944,762

FRD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Rising Dividends VIP Fund

Class 1:
Net assets, at value	$163,713,031

Shares outstanding	5,772,442

Net asset value and maximum offering price per share	$28.36

Class 2:
Net assets, at value	$1,720,335,000

Shares outstanding	61,759,139

Net asset value and maximum offering price per share	$27.86

Class 4:
Net assets, at value	$12,896,731

Shares outstanding	460,705

Net asset value and maximum offering price per share	$27.99

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Rising Dividends VIP Fund
Investment income:
Dividends	$19,812,718

Expenses:
Management fees (Note 3a)	5,590,885
Distribution fees: (Note 3c)
Class 2	2,112,027
Class 4	21,458
Custodian fees (Note 4)	8,065
Reports to shareholders	103,154
Professional fees	29,398
Trustees’ fees and expenses	3,770
Other	15,821

Total expenses	7,884,578
Expenses waived/paid by affiliates (Note 3e)	(8,417)

Net expenses	7,876,161

Net investment income	11,936,557

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	33,737,525
Net change in unrealized appreciation (depreciation) on investments	31,373,978

Net realized and unrealized gain (loss)	65,111,503

Net increase (decrease) in net assets resulting from operations	$77,048,060

FRD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$11,936,557	$25,051,212
Net realized gain (loss) from investments	33,737,525	109,495,187
Net change in unrealized appreciation (depreciation) on investments	31,373,978	341,536,473

Net increase (decrease) in net assets resulting from operations	77,048,060	476,082,872

Distributions to shareholders from:
Net investment income:
Class 1	(2,478,710)	(2,772,388)
Class 2	(22,406,447)	(26,490,890)
Class 4	(165,391)	(163,605)
Net realized gains:
Class 1	(3,072,165)	—
Class 2	(32,971,551)	—
Class 4	(247,432)	—

Total distributions to shareholders	(61,341,696)	(29,426,883)

Capital share transactions: (Note 2)
Class 1	(5,961,538)	(11,198,645)
Class 2	(45,965,433)	(204,341,308)
Class 4	746,249	3,331,799

Total capital share transactions	(51,180,722)	(212,208,154)

Net increase (decrease) in net assets	(35,474,358)	234,447,835
Net assets:
Beginning of period	1,932,419,120	1,697,971,285

End of period	$1,896,944,762	$1,932,419,120

Undistributed net investment income included in net assets:
End of period	$11,930,991	$25,044,982

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Rising Dividends VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 42.85% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Rising Dividends Securities Fund was renamed Franklin Rising Dividends VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are

FRD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	93,873	$2,592,211	425,367	$10,754,937

Shares issued in reinvestment of distributions	197,681	5,550,875	111,610	2,772,388

Shares redeemed	(502,550)	(14,104,624)	(973,756)	(24,725,970)

Net increase (decrease)	(210,996)	$(5,961,538)	(436,779)	$(11,198,645)

Class 2 Shares:

Shares sold	2,265,357	$62,334,563	6,187,499	$153,726,999

Shares issued in reinvestment of distributions	2,007,904	55,377,998	1,085,247	26,490,890

Shares redeemed	(5,939,960)	(163,677,994)	(15,483,753)	(384,559,197)

Net increase (decrease)	(1,666,699)	$(45,965,433)	(8,211,007)	$(204,341,308)

Semiannual Report	FRD-17

Franklin Rising Dividends VIP Fund (continued)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class 4 Shares:

Shares sold	46,868	$1,289,017	216,130	$5,332,125

Shares issued on reinvestment of distributions	14,893	412,823	6,664	163,605

Shares redeemed	(34,285)	(955,591)	(84,878)	(2,163,931)

Net increase (decrease)	27,476	$746,249	137,916	$3,331,799

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$961,031,794

Unrealized appreciation	$937,395,566

Unrealized depreciation	(37,607)

Net unrealized appreciation (depreciation)	$937,357,959

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $1,143,295 and $93,437,788, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

Semiannual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FRD-20	Semiannual Report

Franklin Small Cap Value VIP Fund

(Formerly, Franklin Small Cap Value Securities Fund)

This semiannual report for Franklin Small Cap Value VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Small Cap Value VIP Fund – Class 2 delivered a +4.54% total return* for the six-month period ended June 30, 2014.

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments: Franklin Small Cap Value VIP Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500TM Value Index, rose 7.87% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.2 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

FSV-2	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks continued to gain for the six months under review as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs.3

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

Contributors to absolute Fund performance included Trinity Industries, Protective Life and Unit Corp. Trinity Industries, a railcar manufacturer, benefited from strong demand for crude oil tank railcars related to a surge in domestic energy production, a broadening of orders for other rail car types such as hoppers and auto racks, accretive asset sales and the potential for acquisitions and other shareholder-friendly capital

Top 10 Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Thor Industries Inc. Automobiles & Components	2.3%
Group 1 Automotive Inc. Retailing	2.1%
Unit Corp. Energy	2.1%
Bristow Group Inc. Energy	1.9%
Cabot Corp. Materials	1.8%
StanCorp Financial Group Inc. Insurance	1.8%
Regal-Beloit Corp. Electrical Equipment	1.7%
RPM International Inc. Materials	1.7%
STERIS Corp. Health Care Equipment & Services	1.7%
H.B. Fuller Co. Materials	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

allocations. Protective Life was the subject of a takeover offer from Dai-ichi Life Insurance at a 34% premium to the company’s unaffected share price on May 30, 2014. Unit Corp., an onshore oil and gas exploration, production and services company, was helped by an increase in natural gas prices because of the cold winter and improved demand for land-based drilling rigs to support the North American energy revolution.

Detractors from absolute Fund performance included La-Z-Boy, GameStop and Gentex. La-Z-Boy, a furniture retailer, had weaker-than-expected sales as severe winter weather seemingly hurt results, and management indicated that sales were likely to remain soft during the usually slow summer season. GameStop, a video game retailer, reported weaker-than-expected new software sales and lowered guidance as the industry shifted its focus to new video game consoles developed by Microsoft and Sony. Gentex experienced earnings-multiple compression as its earnings growth rate, although strong, was expected to slow from 2013 levels.

3. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

During the period, we initiated new positions in four new holdings: Maple Leaf Foods, a packaged consumer foods manufacturer; GrainCorp, a grain products and services provider; Axiall, a chemicals and building products manufacturer; and Minerals Technologies, a global producer of value-added specialty minerals. We also added to our holdings in Genesco, a specialty footwear and apparel retailer; Lindsay, a manufacturer of irrigation equipment and road construction products; and Atwood Oceanics, a global offshore drilling contractor, among others. We eliminated positions in Harman International Industries, Benchmark Electronics, Jos. A. Bank Clothiers, AMCOL International and Schawk, among others. Schawk was the subject of an acquisition by Matthews International. Some holdings we reduced included Autoliv and the aforementioned Trinity Industries and Protective Life.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-4	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,045.40	$4.41
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FSV-5

SUPPLEMENT DATED MAY 1, 2014

TO THE PROSPECTUSES DATED MAY 1, 2014

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summaries – Portfolio Managers” section on page FSV-S4 is revised to read as follows:

Portfolio Managers

STEVEN B. RAINERI  Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2012.

DONALD G. TAYLOR, CPA  Chief Investment Officer of Advisory Services and portfolio manager of the Fund since inception (1998).

BRUCE C. BAUGHMAN, CPA  Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

WILLIAM J. LIPPMAN  President of Advisory Services and portfolio manager of the Fund since inception (1998).

II.  The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FSV-D4 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

STEVEN B. RAINERI Portfolio Manager of Advisory Services	Mr. Raineri has been a co-lead portfolio manager of the Fund since 2012. He joined Franklin Templeton Investments in 2005.

DONALD G. TAYLOR, CPA Chief Investment Officer of Advisory Services	Mr. Taylor has been a portfolio manager of the Fund since its inception (1998). He joined Franklin Templeton Investments in 1996.

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services	Mr. Baughman has been a portfolio manager of the Fund since its inception (1998). He joined Franklin Templeton Investments in 1988.

WILLIAM J. LIPPMAN President of Advisory Services	Mr. Lippman has been the lead portfolio manager of the Fund since its inception and became a co-lead in 2007. He joined Franklin Templeton Investments in 1988.

Please keep this supplement with your prospectus for future reference.

FSV-6

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page FSV-S1 in the Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.61%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.02%
Total annual Fund operating expenses	0.63%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

II.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page FSV-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.61%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.02%
Total annual Fund operating expenses	0.88%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

III.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page FSV-S1 in the Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.61%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.02%
Total annual Fund operating expenses	0.98%

FSV-7

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

IV.  The following is added as the second to last paragraph in the “Fund Details – Management” section of each Class’ prospectus beginning on page FSV-D4:

Effective May 1, 2014, the Fund’s investment management agreement was bundled with its fund administration agreement, including the fees payable to the Fund’s administrator thereunder, as approved by the board of trustees. The fee payable to the administrator under the Fund’s administration agreement, prior to May 1, 2014, was a monthly fee under the following fee schedule of the Fund’s average daily net assets:

•	0.150% up to and including $200 million;
•	0.135% over $200 million, up to and including $700 million;
•	0.100% over $700 million, up to and including $1.2 billion;
•	0.075% in excess of $1.2 billion.

As of such date, the Fund’s investment management fees became a monthly fee at the annual rate of the value of the Fund’s average daily net assets as set forth below:

•	0.750% up to and including $200 million;
•	0.635% over $200 million, up to and including $700 million;
•	0.600% over $700 million, up to and including $1.2 billion;
•	0.575% over $1.2 billion, up to and including $1.3 billion;
•	0.475% in excess of $1.3 billion.

Please keep this supplement with your prospectus for future reference.

FSV-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012		2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.54	$18.58	$15.82		$16.55	$13.00	$10.73

Income from investment operations[a]:

Net investment income[b]	0.09	0.19	0.29	[c]	0.16	0.14	0.15

Net realized and unrealized gains (losses)	1.03	6.45	2.64		(0.74)	3.54	2.86

Total from investment operations	1.12	6.64	2.93		(0.58)	3.68	3.01

Less distributions from:

Net investment income	(0.20)	(0.32)	(0.17)		(0.15)	(0.13)	(0.22)

Net realized gains	(1.78)	(0.36)	—		—	—	(0.52)

Total distributions	(1.98)	(0.68)	(0.17)		(0.15)	(0.13)	(0.74)

Net asset value, end of period	$23.68	$24.54	$18.58		$15.82	$16.55	$13.00

Total return[d]	4.73%	36.50%	18.75%		(3.53)%	28.49%	29.54%

Ratios to average net assets[e]

Expenses	0.62% [f,g]	0.63%	0.67%		0.66%	0.67%	0.68% [f]

Net investment income	0.72%	0.90%	1.70%	[c]	1.02%	0.98%	1.29%

Supplemental data

Net assets, end of period (000’s)	$61,774	$62,408	$40,133		$39,374	$47,300	$42,428

Portfolio turnover rate	9.81%	10.44%	5.84%		14.39%	15.92%	6.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payment by affiliate rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012		2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.07	$18.23	$15.53		$16.25	$12.77	$10.55

Income from investment operations[a]:

Net investment income[b]	0.06	0.14	0.24	[c]	0.12	0.10	0.12

Net realized and unrealized gains (losses)	1.00	6.34	2.59		(0.73)	3.48	2.81

Total from investment operations	1.06	6.48	2.83		(0.61)	3.58	2.93

Less distributions from:

Net investment income	(0.15)	(0.28)	(0.13)		(0.11)	(0.10)	(0.19)

Net realized gains	(1.78)	(0.36)	—		—	—	(0.52)

Total distributions	(1.93)	(0.64)	(0.13)		(0.11)	(0.10)	(0.71)

Net asset value, end of period	$23.20	$24.07	$18.23		$15.53	$16.25	$12.77

Total return[d]	4.54%	36.24%	18.39%		(3.76)%	28.22%	29.16%

Ratios to average net assets[e]

Expenses	0.87% [f,g]	0.88%	0.92%		0.91%	0.92%	0.93% [f]

Net investment income	0.47%	0.65%	1.45%	[c]	0.77%	0.73%	1.04%

Supplemental data

Net assets, end of period (000’s)	$1,590,037	$1,606,802	$1,286,573		$1,211,168	$1,362,292	$1,109,855

Portfolio turnover rate	9.81%	10.44%	5.84%		14.39%	15.92%	6.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.85%

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payment by affiliate rounds to less than 0.01%.

FSV-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012		2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.37	$18.44	$15.71		$16.44	$12.92	$10.70

Income from investment operations[a]:

Net investment income[b]	0.04	0.12	0.22	[c]	0.11	0.09	0.11

Net realized and unrealized gains (losses)	1.03	6.42	2.63		(0.75)	3.53	2.84

Total from investment operations	1.07	6.54	2.85		(0.64)	3.62	2.95

Less distributions from:

Net investment income	(0.12)	(0.25)	(0.12)		(0.09)	(0.10)	(0.21)

Net realized gains	(1.78)	(0.36)	—		—	—	(0.52)

Total distributions	(1.90)	(0.61)	(0.12)		(0.09)	(0.10)	(0.73)

Net asset value, end of period	$23.54	$24.37	$18.44		$15.71	$16.44	$12.92

Total return[d]	4.52%	36.12%	18.27%		(3.87)%	28.14%	29.04%

Ratios to average net assets[e]

Expenses	0.97% [f,g]	0.98%	1.02%		1.01%	1.02%	1.03% [f]

Net investment income	0.37%	0.55%	1.35%	[c]	0.67%	0.63%	0.94%

Supplemental data

Net assets, end of period (000’s)	$33,628	$35,936	$32,424		$34,284	$39,075	$28,599

Portfolio turnover rate	9.81%	10.44%	5.84%		14.39%	15.92%	6.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payment by affiliate rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Small Cap Value VIP Fund

		Shares	Value
	Common Stocks 96.6%
	Aerospace & Defense 1.6%
	AAR Corp.	983,300	$27,099,748

	Automobiles & Components 5.6%
	Autoliv Inc.	161,300	17,191,354
	Drew Industries Inc.	220,000	11,002,200
	Gentex Corp.	715,900	20,825,531
	Thor Industries Inc.	680,900	38,722,783
a	Winnebago Industries Inc.	300,600	7,569,108

			95,310,976

	Banks 2.2%
	Chemical Financial Corp.	398,954	11,202,628
	OFG Bancorp.	602,000	11,082,820
	Peoples Bancorp Inc.	158,000	4,179,100
	TrustCo Bank Corp. NY	1,690,000	11,289,200

			37,753,748

	Building Products 4.4%
	Apogee Enterprises Inc.	610,000	21,264,600
a	Gibraltar Industries Inc.	842,300	13,064,073
	Simpson Manufacturing Co. Inc.	433,400	15,758,424
	Universal Forest Products Inc.	504,700	24,361,869

			74,448,966

	Commercial & Professional Services 4.1%
	Brady Corp., A	350,500	10,469,435
a	Civeo Corp.	606,600	15,183,198
	Insperity Inc.	263,100	8,682,300
	McGrath RentCorp	396,918	14,586,737
	MSA Safety Inc.	358,300	20,595,084

			69,516,754

	Construction & Engineering 2.6%
	EMCOR Group Inc.	367,400	16,360,322
	Granite Construction Inc.	775,000	27,884,500

			44,244,822

	Consumer Durables & Apparel 4.2%
	Brunswick Corp.	445,000	18,747,850
	Hooker Furniture Corp.	445,000	7,182,300
	La-Z-Boy Inc.	1,188,900	27,546,813
	M.D.C. Holdings Inc.	213,800	6,476,002
a	M/I Homes Inc.	435,900	10,579,293

			70,532,258

	Consumer Services 1.1%
	Hillenbrand Inc.	545,200	17,784,424

	Electrical Equipment 3.5%
	EnerSys	24,100	1,657,839
	Franklin Electric Co. Inc.	389,264	15,699,017
	Powell Industries Inc.	195,000	12,749,100
	Regal-Beloit Corp.	374,700	29,436,432

			59,542,388

FSV-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Energy 11.2%
a	Atwood Oceanics Inc.	500,000	$26,240,000
	Bristow Group Inc.	400,000	32,248,000
	Energen Corp.	220,000	19,553,600
a	Helix Energy Solutions Group Inc.	794,400	20,900,664
a	Oil States International Inc.	224,300	14,375,387
	Rowan Cos. PLC	529,000	16,890,970
	Tidewater Inc.	415,000	23,302,250
a	Unit Corp.	515,000	35,447,450

			188,958,321

	Food, Beverage & Tobacco 2.4%
	GrainCorp Ltd. (Australia)	1,725,000	13,669,142
	Maple Leaf Foods Inc. (Canada)	1,412,700	26,308,052

			39,977,194

	Health Care Equipment & Services 3.9%
	Hill-Rom Holdings Inc.	344,000	14,279,440
	STERIS Corp.	530,000	28,344,400
	Teleflex Inc.	218,497	23,073,283

			65,697,123

	Industrial Conglomerates 1.6%
	Carlisle Cos. Inc.	308,900	26,756,918

	Insurance 9.2%
	Arthur J. Gallagher & Co.	168,200	7,838,120
	Aspen Insurance Holdings Ltd.	407,800	18,522,276
	Assurant Inc.	51,800	3,395,490
	The Hanover Insurance Group Inc.	345,000	21,786,750
	HCC Insurance Holdings Inc.	188,200	9,210,508
	Montpelier Re Holdings Ltd.	455,000	14,537,250
	Old Republic International Corp.	1,296,900	21,450,726
	Protective Life Corp.	241,500	16,743,195
	StanCorp Financial Group Inc.	467,400	29,913,600
	Validus Holdings Ltd.	317,800	12,152,672

			155,550,587

	Machinery 11.2%
	Astec Industries Inc.	488,100	21,417,828
	Briggs & Stratton Corp.	601,800	12,312,828
a	EnPro Industries Inc.	245,000	17,924,200
	Kennametal Inc.	452,100	20,923,188
	Lincoln Electric Holdings Inc.	347,800	24,304,264
b	Lindsay Corp.	165,900	14,013,573
	Mueller Industries Inc.	685,200	20,151,732
	Trinity Industries Inc.	640,400	27,998,288
a	Wabash National Corp.	1,705,000	24,296,250
	Watts Water Technologies Inc., A	78,200	4,827,286

			188,169,437

	Materials 14.2%
	A. Schulman Inc.	511,966	19,813,084
	AptarGroup Inc.	65,000	4,355,650
	Axiall Corp.	268,200	12,677,814

Semiannual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials (continued)
	Cabot Corp.	522,400	$30,293,976
	Carpenter Technology Corp.	356,600	22,554,950
	H.B. Fuller Co.	584,700	28,124,070
	Minerals Technologies Inc.	186,900	12,256,902
	Reliance Steel & Aluminum Co.	379,600	27,980,316
	RPM International Inc.	620,000	28,631,600
	Sensient Technologies Corp.	482,800	26,901,616
	Steel Dynamics Inc.	1,024,300	18,386,185
	Stepan Co.	135,000	7,136,100

			239,112,263

	Retailing 8.7%
	Brown Shoe Co. Inc.	800,000	22,888,000
	The Cato Corp., A	438,600	13,552,740
	GameStop Corp., A	218,100	8,826,507
a	Genesco Inc.	261,908	21,510,504
	Group 1 Automotive Inc.	425,400	35,865,474
	The Men’s Wearhouse Inc.	430,100	23,999,580
a	The Pep Boys - Manny, Moe & Jack	1,173,600	13,449,456
a	West Marine Inc.	610,700	6,265,782

			146,358,043

	Semiconductors & Semiconductor Equipment 0.5%
	Cohu Inc.	736,000	7,875,200

	Technology Hardware & Equipment 2.0%
a	Ingram Micro Inc., A	507,100	14,812,391
a	Multi-Fineline Electronix Inc.	180,400	1,991,616
a	Rofin-Sinar Technologies Inc.	674,900	16,224,596

			33,028,603

	Trading Companies & Distributors 0.6%
	Applied Industrial Technologies Inc.	205,200	10,409,796

	Transportation 1.8%
a	Genesee & Wyoming Inc.	191,200	20,076,000
	SkyWest Inc.	851,000	10,399,220

			30,475,220

	Total Common Stocks (Cost $958,887,070)		1,628,602,789

	Short Term Investments 4.0%
	Money Market Funds (Cost $54,880,539) 3.3%
a,c	Institutional Fiduciary Trust Money Market Portfolio	54,880,539	54,880,539

		Principal Amount
d	Investments from Cash Collateral Received for Loaned Securities 0.7%
e	Repurchase Agreements 0.7%
	Barclays Capital Inc., 0.07%, 7/01/14 (Maturity Value $2,970,427)	$2,970,421	2,970,421
	Collateralized by U.S. Treasury Bonds, 3.375% - 3.75%, 11/15/43 - 5/15/44; U.S. Treasury Notes, 1.625% - 2.25%, 5/31/15 - 4/30/21; and U.S. Treasury Strips, 11/15/17 - 5/15/44 (valued at $3,029,830)

FSV-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Principal Amount	Value
d	Investments from Cash Collateral Received for Loaned Securities (continued)
e	Repurchase Agreements (continued)
	Citigroup Global Markets Inc., 0.06%, 7/01/14 (Maturity Value $2,970,426)	$2,970,421	$2,970,421

Collateralized by U.S. Treasury Bonds, 4.375%, 5/14/40; U.S. Treasury Bonds, Index Linked, 0.625% - 2.375%, 1/15/25 - 2/15/44; U.S. Treasury Notes, 0.25% - 4.50%, 12/31/14 - 11/15/23; U.S. Treasury Notes, Index Linked, 0.125% - 1.25%, 7/15/20 -1/15/23; and U.S. Treasury Strips, 8/15/15 - 11/15/39 (valued at $3,029,830)

	Deutsche Bank Securities Inc., 0.05%, 7/01/14 (Maturity Value $2,970,425)	2,970,421	2,970,421

Collateralized by [f]U.S. Treasury Bills, 7/03/14 - 4/30/15; U.S. Treasury Bonds, 2.75% - 11.25%, 2/15/15 - 5/15/44; U.S. Treasury Bonds, Index Linked, 0.625% - 2.375%, 1/15/25 - 2/15/43; U.S. Treasury Notes, 0.085% - 4.875%, 7/15/14 - 5/15/24; U.S. Treasury Notes, Index Linked, 0.125% - 1.625%, 1/15/15 - 4/15/18; and U.S. Treasury Strips, 11/15/27 - 5/15/35 (valued at $3,029,829)

	HSBC Securities (USA) Inc., 0.07%, 7/01/14 (Maturity Value $2,970,427)	2,970,421	2,970,421
	Collateralized by [f]U.S. Treasury Bills, 7/10/14 - 6/25/15; U.S. Treasury Bonds, 2.75% -6.375%, 8/15/27 - 8/15/42; and U.S. Treasury Notes, 0.50% - 2.375%, 6/30/16 - 12/31/20 (valued at $3,029,838)
	Merrill Lynch, Pierce, Fenner & Smith Inc., 0.06%, 7/01/14 (Maturity Value $625,268)	625,267	625,267
	Collateralized by U.S. Treasury Bonds, 3.75% - 8.00%, 11/15/21 - 11/15/43; and U.S. Treasury Notes, 0.25%, 8/15/15 (valued at $637,773)

	Total Repurchase Agreements (Cost $12,506,951)		12,506,951

	Total Investments (Cost $1,026,274,560) 100.6%		1,695,990,279
	Other Assets, less Liabilities (0.6)%		(10,550,631)

	Net Assets 100.0%		$1,685,439,648

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2014. See Note 1(d).

cSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(d) regarding securities on loan.

eSee Note 1(c) regarding repurchase agreements.

fThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$958,887,070
Cost - Sweep Money Fund (Note 3e)	54,880,539
Cost - Repurchase agreements	12,506,951

Total cost of investments	$1,026,274,560

Value - Unaffiliated issuers	$1,628,602,789
Value - Sweep Money Fund (Note 3e)	54,880,539
Value - Repurchase agreements	12,506,951

Total value of investments (includes securities loaned in the amount of $12,248,150)	1,695,990,279
Receivables:
Investment securities sold	6,463,335
Capital shares sold	268,516
Dividends	870,656
Other assets	742

Total assets	1,703,593,528

Liabilities:
Payables:
Investment securities purchased	2,189,088
Capital shares redeemed	1,657,737
Management fees	812,933
Distribution fees	667,190
Payable upon return of securities loaned	12,506,951
Accrued expenses and other liabilities	319,981

Total liabilities	18,153,880

Net assets, at value	$1,685,439,648

Net assets consist of:
Paid-in capital	$898,360,491
Undistributed net investment income	3,356,222
Net unrealized appreciation (depreciation)	669,715,719
Accumulated net realized gain (loss)	114,007,216

Net assets, at value	$1,685,439,648

FSV-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Asset and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Small Cap Value VIP Fund

Class 1:
Net assets, at value	$61,774,035

Shares outstanding	2,609,141

Net asset value and maximum offering price per share	$23.68

Class 2:
Net assets, at value	$1,590,037,444

Shares outstanding	68,524,093

Net asset value and maximum offering price per share	$23.20

Class 4:
Net assets, at value	$33,628,169

Shares outstanding	1,428,637

Net asset value and maximum offering price per share	$23.54

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Small Cap Value VIP Fund
Investment income:
Dividends	$10,679,127
Income from securities loaned	313,618

Total investment income	10,992,745

Expenses:
Management fees (Note 3a)	4,312,254
Administrative fees (Note 3b)	596,175
Distribution fees: (Note 3c)
Class 2	1,924,580
Class 4	58,826
Custodian fees (Note 4)	7,143
Reports to shareholders	150,040
Professional fees	26,945
Trustees’ fees and expenses	3,106
Other	14,458

Total expenses	7,093,527
Expense reductions (Note 4)	(177)
Expenses waived/paid by affiliates (Note 3e)	(22,603)

Net expenses	7,070,747

Net investment income	3,921,998

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	114,227,196
Foreign currency transactions	(129,239)

Net realized gain (loss)	114,097,957

Net change in unrealized appreciation (depreciation) on investments	(44,760,712)

Net realized and unrealized gain (loss)	69,337,245

Net increase (decrease) in net assets resulting from operations	$73,259,243

FSV-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$3,921,998	$10,009,153
Net realized gain (loss) from investments and foreign currency transactions	114,097,957	119,472,862
Net change in unrealized appreciation (depreciation) on investments	(44,760,712)	344,133,096

Net increase (decrease) in net assets resulting from operations	73,259,243	473,615,111

Distributions to shareholders from:
Net investment income:
Class 1	(493,372)	(615,112)
Class 2	(9,349,846)	(18,772,536)
Class 4	(160,210)	(406,547)
Net realized gains:
Class 1	(4,292,308)	(681,161)
Class 2	(112,743,662)	(24,226,581)
Class 4	(2,435,910)	(585,151)

Total distributions to shareholders	(129,475,308)	(45,287,088)

Capital share transactions: (Note 2)
Class 1	1,412,963	7,328,882
Class 2	36,274,317	(83,608,654)
Class 4	(1,177,350)	(6,031,999)

Total capital share transactions	36,509,930	(82,311,771)

Net increase (decrease) in net assets	(19,706,135)	346,016,252
Net assets:
Beginning of period	1,705,145,783	1,359,129,531

End of period	$1,685,439,648	$1,705,145,783

Undistributed net investment income included in net assets:
End of period	$3,356,222	$9,437,652

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Small Cap Value VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Small Cap Value Securities Fund was renamed the Franklin Small Cap Value VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund enters into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. All repurchase agreements held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Securities Lending (continued)

with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	62,421	$1,504,950	854,519	$17,437,814

Shares issued in reinvestment of distributions	206,102	4,785,680	64,172	1,296,273

Shares redeemed	(202,214)	(4,877,667)	(536,406)	(11,405,205)

Net increase (decrease)	66,309	$1,412,963	382,285	$7,328,882

Class 2 Shares:

Shares sold	1,986,661	$46,908,812	6,730,565	$138,529,743

Shares issued in reinvestment of distributions	5,364,390	122,093,507	2,167,294	42,999,117

Shares redeemed	(5,593,601)	(132,728,002)	(12,704,970)	(265,137,514)

Net increase (decrease)	1,757,450	$36,274,317	(3,807,111)	$(83,608,654)

Class 4 Shares:

Shares sold	44,169	$1,068,555	205,689	$4,293,023

Shares issued on reinvestment of distributions	112,435	2,596,120	49,338	991,698

Shares redeemed	(202,696)	(4,842,025)	(538,222)	(11,316,720)

Net increase (decrease)	(46,092)	$(1,177,350)	(283,195)	$(6,031,999)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees (continued)

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,029,321,550

Unrealized appreciation	$ 697,820,603

Unrealized depreciation	(31,151,874)

Net unrealized appreciation (depreciation)	$ 666,668,729

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $156,775,859 and $236,227,735, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.
Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

8. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a]	$1,628,602,789	$—	$—	$1,628,602,789

Short Term Investments	54,880,539	12,506,951	—	67,387,490

Total Investments in Securities	$1,683,483,328	$12,506,951	$—	$1,695,990,279

aFor detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Small-Mid Cap Growth VIP Fund

(Formerly, Franklin Small-Mid Cap Growth Securities Fund)

This semiannual report for Franklin Small-Mid Cap Growth VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Small-Mid Cap Growth VIP Fund – Class 2 delivered a +5.37% total return* for the six-month period ended June 30, 2014.

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments: Franklin Small-Mid Cap Growth VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks: All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap Growth Index, generated a +6.51% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +7.14% total return, for the same period.2

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on largely positive economic and employment data in late 2013. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets and China’s slowing economy. U.S. stocks continued to gain for the six-months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Most sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance during the six months under review as the broad market rallied. Relative to the Russell Midcap Growth Index, key contributors to performance included stock selection in the information technology (IT) and energy sectors.

In the IT sector, off-benchmark positions in integrated circuit manufacturers NXP Semiconductors and Intersil contributed to relative returns. Netherlands-based NXP Semiconductors delivered stronger-than-expected first-quarter 2014 earnings that included double-digit revenue growth and higher margins resulting from stronger-than-seasonal product demand and solid cost reductions. The company expected an improving 2014 demand environment and remained focused on increasing margins, as well as deleveraging its balance sheet while expanding its share repurchase program. Intersil reported better-than-expected first-quarter 2014 earnings results, driven by strength in the automotive and industrial markets, stabilization in personal computer demand and execution of its restructuring initiatives. The company remained debt free and has one of the semiconductor industry’s highest dividend yields.

The energy sector performed well during the period as crude oil prices rose because of supply concerns stemming from geopolitical tensions in certain oil producing and transit regions. Among the Fund’s energy holdings, notable contributors included oil and gas exploration companies, particularly our new position in Oasis Petroleum and off-benchmark investment in Diamondback Energy. Oasis Petroleum’s first-quarter 2014 earnings were better than expectations, driven by higher production. The company also provided higher production guidance for the second quarter. Diamondback Energy reported solid quarterly earnings and raised its full-year 2014 production guidance. Further boosting its shares were a subsidiary’s initial public offering and market speculation that it could be an acquisition target of Spanish multinational oil and gas company Repsol.

Notable individual contributors included positions in apparel and footwear maker Under Armour, crane and foodservice equipment manufacturer Manitowoc and equipment rental company United Rentals. Under Armour reported better-than-expected quarterly earnings, resulting from its customers’ increasing health consciousness and the rising popularity of sportswear for women. The company raised its full-year 2014 guidance, supported by broad-based strength in its apparel and footwear segments and solid growth in international markets. Manitowoc reported solid quarterly earnings, resulting from new product introductions, cost control measures and its foodservice division’s performance. Manitowoc’s stock price surged near period-end following news that an activist investment firm sought to break up the company, which indicated it would review the potential long-term benefits of separating its crane and foodservice businesses. United Rentals continued to deliver stronger-than-expected quarterly earnings, driven by growth in equipment rentals and sales.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer staples, consumer discretionary and health care sectors. In consumer staples, Whole Foods Market hurt relative results as heightened competition in the organic food market led the natural and organic foods retailer

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to deliver disappointing fiscal second-quarter revenues and earnings and lower its fiscal year 2014 guidance.

Among the Fund’s consumer discretionary holdings, our off-benchmark investment in Wolverine World Wide, a designer and manufacturer of branded footwear, apparel and accessories, and positions in Dick’s Sporting Goods, a sports and fitness retailer, and GNC Holdings, a specialty retailer of health and wellness products, hurt relative results. Wolverine World Wide’s share price declined earlier in the period after the company provided lower-than-expected preliminary fiscal-year 2013 revenue results. The company subsequently provided weaker-than-expected fiscal-year 2014 guidance as it expected international efforts for newly acquired brands to begin showing results in the latter half of the year. Dick’s Sporting Goods’ share price fell after the company reported disappointing first-quarter 2014 earnings results and lowered its fiscal year 2014 guidance amid weakness in its golf and hunting businesses. Similarly, GNC Holdings’ shares suffered from the company’s weaker-than-expected first-quarter 2014 earnings results and lower full-year 2014 guidance, as domestic sales were negatively affected by severe winter weather in January and February.

In the health care sector, our off-benchmark investment in Celldex Therapeutics hindered relative performance as the company’s share price corrected after the biopharmaceutical firm delivered triple-digit returns in 2013. Also pressuring the stock was Celldex’s larger-than-expected loss in the first quarter of 2014, resulting from lower royalty revenues and higher research and development expenses.

Key individual detractors included our off-benchmark investment in satellite imagery service provider DigitalGlobe and position in asset management company Affiliated Managers Group. DigitalGlobe’s share price declined after the company delivered weaker-than-expected fourth-quarter 2013 revenues and fiscal year 2014 revenue outlook. News that Google would acquire a competitor also weighed on the stock. After ending 2013 at an all-time high, Affiliated Managers Group’s share price corrected during the first half of the period, although the company reported stronger-than-expected fiscal year 2013 earnings. Its shares recovered most of the early losses after the company reported better-than-expected first-quarter 2014 earnings results and announced a major international acquisition. Further boosting investor sentiment was the company’s addition to the S&P 500 at period-end.

Top 10 Holdings
6/30/14
Company Sector/Industry	% of Total Net Assets
Roper Industries Inc. Industrials	1.7%
Oasis Petroleum Inc. Energy	1.5%
NXP Semiconductors NV Information Technology	1.4%
AMETEK Inc. Industrials	1.4%
Affiliated Managers Group Inc. Financials	1.3%
Concho Resources Inc. Energy	1.3%
Mead Johnson Nutrition Co., A Consumer Staples	1.3%
IHS Inc., A Industrials	1.2%
Actavis PLC Health Care	1.2%
Signature Bank/New York NY Financials	1.2%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,053.70	$5.35
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.05%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$28.38	$21.87	$21.19	$22.21	$17.36	$12.06

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.09)	(0.01)[c]	(0.05)	(0.01)	(0.10)[d]

Net realized and unrealized gains (losses)	1.49	8.19	2.27	(0.97)	4.86	5.40

Total from investment operations	1.45	8.10	2.26	(1.02)	4.85	5.30

Less distributions from net realized gains	(5.40)	(1.59)	(1.58)	—	—	—

Net asset value, end of period	$24.43	$28.38	$21.87	$21.19	$22.21	$17.36

Total return[e]	5.53%	38.50%	11.12%	(4.59)%	27.94%	43.95%

Ratios to average net assets[f]

Expenses	0.80% [g]	0.80% [h]	0.80%	0.79%	0.79%	0.80%	[h]

Net investment income (loss)	(0.32)%	(0.35)%	(0.03)% [c]	(0.21)%	(0.07)%	(0.72)%	[d]

Supplemental data

Net assets, end of period (000’s)	$100,425	$98,020	$75,977	$76,384	$89,826	$79,670

Portfolio turnover rate	25.05%	42.77%	41.44%	45.00%	46.69%	63.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.16)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payment by affiliate rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.16	$21.04	$20.49	$21.54	$16.87	$11.75

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.14)	(0.06)[c]	(0.10)	(0.06)	(0.13)[d]

Net realized and unrealized gains (losses)	1.42	7.85	2.19	(0.95)	4.73	5.25

Total from investment operations	1.34	7.71	2.13	(1.05)	4.67	5.12

Less distributions from net realized gains	(5.40)	(1.59)	(1.58)	—	—	—

Net asset value, end of period	$23.10	$27.16	$21.04	$20.49	$21.54	$16.87

Total return[e]	5.37%	38.15%	10.85%	(4.87)%	27.68%	43.57%

Ratios to average net assets[f]

Expenses	1.05% [g]	1.05% [h]	1.05%	1.04%	1.04%	1.05%	[h]

Net investment income (loss)	(0.57)%	(0.60)%	(0.28)% [c]	(0.46)%	(0.32)%	(0.92)%	[d]

Supplemental data

Net assets, end of period (000’s)	$630,357	$660,806	$670,193	$717,086	$939,481	$813,480

Portfolio turnover rate	25.05%	42.77%	41.44%	45.00%	46.69%	63.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.41)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payment by affiliate rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.72	$21.47	$20.90	$21.98	$17.24	$12.02

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)	(0.17)	(0.09)[c]	(0.12)	(0.07)	(0.15)[d]

Net realized and unrealized gains (losses)	1.44	8.01	2.24	(0.96)	4.81	5.37

Total from investment operations	1.35	7.84	2.15	(1.08)	4.74	5.22

Less distributions from net realized gains	(5.40)	(1.59)	(1.58)	—	—	—

Net asset value, end of period	$23.67	$27.72	$21.47	$20.90	$21.98	$17.24

Total return[e]	5.30%	37.99%	10.79%	(4.91)%	27.49%	43.43%

Ratios to average net assets[f]

Expenses	1.15% [g]	1.15% [h]	1.15%	1.14%	1.14%	1.15%	[h]

Net investment income (loss)	(0.67)%	(0.70)%	(0.38)% [c]	(0.56)%	(0.42)%	(1.07)%	[d]

Supplemental data

Net assets, end of period (000’s)	$18,390	$19,132	$12,000	$12,664	$15,413	$11,029

Portfolio turnover rate	25.05%	42.77%	41.44%	45.00%	46.69%	63.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.51)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payment by affiliate rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

FSC-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

		Shares	Value
	Common Stocks 98.2%
	Consumer Discretionary 20.6%
a	AMC Networks Inc., A	41,800	$2,570,282
	BorgWarner Inc.	108,000	7,040,520
a	BRP Inc. (Canada)	118,400	2,919,893
a	Buffalo Wild Wings Inc.	33,500	5,551,285
a	Charter Communications Inc., A	26,900	4,260,422
a	Chipotle Mexican Grill Inc.	11,600	6,873,116
	Dick’s Sporting Goods Inc.	149,000	6,937,440
	GNC Holdings Inc., A	43,700	1,490,170
a	Grand Canyon Education Inc.	103,300	4,748,701
	Harman International Industries Inc.	44,200	4,748,406
a	HomeAway Inc.	116,300	4,049,566
a,b	Imax Corp. (Canada)	136,800	3,896,064
a	Jarden Corp.	127,900	7,590,865
a	Kate Spade & Co.	75,200	2,868,128
	KB Home	416,800	7,785,824
a	Liberty Media Corp., A	46,100	6,300,948
a	Liberty Ventures, A	62,400	4,605,120
	Marriott International Inc., A	77,900	4,993,390
a	Michael Kors Holdings Ltd.	36,100	3,200,265
a	Netflix Inc.	16,300	7,181,780
a	Norwegian Cruise Line Holdings Ltd.	155,600	4,932,520
	The Ryland Group Inc.	100,300	3,955,832
a	Shutterfly Inc.	88,700	3,819,422
	Starwood Hotels & Resorts Worldwide Inc.	79,200	6,400,944
a	Tenneco Inc.	130,000	8,541,000
	Tractor Supply Co.	69,500	4,197,800
a	Under Armour Inc., A	127,876	7,607,343
	Wolverine World Wide Inc.	273,100	7,116,986
	Wynn Resorts Ltd.	40,700	8,447,692

			154,631,724

	Consumer Staples 4.1%
a	Boston Beer Inc., A	22,700	5,073,904
	Mead Johnson Nutrition Co., A	102,400	9,540,608
a	Monster Beverage Corp.	74,300	5,277,529
a	TreeHouse Foods Inc.	79,200	6,341,544
	Whole Foods Market Inc.	116,900	4,515,847

			30,749,432

	Energy 6.9%
	Cabot Oil & Gas Corp., A	193,300	6,599,262
a	Cameron International Corp.	39,700	2,688,087
a	Concho Resources Inc.	67,300	9,724,850
a	Diamondback Energy Inc.	67,100	5,958,480
a	Eclipse Resources Corp.	84,400	2,120,972
a	Memorial Resource Development Corp.	81,900	1,995,084
a	Oasis Petroleum Inc.	195,400	10,920,906
	Oceaneering International Inc.	41,100	3,211,143
a	Rex Energy Corp.	193,300	3,423,343
	Superior Energy Services Inc.	131,900	4,766,866

			51,408,993

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Financials 6.0%
a	Affiliated Managers Group Inc.	48,400	$9,941,360
	Brown & Brown Inc.	129,800	3,986,158
	Intercontinental Exchange Inc.	43,808	8,275,331
	Jones Lang LaSalle Inc.	26,600	3,361,974
	Lazard Ltd., A	107,400	5,537,544
a	Signature Bank	68,500	8,643,330
	T. Rowe Price Group Inc.	62,100	5,241,861

			44,987,558

	Health Care 19.9%
a	Actavis PLC	40,600	9,055,830
	Agilent Technologies Inc.	95,000	5,456,800
a	Alexion Pharmaceuticals Inc.	36,100	5,640,625
a	Alnylam Pharmaceuticals Inc.	51,100	3,227,987
a	BioMarin Pharmaceutical Inc.	28,100	1,748,101
a	CareFusion Corp.	105,900	4,696,665
a	Catamaran Corp.	121,300	5,356,608
a	Celldex Therapeutics Inc.	209,800	3,423,936
a	Cerner Corp.	102,800	5,302,424
	The Cooper Cos. Inc.	54,800	7,427,044
a	DaVita HealthCare Partners Inc.	105,700	7,644,224
	DENTSPLY International Inc.	112,500	5,326,875
a	DexCom Inc.	54,400	2,157,504
a	Edwards Lifesciences Corp.	35,200	3,021,568
a	Envision Healthcare Holdings Inc.	144,200	5,178,222
a	HCA Holdings Inc.	148,300	8,361,154
a	HeartWare International Inc.	30,806	2,726,331
a	HMS Holdings Corp.	129,300	2,639,013
a	Illumina Inc.	30,100	5,374,054
a	Incyte Corp.	57,500	3,245,300
a	Insulet Corp.	51,000	2,023,170
a	Karyopharm Therapeutics Inc.	66,213	3,082,215
a	Medivation Inc.	51,546	3,973,166
a	Mettler-Toledo International Inc.	29,700	7,519,446
	Perrigo Co. PLC	57,885	8,437,317
a	Puma Biotechnology Inc.	14,100	930,600
a	Quintiles Transnational Holdings Inc.	140,300	7,476,587
a	Sagent Pharmaceuticals Inc.	154,800	4,003,128
	St. Jude Medical Inc.	74,700	5,172,975
a	Tandem Diabetes Care Inc.	87,968	1,430,360
a	Vertex Pharmaceuticals Inc.	26,100	2,471,148
	Zoetis Inc.	173,100	5,585,937

			149,116,314

	Industrials 19.1%
	Acuity Brands Inc.	39,500	5,460,875
a	The Advisory Board Co.	81,300	4,211,340
	Allegiant Travel Co.	53,612	6,313,885
	AMETEK Inc.	195,500	10,220,740
a	Colfax Corp.	104,300	7,774,522
a	DigitalGlobe Inc.	170,100	4,728,780
	Flowserve Corp.	111,000	8,252,850

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Industrials (continued)
a	Genesee & Wyoming Inc.	56,700	$5,953,500
a	Hexcel Corp.	134,000	5,480,600
a	IHS Inc., A	68,200	9,252,694
	Interface Inc.	142,400	2,682,816
	J.B. Hunt Transport Services Inc.	63,100	4,655,518
a	Jacobs Engineering Group Inc.	74,200	3,953,376
	Kansas City Southern	37,700	4,053,127
	The Manitowoc Co. Inc.	187,000	6,144,820
a	Proto Labs Inc.	36,400	2,981,888
	Robert Half International Inc.	149,200	7,122,808
	Rockwell Automation Inc.	31,700	3,967,572
	Roper Industries Inc.	84,770	12,377,268
a	Spirit Airlines Inc.	94,200	5,957,208
	Towers Watson & Co.	23,100	2,407,713
a	United Rentals Inc.	76,900	8,053,737
a	Verisk Analytics Inc., A	51,300	3,079,026
	W.W. Grainger Inc.	12,600	3,203,802
a	WABCO Holdings Inc.	43,200	4,614,624

			142,905,089

	Information Technology 19.1%
a	Alliance Data Systems Corp.	22,500	6,328,125
a	ANSYS Inc.	91,500	6,937,530
	Applied Materials Inc.	346,400	7,811,320
	Avago Technologies Ltd. (Singapore)	111,300	8,021,391
a	Bottomline Technologies Inc.	112,500	3,366,000
a	Cognex Corp.	180,100	6,915,840
a	Demandware Inc.	52,500	3,641,925
a	Electronic Arts Inc.	125,000	4,483,750
a	Equinix Inc.	25,000	5,252,250
a	FleetCor Technologies Inc.	58,100	7,657,580
a	Global Eagle Entertainment Inc.	233,700	2,897,880
	Intersil Corp., A	544,900	8,146,255
a	JDS Uniphase Corp.	316,400	3,945,508
	Lam Research Corp.	57,700	3,899,366
a	LinkedIn Corp., A	39,100	6,704,477
	Maxim Integrated Products Inc.	146,600	4,956,546
a	NetSuite Inc.	33,400	2,901,792
a	NXP Semiconductors NV (Netherlands)	156,200	10,337,316
a	Pandora Media Inc.	71,000	2,094,500
a	Red Hat Inc.	56,100	3,100,647
a	Semtech Corp.	94,700	2,476,405
a	ServiceNow Inc.	34,700	2,150,012
a,b	Stratasys Ltd.	22,004	2,500,315
a	Trimble Navigation Ltd.	210,400	7,774,280
a	Twitter Inc.	55,600	2,277,932
a	ViaSat Inc.	101,900	5,906,124
a	Workday Inc.	19,600	1,761,256
	Xilinx Inc.	76,100	3,600,291
a	Yelp Inc.	66,300	5,083,884

			142,930,497

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials 1.9%
	Cytec Industries Inc.	52,900	$5,576,718
	H.B. Fuller Co.	79,013	3,800,525
	Martin Marietta Materials Inc.	36,400	4,806,620

			14,183,863

	Utilities 0.6%
a	Calpine Corp.	191,000	4,547,710

	Total Common Stocks (Cost $471,135,034)		735,461,180

	Short Term Investments 3.1%
	Money Market Funds (Cost $19,150,716) 2.5%
a,c	Institutional Fiduciary Trust Money Market Portfolio	19,150,716	19,150,716

d	Investments from Cash Collateral Received for Loaned Securities (Cost $4,321,503) 0.6%
	Money Market Funds 0.6%
e	BNY Mellon Overnight Government Fund, 0.082%	4,321,503	4,321,503

	Total Investments (Cost $494,607,253) 101.3%		758,933,399
	Other Assets, less Liabilities (1.3)%		(9,761,998)

	Net Assets 100.0%		$749,171,401

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2014. See Note 1(c).

cSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

FSC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$475,456,537
Cost - Sweep Money Fund (Note 3e)	19,150,716

Total cost of investments	$494,607,253

Value - Unaffiliated issuers	$739,782,683
Value - Sweep Money Fund (Note 3e)	19,150,716

Total value of investments (includes securities loaned in the amount of $4,301,966)	758,933,399
Receivables:
Investment securities sold	2,521,723
Capital shares sold	53,985
Dividends and interest	140,936
Other assets	353

Total assets	761,650,396

Liabilities:
Payables:
Investment securities purchased	6,065,467
Capital shares redeemed	1,137,750
Management fees	459,462
Distribution fees	267,264
Payable upon return of securities loaned	4,321,503
Accrued expenses and other liabilities	227,549

Total liabilities	12,478,995

Net assets, at value	$749,171,401

Net assets consist of:
Paid-in capital	$389,571,414
Undistributed net investment income (loss)	(1,988,255)
Net unrealized appreciation (depreciation)	264,326,146
Accumulated net realized gain (loss)	97,262,096

Net assets, at value	$749,171,401

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Class 1:
Net assets, at value	$100,424,646

Shares outstanding	4,111,516

Net asset value and maximum offering price per share	$24.43

Class 2:
Net assets, at value	$630,356,534

Shares outstanding	27,292,576

Net asset value and maximum offering price per share	$23.10

Class 4:
Net assets, at value	$18,390,221

Shares outstanding	776,889

Net asset value and maximum offering price per share	$23.67

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends	$1,799,989
Income from securities loaned	18,389

Total investment income	1,818,378

Expenses:
Management fees (Note 3a)	2,851,950
Distribution fees: (Note 3c)
Class 2	786,304
Class 4	32,520
Custodian fees (Note 4)	3,475
Reports to shareholders	106,043
Professional fees	22,121
Trustees’ fees and expenses	1,531
Other	9,157

Total expenses	3,813,101
Expenses waived/paid by affiliates (Note 3e)	(3,806)

Net expenses	3,809,295

Net investment income (loss)	(1,990,917)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	97,768,125
Foreign currency transactions	(4,711)

Net realized gain (loss)	97,763,414

Net change in unrealized appreciation (depreciation) on investments	(57,175,326)

Net realized and unrealized gain (loss)	40,588,088

Net increase (decrease) in net assets resulting from operations	$38,597,171

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,990,917)	$(4,372,919)
Net realized gain (loss) from investments and foreign currency transactions	97,763,414	148,360,735
Net change in unrealized appreciation (depreciation) on investments	(57,175,326)	103,931,403

Net increase (decrease) in net assets resulting from operations	38,597,171	247,919,219

Distributions to shareholders from:
Net realized gains:
Class 1	(18,164,400)	(5,305,025)
Class 2	(120,447,127)	(39,304,696)
Class 4	(3,536,394)	(836,392)

Total distributions to shareholders	(142,147,921)	(45,446,113)

Capital share transactions: (Note 2)
Class 1	15,347,680	(739,844)
Class 2	57,572,256	(185,107,692)
Class 4	1,843,731	3,163,185

Total capital share transactions	74,763,667	(182,684,351)

Net increase (decrease) in net assets	(28,787,083)	19,788,755
Net assets:
Beginning of period	777,958,484	758,169,729

End of period	$749,171,401	$777,958,484

Undistributed net investment income (loss) included in net assets:
End of period	$(1,988,255)	$2,662

FSC-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 43.70% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Small-Mid Cap Growth Securities Fund was renamed the Franklin Small-Mid Cap Growth VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain for-

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

eign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	138,957	$3,929,222	208,707	$5,257,737

Shares issued in reinvestment of distributions	759,699	18,164,400	224,030	5,305,025

Shares redeemed	(240,456)	(6,745,942)	(452,875)	(11,302,606)

Net increase (decrease)	658,200	$15,347,680	(20,138)	$(739,844)

Class 2 Shares:

Shares sold	387,852	$10,529,480	1,537,143	$36,852,173

Shares issued in reinvestment of distributions	5,327,162	120,447,127	1,732,248	39,304,696

Shares redeemed	(2,752,692)	(73,404,351)	(10,791,872)	(261,264,561)

Net increase (decrease)	2,962,322	$57,572,256	(7,522,481)	$(185,107,692)

Class 4 Shares:

Shares sold	31,151	$882,799	272,840	$6,706,822

Shares issued on reinvestment of distributions	152,628	3,536,394	36,098	836,392

Shares redeemed	(97,102)	(2,575,462)	(177,757)	(4,380,029)

Net increase (decrease)	86,677	$1,843,731	131,181	$3,163,185

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$495,150,218

Unrealized appreciation	$271,126,675

Unrealized depreciation	(7,343,494)

Net unrealized appreciation (depreciation)	$263,783,181

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $187,105,896 and $261,171,372, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a]	$735,461,180	$—	$—	$735,461,180

Short Term Investments	19,150,716	4,321,503	—	23,472,219

Total Investments in Securities	$754,611,896	$4,321,503	$—	$758,933,399

aFor detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Strategic Income VIP Fund

(Formerly, Franklin Strategic Income Securities Fund)

This semiannual report for Franklin Strategic Income VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin Strategic Income VIP Fund – Class 2 delivered a +4.15% total return* for the six-month period ended June 30, 2014.

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goals and Main Investments: Franklin Strategic Income VIP Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks: All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index, delivered a +3.93% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, produced a +4.66% return.2

Economic and Market Overview

The U.S. economy continued to show signs of recovery during the six-month period ended June 30, 2014. Economic activity increased toward period-end after severe weather conditions and a slowdown in health care spending led to a contraction in the first quarter of 2014. Manufacturing activity expanded during the period under review, despite a slowdown in January. Except for a sharp rebound in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago. The unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Inflation, as measured by the Consumer Price Index, picked up toward the end of the period.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting while adopting a more qualitative approach to rate-hike guidance. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering and remained committed to keeping interest rates low for a considerable amount of time after the asset-purchase program ends.

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.53% on June 30, 2014, given subdued economic data, the crises in Ukraine and Iraq, growth concerns about emerging markets and lower Treasury issuance.

Outside the U.S., the recovery was mixed during the period under review. The recovery in emerging markets moderated from fairly strong levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, the eurozone and Japan continued to experience growth that was slow by the standards of previous recoveries. As fears eased surrounding the issues of European sovereign debt, the possibility of another U.S. recession and a potential Chinese “hard landing,” financial market performance was positive. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported risk assets as equity markets performed well. Policymakers in the largest developed economies adjusted their unprecedented efforts to supply liquidity. The European Central Bank took the unusual step of charging banks to hold

1. Source: © 2014 Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN STRATEGIC INCOME VIP FUND

their deposits. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment. During the period, investors became concerned with geopolitical issues surrounding rising tensions between Russia and Ukraine.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

In somewhat of a reversal of the trend set during 2013, during the first half of 2014, longer term U.S. interest rates declined because of weaker first-quarter economic growth, supported by expectations for the Fed to remain on hold with its target short-term rate well into 2015. Even with the prospect for the Fed to discontinue purchases of government securities as part of its quantitative easing program by the end of 2014, the 10-year Treasury yield fell from 3.04% to 2.53% by period-end. Notwithstanding geopolitical flare-ups with Russia and Ukraine and in the Middle East, equity markets continued to post gains during the period, with the Standard & Poor’s® 500 Index gaining 7.14%, supported by corporate earnings and an improving U.S. economic growth outlook for the balance of the year.1

The Fund posted a positive total return for the review period, performing in line with the Barclays U.S. Aggregate Index, while slightly trailing the Lipper Multi-Sector peer average. Given the decline in longer term rates during the period, longer duration U.S. fixed income securities performed well. Additionally, some compression in the spread sectors, including for corporate credit, supported the corporate sectors of the fixed

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the Statement of Investments (SOI).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

income market. Relative to the Fund’s benchmarks, exposure to high yield and longer duration municipal securities added to performance, while the Fund’s generally shorter duration positioning detracted from relative returns.

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FRANKLIN STRATEGIC INCOME VIP FUND

Within the corporate credit sector, fundamentals remained broadly supportive, with below-average default and distress rates, access to low-cost debt refinancing, rising equity markets and generally growing corporate earnings. However, as is typical several years into an economic recovery, many corporations have begun to focus their activities on more shareholder friendly actions, such as stock buybacks, dividends, and mergers and acquisitions. Also, the quality, structure and covenant protection of certain new corporate bond and leveraged loan new issues have also declined. Nonetheless, although spread valuations for the corporate credit markets have narrowed since the financial crisis, given a constructive fundamental backdrop, we still see value in these sectors. In addition, high yield corporates and leveraged loans have tended to be less sensitive to rate changes than traditional fixed income sectors, which may allow those sectors to be more defensive investments if U.S. rates were to increase in the future. However, given the total return outperformance for high yield bonds since mid-2013, we began to pare high yield weightings in favor of leveraged loans. Relative to high yield and loans, the Fund held a lesser weighting to investment grade corporates, given greater sensitivity to interest rates and current yield spread valuations.

Looking outside the U.S., although the broad trade-weighted U.S. dollar ended the period relatively flat for the first half of 2014, performance varied broadly by country and currency. In terms of the Fund’s positioning, exposures to the Brazilian real, South Korean won, Malaysian ringgit and Indian rupee added to returns. On the other hand, exposures to the Chilean peso and Uruguayan peso detracted as those currencies declined during the period. In addition, the Fund’s long exposure in the Hungarian forint and Swedish krona negatively impacted returns, as those currencies declined more than the euro (which the Fund had sold against them in a proxy hedge using currency forward contracts). The Fund’s short position in the Japanese yen, achieved through currency forward contracts, also constrained performance as that currency appreciated partly due to lower U.S. interest rate expectations. The Fund maintained a fairly modest exposure to hard currency emerging market bonds considering current valuations.

The portfolio utilized derivatives, including currency forwards and credit derivatives. Currency forwards are typically used to take long and short positions in currencies and as a tool to hedge currency risk. Credit derivatives can be used to hedge against credit risk or to otherwise enhance Fund returns by taking long or short positions in individual credits or baskets of credits in various sectors including in the corporate, municipal, sovereign and securitized markets.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

With the decline in U.S. intermediate and longer term rates, the more rate-sensitive fixed income sectors (Treasuries, agencies and mortgage-backed securities) generally posted positive returns during the period. The Fund maintained a lower exposure to these sectors relative to our corporate and global positionings, preferring what we deemed as higher income opportunities in those spread and currency sectors.

The combination of lower U.S. rates and some inflows into dedicated municipal bond funds helped support performance in this sector. However, although Puerto Rico was able to issue bonds earlier in the period, by period-end the prospect that Puerto Rico might try to actively restructure certain of its quasi-government debt obligations pushed bond prices lower, including those held by the Fund from that commonwealth.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14

Actual	$1,000	$1,041.50	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.64	$13.17	$12.55	$12.99	$12.28	$10.58

Income from investment operations[a]:

Net investment income[b]	0.28	0.59	0.65	0.69	0.72	0.70

Net realized and unrealized gains (losses)	0.26	(0.15)	0.92	(0.32)	0.61	1.95

Total from investment operations	0.54	0.44	1.57	0.37	1.33	2.65

Less distributions from:

Net investment income and net foreign currency gains	(0.78)	(0.80)	(0.93)	(0.81)	(0.62)	(0.95)

Net realized gains	(0.25)	(0.17)	(0.02)	—	—	—

Total distributions	(1.03)	(0.97)	(0.95)	(0.81)	(0.62)	(0.95)

Net asset value, end of period	$12.15	$12.64	$13.17	$12.55	$12.99	$12.28

Total return[c]	4.27%	3.52%	13.12%	2.78%	11.21%	26.11%

Ratios to average net assets[d]

Expenses	0.62% [e,f]	0.60% [e]	0.58%	0.60% [e]	0.59% [e]	0.58% [e]

Net investment income	4.37%	4.58%	5.04%	5.36%	5.71%	6.13%

Supplemental data

Net assets, end of period (000’s)	$656,691	$705,493	$1,019,537	$1,043,690	$1,195,149	$1,173,313

Portfolio turnover rate	24.60%	48.06%	49.98%	55.65%	56.46%	56.19%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.60%	47.01%	48.75%	55.65%	56.46%	56.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

FSI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.30	$12.84	$12.27	$12.72	$12.05	$10.41

Income from investment operations[a]:

Net investment income[b]	0.25	0.54	0.60	0.64	0.68	0.66

Net realized and unrealized gains (losses)	0.26	(0.13)	0.89	(0.30)	0.59	1.91

Total from investment operations	0.51	0.41	1.49	0.34	1.27	2.57

Less distributions from:

Net investment income and net foreign currency gains	(0.75)	(0.78)	(0.90)	(0.79)	(0.60)	(0.93)

Net realized gains	(0.25)	(0.17)	(0.02)	—	—	—

Total distributions	(1.00)	(0.95)	(0.92)	(0.79)	(0.60)	(0.93)

Net asset value, end of period	$11.81	$12.30	$12.84	$12.27	$12.72	$12.05

Total return[c]	4.15%	3.32%	12.75%	2.57%	10.91%	25.75%

Ratios to average net assets[d]

Expenses	0.87% [e,f]	0.85% [e]	0.83%	0.85% [e]	0.84% [e]	0.83% [e]

Net investment income	4.12%	4.33%	4.79%	5.11%	5.46%	5.88%

Supplemental data

Net assets, end of period (000’s)	$193,514	$175,307	$158,451	$123,749	$101,347	$68,240

Portfolio turnover rate	24.60%	48.06%	49.98%	55.65%	56.46%	56.19%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.60%	47.01%	48.75%	55.65%	56.46%	56.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.51	$13.04	$12.44	$12.88	$12.20	$10.54

Income from investment operations[a]:

Net investment income[b]	0.25	0.54	0.60	0.64	0.67	0.66

Net realized and unrealized gains (losses)	0.26	(0.14)	0.91	(0.31)	0.60	1.94

Total from investment operations	0.51	0.40	1.51	0.33	1.27	2.60

Less distributions from:

Net investment income and net foreign currency gains	(0.72)	(0.76)	(0.89)	(0.77)	(0.59)	(0.94)

Net realized gains	(0.25)	(0.17)	(0.02)	—	—	—

Total distributions	(0.97)	(0.93)	(0.91)	(0.77)	(0.59)	(0.94)

Net asset value, end of period	$12.05	$12.51	$13.04	$12.44	$12.88	$12.20

Total return[c]	4.09%	3.17%	12.67%	2.46%	10.88%	25.52%

Ratios to average net assets[d]

Expenses	0.97% [e,f]	0.95% [e]	0.93%	0.95% [e]	0.94% [e]	0.93% [e]

Net investment income	4.02%	4.23%	4.69%	5.01%	5.36%	5.78%

Supplemental data

Net assets, end of period (000’s)	$132,122	$134,970	$196,479	$188,786	$188,178	$162,074

Portfolio turnover rate	24.60%	48.06%	49.98%	55.65%	56.46%	56.19%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.60%	47.01%	48.75%	55.65%	56.46%	56.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

FSI-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin Strategic Income VIP Fund

		Country	Shares		Value

	Common Stocks 0.4%
	Consumer Services 0.3%
a,b,c	Turtle Bay Resort	United States	1,901,449		$2,852,173

	Materials 0.1%
	NewPage Holdings Inc.	United States	5,000		415,000

	Transportation 0.0%†
a	CEVA Holdings LLC	United Kingdom	224		246,708

	Total Common Stocks (Cost $3,434,985)				3,513,881

	Convertible Preferred Stocks 0.1%
	Transportation 0.1%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		8,700
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486		534,061

	Total Convertible Preferred Stocks (Cost $731,856)				542,761

	Preferred Stocks (Cost $625,000) 0.1%
	Diversified Financials 0.1%
	GMAC Capital Trust I, 8.125%, pfd.	United States	25,000		682,500

			Principal Amount*
	Corporate Bonds 36.2%
	Automobiles & Components 0.7%
d	Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	1,400,000	EUR	2,045,445
d	General Motors Co., senior bond, 144A, 4.875%, 10/02/23	United States	2,400,000		2,538,000
	The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,000,000		2,180,000

					6,763,445

	Banks 2.8%
	Bank of America Corp.,
	[e]junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000		2,825,995
	senior note, 5.65%, 5/01/18	United States	1,500,000		1,701,137
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,000,000		1,077,187
	5.00%, 8/15/22	United States	2,500,000		2,596,875
	Citigroup Inc.,
	[e]junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	700,000		716,181
	senior note, 3.875%, 10/25/23	United States	3,000,000		3,077,043
	sub. bond, 5.50%, 9/13/25	United States	1,500,000		1,675,737
	sub. note, 4.05%, 7/30/22	United States	300,000		307,724
	JPMorgan Chase & Co.,
	[e]junior sub. bond, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000		199,840
	[e]junior sub. bond, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,537,500
	senior note, 4.25%, 10/15/20	United States	2,000,000		2,172,280
	sub. note, 3.375%, 5/01/23	United States	1,000,000		982,841
	Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,000,000		1,190,089
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,095,625
	The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,500,000	EUR	2,384,127
e	Wells Fargo & Co., S, junior sub. bond, 5.90% to 6/15/14, FRN thereafter, Perpetual	United States	3,500,000		3,714,375

					27,254,556

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Capital Goods 0.8%
d	Abengoa Finance SAU, senior note, 144A,
	8.875%, 11/01/17	Spain	2,000,000		$2,263,750
	7.75%, 2/01/20	Spain	200,000		223,125
d	KM Germany Holdings GmbH, secured note, 144A, 8.75%, 12/15/20	Germany	1,500,000	EUR	2,314,798
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000		1,571,250
	Terex Corp., senior note, 6.00%, 5/15/21	United States	1,000,000		1,082,500
d	TransDigm Inc.,
	senior sub. bond, 144A, 6.50%, 7/15/24	United States	500,000		521,250
	senior sub. note, 144A, 6.00%, 7/15/22	United States	400,000		411,500

					8,388,173

	Consumer Durables & Apparel 0.8%
d	Financiere Gaillon 8 SAS, senior note, 144A, 7.00%, 9/30/19	France	1,200,000	EUR	1,673,125
	KB Home, senior note,
	4.75%, 5/15/19	United States	1,000,000		1,010,000
	7.00%, 12/15/21	United States	1,600,000		1,748,000
	M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	800,000		856,000
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,177,000
	Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000		1,312,500

					7,776,625

	Consumer Services 1.0%
	Caesars Entertainment Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000		2,760,000
d,f	Financiere Quick SAS, 144A, FRN, 7.825%, 10/15/19	France	1,600,000	EUR	2,209,394
d,g	Fontainebleau Las Vegas, senior secured note, first lien, 144A, 11.00%, 6/15/15	United States	2,500,000		15,625
	MGM Resorts International, senior note,
	6.625%, 7/15/15	United States	3,000,000		3,157,500
	6.75%, 10/01/20	United States	200,000		223,750
	6.625%, 12/15/21	United States	500,000		556,875
	Pinnacle Entertainment Inc., senior note, 6.375%, 8/01/21	United States	700,000		742,000

					9,665,144

	Diversified Financials 2.6%
	Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	3,000,000		3,626,250
	Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	4,000,000		3,939,000
	E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	1,400,000		1,522,500
	General Electric Capital Corp.,
	senior note, A, 8.50%, 4/06/18	United States	29,000,000	MXN	2,530,385
	sub. note, 5.30%, 2/11/21	United States	500,000		569,131
	General Motors Financial Co. Inc., senior note, 3.25%, 5/15/18	United States	900,000		913,500
	GMAC Inc., sub. note, 8.00%, 12/31/18	United States	500,000		596,250
d	KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	2,500,000		2,951,462
	Morgan Stanley, senior note,
	6.00%, 4/28/15	United States	1,000,000		1,046,686
	5.50%, 7/24/20	United States	1,500,000		1,725,723
d	Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
	5.625%, 3/15/20	United States	600,000		637,500
	5.875%, 3/15/22	United States	1,400,000		1,501,500

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Diversified Financials (continued)
	SLM Corp., senior note,
	8.45%, 6/15/18	United States	1,800,000	$2,131,875
	5.50%, 1/15/19	United States	1,500,000	1,597,500

				25,289,262

	Energy 8.1%
	Access Midstream Partner LP/ACMP Finance Corp., senior note,
	5.875%, 4/15/21	United States	1,500,000	1,612,500
	6.125%, 7/15/22	United States	600,000	666,000
	CGG SA, senior note,
	7.75%, 5/15/17	France	159,000	161,783
	6.50%, 6/01/21	France	2,000,000	1,995,000
	[d] 144A, 6.875%, 1/15/22	France	700,000	701,750
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	400,000	429,000
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,250,000	2,463,750
	Chesapeake Energy Corp., senior note,
	6.625%, 8/15/20	United States	1,500,000	1,732,500
	6.125%, 2/15/21	United States	1,500,000	1,687,500
	5.75%, 3/15/23	United States	1,000,000	1,116,200
	Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,500,000	1,597,500
d	CONSOL Energy Inc., senior note, 144A, 5.875%, 4/15/22	United States	1,900,000	1,995,000
	El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,500,000	1,668,750
	Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,500,000	4,060,000
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000	1,107,819
	Energy XXI Gulf Coast Inc., senior note,
	9.25%, 12/15/17	United States	2,000,000	2,140,000
	[d] 144A, 6.875%, 3/15/24	United States	1,000,000	1,022,500
d	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	900,000	934,313
	Enterprise Products Operating LLC, junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	1,500,000	1,713,457
d	Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,000,000	2,091,250
d,h	Gaz Capital SA, (OJSC Gazprom), loan participation,
	senior bond, 144A, 6.51%, 3/07/22	Russia	500,000	544,250
	senior note, 144A, 5.092%, 11/29/15	Russia	1,500,000	1,571,572
	senior note, 144A, 3.85%, 2/06/20	Russia	1,000,000	975,335
	Halcon Resources Corp., senior note,
	9.75%, 7/15/20	United States	200,000	219,250
	8.875%, 5/15/21	United States	2,000,000	2,160,000
	9.25%, 2/15/22	United States	800,000	878,000
d	Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	2,195,000
	Linn Energy LLC/Finance Corp., senior note,
	8.625%, 4/15/20	United States	2,000,000	2,170,000
	7.75%, 2/01/21	United States	1,500,000	1,625,625
d	LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	3,000,000	2,911,005
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,800,000	1,917,000
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000	1,657,500
d	Oasis Petroleum Inc., senior note, 144A, 6.875%, 3/15/22	United States	1,300,000	1,423,500

Semiannual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Energy (continued)
	Offshore Group Investment Ltd.,
	senior bond, first lien, 7.125%, 4/01/23	United States	700,000		$715,750
	senior secured note, first lien, 7.50%, 11/01/19	United States	2,000,000		2,118,750
	Peabody Energy Corp., senior note,
	6.50%, 9/15/20	United States	2,500,000		2,531,250
	6.25%, 11/15/21	United States	1,500,000		1,501,875
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,000,000		1,122,500
	Penn Virginia Resource Partners LP/Finance Corp., senior note, 8.375%, 6/01/20	United States	1,426,000		1,620,292
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., senior note, 6.50%, 5/15/21	United States	400,000		438,000
	Plains Exploration & Production Co., senior note,
	6.125%, 6/15/19	United States	600,000		666,000
	6.875%, 2/15/23	United States	1,000,000		1,175,000
	QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	2,000,000		2,195,000
	Quicksilver Resources Inc.,
	[d,f] secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,800,000		1,764,000
	senior note, 9.125%, 8/15/19	United States	500,000		466,250
	Regency Energy Partners LP/Regency Energy Finance Corp., senior note, 5.875%, 3/01/22	United States	200,000		217,750
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,500,000		2,656,250
	first lien, 5.625%, 4/15/23	United States	900,000		940,500
	[d] senior secured note, first lien, 144A, 5.75%, 5/15/24	United States	300,000		313,125
d	Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	2,500,000		2,646,875
d	Sanchez Energy Corp., senior note, 144A,
	7.75%, 6/15/21	United States	1,700,000		1,853,000
	6.125%, 1/15/23	United States	500,000		517,500
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,500,000		2,712,500

					79,316,776

	Food & Staples Retailing 0.2%
d	Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	2,500,000		2,525,500

	Food, Beverage & Tobacco 1.2%
d	Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	United Kingdom	200,000	EUR	294,945
	Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	1,000,000		1,003,750
	Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,736,000		1,811,256
d	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	2,400,000		2,616,000
	7.25%, 6/01/21	United States	300,000		323,250
	Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	2,500,000		2,570,065
d	Post Holdings Inc., senior note, 144A,
	6.75%, 12/01/21	United States	1,600,000		1,702,000
	6.00%, 12/15/22	United States	400,000		409,000
d	Smithfield Foods Inc., senior note, 144A, 5.875%, 8/01/21	United States	600,000		637,875

					11,368,141

	Health Care Equipment & Services 1.5%
	Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	800,000		844,000
d	Cegedim SA, senior note, 144A, 6.75%, 4/01/20	France	900,000	EUR	1,348,052
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	1,500,000		1,646,250
	[d] senior note, 144A, 6.875%, 2/01/22	United States	400,000		426,000
	senior secured note, 5.125%, 8/15/18	United States	600,000		630,750

FSI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	DaVita HealthCare Partners Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000		$504,063
	senior note, 5.75%, 8/15/22	United States	1,500,000		1,608,750
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	1,500,000		1,734,375
	senior note, 5.875%, 5/01/23	United States	1,500,000		1,573,125
	senior secured note, 5.875%, 3/15/22	United States	1,400,000		1,522,500
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	1,700,000		1,972,000
	[d] 144A, 5.00%, 3/01/19	United States	500,000		508,125

					14,317,990

	Insurance 0.6%
	MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	2,500,000		2,806,250
d	Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	2,500,000		2,982,788

					5,789,038

	Materials 4.5%
	ArcelorMittal, senior note,
	6.00%, 3/01/21	Luxembourg	3,500,000		3,788,662
	6.75%, 2/25/22	Luxembourg	500,000		561,513
d	Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	900,000		1,000,125
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.25%, 1/31/19	Luxembourg	200,000		205,500
	senior note, 144A, 7.00%, 11/15/20	Luxembourg	105,882		109,985
	senior note, 144A, 6.75%, 1/31/21	Luxembourg	200,000		207,750
	[i] senior note, 144A, 6.00%, 6/30/21	Luxembourg	1,300,000		1,299,188
	senior secured note, first lien, 144A, 7.375%, 10/15/17	Luxembourg	600,000		634,125
d	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000		1,473,750
d	Cemex Finance LLC, senior secured note, 144A, 6.00%, 4/01/24	Mexico	1,000,000		1,044,375
d	Cemex SAB de CV,
	secured note, 144A, 5.875%, 3/25/19	Mexico	1,000,000		1,046,250
	senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000		2,157,500
d	Faenza GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	900,000	EUR	1,375,013
d	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	1,725,000		1,785,375
	7.00%, 2/15/21	Canada	1,725,000		1,783,219
d	FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	6.875%, 2/01/18	Australia	2,500,000		2,631,250
	8.25%, 11/01/19	Australia	1,000,000		1,092,500
d	Glencore Funding LLC,
	144A, 4.625%, 4/29/24	Switzerland	500,000		517,500
	senior note, 144A, 4.125%, 5/30/23	Switzerland	1,000,000		1,005,665
d	Ineos Finance PLC, senior secured note, 144A,
	8.375%, 2/15/19	Switzerland	200,000		219,500
	7.50%, 5/01/20	Switzerland	300,000		327,750
d	Ineos Group Holdings SA, senior note, 144A,
	6.125%, 8/15/18	Switzerland	700,000		727,125
	6.50%, 8/15/18	Switzerland	700,000	EUR	1,001,753
	5.75%, 2/15/19	Switzerland	300,000	EUR	425,471

Semiannual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
d	Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	1,000,000	EUR	$1,456,773
	Novelis Inc., senior note,
	8.375%, 12/15/17	Canada	500,000		533,625
	8.75%, 12/15/20	Canada	1,600,000		1,784,000
d	Orion Engineered Carbons Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	2,000,000	EUR	2,958,012
d,j	Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	200,000		209,100
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	900,000		954,000
	senior note, 8.50%, 5/15/18	United States	1,500,000		1,571,250
	senior note, 8.25%, 2/15/21	United States	1,000,000		1,092,500
	senior secured note, 7.125%, 4/15/19	United States	1,000,000		1,050,000
d	Sealed Air Corp., senior note, 144A,
	8.125%, 9/15/19	United States	1,000,000		1,106,250
	8.375%, 9/15/21	United States	800,000		920,000
d	U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	1,000,000	EUR	1,467,879
d	Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Canada	2,500,000		2,700,087

					44,224,320

	Media 3.4%
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	1,400,000		1,428,000
	Clear Channel Communications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	2,500,000		2,684,375
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		1,082,500
	senior sub. note, 7.625%, 3/15/20	United States	200,000		215,000
	senior sub. note, 7.625%, 3/15/20	United States	500,000		541,875
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	3,000,000		3,311,250
	DISH DBS Corp., senior note,
	7.125%, 2/01/16	United States	2,500,000		2,709,375
	6.75%, 6/01/21	United States	500,000		571,250
	5.875%, 7/15/22	United States	500,000		543,750
d	Gannett Co. Inc.,
	senior bond, 144A, 6.375%, 10/15/23	United States	1,900,000		2,033,000
	senior note, 144A, 5.125%, 7/15/20	United States	1,000,000		1,031,250
d,i	Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	1,700,000		1,718,063
d	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	1,700,000		1,772,250
	Time Warner Inc., 7.625%, 4/15/31	United States	1,500,000		2,064,007
d	Unitymedia Hessen GmbH & Co.KG/Unitymedia NRW GmbH, senior secured note, 144A, 5.625%, 4/15/23	Germany	800,000	EUR	1,196,401
d	Univision Communications Inc.,
	senior secured bond, 144A, 6.75%, 9/15/22	United States	436,000		484,505
	senior secured note, 144A, 7.875%, 11/01/20	United States	2,000,000		2,210,000
d	UPC Holding BV, senior note, 144A, 6.375%, 9/15/22	Netherlands	500,000	EUR	748,490
d	UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	2,000,000	EUR	2,914,737
d	Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	800,000		822,000
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,973,625
d	VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	900,000		968,247

					33,023,950

FSI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences 0.8%
d	Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%, 4/01/22	United States	700,000		$728,000
c,d,j	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,500,000		1,560,000
d	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,200,000		1,333,500
d	VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	2,400,000		2,559,000
	Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	2,000,000		1,981,008

					8,161,508

	Real Estate 0.1%
	Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	500,000		523,750

	Retailing 0.5%
d	Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,800,000	EUR	2,492,519
d	New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	1,300,000	GBP	2,389,078

					4,881,597

	Software & Services 1.1%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,000,000		2,067,500
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,500,000		2,568,750
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	300,000		370,125
	[d] senior secured bond, 144A, 8.25%, 1/15/21	United States	4,000,000		4,400,000
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,100,000		1,185,250

					10,591,625

	Technology Hardware & Equipment 0.2%
d	Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	2,000,000		2,140,000
d,j	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	200,000		214,500

					2,354,500

	Telecommunication Services 3.5%
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	200,000		219,500
	senior note, 6.00%, 4/01/17	United States	1,000,000		1,108,750
	senior note, 6.45%, 6/15/21	United States	1,000,000		1,090,000
d	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	2,000,000		2,205,000
d	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	800,000		828,500
d	eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,400,000		1,518,125
	Frontier Communications Corp.,
	senior bond, 7.625%, 4/15/24	United States	600,000		648,750
	senior note, 8.50%, 4/15/20	United States	2,000,000		2,370,000
	senior note, 8.75%, 4/15/22	United States	1,000,000		1,165,000
	senior note, 7.875%, 1/15/27	United States	400,000		415,500
	Intelsat Jackson Holdings SA,
	senior bond, 6.625%, 12/15/22	Luxembourg	1,600,000		1,674,000
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		1,080,000
	senior note, 7.50%, 4/01/21	Luxembourg	1,000,000		1,100,000
d	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,300,000		1,412,125
d,j	Mobile Challenger Intermediate Group SA, secured note, 144A, PIK, 8.75%, 3/15/19	Switzerland	600,000	EUR	846,320

Semiannual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
d	Play Finance 1 SA, senior note, 144A, 6.50%, 8/01/19	Poland	500,000	EUR	$736,935
d	Play Finance 2 SA, senior secured note, 144A, 5.25%, 2/01/19	Poland	800,000	EUR	1,152,748
d	Sprint Corp., senior note, 144A, 7.875%, 9/15/23	United States	500,000		557,500
	Sprint Nextel Corp., senior note,
	8.375%, 8/15/17	United States	2,000,000		2,342,500
	6.00%, 11/15/22	United States	500,000		512,500
	[d] 144A, 9.00%, 11/15/18	United States	1,500,000		1,822,500
	[d] 144A, 7.00%, 3/01/20	United States	800,000		924,000
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	300,000		321,375
	senior note, 6.542%, 4/28/20	United States	1,400,000		1,517,250
	senior note, 6.125%, 1/15/22	United States	200,000		213,000
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	3,000,000		3,361,719
d	Wind Acquisition Finance SA, senior secured note, 144A,
	[i] 4.00%, 7/15/20	Italy	600,000	EUR	822,184
	7.00%, 4/23/21	Italy	2,000,000	EUR	2,949,740

					34,915,521

	Transportation 0.7%
d	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000		952,875
	senior note, 144A, 9.75%, 5/01/20	United States	400,000		424,500
	Hertz Corp., senior note,
	6.75%, 4/15/19	United States	1,500,000		1,597,500
	6.25%, 10/15/22	United States	1,500,000		1,595,625
d	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	900,000		960,750
d	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,100,000		1,119,250

					6,650,500

	Utilities 1.1%
d	Calpine Corp.,
	senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	600,000		636,000
	senior secured note, 144A, 7.875%, 7/31/20	United States	454,000		494,860
	senior secured note, 144A, 7.50%, 2/15/21	United States	1,492,000		1,620,685
	senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000		108,250
d,e	EDF SA,
	junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	500,000		523,295
	sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000		3,063,450
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,000,000		2,080,000
d,g	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	3,000,000		2,752,500

					11,279,040

	Total Corporate Bonds (Cost $329,953,928)				355,060,961

f,k	Senior Floating Rate Interests 16.3%
	Automobiles & Components 0.6%
i	August LuxUK Holding Co.,
	First Lien Term Loan, 6.25%, 4/27/18	Luxembourg	519,132		526,270
	Lux Second Lien, 11.25%, 4/27/19	Luxembourg	114,872		116,021

FSI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
f,k	Senior Floating Rate Interests (continued)
	Automobiles & Components (continued)
i	August U.S. Holding Co. Inc.,
	First Term Loan, 6.25%, 4/27/18	United States	156,162	$158,309
	U.S. Second Lien, 11.50%, 4/27/19	United States	37,613	37,989
	FRAM Group Holdings Inc. (Autoparts Holdings),
	Second Lien Term Loan, 10.50%, 1/29/18	United States	2,083,899	1,979,704
	Term Loan, 6.50%, 7/29/17	United States	1,303,518	1,306,776
i	Gates Global LLC, Term Loan B, 5.50%, 7/20/21	United States	383,269	382,520
i	Grede Holdings LLC, Initial Term Loan, 6.00%, 6/02/21	United States	590,600	593,430
i	Henniges Automotive Holdings Inc., Term Loans, 7.25%, 6/12/21	United States	458,822	464,557

				5,565,576

	Capital Goods 1.0%
i	Alfred Fueling Systems Inc. (Wayne Fueling),
	Second Lien Term Loan, 9.75%, 6/18/22	United States	621,400	623,989
	Term Loan B, 6.00%, 6/18/21	United States	436,400	438,400
	Doncasters U.S. Finance LLC, Term B Loans, 4.50%, 4/09/20	United States	273,010	274,034
l	Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	190,406	170,002
	Husky Injection Molding Systems Ltd., Term Loan, 5.50%, 6/30/21	United States	108,500	109,178
	Quikrete Holdings Inc., First Lien Initial Loan, 4.00%, 9/26/20	United States	1,421,949	1,425,949
	Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	2,582,186	2,596,710
	Signode Industrial Group U.S. Inc., Initial Term B Loan, 4.00%, 5/01/21	United States	1,007,000	1,004,902
	TransDigm Inc.,
	Tranche C Term Loan, 3.75%, 2/28/20	United States	670,490	668,773
	Tranche D Term Loan, 3.75%, 6/04/21	United States	688,600	686,276
	Wesco Distribution Inc., Tranche B-1 Loan, 3.75%, 12/12/19	United States	1,311,607	1,314,394
i	WireCo Worldgroup Inc., Term Loan, 7.00%, 2/15/17	United States	48,976	49,435

				9,362,042

	Commercial & Professional Services 0.8%
i	AlixPartners LLP, Second Lien 2013 Recapitalization Term Loan, 9.00%, 7/10/21	United States	374,569	380,812
	Altegrity Inc., Tranche D Term Loan, 7.75%, 2/21/15	United States	2,846,512	2,835,837
	EnergySolutions LLC, Term Advance, 6.75%, 5/29/20	United States	336,100	341,141
	Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	4,239,620	4,281,355

				7,839,145

	Consumer Durables & Apparel 0.3%
i	Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	2,757,913	2,748,434

	Consumer Services 1.2%
i	24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	1,651,572	1,663,616
i	Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	2,504,370	2,521,414
	Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	345,900	348,062
	Fitness International LLC, Term Loan B, 6.75%, 6/30/20	United States	1,431,700	1,428,718
	TGI Friday’s Inc., Term Loan B, 6.50%, 6/24/20	United States	173,500	173,934
c,j	Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	6,326,938	6,026,408

				12,162,152

	Diversified Financials 0.5%
	Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	544,353	546,848
	Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	4,180,612	4,187,928

				4,734,776

Semiannual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
f,k	Senior Floating Rate Interests (continued)
	Energy 0.1%
	Bowie Resource Holdings LLC, 2nd Lien Initial Term Loan, 11.75%, 2/16/21	United States	285,714	$292,857
	McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/11/19	United States	727,457	733,186
i	Utex Industries Inc., First Lien Initial Term Loan, 5.00%, 5/22/21	United States	368,856	372,775

				1,398,818

	Food & Staples Retailing 0.2%
	AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	1,805,558	1,753,648

	Food, Beverage & Tobacco 0.2%
	Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%, 2/24/20	United States	1,673,454	1,665,086
	CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan, 8.50%, 7/03/21	United States	128,913	131,653
	Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	313,400	316,314

				2,113,053

	Health Care Equipment & Services 2.0%
	Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	641,944	656,923
	CDRH Merger Sub II Inc. (Healogics, Inc.), Initial Term Loan, 6.50%, 7/01/21	United States	135,800	134,442
	Community Health Systems Inc., 2021 Term D Loan, 4.25%, 1/27/21	United States	4,127,114	4,157,745
	Connolly LLC,
	2nd Lien Initial Term Loan, 8.00%, 5/14/22	United States	423,200	431,135
	[i] Initial Term Loan, 5.00%, 5/14/21	United States	1,775,865	1,801,393
i	DaVita HealthCare Partners Inc., Tranche B Term Loan, 5.00%, 6/24/21	United States	3,390,833	3,411,117
	Dialysis Newco Inc.,
	Second Lien Term Loan B, 7.75%, 10/22/21	United States	267,300	269,305
	Term Loan B, 4.75%, 4/23/21	United States	469,633	471,394
i	Millennium Laboratories LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	4,101,400	4,144,087
	Surgery Centers Holdings Inc., Incremental Second Lien Term Loan, 9.75%, 4/10/20	United States	8,339	8,381
	Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	1,118,625	1,109,536
	U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	2,927,246	2,940,969

				19,536,427

	Household & Personal Products 0.7%
	FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	3,500,837	3,535,845
i	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	3,535,804	3,478,347

				7,014,192

	Materials 3.0%
	Arysta Lifescience SPC LLC,
	Initial Term Loan, 4.50%, 5/29/20	United States	3,471,366	3,495,190
	Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	2,864,234	2,932,259
	Atkore International Inc., Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	219,800	221,723
	Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term, 4.00%, 2/01/20	United States	1,659,762	1,662,759

FSI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
f,k	Senior Floating Rate Interests (continued)
	Materials (continued)
i	AZ Chem US Inc., First Lien Initial Term Loan, 5.75%, 6/12/21	United States	1,582,980	$1,599,470
	Caraustar Industries Inc., Initial Term Loan, 7.50%, 5/01/19	United States	341,297	346,523
	CD&R Millennium US Acquico LLC,
	Second Lien Term Loan, 9.50%, 7/15/22	United States	585,000	579,150
	USD First Lien Term Loan, 5.75%, 7/15/21	United States	202,700	201,687
	Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	1,976,331	1,981,272
i	Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	2,974,684	3,025,813
	FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	United States	2,151,776	2,156,258
	HII Holding Corp. (Houghton International), Second Lien Term Loan, 9.50%, 12/20/20	United States	475,175	487,648
	MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	2,098,063	2,102,259
	OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	1,069,550	1,086,930
	Oxbow Carbon LLC,
	First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	1,265,464	1,269,155
	[i] Second Lien Initial Term Loan, 9.25%, 1/19/20	United States	311,538	319,716
	OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	838,599	850,130
	Prescrix Inc., 2nd Lien Term Loan, 8.00%, 5/02/22	United States	663,243	667,389
	Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	2,766,634	2,773,725
	Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20	Netherlands	986,076	988,079
i	Walter Energy Inc., B Term Loan, 7.25%, 4/01/18	United States	789,251	764,939

				29,512,074

	Media 1.3%
	Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	3,188,859	3,234,367
	Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	480,977	483,322
i	Gray Television Inc., Term Loan B, 5.25%, 6/13/21	United States	46,747	47,049
	NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	678,796	698,736
i	Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	631,685	643,529
	William Morris Endeavor Entertainment LLC,
	[i] Term Loans First Lien, 5.25%, 3/21/21	United States	5,095,882	5,142,066
	Term Loans Second Lien, 8.25%, 3/21/22	United States	2,310,400	2,349,388
	Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	381,285	382,715

				12,981,172

	Pharmaceuticals, Biotechnology & Life Sciences 0.2%
i	Akorn Inc., Loans, 5.75%, 4/17/21	United States	199,500	200,664
	Valeant Pharmaceuticals International Inc., Series E-1 Tranche B Term Loan, 3.75%, 8/05/20	Canada	1,764,074	1,764,736

				1,965,400

	Real Estate 0.0%†
i	RHP Hotel Properties LP, Tranche B Term Loan, 5.25%, 1/15/21	United States	169,400	170,424

	Retailing 2.3%
	BJ’s Wholesale Club Inc.,
	2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	4,260,244	4,272,484
	Second Lien 2013 (Nov) Replacment Loans, 8.50%, 3/26/20	United States	1,790,788	1,840,407
	Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,609,625	2,612,073
	Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	1,072,279	1,082,197
i	JC Penney Corp. Inc., Term Loan, 6.25%, 6/20/19	United States	1,664,286	1,669,071

Semiannual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
f,k	Senior Floating Rate Interests (continued)
	Retailing (continued)
	The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	1,569,100		$1,576,741
	Party City Holdings Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19	United States	1,409,195		1,402,904
i	Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	4,891,708		4,954,165
i	Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/31/19	United States	3,263,109		3,243,736

					22,653,778

	Semiconductors & Semiconductor Equipment 0.1%
	M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	523,600		527,867

	Software & Services 1.1%
i	BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	4,583,124		4,581,694
	MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	4,085,759		4,035,197
	Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	2,015,657		2,056,601

					10,673,492

	Technology Hardware & Equipment 0.4%
	Alcatel-Lucent USA Inc., US Term Loan C (TLC), 4.50%, 1/30/19	France	1,498,356		1,501,790
	Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	1,312,865		1,320,847
	Presidio Inc., Term Loan, 5.00%, 3/31/17	United States	804,628		811,794

					3,634,431

	Telecommunication Services 0.1%
	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,485,191		1,489,600

	Transportation 0.2%
i	Global Tip Finance BV/Finance America LLC, Facility C Commitment, 7.00%, 10/16/20	United States	2,424,189		2,439,340

	Total Senior Floating Rate Interests (Cost $158,881,528)				160,275,841

	Foreign Government and Agency Securities 19.2%
	Government of Canada,
	2.25%, 8/01/14	Canada	701,000	CAD	658,057
	1.00%, 11/01/14	Canada	591,000	CAD	554,164
	2.00%, 12/01/14	Canada	1,420,000	CAD	1,337,246
	1.00%, 5/01/15	Canada	5,080,000	CAD	4,764,087
	Government of Hungary,
	5.50%, 2/12/16	Hungary	1,864,700,000	HUF	8,675,831
	5.50%, 12/22/16	Hungary	46,690,000	HUF	220,657
	6.50%, 6/24/19	Hungary	206,000,000	HUF	1,040,919
	7.50%, 11/12/20	Hungary	313,570,000	HUF	1,676,632
	5.375%, 2/21/23	Hungary	1,020,000		1,098,081
	A, 6.75%, 11/24/17	Hungary	104,470,000	HUF	519,368
	A, 5.50%, 12/20/18	Hungary	34,100,000	HUF	165,074
	A, 7.00%, 6/24/22	Hungary	930,000	HUF	4,919
	A, 6.00%, 11/24/23	Hungary	1,270,000	HUF	6,369
	senior note, 6.25%, 1/29/20	Hungary	4,597,000		5,208,976
	senior note, 6.375%, 3/29/21	Hungary	1,550,000		1,772,812

FSI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Government of Indonesia,
	FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	$153,869
	FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,822,724
	Government of Ireland,
	5.00%, 10/18/20	Ireland	3,000,000	EUR	5,015,473
	senior bond, 5.40%, 3/13/25	Ireland	2,883,710	EUR	5,008,323
	Government of Malaysia,
	3.434%, 8/15/14	Malaysia	6,410,000	MYR	1,997,461
	3.741%, 2/27/15	Malaysia	12,310,000	MYR	3,850,182
	3.835%, 8/12/15	Malaysia	4,675,000	MYR	1,465,979
	4.72%, 9/30/15	Malaysia	10,268,000	MYR	3,255,317
	3.197%, 10/15/15	Malaysia	4,730,000	MYR	1,472,178
	senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	784,880
	senior bond, 4.24%, 2/07/18	Malaysia	600,000	MYR	190,931
	senior note, 3.172%, 7/15/16	Malaysia	17,100,000	MYR	5,305,207
	Government of Mexico,
	9.50%, 12/18/14	Mexico	679,620	[m] MXN	5,393,726
	6.00%, 6/18/15	Mexico	18,020	[m] MXN	142,737
	8.00%, 12/17/15	Mexico	573,560	[m] MXN	4,724,262
	6.25%, 6/16/16	Mexico	199,310	[m] MXN	1,620,875
	7.25%, 12/15/16	Mexico	790,330	[m] MXN	6,611,785
	Government of Poland,
	5.50%, 4/25/15	Poland	7,018,000	PLN	2,368,685
	6.25%, 10/24/15	Poland	9,134,000	PLN	3,155,962
	4.75%, 10/25/16	Poland	37,000,000	PLN	12,794,158
	[f] FRN, 2.72%, 1/25/17	Poland	1,660,000	PLN	546,459
	[f] FRN, 2.72%, 1/25/21	Poland	1,683,000	PLN	546,479
	Strip, 7/25/14	Poland	295,000	PLN	97,018
	Strip, 7/25/15	Poland	2,052,000	PLN	659,264
	Strip, 1/25/16	Poland	1,066,000	PLN	338,174
d	Government of Russia, senior bond, 144A, 7.50%, 3/31/30	Russia	1,439,185		1,671,074
d	Government of Serbia, senior note, 144A,
	4.875%, 2/25/20	Serbia	4,410,000		4,487,175
	7.25%, 9/28/21	Serbia	1,820,000		2,084,828
	Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	6,750,000	SGD	5,486,670
	Government of Sri Lanka,
	A, 11.75%, 3/15/15	Sri Lanka	1,160,000	LKR	9,193
	A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	221,239
	A, 11.00%, 8/01/15	Sri Lanka	116,400,000	LKR	929,159
	A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	147,038
	A, 8.00%, 11/15/18	Sri Lanka	70,220,000	LKR	529,677
	A, 9.00%, 5/01/21	Sri Lanka	73,580,000	LKR	555,301
	B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	120,313
	B, 8.50%, 7/15/18	Sri Lanka	15,280,000	LKR	117,989
	C, 8.50%, 4/01/18	Sri Lanka	8,070,000	LKR	62,472
	D, 8.50%, 6/01/18	Sri Lanka	54,050,000	LKR	417,839
	Government of Sweden, 4.50%, 8/12/15	Sweden	13,000,000	SEK	2,034,583
	Government of the Philippines, senior note, 1.625%, 4/25/16	Philippines	120,000,000	PHP	2,724,266
d	Government of Ukraine,
	144A, 7.75%, 9/23/20	Ukraine	3,850,000		3,690,860
	senior bond, 144A, 7.80%, 11/28/22	Ukraine	2,790,000		2,650,500
	senior note, 144A, 7.95%, 2/23/21	Ukraine	2,120,000		2,032,550
	senior note, 144A, 7.50%, 4/17/23	Ukraine	1,000,000		945,540

Semiannual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
n	Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	185,558,941	UYU	$9,068,133
	Korea Monetary Stabilization Bond,
	senior bond, 2.47%, 4/02/15	South Korea	4,622,600,000	KRW	4,563,972
	senior bond, 2.80%, 8/02/15	South Korea	1,324,510,000	KRW	1,311,527
	senior bond, 2.81%, 10/02/15	South Korea	6,000,000,000	KRW	5,943,148
	senior note, 2.82%, 8/02/14	South Korea	509,400,000	KRW	503,470
	senior note, 2.78%, 10/02/14	South Korea	2,030,900,000	KRW	2,007,868
	senior note, 2.84%, 12/02/14	South Korea	841,710,000	KRW	832,627
	senior note, 2.74%, 2/02/15	South Korea	117,220,000	KRW	115,930
	senior note, 2.76%, 6/02/15	South Korea	5,045,300,000	KRW	4,992,773
	Korea Treasury Bond, senior note,
	3.25%, 12/10/14	South Korea	1,261,950,000	KRW	1,250,586
	3.25%, 6/10/15	South Korea	210,800,000	KRW	209,567
	2.75%, 12/10/15	South Korea	4,897,900,000	KRW	4,849,739
	3.00%, 12/10/16	South Korea	5,500,000,000	KRW	5,477,489
	Nota Do Tesouro Nacional,
	10.00%, 1/01/17 Brazil	Brazil	6,200	[o] BRL	2,716,688
	[n] Index Linked, 6.00%, 5/15/15	Brazil	1,390	[o] BRL	1,557,928
	[n] Index Linked, 6.00%, 8/15/16	Brazil	1,604	[o] BRL	1,803,832
	[n] Index Linked, 6.00%, 8/15/18	Brazil	6,525	[o] BRL	7,327,097
	Uruguay Notas del Tesoro,
	10.50%, 3/21/15	Uruguay	1,700,000	UYU	71,783
	10.25%, 8/22/15	Uruguay	59,720,000	UYU	2,488,241
	9.50%, 1/27/16	Uruguay	9,220,000	UYU	367,917
	[p] 18, Index Linked, 2.25%, 8/23/17	Uruguay	25,238,789	UYU	1,012,739
	Uruguay Treasury Bill, Strip,
	7/02/15	Uruguay	510,000	UYU	19,274
	8/20/15	Uruguay	65,364,000	UYU	2,427,398

	Total Foreign Government and Agency Securities (Cost $183,533,057)				188,863,292

	U.S. Government and Agency Securities 1.9%
	U.S. Treasury Bond,
	4.50%, 2/15/16	United States	3,000,000		3,204,375
	7.875%, 2/15/21	United States	900,000		1,230,574
	U.S. Treasury Note,
	4.625%, 2/15/17	United States	600,000		661,289
	4.75%, 8/15/17	United States	2,900,000		3,241,884
	3.75%, 11/15/18	United States	7,000,000		7,699,727
	[p] Index Linked, 0.125%, 4/15/16	United States	2,470,015		2,535,915

	Total U.S. Government and Agency Securities (Cost $17,856,201)				18,573,764

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 5.2%
	Banks 3.6%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,807,000		1,895,683
	Bear Stearns Commercial Mortgage Securities Inc.,
	[f] 2006-PW11, AJ, FRN, 5.44%, 3/11/39	United States	1,000,000		1,046,130
	[f] 2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	1,440,000		1,518,662

FSI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
	2006-PW13, AJ, 5.611%, 9/11/41	United States	5,100,000		$5,342,663
	[f] 2007-PW16, AM, FRN, 5.706%, 6/11/40	United States	520,000		577,746
	Citigroup Commercial Mortgage Trust,
	2006-C5, AJ, 5.482%, 10/15/49	United States	2,520,000		2,557,229
	[f] 2007-C6, AM, FRN, 5.706%, 6/10/17	United States	4,900,000		5,408,542
f	Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	2,700,000		2,641,148
	Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000		1,053,558
	Greenwich Capital Commercial Funding Corp.,
	[f] 2006-GG7, AJ, FRN, 5.82%, 7/10/38	United States	2,560,000		2,683,957
	2007-GG9, AM, 5.475%, 3/10/39	United States	1,030,000		1,111,186
	JPMorgan Chase Commercial Mortgage Securities Corp.,
	2006-CB17, AM, 5.464%, 12/12/43	United States	760,000		805,305
	[f] 2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	1,680,000		1,726,699
f	LB-UBS Commercial Mortgage Trust, 2006-C4, AM, FRN, 5.857%, 6/15/38	United States	1,550,000		1,683,619
f	Morgan Stanley Capital I Trust,
	2006-HQ8, AJ, FRN, 5.497%, 3/12/44	United States	200,000		204,817
	2007-IQ16, AM, FRN, 6.099%, 12/12/49	United States	510,000		576,051
	2007-IQ16, AMA, FRN, 6.094%, 12/12/49	United States	2,050,000		2,296,946
	Wells Fargo Mortgage Backed Securities Trust,
	[f] 04-W, A9, FRN, 2.762%, 11/25/34	United States	1,320,775		1,367,917
	2007-3, 3A1, 5.50%, 4/25/37	United States	461,294		478,712

					34,976,570

	Diversified Financials 1.6%
d,f	ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.227%, 11/25/20	United States	1,380,000		1,350,247
d,f	Atrium CDO Corp., 10A, C, 144A, FRN, 2.829%, 7/16/25	United States	1,400,000		1,370,838
d,f	Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.828%, 1/27/25	Cayman Islands	1,130,000		1,094,529
d,f	Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.571%, 3/11/21	United States	1,251,000		1,180,556
d,f	Cent CLO LP, 2013-17A, D, 144A, FRN, 3.225%, 1/30/25	Cayman Islands	784,314		782,942
d,f	CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.628%, 7/26/21	United States	960,000		917,789
d,f	ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.227%, 10/15/21	United States	860,000		837,313
d,f	CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.463%, 10/20/43	United States	1,629,470		1,598,274
d	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000		1,859,450
d,f	ING Investment Management CLO Ltd.,
	2013-1A, B, 144A, FRN, 3.127%, 4/15/24	Cayman Islands	270,000		269,600
	2013-1A, C, 144A, FRN, 3.727%, 4/15/24	Cayman Islands	440,000		421,084
	2013-2A, B, 144A, FRN, 2.909%, 4/25/25	United States	1,080,000		1,065,237
d,f	Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.571%, 12/24/39	United States	734,499		706,401
	Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	49,941		49,924
f,q	Talisman 6 Finance, Reg S, FRN, 0.507%, 10/22/16	Germany	2,050,674	EUR	2,741,598

					16,245,782

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $48,197,301)				51,222,352

	Mortgage-Backed Securities 3.5%
f	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.348%, 1/01/33	United States	61,216		63,844

Semiannual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.6%
	FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	428,262	$454,365
	FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	618,556	656,893
	FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	108,844	116,083
	FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	4,969	5,174
	FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	635	655
	FHLMC Gold 30 Year, 3.00%, 11/01/42	United States	2,635,673	2,603,896
	FHLMC Gold 30 Year, 3.50%, 4/01/42	United States	154,702	159,270
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	428,341	474,479
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	399,844	448,433
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	346,555	391,276
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	83,440	94,255
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	35,061	39,590
	FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	1,341	1,424

				5,445,793

f	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.31% - 2.33%, 4/01/20 - 12/01/34	United States	239,721	253,313

	Federal National Mortgage Association (FNMA) Fixed Rate 2.6%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	652,311	664,653
	FNMA 15 Year, 3.00%, 10/01/27	United States	6,272,401	6,525,510
	FNMA 15 Year, 3.50%, 1/01/26	United States	370,672	393,430
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	144,319	153,362
	FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	118,351	125,595
	FNMA 15 Year, 5.50%, 9/01/14 - 11/01/18	United States	701,934	746,085
	FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	1,153	1,162
	FNMA 30 Year, 3.00%, 12/01/42 - 5/01/43	United States	4,699,638	4,649,639
	FNMA 30 Year, 3.50%, 5/01/43	United States	2,851,449	2,940,691
	FNMA 30 Year, 4.00%, 2/01/41	United States	8,383,825	8,912,666
	FNMA 30 Year, 5.00%, 4/01/30	United States	147,259	164,042
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	479,892	541,648

				25,818,483

	Government National Mortgage Association (GNMA) Fixed Rate 0.3%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	480,767	533,300
	GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	659,209	738,769
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	2,200	2,512
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	36,878	39,157
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,663	1,923
	GNMA II SF 30 Year, 3.50%, 5/20/42	United States	1,361,412	1,421,290
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	143,153	158,935
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	167,282	193,330
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	75,056	86,669
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	18,420	21,575

				3,197,460

	Total Mortgage-Backed Securities (Cost $34,515,473)			34,778,893

	Municipal Bonds 6.0%
	Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22	United States	1,300,000	1,370,330

FSI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount*	Value
Municipal Bonds (continued)
California State GO, Various Purpose,
6.00%, 4/01/38	United States	2,500,000	$2,951,625
6.00%, 11/01/39	United States	160,000	192,186
5.25%, 11/01/40	United States	560,000	631,075
Refunding, 5.25%, 3/01/38	United States	1,500,000	1,632,720
Refunding, 5.00%, 4/01/38	United States	3,000,000	3,255,750
Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000	311,772
Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	290,000	301,507
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building, PSF Guarantee, 5.00%, 8/15/43	United States	300,000	333,369
Evansville Local Public Improvement Bond Bank Revenue, Sewage Works Project, Series A, 5.00%, 7/01/36	United States	675,000	743,580
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	4,700,000	4,687,592
Hawaii State GO, Series EH, 5.00%, 8/01/30	United States	700,000	809,914
Illinois State GO,
5.877%, 3/01/19	United States	3,000,000	3,382,590
Build America Bonds, 7.35%, 7/01/35	United States	1,000,000	1,211,830
Kansas State Development Finance Authority Revenue, Wichita State University Union Corp. Student Housing Project, Refunding, Series F-1,
5.25%, 6/01/38	United States	820,000	891,127
5.25%, 6/01/42	United States	800,000	867,368
5.00%, 6/01/46	United States	1,000,000	1,054,270
Marco Island Utility System Revenue, Refunding, 4.625%,
10/01/30	United States	350,000	381,430
10/01/31	United States	325,000	352,313
Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%, 12/01/43	United States	2,300,000	2,427,397
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue, senior lien, 5.00%, 7/01/41	United States	500,000	541,335
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	2,650,000	2,985,516
Mississippi State GO, Series B, 5.00%, 12/01/31	United States	780,000	902,218
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	1,500,000	1,610,820
4/01/43	United States	1,600,000	1,713,328
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	700,000	765,247
New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	500,000	547,745
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	United States	2,430,000	2,659,076
New York GO, Sub. Series G-1, 5.00%, 4/01/27	United States	1,750,000	1,994,090
New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	1,500,000	1,718,265
Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	3,465,000	1,602,562
Series XX, 5.25%, 7/01/40	United States	165,000	72,643
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, Series A, zero cpn., 8/01/25	United States	320,000	144,246
first subordinate, Series A, 5.75%, 8/01/37	United States	1,000,000	816,750

Semiannual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Municipal Bonds (continued)
	Puerto Rico Sales Tax FICO Sales Tax Revenue, (continued)
	first subordinate, Series A, 6.50%, 8/01/44	United States	2,500,000		$2,173,725
	Refunding, Series A, NATL RE, FGIC Insured, zero cpn., 8/01/45	United States	3,700,000		502,275
	Refunding, Series B, 6.05%, 8/01/37	United States	915,000		798,768
	Refunding, Series B, 6.05%, 8/01/38	United States	1,120,000		969,741
	Red River Education Financing Corp. Education Revenue, Higher Education, Texas Christian University, 5.00%, 3/15/43	United States	625,000		678,638
	South Carolina State Public Service Authority Revenue, Refunding, Series B, 5.00%, 12/01/38	United States	1,000,000		1,085,100
	University of California Revenues, General, Series AK, 5.00%, 5/15/48	United States	4,320,000		5,250,614
	Washington State GO, Various Purpose,
	Refunding, Series R-C, 5.00%, 7/01/24	United States	900,000		1,084,257
	Series D, 5.00%, 2/01/23	United States	775,000		922,111

	Total Municipal Bonds (Cost $56,978,650)				59,328,815

			Shares
	Escrows and Litigation Trusts 0.0%
	Aerospace & Defense 0.0%
a,l	Comfort Co. Inc., Escrow Account	United States	13,427		—
a,l	NewPage Corp., Litigation Trust	United States	2,500,000		—

	Total Escrows and Litigation Trusts (Cost $ —)				—

	Total Investments before Short Term Investments (Cost $834,707,979)				872,843,060

			Principal Amount*
	Short Term Investments 10.6%
	Foreign Government and Agency Securities 0.8%
r	Bank of Negara Monetary Notes, 7/08/14 - 11/06/14	Malaysia	9,365,000	MYR	2,911,269
	Government of Singapore, senior note, 3.625%, 7/01/14	Singapore	600,000	SGD	481,290
r	Philippine Treasury Bills, 7/02/14 - 11/05/14	Philippines	212,265,000	PHP	4,856,403
r	Uruguay Treasury Bill, 8/29/14	Uruguay	7,578,000	UYU	324,607

	Total Foreign Government and Agency Securities (Cost $8,547,631)				8,573,569

	Total Investments before Money Market Funds (Cost $843,255,610)				881,416,629

FSI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Shares	Value
	Money Market Funds (Cost $96,249,322) 9.8%
a,s	Institutional Fiduciary Trust Money Market Portfolio	United States	96,249,322	$96,249,322

	Total Investments (Cost $939,504,932) 99.5%			977,665,951
	Other Assets, less Liabilities 0.5%			4,660,867

	Net Assets 100.0%			$982,326,818

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $188,714,298, representing 19.21% of net assets.

ePerpetual security with no stated maturity date.

fThe coupon rate shown represents the rate at period end.

gSee Note 7 regarding defaulted securities.

hSee Note 1(f) regarding loan participation notes.

iA portion or all of the security purchased on a when-issued or delayed delivery basis.

jIncome may be received in additional securities and/or cash.

kSee Note 1(i) regarding senior floating rate interests.

lSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $170,002, representing 0.02% of net assets.

mPrincipal amount is stated in 100 Mexican Peso Units.

nPrincipal amount of security is adjusted for inflation. See Note 1(k).

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity is adjusted for inflation. See Note 1(k).

qSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the value of this security was $2,741,598, representing 0.28% of net assets.

rThe security is traded on a discount basis with no stated coupon rate.

sSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Buy	97,929,000	$960,371	7/01/14	$6,312	$—
Japanese Yen	DBAB	Sell	97,929,000	1,000,000	7/01/14	33,317	—
British Pound	DBAB	Buy	297,656	506,760	7/09/14	2,551	—
British Pound	DBAB	Sell	297,656	444,222	7/09/14	—	(65,089)
Euro	DBAB	Buy	312,984	425,513	7/10/14	3,121	—
Euro	DBAB	Sell	312,984	404,094	7/10/14	—	(24,540)
Euro	DBAB	Sell	190,862	252,893	7/25/14	—	(8,510)
Euro	BZWS	Sell	1,993,000	2,639,529	7/28/14	—	(90,096)
Euro	CITI	Sell	648,569	858,916	7/28/14	—	(29,368)
British Pound	DBAB	Sell	169,385	257,905	7/30/14	—	(31,873)
Euro	DBAB	Buy	656,385	899,717	8/01/14	2,178	(2,894)
Euro	DBAB	Sell	900,000	1,191,825	8/01/14	—	(40,838)
Euro	JPHQ	Sell	667,276	882,608	8/06/14	—	(31,324)
Euro	CITI	Sell	317,220	422,315	8/08/14	—	(12,167)
Chilean Peso	BZWS	Buy	743,650,000	1,382,121	8/11/14	—	(43,383)
Euro	CITI	Sell	92,411	123,136	8/11/14	—	(3,436)
Chilean Peso	JPHQ	Buy	1,141,336,600	2,148,196	8/20/14	—	(95,407)
Japanese Yen	HSBC	Sell	65,957,000	679,969	8/20/14	28,645	—
Japanese Yen	JPHQ	Sell	47,983,000	493,588	8/20/14	19,758	—
Euro	JPHQ	Sell	3,500,000	4,678,783	8/21/14	—	(115,190)
Japanese Yen	BZWS	Sell	15,895,000	163,934	8/22/14	6,969	—
Euro	BZWS	Sell	704,462	944,395	8/25/14	—	(20,523)
Japanese Yen	CITI	Sell	31,757,000	326,915	8/25/14	13,305	—
Japanese Yen	HSBC	Sell	31,524,000	323,685	8/25/14	12,376	—
Euro	DBAB	Sell	527,245	704,399	8/26/14	—	(17,782)
Japanese Yen	BZWS	Sell	44,152,000	449,156	8/26/14	13,139	—
Japanese Yen	JPHQ	Sell	31,689,000	322,365	8/26/14	9,425	—
Euro	JPHQ	Sell	211,135	281,762	8/27/14	—	(7,436)
Japanese Yen	DBAB	Sell	27,184,000	275,420	8/27/14	6,967	—
Japanese Yen	HSBC	Sell	50,145,000	508,122	8/27/14	12,918	—
Japanese Yen	JPHQ	Sell	15,991,000	162,242	8/27/14	4,324	—
Singapore Dollar	DBAB	Buy	940,000	735,352	8/27/14	18,682	—
Euro	DBAB	Sell	1,174,984	1,568,731	8/28/14	—	(40,685)
Japanese Yen	JPHQ	Sell	15,743,000	162,024	8/29/14	6,553	—
Euro	BZWS	Sell	178,354	238,281	9/19/14	—	(6,040)
Euro	UBSW	Sell	2,137,312	2,856,732	9/22/14	—	(71,137)
Euro	DBAB	Sell	275,651	374,008	9/23/14	—	(3,603)
Euro	BZWS	Sell	469,210	635,198	9/24/14	—	(7,571)
Euro	DBAB	Sell	1,550,000	2,093,074	9/30/14	—	(30,321)
Euro	JPHQ	Sell	2,850,000	3,886,730	10/07/14	—	(17,700)
Euro	DBAB	Sell	185,654	251,914	10/08/14	—	(2,429)
Euro	BZWS	Sell	2,749,000	3,718,627	10/14/14	—	(47,555)
Euro	DBAB	Sell	121,043	163,672	10/15/14	—	(2,160)
Euro	DBAB	Sell	587,951	795,880	10/17/14	—	(9,635)
Malaysian Ringgit	JPHQ	Buy	763,000	235,851	10/20/14	316	—
Chilean Peso	CITI	Buy	377,668,000	724,891	10/24/14	—	(49,916)
Japanese Yen	JPHQ	Sell	270,990,000	2,763,554	10/24/14	86,144	—
Malaysian Ringgit	DBAB	Buy	6,892,000	2,140,040	10/24/14	—	(7,321)
Malaysian Ringgit	HSBC	Buy	6,809,796	2,103,087	10/24/14	4,194	—
Euro	BZWS	Sell	217,715	299,754	10/27/14	1,463	—
Euro	GSCO	Sell	369,000	509,146	10/29/14	3,575	—
Euro	DBAB	Sell	243,767	329,122	10/30/14	—	(4,868)
Euro	DBAB	Sell	744,524	1,028,195	10/31/14	8,104	—
Euro	BZWS	Sell	529,706	716,374	11/05/14	—	(9,405)
Japanese Yen	JPHQ	Sell	360,360,000	3,678,695	11/05/14	117,894	—
Euro	DBAB	Sell	740,000	997,705	11/07/14	—	(16,219)
Japanese Yen	DBAB	Sell	245,702,500	2,500,000	11/07/14	72,110	—
Euro	JPHQ	Sell	473,670	631,611	11/12/14	—	(17,412)
Euro	DBAB	Sell	800,000	1,076,736	11/14/14	—	(19,433)

FSI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	MSCO	Sell	12,500,000	$125,800	11/14/14	$2,274	$—
Euro	DBAB	Sell	227,970	306,442	11/17/14	—	(5,930)
Euro	DBAB	Sell	63,419	85,419	11/19/14	—	(1,480)
Malaysian Ringgit	DBAB	Buy	623,200	191,242	11/19/14	1,305	—
Euro	JPHQ	Sell	1,702,433	2,304,430	11/20/14	—	(28,327)
Malaysian Ringgit	HSBC	Buy	376,000	115,479	11/20/14	685	—
Euro	DBAB	Sell	1,245,000	1,688,936	12/04/14	—	(17,132)
Euro	DBAB	Buy	2,872,000	4,001,414	12/09/14	—	(65,720)
Euro	DBAB	Sell	3,400,000	4,645,114	12/09/14	—	(14,134)
Euro	DBAB	Buy	548,290	745,307	12/11/14	6,058	—
Euro	DBAB	Sell	800,000	1,097,800	12/11/14	1,496	—
Euro	DBAB	Sell	1,200,000	1,652,520	12/12/14	8,057	—
Japanese Yen	JPHQ	Sell	187,760,000	1,833,764	12/12/14	—	(22,188)
Euro	CITI	Sell	3,868,000	5,309,874	12/17/14	9,102	—
Euro	DBAB	Sell	486,875	667,993	12/17/14	771	—
Euro	DBAB	Sell	501,617	689,772	12/18/14	2,345	—
Chilean Peso	BZWS	Buy	477,650,000	823,534	1/09/15	24,189	—
Chilean Peso	DBAB	Buy	140,000,000	241,421	1/09/15	7,048	—
Euro	BZWS	Sell	4,116,197	5,626,760	1/09/15	5,983	(20,774)
Euro	DBAB	Buy	5,250,258	7,234,053	1/09/15	8,068	(46,255)
Euro	DBAB	Sell	7,328,957	9,971,255	1/09/15	—	(73,621)
Euro	JPHQ	Sell	7,574,544	10,313,425	1/09/15	3,754	(71,800)
Indian Rupee	DBAB	Buy	307,316,000	4,589,980	1/09/15	356,372	—
Indian Rupee	HSBC	Buy	144,338,000	2,139,801	1/09/15	183,367	—
Indian Rupee	JPHQ	Buy	23,701,000	356,835	1/09/15	24,640	—
Japanese Yen	BZWS	Sell	136,513,000	1,336,671	1/09/15	—	(13,068)
Japanese Yen	CITI	Sell	127,820,000	1,250,365	1/09/15	—	(13,425)
Japanese Yen	DBAB	Sell	987,554,000	9,622,124	1/09/15	—	(142,079)
Japanese Yen	GSCO	Sell	42,760,000	417,639	1/09/15	—	(5,140)
Japanese Yen	HSBC	Sell	247,910,000	2,397,324	1/09/15	903	(54,729)
Japanese Yen	JPHQ	Sell	149,719,000	1,472,570	1/09/15	1,104	(8,845)
Singapore Dollar	DBAB	Buy	1,663,000	1,319,773	1/09/15	14,452	—
Euro	DBAB	Sell	3,561,422	4,905,641	2/09/15	23,645	—
Euro	JPHQ	Sell	1,889,700	2,614,801	2/09/15	24,401	—
Indian Rupee	CITI	Buy	4,537,000	68,123	2/09/15	4,456	—
Japanese Yen	DBAB	Sell	257,790,000	2,516,252	2/09/15	—	(33,290)
Japanese Yen	HSBC	Sell	85,800,000	837,049	2/09/15	—	(11,513)
Japanese Yen	JPHQ	Sell	181,500,000	1,771,692	2/09/15	—	(23,342)
Singapore Dollar	DBAB	Buy	973,400	768,575	2/09/15	12,426	—
Singapore Dollar	JPHQ	Buy	694,000	548,088	2/09/15	8,738	—
Swedish Krona	DBAB	Buy	91,336,000	14,011,490	2/09/15	—	(367,342)
British Pound	DBAB	Sell	380,363	643,957	3/09/15	—	(4,955)
Chilean Peso	DBAB	Buy	314,000,000	543,629	3/09/15	10,750	—
Chilean Peso	JPHQ	Buy	234,301,000	408,546	3/09/15	5,121	—
Chilean Peso	MSCO	Buy	220,380,000	389,861	3/09/15	1,081	(1,853)
Euro	BZWS	Sell	132,570	182,984	3/09/15	1,230	—
Euro	DBAB	Buy	693,250	960,637	3/09/15	—	(10,188)
Euro	DBAB	Sell	14,178,711	19,458,828	3/09/15	79,734	(59,973)
Euro	HSBC	Sell	142,717	196,450	3/09/15	784	—
Euro	JPHQ	Sell	2,118,679	2,926,091	3/09/15	21,374	—
Japanese Yen	DBAB	Sell	780,622,000	7,656,519	3/09/15	183	(65,942)
Japanese Yen	HSBC	Sell	80,270,000	785,267	3/09/15	—	(8,801)
Japanese Yen	JPHQ	Sell	235,580,000	2,304,140	3/09/15	—	(26,327)
Singapore Dollar	DBAB	Buy	7,316,140	5,840,520	3/09/15	29,821	—
Singapore Dollar	HSBC	Buy	837,000	669,900	3/09/15	1,694	—
Singapore Dollar	JPHQ	Buy	4,945,200	3,938,045	3/09/15	29,896	—

Unrealized appreciation (depreciation)						1,411,647	(2,221,439)

Net unrealized appreciation (depreciation)							$(809,792)

aMay be comprised of multiple contracts using the same currency and settlement date.

Semiannual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2014, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counterparty / Exchange	Notional Amount[a]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[b]
OTC Swaps

Contracts to Sell Protection[c]

Single Name
People’s Republic of China	BZWS	1,500,000	1.00%	3/20/19	$2,682	$19,805	$ —	$22,487	AA-
People’s Republic of China	JPHQ	7,500,000	1.00%	3/20/19	19,549	92,886	—	112,435	AA-
Republic of Brazil	FBCO	3,000,000	1.00%	3/20/19	(137,892)	96,325	—	(41,567)	BBB-

Traded Index
CMBX.NA.AJ.2	FBCO	2,730,154	1.09%	3/15/49	(381,238)	179,722	—	(201,516)	Non Investment Grade
MCDX.NA.21	CITI	16,000,000	1.00%	12/20/18	(268,039)	232,529	—	(35,510)	Non Investment Grade

Net unrealized appreciation (depreciation)						$621,267

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI-47.

FSI-30	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$843,255,610
Cost - Sweep Money Fund (Note 3e)	96,249,322

Total cost of investments	$939,504,932

Value - Unaffiliated issuers	$881,416,629
Value - Sweep Money Fund (Note 3e)	96,249,322

Total value of investments	977,665,951
Cash	847,920
Restricted cash (Note 1e)	56,000
Foreign currency, at value (cost $9,368,585)	9,381,912
Receivables:
Investment securities sold	13,191,188
Capital shares sold	282,729
Dividends and interest	10,283,361
Due from brokers	1,170,000
OTC swaps (premiums paid $24,165)	22,231
Unrealized appreciation on forward exchange contracts	1,411,647
Unrealized appreciation on OTC swap contracts	621,267
Other assets	469

Total assets	1,014,934,675

Liabilities:
Payables:
Investment securities purchased	26,636,164
Capital shares redeemed	1,975,612
Management fees	458,279
Distribution fees	158,966
Due to brokers	56,000
OTC Swaps (premiums received $852,539)	787,169
Unrealized depreciation on forward exchange contracts	2,221,439
Unrealized depreciation on unfunded loan commitments (Note 8)	16,846
Deferred tax	24,637
Accrued expenses and other liabilities	272,745

Total liabilities	32,607,857

Net assets, at value	$982,326,818

Net assets consist of:
Paid-in capital	$920,364,886
Undistributed net investment income	13,623,331
Net unrealized appreciation (depreciation)	37,950,556
Accumulated net realized gain (loss)	10,388,045

Net assets, at value	$982,326,818

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$656,691,116

Shares outstanding	54,038,177

Net asset value and maximum offering price per share	$12.15

Class 2:
Net assets, at value	$193,514,185

Shares outstanding	16,387,877

Net asset value and maximum offering price per share	$11.81

Class 4:
Net assets, at value	$132,121,517

Shares outstanding	10,961,211

Net asset value and maximum offering price per share	$12.05

FSI-32	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Strategic Income VIP Fund
Investment income:
Dividends	$28,941
Interest	24,727,901

Total investment income	24,756,842

Expenses:
Management fees (Note 3a)	2,851,686
Distribution fees: (Note 3c)
Class 2	228,359
Class 4	235,691
Custodian fees (Note 4)	66,736
Reports to shareholders	94,326
Registration and filing fees	126
Professional fees	41,524
Trustees’ fees and expenses	2,558
Other	39,011

Total expenses	3,560,017
Expense reductions (Note 4)	(613)
Expenses waived/paid by affiliates (Note 3e)	(35,336)

Net expenses	3,524,068

Net investment income	21,232,774

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,777,634
Foreign currency transactions	(491,481)
Swap contracts	356,710

Net realized gain (loss)	10,642,863

Net change in unrealized appreciation (depreciation) on:
Investments	9,765,603
Translation of other assets and liabilities denominated in foreign currencies	(274,353)
Change in deferred taxes on unrealized appreciation	(13,508)

Net change in unrealized appreciation (depreciation)	9,477,742

Net realized and unrealized gain (loss)	20,120,605

Net increase (decrease) in net assets resulting from operations	$41,353,379

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$21,232,774	$54,238,182
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	10,642,863	22,020,933
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	9,477,742	(37,991,817)

Net increase (decrease) in net assets resulting from operations	41,353,379	38,267,298

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(39,220,893)	(54,987,119)
Class 2	(11,269,863)	(10,246,664)
Class 4	(7,512,342)	(10,775,092)
Net realized gains:
Class 1	(12,517,628)	(11,433,439)
Class 2	(3,732,579)	(2,203,428)
Class 4	(2,588,163)	(2,384,488)

Total distributions to shareholders	(76,841,468)	(92,030,230)

Capital share transactions: (Note 2)
Class 1	(25,486,396)	(275,817,937)
Class 2	25,715,487	23,867,593
Class 4	1,815,697	(52,983,286)

Total capital share transactions	2,044,788	(304,933,630)

Net increase (decrease) in net assets	(33,443,301)	(358,696,562)
Net assets:
Beginning of period	1,015,770,119	1,374,466,681

End of period	$982,326,818	$1,015,770,119

Undistributed net investment income included in net assets:
End of period	$13,623,331	$50,393,655

FSI-34	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Strategic Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 81.26% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin Strategic Income Securities Fund was renamed the Franklin Strategic Income VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a

Semiannual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and

FSI-36	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily

Semiannual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2014, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the

FSI-38	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	394,638	$5,020,821	782,903	$10,091,023

Shares issued in reinvestment of distributions	4,268,855	51,738,520	5,373,832	66,420,558

Shares redeemed	(6,429,009)	(82,245,737)	(27,765,536)	(352,329,518)

Net increase (decrease)	(1,765,516)	$(25,486,396)	(21,608,801)	$(275,817,937)

Class 2 Shares:

Shares sold	2,516,497	$31,336,075	4,461,765	$56,022,684

Shares issued in reinvestment of distributions	1,273,552	15,002,442	1,034,061	12,450,092

Shares redeemed	(1,654,459)	(20,623,030)	(3,579,730)	(44,605,183)

Net increase (decrease)	2,135,590	$25,715,487	1,916,096	$23,867,593

Class 4 Shares:

Shares sold	396,814	$4,985,004	930,235	$11,782,444

Shares issued on reinvestment of distributions	839,610	10,100,506	1,074,251	13,159,580

Shares redeemed	(1,061,217)	(13,269,813)	(6,283,838)	(77,925,310)

Net increase (decrease)	175,207	$1,815,697	(4,279,352)	$(52,983,286)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Annualized Fee Rate	Net Assets
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$941,852,209

Unrealized appreciation	$ 46,765,434

Unrealized depreciation	(10,951,692)

Net unrealized appreciation (depreciation)	$ 35,813,742

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums and tax straddles.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $217,446,022 and $248,015,193, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2014, the Fund had 53.75% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2014, the aggregate value of these securities was $2,768,125, representing 0.28% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2014, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Patriot Coal Corp., L/C Facility, 6.50%, 12/18/18	$174,859

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

9. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$1,411,647	Unrealized depreciation on forward exchange contracts	$2,221,439
Credit contracts	Unrealized appreciation on OTC swap contracts	621,267	Unrealized depreciation on OTC swap contracts	—

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(649,796)	$(199,908)
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	356,710	373,967

At June 30, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives

Forward exchange contracts	$1,411,647	$2,221,439

Swap Contracts	643,498	787,169

Total	$2,055,145	$3,008,608

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

At June 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Counterparty

BZWS	$75,460	$(75,460)	$—	$—	$—

CITI	259,392	(259,392)	—	—	—

DBAB	715,873	(715,873)	—	—	—

FBCO	276,047	(276,047)	—	—	—

GSCO	3,575	(3,575)	—	—	—

HSBC	245,566	(75,043)	(112,303)	—	58,220

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)

JPHQ	$475,877	$(465,298)	$(10,579)	$—	$—

MSCO	3,355	(1,853)	—	(1,502)	—

UBSW	—	—	—	—	—

Total	$2,055,145	$(1,872,541)	$(122,882)	$(1,502)	$58,220

aAt June 30, 2014, the Fund received United Kingdom Treasury Bonds and Notes and U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

At June 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Counterparty

BZWS	$258,415	$(75,460)	$—	$—	$182,955

CITI	376,351	(259,392)	—	—	116,959

DBAB	1,236,241	(715,873)	—	(350,000)	170,368

FBCO	519,130	(276,047)	—	(243,083)	—

GSCO	5,140	(3,575)	—	—	1,565

HSBC	75,043	(75,043)	—	—	—

JPHQ	465,298	(465,298)	—	—	—

MSCO	1,853	(1,853)	—	—	—

UBSW	71,137	—	—	(71,137)	—

Total	$3,008,608	$(1,872,541)	$—	$(664,220)	$471,847

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.62% of average month end net assets. The average month end number of open derivative contracts for the period was 206.

See Note 1(d) regarding derivative financial instruments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:

Investments in Securities:

Equity Investments:[a]

Consumer Services	$—	$2,852,173	$		$2,852,173

Materials	—	415,000		—	415,000

Transportation	—	789,469		—	789,469

Other Equity Investments[b]	682,500	—		—	682,500

Corporate Bonds	—	355,045,336		15,625	355,060,961

Senior Floating Rate Interests	—	160,105,839		170,002	160,275,841

Foreign Government and Agency Securities	—	188,863,292		—	188,863,292

U.S. Government and Agency Securities	—	18,573,764		—	18,573,764

Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	51,222,352		—	51,222,352

Mortgage-Backed Securities	—	34,778,893		—	34,778,893

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Assets: (continued)

Investments in Securities: (continued)

Municipal Bonds	$—	$59,328,815	$—		$59,328,815

Escrows and Litigation Trusts	—	—	—	[c]	—

Short Term Investments	96,249,322	8,573,569	—		104,822,891

Total Investments in Securities	$96,931,822	$880,548,502	$185,627		$977,665,951

Other Financial Instruments

Forward Exchange Contracts	$—	$1,411,647	$—		$1,411,647

Swap Contracts	—	621,267	—		621,267

Total Other Financial Instruments	$—	$2,032,914	$—		$2,032,914

Liabilities:

Other Financial Instruments

Forward Exchange Contracts	$—	$2,221,439	$—		$2,221,439

Unfunded Loan Commitments	—	16,846	—		16,846

Total Other Financial Instruments	$—	$2,238,285	$—		$2,238,285

aIncludes common, preferred and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FSI-46	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.

CITI	Citigroup, Inc.	CAD	Canadian Dollar	CDO	Collateralized Debt Obligation

DBAB	Deutsche Bank AG	EUR	Euro	CLO	Collateralized Loan Obligation

FBCO	Credit Suisse Group AG	GBP	British Pound	EDA	Economic Development Authority

GSCO	The Goldman Sachs Group, Inc.	HUF	Hungarian Forint	FGIC	Financial Guaranty Insurance Co.

HSBC	HSBC Bank USA, N.A.	IDR	Indonesian Rupiah	FICO	Financing Corp.

JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won	FRN	Floating Rate Note

MSCO	Morgan Stanley	LKR	Sri Lankan Rupee	GO	General Obligation

UBSW	UBS AG	MXN	Mexican Peso	HDC	Housing Development Corp.

		MYR	Malaysian Ringgit	ISD	Independent School District

		PHP	Philippine Peso	NATL	National Public Financial Guarantee Corp.

		PLN	Polish Zloty	NATL RE	National Public Financial Guarantee Corp.

		SEK	Swedish Krona		Reinsured

		SGD	Singapore Dollar	PIK	Payment-In-Kind

		UYU	Uruguayan Peso	PSF	Permanent School Fund

Semiannual Report	FSI-47

Franklin U.S. Government Securities VIP Fund

(Formerly, Franklin U.S. Government Fund)

This semiannual report for Franklin U.S. Government Securities VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Franklin U.S. Government Securities VIP Fund – Class 2 delivered a +2.41% total return for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments: Franklin U.S. Government Securities VIP Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Barclays U.S. Government Index: Intermediate Component, delivered a +1.55% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, produced a +3.95% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. economy continued to show signs of recovery during the six-month period ended June 30, 2014. Economic activity increased toward period-end after severe weather conditions and a slowdown in health care spending led to a contraction in the first quarter of 2014. Manufacturing activity expanded during the period under review, despite a slowdown in January. Except for a sharp rebound in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago. The unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Inflation, as measured by the Consumer Price Index, picked up toward the end of the period.

The Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact in the March meeting while adopting a more qualitative approach to rate-hike guidance. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering and remained committed to keeping interest rates low for a considerable amount of time after the asset-purchase program ends.

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.53% on June 30, 2014, as investors shifted to less risky assets given subdued economic data, the crises in Ukraine and Iraq, growth concerns about emerging markets and lower Treasury issuance.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

1. © 2014 Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FUS-2	Semiannual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Manager’s Discussion

Mortgages outpaced Treasuries during the period as the agency mortgage market has benefited from continued, low interest rates since the beginning of the year. We feel that if the U.S. economy continues to strengthen in line with the Fed’s expectations, the Fed could terminate its purchases of mortgage-backed securities (MBS) later in the year. In our view, agency mortgages were fully valued. Questions still remained, however, about the demand source for agency MBS after the Fed ends its buying program. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector once the Fed ends its stimulus measures. Despite the low interest rate and mortgage rate environment over the period, mortgage credit issuance continued to be constrained and actual prepayment levels remained contained.

Within the agency mortgage pass-through sector, Freddie Mac MBS outperformed their Fannie Mae MBS and Ginnie Mae (GNMA) MBS counterparts. Within GNMAs, lower coupon 3.0% securities were the best performers from an excess return perspective, while higher coupon 5.0% securities underperformed.

The Fund’s investment process and strategy did not change and the team continued to look for strong cash-flow fundamentals and valuations to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasized agency pass-throughs, primarily GNMA MBS, which remain the only MBS backed by the full faith and credit of the U.S. government, and invested in other agency securities for diversification.4 We remained more heavily allocated to the GNMA sector and added to lower coupon 3.5% and 4.0% GNMA IIs (pools of mortgages from multiple issuers). We decreased our allocation to 5.0% coupons. Our heaviest allocation remained in 3.5% and 4.5% coupons. The Fund’s overweighted allocation to higher coupon 5.5% securities benefited performance, while our underweighted allocation to 3.0% coupons detracted from results.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

Semiannual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50,

then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,024.10	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FUS-4	Semiannual Report

SUPPLEMENT DATED AUGUST 4, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014

OF

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

I.  In the section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Borrowing-Segregation of Assets,” on page 15, the first paragraph is revised as follows:

Segregation of assets. Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to-be-announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements. Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund’s board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies). In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

II.  In the section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Mortgage-backed securities – Overview,” on page 46, the third paragraph is revised as follows:

Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (GNMA, or “Ginnie Mae”), the Federal National Mortgage Association (FNMA, or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (FHLMC, or “Freddie Mac”). Other issuers of mortgage-backed securities include commercial banks and other private lenders. Trading in mortgage-backed securities guaranteed by a governmental agency, instrumentality or sponsored enterprise may frequently take place in the to-be-announced (TBA) forward market. See “When-issued, delayed delivery and to-be-announced transactions” below.

III.  In the section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Mortgage-backed securities – Guarantees,” on page 47 is revised as follows:

Guarantees.    The existence of a guarantee or other form of credit support on a mortgage-backed security usually increases the price that the Fund pays or receives for the security.

FUS-5

There is always the risk that the guarantor will default on its obligations. When the guarantor is the U.S. government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a U.S. government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund’s investment or protection against prepayment or other risks. The market price and yield of the mortgage-backed security at any given time are not guaranteed and likely to fluctuate.

IV.  In the section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – When-issued, delayed delivery and to-be-announced transactions,” beginning on page 57, the first, second and fourth paragraph is revised as follows:

When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the parties agree on the sale of securities with payment for and delivery of the security scheduled for a future time. The securities may have been authorized but not yet issued, or, in the TBA market for U.S. Government agency mortgage-backed securities, the parties agree on a price, volume, and basic characteristics of securities to be delivered on the settlement date, rather than particular securities. In addition to buying securities on a when-issued, delayed delivery or TBA basis, the Fund may also sell these securities on a TBA basis to close out an existing TBA position before the settlement date, to take advantage of an expected decline in value of the securities, or for hedging purposes.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in “Segregation of assets” under “Borrowing.” However, the Fund does not consider the purchase and/or sale of securities on a when-issued, delayed delivery or TBA basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

The Fund also relies on the counterparty to complete the transaction. The counterparty’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases or sales of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into, or that the Fund is unable to purchase securities for delivery at the settlement date with the characteristics agreed upon at the time of the transaction.

Please keep this supplement with your statement of additional information for future reference.

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.91	$13.57	$13.67	$13.34	$13.08	$13.19

Income from investment operations[a]:

Net investment income[b]	0.13	0.24	0.32	0.42	0.47	0.52

Net realized and unrealized gains (losses)	0.19	(0.51)	(0.03)	0.36	0.25	(0.09)

Total from investment operations	0.32	(0.27)	0.29	0.78	0.72	0.43

Less distributions from net investment income	(0.37)	(0.39)	(0.39)	(0.45)	(0.46)	(0.54)

Net asset value, end of period	$12.86	$12.91	$13.57	$13.67	$13.34	$13.08

Total return[c]	2.52%	(1.99)%	2.12%	5.96%	5.56%	3.34%

Ratios to average net assets[d]

Expenses	0.49%	0.49% [e]	0.50%	0.51%	0.52%	0.53%

Net investment income	1.96%	1.84%	2.36%	3.11%	3.51%	3.96%

Supplemental data

Net assets, end of period (000’s)	$96,918	$99,947	$126,536	$136,628	$157,551	$162,524

Portfolio turnover rate	15.58%	69.47%	45.89%	37.89%	51.04%	27.51%

Portfolio turnover rate excluding mortgage dollar rolls[f]	15.58%	67.80%	45.89%	37.89%	51.04%	27.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.65	$13.31	$13.42	$13.11	$12.87	$12.99

Income from investment operations[a]:

Net investment income[b]	0.11	0.21	0.28	0.38	0.43	0.48

Net realized and unrealized gains (losses)	0.19	(0.50)	(0.03)	0.35	0.24	(0.09)

Total from investment operations	0.30	(0.29)	0.25	0.73	0.67	0.39

Less distributions from net investment income	(0.34)	(0.37)	(0.36)	(0.42)	(0.43)	(0.51)

Net asset value, end of period	$12.61	$12.65	$13.31	$13.42	$13.11	$12.87

Total return[c]	2.41%	(2.24)%	1.89%	5.68%	5.28%	3.09%

Ratios to average net assets[d]

Expenses	0.74%	0.74% [e]	0.75%	0.76%	0.77%	0.78%

Net investment income	1.71%	1.59%	2.11%	2.86%	3.26%	3.71%

Supplemental data

Net assets, end of period (000’s)	$1,324,486	$1,267,994	$1,206,089	$894,699	$703,997	$557,809

Portfolio turnover rate	15.58%	69.47%	45.89%	37.89%	51.04%	27.51%

Portfolio turnover rate excluding mortgage dollar rolls[f]	15.58%	67.80%	45.89%	37.89%	51.04%	27.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

FUS-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Franklin U.S. Government Securities VIP Fund

		Principal Amount	Value

	Corporate Bonds 1.3%
	New Valley Generation IV, secured bond, 4.687%, 1/15/22	$2,962,730	$3,244,240
	Private Export Funding Corp.,
	secured bond, 2.80%, 5/15/22	9,000,000	9,185,436
	senior secured note, 3.05%, 10/15/14	6,500,000	6,554,366

	Total Corporate Bonds (Cost $19,251,980)		18,984,042

	Foreign Government and Agency Securities 0.7%
	Government of Tunisia, 1.686%, 7/16/19	7,000,000	6,952,456
	International Bank for Reconstruction and Development,
	2, zero cpn., 2/15/16	1,868,000	1,850,155
	Principal Strip, 7/15/17	1,761,000	1,688,491

	Total Foreign Government and Agency Securities (Cost $10,624,594)		10,491,102

	Mortgage-Backed Securities 77.8%
a	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 7.5%
	FHLMC, 1.607% - 2.261%, 10/01/16 - 5/01/43	5,771,095	5,994,223
	FHLMC, 2.264%, 6/01/37	13,531,362	14,345,654
	FHLMC, 2.305%, 6/01/36	13,932,204	14,886,411
	FHLMC, 2.265% - 2.365%, 2/01/19 - 7/01/41	13,113,223	13,924,429
	FHLMC, 2.366% - 2.40%, 10/01/22 - 9/01/38	12,284,818	13,078,124
	FHLMC, 2.40% - 2.445%, 3/01/24 - 10/01/38	12,069,574	12,851,908
	FHLMC, 2.75%, 4/01/40	15,417,935	16,390,769
	FHLMC, 2.445% - 5.307%, 12/01/18 - 8/01/41	13,129,431	13,959,214
	FHLMC, 5.318% - 6.137%, 8/01/24 - 11/01/39	1,220,307	1,291,997

			106,722,729

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.9%
	FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	3,651,812	3,934,230
	FHLMC Gold 30 Year, 3.00%, 5/01/43	688,642	680,333
	FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	8,489,476	8,873,276
	FHLMC Gold 30 Year, 4.00%, 9/01/40 - 12/01/41	13,922,744	14,773,925
	FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	7,341,123	7,953,087
	FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	9,571,623	10,603,196
	FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	3,466,187	3,883,871
	FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	2,299,381	2,607,470
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	871,120	982,843
	FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	408,964	454,559
	FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	5,998	6,404
	FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	9,837	11,040
	FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	659,758	767,987
	FHLMC PC 30 Year, 8.00%, 1/01/17 - 5/01/17	3,058	3,068
	FHLMC PC 30 Year, 8.50%, 9/01/20	562	613

			55,535,902

a	Federal National Mortgage Association (FNMA) Adjustable Rate 13.9%
	FNMA, 1.08% - 1.996%, 4/01/16 - 10/01/44	13,225,193	13,808,881
	FNMA, 1.998% - 2.07%, 8/01/29 - 10/01/37	10,041,784	10,582,822
	FNMA, 2.073% - 2.156%, 11/01/17 - 1/01/40	12,698,000	13,292,033
	FNMA, 2.225%, 8/01/36	14,281,448	15,177,743
	FNMA, 2.256%, 10/01/35	13,909,063	14,778,054
	FNMA, 2.158% - 2.257%, 1/01/17 - 8/01/37	11,662,030	12,375,332
	FNMA, 2.258% - 2.304%, 8/01/26 - 8/01/39	13,196,355	14,013,023
	FNMA, 2.260% - 2.311%, 9/01/23 - 4/01/40	13,248,209	14,102,340

Semiannual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount	Value

	Mortgage-Backed Securities (continued)
a	Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
	FNMA, 2.301% - 2.322%, 11/01/33 - 7/01/38	$13,029,593	$13,794,368
	FNMA, 2.323% - 2.375%, 6/01/21 - 12/01/40	13,199,575	14,005,879
	FNMA, 2.484%, 9/01/37	37,848,356	40,456,814
	FNMA, 2.375% - 2.621%, 9/01/18 - 3/01/47	13,322,170	14,002,908
	FNMA, 2.625% - 7.210%, 8/01/18 - 11/01/47	6,043,297	6,341,794

			196,731,991

	Federal National Mortgage Association (FNMA) Fixed Rate 6.6%
	FNMA 15 Year, 5.50%, 6/01/16 - 1/01/25	3,648,144	4,000,302
	FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	184,039	191,331
	FNMA 30 Year, 3.00%, 12/01/42	348,080	344,377
	FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	16,980,886	18,052,020
	FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	17,234,228	18,680,282
	FNMA 30 Year, 4.50%, 12/01/43	20,658,749	22,414,153
	FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	13,348,893	14,848,163
	FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	3,847,220	4,316,164
	FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	6,626,039	7,471,637
	FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	1,108,152	1,251,378
	FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	37,584	40,428
	FNMA 30 Year, 8.00%, 3/01/22 - 2/01/25	134,208	141,596
	FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	1,335	1,464
	FNMA 30 Year, 9.00%, 10/01/26	186,502	215,523
	FNMA GL 30 Year, 8.00%, 8/01/19	17,657	17,726
	FNMA PL 30 Year, 5.50%, 4/01/34	1,946,835	2,191,306

			94,177,850

	Government National Mortgage Association (GNMA) Fixed Rate 45.9%
	GNMA I SF 30 Year, 3.00%, 7/15/42	773,106	780,697
	GNMA I SF 30 Year, 4.50%, 1/15/39 - 6/15/41	41,386,468	45,219,437
	GNMA I SF 30 Year, 5.00%, 6/15/30 - 9/15/40	56,167,771	62,117,608
	GNMA I SF 30 Year, 5.50%, 11/15/28 - 10/15/39	13,632,962	15,317,333
	GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	7,248,853	8,224,900
	GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	3,398,070	3,880,314
	GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	950,382	1,015,183
	GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	938,450	1,085,741
	GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	277,184	292,095
	GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	104,272	111,032
	GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	20,542	20,681
	GNMA I SF 30 Year, 9.50%, 7/15/16 - 12/15/20	83,349	86,665
	GNMA I SF 30 Year, 10.00%, 11/15/17 - 8/15/21	45,507	47,970
	GNMA II SF 30 Year, 3.00%, 12/20/42	376,691	381,461
	GNMA II SF 30 Year, 3.50%, 8/20/42	16,240,906	16,954,113
	GNMA II SF 30 Year, 3.50%, 9/20/42	45,491,098	47,489,431
	GNMA II SF 30 Year, 3.50%, 10/20/42	14,030,542	14,646,713
	GNMA II SF 30 Year, 3.50%, 11/20/42	27,869,532	29,093,617
	GNMA II SF 30 Year, 3.50%, 12/20/42	20,345,880	21,240,761
	GNMA II SF 30 Year, 3.50%, 1/20/43	34,427,680	35,942,284
	GNMA II SF 30 Year, 3.50%, 4/20/43	16,735,077	17,469,128
	GNMA II SF 30 Year, 3.50%, 5/20/43	28,643,932	29,893,259
	GNMA II SF 30 Year, 3.50%, 12/20/40 - 6/20/43	31,676,727	33,063,894
	GNMA II SF 30 Year, 3.50%, 5/20/44	24,942,673	26,031,715
	GNMA II SF 30 Year, 4.00%, 11/20/41	17,713,288	18,993,860

FUS-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount	Value

	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA II SF 30 Year, 4.00%, 11/20/39 - 2/20/44	$37,964,456	$40,736,890
	GNMA II SF 30 Year, 4.00%, 2/20/44	19,675,698	21,098,141
	GNMA II SF 30 Year, 4.00%, 6/20/44	25,649,000	27,503,280
	GNMA II SF 30 Year, 4.50%, 9/20/41	14,869,682	16,271,775
	GNMA II SF 30 Year, 4.50%, 10/20/39 - 2/20/44	61,280,765	67,090,798
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 10/20/42	25,740,364	28,575,748
	GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	11,470,278	12,872,865
	GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	7,052,850	8,020,566
	GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	904,548	1,040,168
	GNMA II SF 30 Year, 7.00%, 5/20/32	15,125	17,805
	GNMA II SF 30 Year, 7.50%, 11/20/17 - 5/20/33	185,165	211,840
	GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	17,880	20,030
	GNMA II SF 30 Year, 9.50%, 4/20/25	2,689	2,704

			652,862,502

	Total Mortgage-Backed Securities (Cost $1,092,369,029)		1,106,030,974

	U.S. Government and Agency Securities 18.8%
	AID-Israel,
	7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	4,482,967
	U.S. Government Guaranteed, Strip, 5/01/17	5,000,000	4,845,650
	Federal Agricultural Mortgage Corp.,
	1.41%, 3/06/20	10,000,000	9,653,060
	2.66%, 4/12/22	7,000,000	7,126,420
	4.30%, 5/13/19	1,010,000	1,125,635
b	Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	13,000,000	14,476,098
	FFCB, 1.50%, 11/16/15	10,000,000	10,162,220
	FHLB,
	4.75%, 12/16/16	17,000,000	18,689,086
	5.25%, 6/05/17	9,000,000	10,141,929
	FICO,
	1P, Strip, 5/11/18	10,000,000	9,456,810
	12, Strip, 6/06/18	4,627,000	4,359,013
	13P, Strip, 12/27/18	2,500,000	2,318,343
	15, Strip, 3/07/16	15,000,000	14,853,345
	15P, Strip, 3/07/19	1,798,000	1,656,264
	16, Strip, 4/05/17	12,367,000	12,022,765
	A-P, Strip, 2/08/18	1,000,000	951,700
	B-P, Strip, 4/06/18	1,405,000	1,331,873
	E-P, Strip, 11/02/18	1,296,000	1,207,983
	Strip, 9/26/19	7,605,000	6,873,178
	FNMA, senior note, 5.375%, 6/12/17	17,800,000	20,112,950
	Overseas Private Investment Corp.,
	A, Strip, 2/19/18	800,000	801,217
	Strip, 11/18/16	2,650,000	2,658,416
	SBA,
	[a] FRN, 3.125%, 3/25/18	282,846	284,539
	PC, 1995-20L, 1, 6.45%, 12/01/15	63,518	65,809
	PC, 1996-20L, 1, 6.70%, 12/01/16	117,271	122,001
	PC, 1997-20G, 1, 6.85%, 7/01/17	135,856	141,775
	PC, 1998-20I, 1, 6.00%, 9/01/18	455,175	479,702

Semiannual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount	Value

	U.S. Government and Agency Securities (continued)
	TVA,
	1.875%, 8/15/22	$6,000,000	$5,692,710
	5.88%, 4/01/36	5,000,000	6,479,750
	Strip, 11/01/18	2,644,000	2,437,559
	Strip, 6/15/19	5,973,000	5,416,000
	Strip, 6/15/20	6,138,000	5,364,311
	U.S. Treasury Note,
	0.875%, 11/30/16	2,500,000	2,515,332
	1.25%, 1/31/19	10,000,000	9,886,720
	1.75%, 10/31/18	3,000,000	3,042,657
	2.375%, 8/31/14	8,000,000	8,030,936
	2.375%, 9/30/14	17,000,000	17,098,277
	2.375%, 10/31/14	7,000,000	7,053,592
	2.50%, 4/30/15	6,950,000	7,089,139
	4.25%, 8/15/15	20,000,000	20,917,180
	Ukraine Government Aid Bonds, 1.844%, 5/16/19	5,000,000	5,006,860

	Total U.S. Government and Agency Securities (Cost $262,919,065)		266,431,771

	Total Investments before Short Term Investments (Cost $1,385,164,668)		1,401,937,889

	Short Term Investments (Cost $14,100,650) 1.0%
	Repurchase Agreements 1.0%
c	Joint Repurchase Agreement, 0.064%, 7/01/14 (Maturity Value $14,100,675) BNP Paribas Securities Corp. (Maturity Value $2,848,054) Credit Suisse Securities (USA) LLC (Maturity Value $1,424,027) Deutsche Bank Securities Inc. (Maturity Value $1,070,664) HSBC Securities (USA) Inc. (Maturity Value $5,981,084) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $2,776,846)	14,100,650	14,100,650

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/16/15 - 5/04/37; [d] U.S. Government Agency Discount Notes, 12/24/14 - 1/30/15; U.S. Government Agency Securities, Strips, 5/15/30; U.S. Treasury Bonds, 7.50% - 8.875%, 11/15/16 - 2/15/19; U.S. Treasury Notes, 0.25% - 4.50%, 7/15/15 - 4/30/18; and U.S. Treasury Notes, Index Linked, 1.375%, 7/15/18 (valued at $14,385,065)

	Total Investments (Cost $1,399,265,318) 99.6%		1,416,038,539
	Other Assets, less Liabilities 0.4%		5,365,359

	Net Assets 100.0%		$1,421,403,898

See Abbreviations on page FUS-21.

aThe coupon rate shown represents the rate at period end.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the value of this security was $14,476,098, representing 1.02% of net assets.

cSee Note 1(b) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FUS-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,385,164,668
Cost - Repurchase agreements	14,100,650

Total cost of investments	$1,399,265,318

Value - Unaffiliated issuers	$1,401,937,889
Value - Repurchase agreements	14,100,650

Total value of investments	1,416,038,539
Receivables:
Investment securities sold	1,211,462
Capital shares sold	1,112,509
Interest	4,536,322
Other assets	644

Total assets	1,422,899,476

Liabilities:
Payables:
Capital shares redeemed	215,859
Management fees	542,424
Distribution fees	549,374
Reports to shareholders	175,511
Accrued expenses and other liabilities	12,410

Total liabilities	1,495,578

Net assets, at value	$1,421,403,898

Net assets consist of:
Paid-in capital	$1,427,809,715
Undistributed net investment income	7,497,244
Net unrealized appreciation (depreciation)	16,773,221
Accumulated net realized gain (loss)	(30,676,282)

Net assets, at value	$1,421,403,898

Class 1:
Net assets, at value	$96,918,075

Shares outstanding	7,537,115

Net asset value and maximum offering price per share	$12.86

Class 2:
Net assets, at value	$1,324,485,823

Shares outstanding	105,059,530

Net asset value and maximum offering price per share	$12.61

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest	$21,540,074
Paydown gain (loss)	(4,596,922)

Total investment income	16,943,152

Expenses:
Management fees (Note 3a)	3,237,144
Distribution fees - Class 2 (Note 3c)	1,608,936
Custodian fees (Note 4)	5,716
Reports to shareholders	99,666
Professional fees	24,596
Trustees’ fees and expenses	2,838
Other	26,077

Total expenses	5,004,973

Net investment income	11,938,179

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(446,340)
Net change in unrealized appreciation (depreciation) on investments	21,807,179

Net realized and unrealized gain (loss)	21,360,839

Net increase (decrease) in net assets resulting from operations	$33,299,018

FUS-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$11,938,179	$22,010,219
Net realized gain (loss) from investments	(446,340)	(4,159,151)
Net change in unrealized appreciation (depreciation) on investments	21,807,179	(49,606,935)

Net increase (decrease) in net assets resulting from operations	33,299,018	(31,755,867)

Distributions to shareholders from:
Net investment income:
Class 1	(2,743,382)	(3,416,984)
Class 2	(35,038,168)	(35,241,458)

Total distributions to shareholders	(37,781,550)	(38,658,442)

Capital share transactions: (Note 2)
Class 1	(2,750,753)	(20,692,170)
Class 2	60,695,568	126,422,957

Total capital share transactions	57,944,815	105,730,787

Net increase (decrease) in net assets	53,462,283	35,316,478
Net assets:
Beginning of period	1,367,941,615	1,332,625,137

End of period	$1,421,403,898	$1,367,941,615

Undistributed net investment income included in net assets:
End of period	$7,497,244	$33,340,615

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2014, 43.65% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Franklin U.S. Government Fund was renamed the Franklin U.S. Government Securities VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by

FUS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report	FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	118,088	$1,547,128	543,938	$7,320,837

Shares issued in reinvestment of distributions	214,159	2,743,382	262,643	3,416,984

Shares redeemed	(539,252)	(7,041,263)	(2,385,700)	(31,429,991)

Net increase (decrease)	(207,005)	$(2,750,753)	(1,579,119)	$(20,692,170)

Class 2 Shares:

Shares sold	5,954,911	$76,194,386	21,495,475	$278,880,113

Shares issued in reinvestment of distributions	2,789,663	35,038,168	2,759,707	35,241,458

Shares redeemed	(3,949,875)	(50,536,986)	(14,590,310)	(187,698,614)

Net increase (decrease)	4,794,699	$60,695,568	9,664,872	$126,422,957

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FUS-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

Semiannual Report	FUS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2014	$ 1,618,397
2015	2,329,071
2016	841,479
2017	401,851
2018	426,637

Capital loss carryforwards not subject to expiration:
Short term	15,192,272
Long term	9,310,380

Total capital loss carryforwards	$30,120,087

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,404,952,567

Unrealized appreciation	$25,560,269

Unrealized depreciation	(14,474,297)

Net unrealized appreciation (depreciation)	$11,085,972

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $284,903,753 and $212,515,683, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

FUS-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FICO	Financing Corp.

FRN	Floating Rate Note

GL	Government Loan

PC	Participation Certificate

PL	Project Loan

SBA	Small Business Administration

SF	Single Family

TVA	Tennessee Valley Authority

Semiannual Report	FUS-21

Templeton Developing Markets VIP Fund

(Formerly, Templeton Developing Markets Securities Fund)

This semiannual report for Templeton Developing Markets VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Templeton Developing Markets VIP Fund – Class 2 delivered a +0.77% total return* for the six-month period ended June 30, 2014.

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments: Templeton Developing Markets VIP Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index generated a +6.32% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index produced a +6.82% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The six months under review were characterized by growth in emerging markets and a continued recovery in developed markets. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and political crises, emerging market economies overall continued to grow faster than developed market economies. After moderating in the first quarter, China’s economic growth stabilized in the second quarter as the government’s stimulus measures gained traction. Retail sales continued to grow as household income increased. Domestic demand accounted for a greater portion of gross domestic product, indicating stable progress in policymakers’ efforts to make China’s economy more consumer driven. Other economies that showed signs of moderation included those of Russia, Brazil and Turkey, while several economies, including those of Qatar, Taiwan and Poland, showed signs of improvement.

After a weak start to the year, emerging market stocks advanced in the second half of the period, supported by better U.S. economic data, the European Central Bank’s further monetary easing, an apparent cooling of tensions between Russia and Ukraine, and China’s improving manufacturing sector. Certain emerging markets such as India and Indonesia were buoyed by investors’ expectations for economic reforms after elections. Several emerging market central banks, including those of Brazil, India, South Africa and Russia, raised interest rates in response to rising inflation and weakening currencies, while several central banks, including those of Chile, Mexico, Romania and Thailand, lowered interest rates to promote economic growth. After raising interest rates early in the year to support the Turkish lira, Turkey’s central bank began easing monetary policy toward period-end to boost economic growth. The

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TD-2	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

People’s Bank of China (PBOC) tightened liquidity by curbing lending by banks and non-bank institutions. However, near period-end the PBOC reduced the cash reserve requirement ratio for banks serving rural borrowers and smaller companies to stimulate lending in targeted sectors and support economic expansion.

Emerging market stocks rose during the six months under review, as many investors were encouraged by generally positive global economic data and seemed to focus on the relatively attractive valuations of many emerging market stocks. For the six months ended June 30, 2014, emerging market stocks, as measured by the MSCI EM Index, generated a +6.32% total return in U.S. dollar terms, aided by strength in several emerging market currencies.1 Latin America outperformed as Colombia, Peru and Brazil generated strong returns. Asia performed well, with Indonesia, India, the Philippines and Thailand producing robust returns. European emerging markets underperformed their peers, as losses in Russia and Hungary partly offset gains in Turkey, the Czech Republic and Greece.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a leading property developer and manager with operations throughout the Middle East, notably in Dubai, United Arab Emirates (UAE); Brilliance China Automotive Holdings, one of China’s major automobile manufacturers; and Tata Consultancy Services, one of India’s largest information technology (IT) consulting and services companies.

Emaar Properties’ first-quarter 2014 earnings benefited from strong growth in the company’s leasing and rental income. Rising tourism in Dubai boosted Emaar’s hotel and retail operations, and, in our assessment, an ongoing property sector

Top 10 Countries
6/30/14
% of Total Net Assets
China	13.9%
Brazil	13.0%
Thailand	9.0%
South Africa	8.9%
Russia	8.1%
India	6.6%
U.K.	4.5%
Taiwan	3.6%
South Korea	3.5%
Switzerland	3.4%

recovery could potentially support future earnings growth. Investor positioning prior to the UAE’s inclusion in the MSCI EM Index in June led to strong buying of Emaar’s shares, contributing to further price increases.

Brilliance China Automotive has a joint venture with BMW for the production and sale of BMW 3-series and 5-series sedans and X1 compact sport utility vehicles in China. The company appears to us to be well positioned to fulfill China’s expanding middle class’s fast-growing demand for affordable luxury vehicles. The resilient sales growth of luxury cars in China contributed to Brilliance’s strong first-quarter sales volume, with BMW cars taking an increasing market share. Continued positive car-sales data and news of an extension to 2028 of the joint venture agreement between Brilliance and BMW also boosted Brilliance’s share price.

Tata Consultancy Services, in our view, is a well-managed and attractively valued service provider in the growing IT outsourcing industry. In addition to benefiting from the Indian equity market’s strong performance, its shares were supported by the IT outsourcing industry’s growth during the period. We believe that India has a major competitive advantage in providing outsourcing services because of the country’s available technological expertise and relatively low labor costs. Tata Consultancy’s shares made solid gains in June as the company reaffirmed its revenue and margin outlook and as earnings results from a U.S. peer suggested ongoing strength in key markets.

In contrast, key detractors from the Fund’s absolute performance included SJM Holdings, MGM China Holdings and Luk Fook Holdings (International). We closed the Fund’s positions

Semiannual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

in these companies as we sought to invest in companies we considered to be more attractively valued within our investment universe.

Many Hong Kong-listed, Macau-based casino and entertainment companies declined in value as uncertainty about the sustainability of their robust revenue growth rates led to lower revenue estimates. Furthermore, concerns about the long-term impact of rapidly increasing hotel and casino capacity on Macau’s Cotai Strip led many investors to lock in some profits. The Fund’s positions in SJM Holdings and MGM China Holdings were among those that lost ground after strong performances in the latter part of 2013.

Luk Fook Holdings is a Hong Kong-based jewelry retailer that we considered to be an attractive route to gain exposure to Chinese consumers’ rising discretionary spending. Pressuring Luk Fook’s share price were uncertainty about China’s jewelry sales trends and some unease that instances of Hong Kong residents’ hostility toward mainland tourists might discourage them from visiting.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2014, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In the past six months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s holdings largely in Thailand, Russia, South Africa and China via China H and Red Chip shares.2 We initiated investments in several markets, including Greece and Peru, and made

Top 10 Holdings
6/30/14
Company Sector/Industry, Country	% of Total Net Assets
Remgro Ltd. Diversified Financial Services, South Africa	5.0%
Unilever PLC Food Products, U.K.	4.5%
Brilliance China Automotive Holdings Ltd. Automobiles, China	4.1%
Tata Consultancy Services Ltd. IT Services, India	3.9%
Itau Unibanco Holding SA, ADR Banks, Brazil	3.5%
Compagnie Financiere Richemont SA Textiles, Apparel & Luxury Goods, Switzerland	3.3%
Siam Commercial Bank PCL, fgn. Banks, Thailand	3.3%
TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.) Semiconductors & Semiconductor Equipment, Taiwan	3.3%
Industries Qatar QSC Industrial Conglomerates, Qatar	3.2%
Naspers Ltd., N Media, South Africa	3.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

some purchases in other emerging market countries, including Turkey, Indonesia and Taiwan. Additionally, we made some purchases in certain developed market countries, such as Austria and Belgium, where we identified companies that have significant emerging market operations, giving them the potential to benefit from emerging market countries’ stronger personal income and consumer demand growth. In sector terms, we increased investments largely in materials, energy, IT and financials.3 Key purchases included new positions in Brilliance China Automotive Holdings; Siam Commercial Bank, one of

Thailand’s biggest banks; and Naspers, a South Africa-based multinational media group that engages in Internet, pay television and print media businesses.

Conversely, we reduced the Fund’s investments largely in Hong Kong, the UAE and Brazil as we focused on opportunities we considered to be more attractively valued within our investment

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The IT sector comprises Internet software and services, IT services, and semiconductors and semiconductor equipment in the SOI. The financials sector comprises banks, diversified financial services, and real estate management and development in the SOI.

TD-4	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

universe. Additionally, we eliminated the Fund’s exposure to certain markets, including Macau and Singapore. In sector terms, some of the largest sales were in financials, consumer staples and consumer discretionary.4 Key sales included reductions of the Fund’s holdings in Emaar Properties and in Ambev, a Brazil-based company that is one of world’s largest beer and soft drink producers. We closed the Fund’s position in British American Tobacco, a major global tobacco company. We also closed the Fund’s positions in Macau casino operators, namely the aforementioned SJM Holdings and MGM China Holdings, as well as Sands China and Melco Crown Entertainment.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The consumer staples sector comprises beverages, food products, food staples and retailing, personal products and tobacco in the SOI. The consumer discretionary sector comprises automobiles; media; hotels, restaurants and leisure; specialty retail; and textiles, apparel and luxury goods in the SOI.

Semiannual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,007.70	$8.06
Hypothetical (5% return before expenses)	$1,000	$1,016.76	$8.10

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TD-6	Semiannual Report

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page TD-S1 in the Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	1.24%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.11%
Total annual Fund operating expenses	1.35%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

II.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page TD-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	1.24%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.11%
Total annual Fund operating expenses	1.60%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

III.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page TD-S1 in the Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	1.24%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.11%
Total annual Fund operating expenses	1.70%

TD-7

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

IV.  The following is added as the second to last paragraph in the “Fund Details – Management” section of each Class’ prospectus beginning on page TD-D7:

Effective May 1, 2014, the Fund’s investment management agreement was bundled with its fund administration agreement, including the fees payable to the Fund’s administrator thereunder, as approved by the board of trustees. The fee payable to the administrator under the Fund’s administration agreement, prior to May 1, 2014, was a monthly fee under the following fee schedule of the Fund’s average daily net assets:

•	0.150% up to and including $200 million;
•	0.135% over $200 million, up to and including $700 million;
•	0.100% over $700 million, up to and including $1.2 billion;
•	0.075% in excess of $1.2 billion.

As of such date, the Fund’s investment management fees became a monthly fee at the annual rate of the value of the Fund’s average daily net assets as set forth below:

•	1.250% up to and including $200 million;
•	1.235% over $200 million, up to and including $700 million;
•	1.200% over $700 million, up to and including $1 billion;
•	1.150% over $1 billion, up to and including $1.2 billion;
•	1.125% over $1.2 billion, up to and including $5 billion;
•	1.075% over $5 billion, up to and including $10 billion;
•	1.025% over $10 billion, up to and including $15 billion;
•	0.975% over $15 billion, up to and including $20 billion;
•	0.925% in excess of $20 billion.

Please keep this supplement with your prospectus for future reference.

TD-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.26	$10.58	$ 9.50	$11.40	$ 9.86	$6.11

Income from investment operations[a]:

Net investment income[b]	0.11	0.13	0.19	0.17	0.09	0.12

Net realized and unrealized gains (losses)	(0.02)	(0.22)	1.06	(1.94)	1.63	4.02

Total from investment operations	0.09	(0.09)	1.25	(1.77)	1.72	4.14

Less distributions from:

Net investment income	(0.17)	(0.23)	(0.17)	(0.13)	(0.18)	(0.36)

Net realized gains	—	—	—	—	—	(0.03)

Total distributions	(0.17)	(0.23)	(0.17)	(0.13)	(0.18)	(0.39)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$10.18	$10.26	$10.58	$ 9.50	$11.40	$9.86

Total return[d]	0.93%	(0.73)%	13.40%	(15.67)%	17.83%	73.32%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.38%	1.35%	1.35%	1.40%	1.49%	1.45%

Expenses net of waiver and payments by affiliates	1.37%	1.35%	1.35%	1.40%	1.49% [f]	1.45% [f]

Net investment income	2.17%	1.25%	1.93%	1.57%	0.87%	1.64%

Supplemental data

Net assets, end of period (000’s)	$135,486	$145,707	$203,568	$232,544	$347,242	$325,927

Portfolio turnover rate	61.52%	44.59%	24.45%	14.90%	24.41%	56.58% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.19	$10.50	$ 9.42	$11.30	$ 9.78	$6.04

Income from investment operations[a]:

Net investment income[b]	0.09	0.10	0.17	0.14	0.06	0.11

Net realized and unrealized gains (losses)	(0.02)	(0.21)	1.05	(1.92)	1.62	3.98

Total from investment operations	0.07	(0.11)	1.22	(1.78)	1.68	4.09

Less distributions from:

Net investment income	(0.15)	(0.20)	(0.14)	(0.10)	(0.16)	(0.32)

Net realized gains	—	—	—	—	—	(0.03)

Total distributions	(0.15)	(0.20)	(0.14)	(0.10)	(0.16)	(0.35)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$10.11	$10.19	$10.50	$ 9.42	$11.30	$9.78

Total return[d]	0.77%	(0.92)%	13.16%	(15.86)%	17.58%	72.59%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.63%	1.60%	1.60%	1.65%	1.74%	1.70%

Expenses net of waiver and payments by affiliates	1.62%	1.60%	1.60%	1.65%	1.74% [f]	1.70% [f]

Net investment income	1.92%	1.00%	1.68%	1.32%	0.62%	1.39%

Supplemental data

Net assets, end of period (000’s)	$301,279	$274,683	$291,638	$295,223	$392,546	$435,947

Portfolio turnover rate	61.52%	44.59%	24.45%	14.90%	24.41%	56.58% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

TD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.20	$10.50	$ 9.42	$11.30	$ 9.80	$6.09

Income from investment operations[a]:

Net investment income[b]	0.09	0.10	0.16	0.13	0.05	0.09

Net realized and unrealized gains (losses)	(0.02)	(0.21)	1.04	(1.91)	1.61	4.00

Total from investment operations	0.07	(0.11)	1.20	(1.78)	1.66	4.09

Less distributions from:

Net investment income	(0.13)	(0.19)	(0.12)	(0.10)	(0.16)	(0.35)

Net realized gains	—	—	—	—	—	(0.03)

Total distributions	(0.13)	(0.19)	(0.12)	(0.10)	(0.16)	(0.38)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$10.14	$10.20	$10.50	$ 9.42	$11.30	$9.80

Total return[d]	0.65%	(1.07)%	13.06%	(15.88)%	17.41%	72.45%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.73%	1.70%	1.70%	1.75%	1.84%	1.80%

Expenses net of waiver and payments by affiliates	1.72%	1.70%	1.70%	1.75%	1.84% [f]	1.80% [f]

Net investment income	1.82%	0.90%	1.58%	1.22%	0.52%	1.29%

Supplemental data

Net assets, end of period (000’s)	$13,980	$15,225	$23,341	$24,380	$37,198	$26,362

Portfolio turnover rate	61.52%	44.59%	24.45%	14.90%	24.41%	56.58% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Templeton Developing Markets VIP Fund

		Industry	Shares	Value
	Common Stocks 90.9%
	Argentina 0.1%
a	Grupo Clarin SA, B, GDR, Reg S	Media	70,355	$513,592

	Australia 0.4%
	BHP Billiton Ltd.	Metals & Mining	56,757	1,922,148

	Austria 0.1%
	OMV AG	Oil, Gas & Consumable Fuels	13,000	587,494

	Belgium 3.1%
	Anheuser-Busch InBev NV	Beverages	120,577	13,853,917

	Brazil 10.4%
	Ambev SA	Beverages	1,856,450	13,237,259
	Itau Unibanco Holding SA, ADR	Banks	1,090,710	15,684,410
	M Dias Branco SA	Food Products	149,700	6,618,565
	Souza Cruz SA	Tobacco	1,098,228	11,313,947

				46,854,181

	Chile 0.6%
	Sociedad Quimica Y Minera de Chile SA Soquimich, ADR	Chemicals	94,287	2,763,552

	China 13.9%
b	Aluminum Corp. of China Ltd., H	Metals & Mining	1,324,000	474,904
	Angang Steel Co. Ltd., H	Metals & Mining	3,772,000	2,428,540
	Brilliance China Automotive Holdings Ltd.	Automobiles	9,805,700	18,345,083
	China Construction Bank Corp., H	Banks	6,283,300	4,750,710
	China Mobile Ltd.	Wireless Telecommunication Services	542,000	5,258,843
b	China Shipping Development Co. Ltd., H	Marine	6,101,100	3,565,984
	Industrial and Commercial Bank of China Ltd., H	Banks	7,018,300	4,437,119
	NetEase Inc., ADR	Internet Software & Services	36,003	2,821,195
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	6,136,600	7,743,544
	Tencent Holdings Ltd.	Internet Software & Services	827,000	12,644,363

				62,470,285

	Greece 0.3%
b	National Bank of Greece SA	Banks	312,080	1,141,099

	Hong Kong 0.6%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	187,433	1,998,036
	Giordano International Ltd.	Specialty Retail	1,358,200	800,853
b	Summit Ascent Holdings Ltd.	Trading Companies & Distributors	50,400	38,757

				2,837,646

	India 6.6%
	Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	68,010	2,961,312
	Tata Consultancy Services Ltd.	IT Services	438,340	17,658,037
	Tata Motors Ltd.	Automobiles	1,285,800	9,230,314

				29,849,663

	Indonesia 2.5%
	Astra International Tbk PT	Automobiles	11,424,700	7,010,940
	Bank Danamon Indonesia Tbk PT	Banks	3,377,400	1,180,879
	Semen Indonesia (Persero) Tbk PT	Construction Materials	2,531,000	3,218,459

				11,410,278

TD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Kenya 0.7%
	Equity Bank Ltd.	Banks	2,662,201	$1,428,350
	Kenya Commercial Bank Ltd.	Banks	3,217,000	1,872,911

				3,301,261

	Luxembourg 0.0%†
a	O’Key Group SA, GDR, Reg S	Food & Staples Retailing	600	5,511

	Nigeria 0.4%
	Nigerian Breweries PLC	Beverages	1,467,239	1,548,727

	Pakistan 0.6%
	United Bank Ltd.	Banks	1,465,400	2,506,605

	Peru 0.4%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	153,850	1,816,968

	Philippines 0.9%
	Ayala Corp.	Diversified Financial Services	193,800	2,876,458
b	Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	1,112,200	274,321
b	Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	2,837,100	745,288

				3,896,067

	Qatar 3.2%
	Industries Qatar QSC	Industrial Conglomerates	312,223	14,493,679

	Romania 0.2%
c	Societatea Nationala de Gaze Naturale ROMGAZ SA, 144A	Oil, Gas & Consumable Fuels	85,800	929,871

	Russia 7.4%
	Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	509,300	4,438,549
d	LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	29,958	1,788,792
d	LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	38,918	2,323,794
a,b	Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	68,025	2,397,881
	Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Metals & Mining	540,000	10,697,400
b	Yandex NV, A	Internet Software & Services	331,568	11,817,084

				33,463,500

	South Africa 8.9%
	MTN Group Ltd.	Wireless Telecommunication Services	176,100	3,708,248
	Naspers Ltd., N	Media	118,190	13,911,242
	Remgro Ltd.	Diversified Financial Services	1,032,124	22,317,244

				39,936,734

	South Korea 3.5%
	Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	170,220	6,997,186
	Hyundai Development Co.	Construction & Engineering	57,780	1,835,600
	Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	3,858	5,039,798
	SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	17,532	1,957,624

				15,830,208

	Sweden 0.5%
e	Oriflame Cosmetics SA, SDR	Personal Products	92,706	2,160,471

	Switzerland 3.4%
	Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	143,641	15,071,089

Semiannual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Taiwan 3.6%
	Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	252,000	$1,240,071
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,505,000	14,842,497

				16,082,568

	Thailand 9.0%
	Kasikornbank PCL, fgn.	Banks	705,800	4,460,203
	Land and Houses PCL, fgn.	Real Estate Management & Development	9,006,200	2,734,620
	PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	609,700	3,148,112
	PTT PCL, fgn.	Oil, Gas & Consumable Fuels	593,300	5,815,949
	Quality Houses PCL, fgn.	Real Estate Management & Development	20,757,100	2,265,109
	Siam Commercial Bank PCL, fgn.	Banks	2,869,800	14,906,329
	Thai Beverage PCL, fgn.	Beverages	14,863,200	7,391,958

				40,722,280

	Turkey 2.9%
	Akbank TAS	Banks	1,260,000	4,631,654
	Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	91,900	2,142,252
	Turkiye Garanti Bankasi AS	Banks	1,636,500	6,401,748

				13,175,654

	United Arab Emirates 0.4%
	Emaar Properties PJSC	Real Estate Management & Development	793,238	1,816,361

	United Kingdom 4.5%
	Unilever PLC	Food Products	450,037	20,415,440

	United States 1.7%
	Avon Products Inc.	Personal Products	537,046	7,846,242

	Vietnam 0.1%
	DHG Pharmaceutical JSC	Pharmaceuticals	54,400	249,939

	Total Common Stocks (Cost $334,685,369)			409,473,030

f	Participatory Notes (Cost $2,030,659) 0.6%
	Saudi Arabia 0.6%
c	HSBC Bank PLC, Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	129,805	2,838,024

	Preferred Stocks 4.2%
	Brazil 2.6%
	Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	454,600	7,109,944
	Vale SA, ADR, pfd., A	Metals & Mining	391,400	4,657,660

				11,767,604

	Chile 0.9%
	Embotelladora Andina SA, pfd., A	Beverages	1,374,417	4,218,458

TD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENTS OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Preferred Stocks (continued)
	Russia 0.7%
	Sberbank of Russia, pfd.	Banks	1,538,200	$3,123,212

	Total Preferred Stocks (Cost $18,100,263)			19,109,274

	Total Investments before Short Term Investments (Cost $354,816,291)			431,420,328

	Short Term Investments 5.2%
	Money Market Funds (Cost $22,475,010) 5.0%
	United States 5.0%
b,g	Institutional Fiduciary Trust Money Market Portfolio		22,475,010	22,475,010

h	Investments from Cash Collateral Received for Loaned Securities (Cost $1,128,696) 0.2%
	Money Market Funds 0.2%
	United States 0.2%
i	BNY Mellon Overnight Government Fund, 0.082%		1,128,696	1,128,696

	Total Investments (Cost $378,419,997) 100.9%			455,024,034
	Other Assets, less Liabilities (0.9)%			(4,279,758)

	Net Assets 100.0%			$450,744,276

See Abbreviations on page TD-27.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $2,916,984, representing 0.65% of net assets.

bNon-income producing.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $3,767,895, representing 0.84% of net assets.

dAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eA portion or all of the security is on loan at June 30, 2014. See Note 1(d).

fSee Note 1(c) regarding Participatory Notes.

gSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

hSee Note 1(d) regarding securities on loan.

iThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$355,944,987
Cost - Sweep Money Fund (Note 3e)	22,475,010

Total cost of investments	$378,419,997

Value - Unaffiliated issuers	$432,549,024
Value - Sweep Money Fund (Note 3e)	22,475,010

Total value of investments (Includes securities loaned in the amount of $1,080,236)	455,024,034
Cash	107,481
Foreign currency, at value (cost $17,472)	17,472
Receivables:
Investment securities sold	1,384,670
Capital shares sold	63,398
Dividends	1,134,916
Foreign tax	25,537
Other assets	201

Total assets	457,757,709

Liabilities:
Payables:
Investment securities purchased	4,473,528
Capital shares redeemed	451,991
Management fees	456,460
Distribution fees	133,506
Trustees’ fees and expenses	102
Payable upon return of securities loaned	1,128,696
Deferred tax	15,134
Accrued expenses and other liabilities	354,016

Total liabilities	7,013,433

Net assets, at value	$450,744,276

Net assets consist of:
Paid-in capital	$348,211,368
Distributions in excess of net investment income	(2,913,174)
Net unrealized appreciation (depreciation)	76,541,780
Accumulated net realized gain (loss)	28,904,302

Net assets, at value	$450,744,276

TD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Templeton Developing Markets VIP Fund

Class 1:
Net assets, at value	$135,485,746

Shares outstanding	13,309,893

Net asset value and maximum offering price per share	$10.18

Class 2:
Net assets, at value	$301,278,598

Shares outstanding	29,786,460

Net asset value and maximum offering price per share	$10.11

Class 4:
Net assets, at value	$13,979,932

Shares outstanding	1,378,402

Net asset value and maximum offering price per share	$10.14

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Templeton Developing Markets VIP Fund
Investment income:
Dividends (net of foreign taxes of $477,114)	$7,819,279
Income from securities loaned	29,839

Total investment income	7,849,118

Expenses:
Management fees (Note 3a)	2,544,970
Administrative fees (Note 3b)	207,590
Distribution fees: (Note 3c)
Class 2	339,802
Class 3	27,045
Class 4	24,750
Custodian fees (Note 4)	149,935
Reports to shareholders	97,631
Professional fees	34,679
Trustees’ fees and expenses	1,074
Other	11,251

Total expenses	3,438,727
Expenses waived/paid by affiliates (Note 3e)	(9,804)

Net expenses	3,428,923

Net investment income	4,420,195

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	55,794,187
Foreign currency transactions	64,531

Net realized gain (loss)	55,858,718

Net change in unrealized appreciation (depreciation) on:
Investments	(57,238,411)
Translation of other assets and liabilities denominated in foreign currencies	(24,412)
Change in deferred taxes on unrealized appreciation	(15,134)

Net change in unrealized appreciation (depreciation)	(57,277,957)

Net realized and unrealized gain (loss)	(1,419,239)

Net increase (decrease) in net assets resulting from operations	$3,000,956

TD-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$4,420,195	$5,556,147
Net realized gain (loss) from investments and foreign currency transactions	55,858,718	67,962,625
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(57,277,957)	(79,189,158)

Net increase (decrease) in net assets resulting from operations	3,000,956	(5,670,386)

Distributions to shareholders from:
Net investment income:
Class 1	(2,319,775)	(3,816,779)
Class 2	(4,358,800)	(5,449,449)
Class 3	—	(777,644)
Class 4	(173,399)	(373,848)

Total distributions to shareholders	(6,851,974)	(10,417,720)

Capital share transactions: (Note 2)
Class 1	(8,793,874)	(52,075,044)
Class 2	27,936,429	(8,867,643)
Class 3	(33,674,042)	(12,240,084)
Class 4	(1,138,997)	(7,287,727)

Total capital share transactions	(15,670,484)	(80,470,498)

Redemption fees	68	1,204

Net increase (decrease) in net assets	(19,521,434)	(96,557,400)

Net assets:
Beginning of period	470,265,710	566,823,110

End of period	$450,744,276	$470,265,710

Distributions in excess of net investment income included in net assets:
End of period	$(2,913,174)	$(481,395)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Templeton Developing Markets VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Templeton Developing Markets Securities Fund was renamed the Templeton Developing Markets VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question

TD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Semiannual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	745,405	$7,471,902	1,118,729	$11,636,774

Shares issued in reinvestment of distributions	229,681	2,319,775	392,673	3,816,779

Shares redeemed	(1,861,045)	(18,585,551)	(6,552,381)	(67,528,597)

Net increase (decrease)	(885,959)	$(8,793,874)	(5,040,979)	$(52,075,044)

Class 2 Shares:

Shares sold	5,902,160	$58,483,619	5,110,513	$51,867,557

Shares issued in reinvestment of distributions	434,143	4,358,800	564,125	5,449,449

Shares redeemed	(3,516,666)	(34,905,990)	(6,483,017)	(66,184,649)

Net increase (decrease)	2,819,637	$27,936,429	(808,379)	$(8,867,643)

Class 3 Shares[a]:

Shares sold	171,371	$1,697,483	410,783	$4,328,836

Shares issued in reinvestment of distributions	—	—	81,005	777,644

Shares redeemed	(3,593,907)	(35,371,525)	(1,696,602)	(17,346,564)

Net increase (decrease)	(3,422,536)	$(33,674,042)	(1,204,814)	$(12,240,084)

Class 4 Shares:

Shares sold	37,229	$367,546	206,201	$2,099,934

Shares issued on reinvestment of distributions	17,219	173,399	38,661	373,848

Shares redeemed	(169,287)	(1,679,942)	(973,500)	(9,761,509)

Net increase (decrease)	(114,839)	$(1,138,997)	(728,638)	$(7,287,727)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

Effective, May 1, 2014, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and

TD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $21,512,788 expiring in 2017.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$391,637,946

Unrealized appreciation	$ 70,234,167

Unrealized depreciation	(6,848,079)

Net unrealized appreciation (depreciation)	$ 63,386,088

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $261,157,894 and $285,458,370, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Semiannual Report	TD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

8. Credit Facility.

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments:[a]

Russia	$19,661,971	$16,924,741	$—	$36,586,712

All Other Equity Investments[b]	391,995,592	—	—	391,995,592

Participatory Notes	—	2,838,024	—	2,838,024

Short Term Investments	22,475,010	1,128,696	—	23,603,706

Total Investments in Securities	$434,132,573	$20,891,461	$—	$455,024,034

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

TD-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

SDR	Swedish Depositary Receipt

Semiannual Report	TD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX INFORMATION (UNAUDITED)

Templeton Developing Markets VIP Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0221	$0.2041
Class 2	$0.0221	$0.1809
Class 4	$0.0221	$0.1564

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s dis-tribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TD-28	Semiannual Report

Templeton Foreign VIP Fund

(Formerly, Templeton Foreign Securities Fund)

This semiannual report for Templeton Foreign VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Templeton Foreign VIP Fund – Class 2 delivered a +3.22% total return* for the six-month period ended June 30, 2014.

*The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments: Templeton Foreign VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, produced a +5.14% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states that limited economic activity in the first quarter of

2014. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. The Fed continued reducing asset purchases during the period.

Outside the U.S., the U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. The Japanese government proposed a reduction in corporate taxes as part of its economic reforms in an effort to avoid deflation and facilitate growth. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than what many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TF-2	Semiannual Report

TEMPLETON FOREIGN VIP FUND

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports were relatively soft. Emerging market equities generally rose for the six-month period, despite volatility resulting from concerns about moderating economic growth, rising geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period and oil prices increased amid supply concerns related to the crises in Ukraine and Iraq. The U.S. dollar was relatively flat compared to most currencies.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Although the Fund’s performance lagged that of its benchmark, the MSCI EAFE Index, the Fund had several notable contributors. An overweighting in the energy sector, especially in the oil, gas and consumable fuels industry, was a major contributor to the Fund’s relative performance.2 Oil and gas producers Statoil (Norway), Suncor Energy3 (Canada) and Total (France) as well as energy equipment and services company Trican Well Service3 (Canada) each outperformed the index. Shares of

Top 10 Holdings
6/30/14
Company Sector/Industry, Country	% of Total Net Assets
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.7%
BNP Paribas SA Banks, France	2.6%
Total SA, B Oil, Gas & Consumable Fuels, France	2.6%
Samsung Electronics Co. Ltd. Semiconductors & Semiconductor Equipment, South Korea	2.5%
Tesco PLC Food & Staples Retailing, U.K.	2.2%
UniCredit SpA Banks, Italy	2.1%
Hana Financial Group Inc. Banks, South Korea	2.1%
Sanofi Pharmaceuticals, France	2.0%
Credit Suisse Group AG Capital Markets, Switzerland	1.9%
Roche Holding AG Pharmaceuticals, Switzerland	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Statoil rallied after it reported better-than-expected first-quarter earnings because of higher gas prices resulting from a severe winter in the U.S. Investor sentiment toward oil exploration and production companies improved as crude oil prices rose following geopolitical tension in Ukraine and Iraq. Stock selection and an underweighting in the consumer discretionary sector, especially in automobiles, also aided relative results.4 Stock selection and an underweighting in industrials, particularly in aerospace and defense, added to relative returns.5 Select positions in the financials sector, including U.K. insurer Aviva and Italian bank UniCredit, aided returns.6 Aviva reported strong earnings in 2013, reflecting its efforts in reducing costs and selling underperforming businesses. Aviva also reported strong new business growth during the first quarter of 2014. Other individual contributors included Flextronics International3 (Singapore) and Teva Pharmaceuticals3 (Israel).

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

3. Not part of the index.

4. The consumer discretionary sector comprises auto components, automobiles, household durables, leisure products, multiline retail and specialty retail in the SOI.

5. The industrials sector comprises aerospace and defense, airlines, building products, construction and engineering, electrical equipment, industrial conglomerates, and trading companies and distributors in the SOI.

6. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI.

Semiannual Report	TF-3

TEMPLETON FOREIGN VIP FUND

In contrast, our stock selection in the financials sector, especially in banks, detracted from Fund performance. Among the sector’s top detractors were BNP Paribas (France), South Korean banks KB Financial Group3 and Hana Financial Group,3 insurance providers AXA (France) and Aegon (the Netherlands), and capital markets company Credit Suisse Group (Switzerland). Shares of BNP declined as it was fined by U.S. regulators for evading sanctions on doing business with Cuba, Iran and Sudan. Stock selection in health care, particularly in pharmaceuticals, also weighed on results.7 Our stock selection in consumer staples, notably in the food and staples retailing industry, also hurt performance.8 In this industry, shares of food and staples retailer Tesco (U.K.) fell amid a declining market share and concerns over price wars. A lack of Fund exposure to the outperforming utilities sector also hindered performance. Elsewhere, other individual detractors included Kingboard Chemical3 (Hong Kong), and Alstom9 (France). Alstom lowered its earnings guidance for fiscal year 2014 because of lower demand for turnkey electricity plants and gas turbines. Toward period-end, conglomerate General Electric agreed to acquire Alstom’s energy assets.

From a geographic perspective, The Fund’s off-benchmark allocation in North America, especially in Canadian energy companies, benefited the Fund’s relative performance.

Positioning in select Asian countries such as Japan and Singapore as well as select European countries such as Norway, Germany and Italy contributed to relative returns. In contrast, stock selection in Europe detracted from Fund performance as investments in France, Spain, the Netherlands, Switzerland and the U.K. underperformed. Stock selection in Asia, particularly off-benchmark holdings in South Korean and Chinese stocks, further hampered the Fund’s performance.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

8. The consumer staples sector comprises beverages and food and staples retailing in the SOI.

9. Sold by period-end.

TF-4	Semiannual Report

TEMPLETON FOREIGN VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50,

then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,032.20	$5.14
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.11

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	TF-5

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

TEMPLETON FOREIGN VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page TF-S1 in the Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.74%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.04%
Total annual Fund operating expenses	0.78%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

II.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page TF-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.74%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.04%
Total annual Fund operating expenses	1.03%

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

III.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page TF-S1 in the Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.74%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.04%
Total annual Fund operating expenses	1.13%

TF-6

1.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

IV.  The following is added as the second to last paragraph in the “Fund Details – Management” section of each Class’ prospectus beginning on page TF-D8:

Effective May 1, 2014, the Fund’s investment management agreement was bundled with its fund administration agreement, including the fees payable to the Fund’s administrator thereunder, as approved by the board of trustees. The fee payable to the administrator under the Fund’s administration agreement, prior to May 1, 2014, was a monthly fee under the following fee schedule of the Fund’s average daily net assets:

•	0.150% up to and including $200 million;
•	0.135% over $200 million, up to and including $700 million;
•	0.100% over $700 million, up to and including $1.2 billion;
•	0.075% in excess of $1.2 billion.

As of such date, the Fund’s investment management fees became a monthly fee at the annual rate of the value of the Fund’s average daily net assets as set forth below:

•	0.900% up to and including $200 million;
•	0.810% over $200 million, up to and including $700 million;
•	0.775% over $700 million, up to and including $1.2 billion;
•	0.750% over $1.2 billion, up to and including $1.3 billion;
•	0.675% over $1.3 billion, up to and including $10 billion;
•	0.655% over $10 billion, up to and including $15 billion;
•	0.635% over $15 billion, up to and including $20 billion;
•	0.615% in excess of $20 billion.

Please keep this supplement with your prospectus for future reference.

TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.56		$14.63	$12.78	$14.54	$13.68	$10.95

Income from investment operations[a]:

Net investment income[b]	0.45	[c]	0.34	0.38	0.42	0.28	0.25

Net realized and unrealized gains (losses)	0.14		3.00	1.91	(1.90)	0.86	3.39

Total from investment operations	0.59		3.34	2.29	(1.48)	1.14	3.64

Less distributions from:

Net investment income	(0.36)		(0.41)	(0.44)	(0.28)	(0.28)	(0.43)

Net realized gains	—		—	—	—	—	(0.48)

Total distributions	(0.36)		(0.41)	(0.44)	(0.28)	(0.28)	(0.91)

Redemption fees[d]	—		—	—	—	—	—

Net asset value, end of period	$17.79		$17.56	$14.63	$12.78	$14.54	$13.68

Total return[e]	3.35%		23.27%	18.60%	(10.44)%	8.67%	37.34%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.78%		0.78%	0.79%	0.79%	0.78%	0.78%

Expenses net of waiver and payments by affiliates	0.77%		0.78%	0.79%	0.79% [g]	0.78% [g]	0.78% [g]

Net investment income	5.18%	[c]	2.16%	2.84%	2.92%	2.10%	2.28%

Supplemental data

Net assets, end of period (000’s)	$296,523		$298,468	$265,924	$254,292	$321,282	$318,173

Portfolio turnover rate	9.16%		23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 3.24%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

TF-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.24		$14.37	$12.56	$14.29	$13.45	$10.76

Income from investment operations[a]:

Net investment income[b]	0.42	[c]	0.30	0.34	0.37	0.25	0.22

Net realized and unrealized gains (losses)	0.14		2.94	1.87	(1.86)	0.84	3.34

Total from investment operations	0.56		3.24	2.21	(1.49)	1.09	3.56

Less distributions from:

Net investment income	(0.32)		(0.37)	(0.40)	(0.24)	(0.25)	(0.39)

Net realized gains	—		—	—	—	—	(0.48)

Total distributions	(0.32)		(0.37)	(0.40)	(0.24)	(0.25)	(0.87)

Redemption fees[d]	—		—	—	—	—	—

Net asset value, end of period	$17.48		$17.24	$14.37	$12.56	$14.29	$13.45

Total return[e]	3.22%		22.97%	18.23%	(10.63)%	8.41%	37.04%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.03%		1.03%	1.04%	1.04%	1.03%	1.03%

Expenses net of waiver and payments by affiliates	1.02%		1.03%	1.04%	1.04% [g]	1.03% [g]	1.03% [g]

Net investment income	4.93%	[c]	1.91%	2.59%	2.67%	1.85%	2.03%

Supplemental data

Net assets, end of period (000’s)	$1,928,297		$1,873,586	$1,744,231	$1,679,412	$2,090,757	$2,010,268

Portfolio turnover rate	9.16%		23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.99%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.37		$14.48	$12.66	$14.43	$13.59	$10.91

Income from investment operations[a]:

Net investment income[b]	0.42	[c]	0.28	0.33	0.36	0.17	0.21

Net realized and unrealized gains (losses)	0.13		2.97	1.89	(1.88)	0.92	3.37

Total from investment operations	0.55		3.25	2.22	(1.52)	1.09	3.58

Less distributions from:

Net investment income	(0.31)		(0.36)	(0.40)	(0.25)	(0.25)	(0.42)

Net realized gains	—		—	—	—	—	(0.48)

Total distributions	(0.31)		(0.36)	(0.40)	(0.25)	(0.25)	(0.90)

Redemption fees[d]	—		—	—	—	—	—

Net asset value, end of period	$17.61		$17.37	$14.48	$12.66	$14.43	$13.59

Total return[e]	3.13%		22.86%	18.14%	(10.74)%	8.38%	36.84%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.13%		1.13%	1.14%	1.14%	1.13%	1.13%

Expenses net of waiver and payments by affiliates	1.12%		1.13%	1.14%	1.14% [g]	1.13% [g]	1.13% [g]

Net investment income	4.83%	[c]	1.81%	2.49%	2.57%	1.75%	1.93%

Supplemental data

Net assets, end of period (000’s)	$535,078		$513,098	$416,277	$353,346	$305,505	$48,501

Portfolio turnover rate	9.16%		23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.89%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

TF-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Templeton Foreign VIP Fund

	Country	Shares	Value
Common Stocks 94.0%
Aerospace & Defense 0.9%
BAE Systems PLC	United Kingdom	3,443,320	$25,507,375

Airlines 0.7%
Deutsche Lufthansa AG	Germany	859,340	18,452,586

Auto Components 2.0%
Cie Generale des Etablissements Michelin, B	France	222,570	26,596,715
Hyundai Mobis	South Korea	100,634	28,241,162

			54,837,877

Automobiles 2.4%
Hyundai Motor Co.	South Korea	38,742	8,785,859
Nissan Motor Co. Ltd.	Japan	2,952,600	28,008,969
Toyota Motor Corp., ADR	Japan	240,755	28,808,743

			65,603,571

Banks 12.9%
Bangkok Bank PCL, fgn.	Thailand	1,247,500	7,441,161
Barclays PLC	United Kingdom	2,778,290	10,116,959
BNP Paribas SA	France	1,058,470	71,816,551
DBS Group Holdings Ltd.	Singapore	2,174,520	29,216,869
Hana Financial Group Inc.	South Korea	1,562,861	57,912,339
HSBC Holdings PLC	United Kingdom	4,015,600	40,723,592
KB Financial Group Inc., ADR	South Korea	1,189,645	41,352,060
Societe Generale SA	France	391,870	20,529,406
UniCredit SpA	Italy	6,991,743	58,550,159
United Overseas Bank Ltd.	Singapore	985,000	17,793,446

			355,452,542

Beverages 0.5%
Suntory Beverage & Food Ltd.	Japan	377,600	14,816,248

Building Products 0.6%
Compagnie de Saint-Gobain	France	296,890	16,752,964

Capital Markets 2.3%
Credit Suisse Group AG	Switzerland	1,874,638	53,606,382
GAM Holding Ltd.	Switzerland	505,110	9,625,482

			63,231,864

Chemicals 1.1%
Akzo Nobel NV	Netherlands	407,380	30,544,286

Communications Equipment 0.4%
Ericsson, B, ADR	Sweden	997,972	12,055,502

Construction & Engineering 0.8%
Carillion PLC	United Kingdom	3,750,730	21,250,824

Construction Materials 0.6%
CRH PLC	Ireland	659,820	16,933,285

Containers & Packaging 0.8%
Rexam PLC	United Kingdom	2,417,032	22,127,736

Diversified Financial Services 3.9%
BM&F BOVESPA SA	Brazil	2,189,700	11,482,241
Deutsche Boerse AG	Germany	279,400	21,687,146

Semiannual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Diversified Financial Services (continued)
a	ING Groep NV, IDR	Netherlands	2,462,644	$34,601,518
	Voya Financial Inc.	United States	1,076,240	39,110,561

				106,881,466

	Diversified Telecommunication Services 4.5%
	China Telecom Corp. Ltd., H	China	47,482,357	23,280,320
	Orange SA	France	25,570	403,569
	Singapore Telecommunications Ltd.	Singapore	9,394,000	29,011,270
b	Telefonica SA, ADR	Spain	2,270,951	38,969,519
	Telenor ASA	Norway	1,103,354	25,134,701
	Vivendi SA	France	245,395	6,005,324

				122,804,703

	Electrical Equipment 0.3%
	Shanghai Electric Group Co. Ltd., H	China	23,792,000	9,577,643

	Electronic Equipment, Instruments & Components 1.8%
a	Flextronics International Ltd.	Singapore	2,385,970	26,412,688
	Kingboard Chemical Holdings Ltd.	Hong Kong	11,646,000	24,011,906

				50,424,594

	Energy Equipment & Services 4.6%
	Aker Solutions ASA	Norway	1,617,940	28,124,322
	Ensign Energy Services Inc.	Canada	1,965,300	30,535,910
	Fugro NV, IDR	Netherlands	225,252	12,898,729
a	Saipem SpA	Italy	297,027	8,013,243
	Technip SA	France	76,090	8,324,653
	Trican Well Service Ltd.	Canada	2,373,000	38,339,153

				126,236,010

	Food & Staples Retailing 2.9%
a	Metro AG	Germany	489,650	21,343,643
	Tesco PLC	United Kingdom	12,226,930	59,462,381

				80,806,024

	Health Care Equipment & Supplies 0.9%
	Getinge AB, B	Sweden	417,870	10,982,918
	Nobel Biocare Holding AG	Switzerland	974,135	14,499,162

				25,482,080

	Health Care Providers & Services 0.8%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	6,434,800	13,383,607
	Sinopharm Group Co.	China	3,102,800	8,607,268

				21,990,875

	Household Durables 0.4%
	Nikon Corp.	Japan	647,800	10,199,309

	Industrial Conglomerates 2.2%
	Hutchison Whampoa Ltd.	Hong Kong	2,096,239	28,642,429
	Siemens AG	Germany	233,124	30,791,821

				59,434,250

	Insurance 7.5%
	ACE Ltd.	United States	307,649	31,903,201
	Aegon NV	Netherlands	4,446,700	38,814,683

TF-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Insurance (continued)
	AIA Group Ltd.	Hong Kong	4,133,000	$20,797,115
	Aviva PLC	United Kingdom	3,200,110	27,955,126
	AXA SA	France	2,056,508	49,158,250
	China Life Insurance Co. Ltd., H	China	4,286,000	11,225,903
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	68,060	15,089,851
	Swiss Re AG	Switzerland	130,190	11,582,557

				206,526,686

	Leisure Products 0.8%
	Bandai Namco Holdings Inc.	Japan	977,800	22,894,641

	Life Sciences Tools & Services 0.7%
	Lonza Group AG	Switzerland	121,930	13,267,458
a	QIAGEN NV	Netherlands	197,121	4,778,068

				18,045,526

	Metals & Mining 3.1%
	HudBay Minerals Inc.	Canada	2,891,000	26,756,219
	Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	926,924	18,362,364
	POSCO	South Korea	136,907	41,126,214

				86,244,797

	Multiline Retail 1.1%
	Marks & Spencer Group PLC	United Kingdom	4,066,900	29,590,857

	Oil, Gas & Consumable Fuels 13.3%
	BP PLC	United Kingdom	5,946,135	52,391,212
	China Shenhua Energy Co. Ltd., H	China	8,462,000	24,456,490
	Dragon Oil PLC	Turkmenistan	731,930	7,683,957
	Eni SpA	Italy	1,319,747	36,110,402
	Kunlun Energy Co. Ltd.	China	7,280,000	12,004,258
	LUKOIL Holdings, ADR	Russia	160,535	9,585,545
	Royal Dutch Shell PLC, A	United Kingdom	16,803	695,398
	Royal Dutch Shell PLC, B	United Kingdom	1,094,263	47,608,387
	Statoil ASA	Norway	1,314,870	40,394,865
	Suncor Energy Inc.	Canada	901,700	38,470,955
	Talisman Energy Inc.	Canada	2,554,600	27,020,383
	Total SA, B	France	979,926	70,828,627

				367,250,479

	Pharmaceuticals 9.7%
	Bayer AG	Germany	194,750	27,510,143
	GlaxoSmithKline PLC	United Kingdom	2,772,585	74,203,162
	Novartis AG	Switzerland	328,730	29,764,920
	Roche Holding AG	Switzerland	179,480	53,529,300
	Sanofi	France	513,135	54,516,450
	Teva Pharmaceutical Industries Ltd., ADR	Israel	520,107	27,264,009

				266,787,984

	Real Estate Management & Development 0.0%†
	Cheung Kong (Holdings) Ltd.	Hong Kong	922	16,345

	Semiconductors & Semiconductor Equipment 3.6%
	Infineon Technologies AG	Germany	1,103,225	13,792,197
	Samsung Electronics Co. Ltd.	South Korea	53,022	69,263,917
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4,151,526	17,580,318

				100,636,432

Semiannual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Software 0.7%
	Capcom Co. Ltd.	Japan	1,211,400	$20,531,798

	Specialty Retail 1.1%
	Kingfisher PLC	United Kingdom	5,160,616	31,702,739

	Technology Hardware, Storage & Peripherals 0.4%
	CANON Inc.	Japan	349,700	11,377,634

	Trading Companies & Distributors 2.1%
	ITOCHU Corp.	Japan	3,753,600	48,205,257
	Noble Group Ltd.	Hong Kong	8,267,000	9,084,980

				57,290,237

	Wireless Telecommunication Services 1.6%
	China Mobile Ltd.	China	2,340,000	22,704,230
	Vodafone Group PLC, ADR	United Kingdom	671,535	22,422,554

				45,126,784

	Total Common Stocks (Cost $1,965,280,829)			2,595,426,553

	Preferred Stocks (Cost $11,136,802) 0.3%
	Oil, Gas & Consumable Fuels 0.3%
	Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	8,099,643

	Total Investments before Short Term Investments (Cost $1,976,417,631)			2,603,526,196

	Short Term Investments 3.3%
	Money Market Funds (Cost $88,693,589) 3.3%
a,c	Institutional Fiduciary Trust Money Market Portfolio	United States	88,693,589	88,693,589

d	Investments from Cash Collateral Received for Loaned Securities (Cost $175,000) 0.0%†
	Money Market Funds 0.0%†
e	BNY Mellon Overnight Government Fund, 0.082%	United States	175,000	175,000

	Total Investments (Cost $2,065,286,220) 97.6%			2,692,394,785
	Other Assets, less Liabilities 2.4%			67,503,762

	Net Assets 100.0%			$2,759,898,547

See Abbreviations on page TF-25.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2014. See Note 1(c).

cSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

TF-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,976,592,631
Cost - Sweep Money Fund (Note 3e)	88,693,589

Total cost of investments	$2,065,286,220

Value - Unaffiliated issuers	$2,603,701,196
Value - Sweep Money Fund (Note 3e)	88,693,589

Total value of investments (includes securities loaned in the amount $188,760)	2,692,394,785
Cash	1,033,838
Receivables:
Investment securities sold	59,340,898
Capital shares sold	4,368,268
Dividends	9,420,950
Other assets	1,227

Total assets	2,766,559,966

Liabilities:
Payables:
Investment securities purchased	854,232
Capital shares redeemed	2,087,479
Management fees	1,673,742
Distribution fees	1,123,503
Reports to shareholders	521,744
Payable upon return of securities loaned	175,000
Accrued expenses and other liabilities	225,719

Total liabilities	6,661,419

Net assets, at value	$2,759,898,547

Net assets consist of:
Paid-in capital	$2,090,303,838
Undistributed net investment income	66,405,969
Net unrealized appreciation (depreciation)	627,330,445
Accumulated net realized gain (loss)	(24,141,705)

Net assets, at value	$2,759,898,547

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Templeton Foreign VIP Fund

Class 1:
Net assets, at value	$296,523,166

Shares outstanding	16,670,268

Net asset value and maximum offering price per share	$17.79

Class 2:
Net assets, at value	$1,928,297,158

Shares outstanding	110,319,871

Net asset value and maximum offering price per share	$17.48

Class 4:
Net assets, at value	$535,078,223

Shares outstanding	30,385,375

Net asset value and maximum offering price per share	$17.61

TF-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Templeton Foreign VIP Fund
Investment income:
Dividends (net of foreign taxes of $5,540,795)	$79,172,850
Income from securities loaned	1,581,816

Total investment income	80,754,666

Expenses:
Management fees (Note 3a)	9,145,575
Administrative fees (Note 3b)	859,943
Distribution fees: (Note 3c)
Class 2	2,312,099
Class 3	75,571
Class 4	897,703
Custodian fees (Note 4)	201,159
Reports to shareholders	233,252
Registration and filing fees	298
Professional fees	47,828
Trustees’ fees and expenses	5,365
Other	30,063

Total expenses	13,808,856
Expenses waived/paid by affiliates (Note 3e)	(35,078)

Net expenses	13,773,778

Net investment income	66,980,888

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	44,052,202
Foreign currency transactions	(258,117)

Net realized gain (loss)	43,794,085

Net change in unrealized appreciation (depreciation) on:
Investments	(24,744,270)
Translation of other assets and liabilities denominated in foreign currencies	137,909

Net change in unrealized appreciation (depreciation)	(24,606,361)

Net realized and unrealized gain (loss)	19,187,724

Net increase (decrease) in net assets resulting from operations	$86,168,612

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$66,980,888	$50,200,298
Net realized gain (loss) from investments and foreign currency transactions	43,794,085	40,523,982
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(24,606,361)	454,985,363

Net increase (decrease) in net assets resulting from operations	86,168,612	545,709,643

Distributions to shareholders from:
Net investment income:
Class 1	(5,893,509)	(7,042,374)
Class 2	(34,594,703)	(42,339,120)
Class 3	—	(2,189,476)
Class 4	(9,091,879)	(10,745,373)

Total distributions to shareholders	(49,580,091)	(62,316,343)

Capital share transactions: (Note 2)
Class 1	(5,604,179)	(18,682,478)
Class 2	30,610,794	(199,579,456)
Class 3	(96,991,462)	(13,135,502)
Class 4	14,733,712	10,467,967

Total capital share transactions	(57,251,135)	(220,929,469)

Redemption fees	3,115	19,703

Net increase (decrease) in net assets	(20,659,499)	262,483,534
Net assets:
Beginning of period	2,780,558,046	2,518,074,512

End of period	$2,759,898,547	$2,780,558,046

Undistributed net investment income included in net assets:
End of period	$66,405,969	$49,005,172

TF-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Templeton Foreign VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to

Semiannual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	270,390	$4,708,316	496,052	$7,884,222

Shares issued in reinvestment of distributions	329,615	5,893,509	468,554	7,042,374

Shares redeemed	(925,352)	(16,206,004)	(2,142,399)	(33,609,074)

Net increase (decrease)	(325,347)	$(5,604,179)	(1,177,793)	$(18,682,478)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class 2 Shares:

Shares sold	9,956,026	$173,281,368	9,932,214	$152,564,880

Shares issued in reinvestment of distributions	1,967,844	34,594,703	2,864,622	42,339,120

Shares redeemed	(10,260,663)	(177,265,277)	(25,480,434)	(394,483,456)

Net increase (decrease)	1,663,207	$30,610,794	(12,683,598)	$(199,579,456)

Class 3 Shares[a]:

Shares sold	149,791	$2,553,688	558,566	$8,455,794

Shares issued in reinvestment of distributions	—	—	148,742	2,189,476

Shares redeemed	(5,703,761)	(99,545,150)	(1,552,340)	(23,780,772)

Net increase (decrease)	(5,553,970)	$(96,991,462)	(845,032)	$(13,135,502)

Class 4 Shares:

Shares sold	2,127,882	$36,966,762	5,690,758	$88,119,947

Shares issued on reinvestment of distributions	513,375	9,091,879	721,650	10,745,373

Shares redeemed	(1,800,270)	(31,324,929)	(5,613,738)	(88,397,353)

Net increase (decrease)	840,987	$14,733,712	798,670	$10,467,967

aEffective May 1, 2014, all Class 3 Shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates. At December 31, 2013, the Fund had capital loss carryforwards of $59,815,020 expiring in 2017.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,074,098,065

Unrealized appreciation	$ 682,164,336

Unrealized depreciation	(63,867,616)

Net unrealized appreciation (depreciation)	$ 618,296,720

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $242,207,618 and $392,812,257, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a,b]	$2,603,526,196	$—	$—	$2,603,526,196

Short Term Investments	88,693,589	175,000	—	88,868,589

Total Investments in Securities	$2,692,219,785	$175,000	$—	$2,692,394,785

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX INFORMATION (UNAUDITED)

Templeton Foreign VIP Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0298	$0.3847
Class 2	$0.0298	$0.3447
Class 4	$0.0298	$0.3313

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TF-26	Semiannual Report

Templeton Global Bond VIP Fund

(Formerly, Templeton Global Bond Securities Fund)

This semiannual report for Templeton Global Bond VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Templeton Global Bond VIP Fund – Class 2 delivered a +3.19% total return for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments: Templeton Global Bond VIP Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks: All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the J.P. Morgan (JPM) Global Government Bond Index (GGBI) and the Citigroup World Government Bond Index, generated +5.05% and +5.00% total returns for the same period.1

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors

**The Fund’s euro area investments were in Ireland and Slovenia.

***The Fund’s supranational investment was denominated in the Mexican peso.

Economic and Market Overview

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated from fairly strong levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, the G-3 (U.S., eurozone and Japan) continued to experience growth that was slow by the standards of previous recoveries. As fears eased surrounding the issues of European sovereign debt, the possibility of another U.S. recession and a potential Chinese “hard landing,” financial market performance was positive. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported risk assets as equity markets performed well. Policymakers in the largest developed economies adjusted their unprecedented efforts to supply liquidity. The European Central Bank (ECB) took the unusual step of

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON GLOBAL BOND VIP FUND

charging banks to hold their deposits. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment. During the period, investors became concerned with geopolitical issues surrounding rising tensions between Russia and Ukraine.

Reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to increase inflation and the ECB’s interest rate cut. Economic data among the largest economies remained inconsistent with predictions of a severe global economic slowdown.

During the period, the Federal Reserve Board (Fed) initiated the reduction of its quantitative easing program. The Fed announced further gradual reductions to its bond buying program from $85 billion per month last year to $35 billion per month in total purchases.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the period under review, each of these sources of return contributed to absolute performance.

Interest Rate Strategy

As part of the Fund’s interest rate strategy, we used interest rate swaps to manage duration. At period-end, the Fund had a shorter duration position than the JPM GGBI given our assessment that there is limited scope for further global interest rate reductions from historically low levels and improving economic conditions. Although the Fund maintained a defensive approach regarding interest rates in developed and emerging markets, select duration exposures in Europe contributed to absolute performance.

What is an interest rate swap?

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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TEMPLETON GLOBAL BOND VIP FUND

Currency Breakdown*
6/30/14
% of Total Net Assets
Americas	86.3%
U.S. Dollar	61.0%
Mexican Peso	13.3%
Brazilian Real	4.7%
Canadian Dollar	3.9%
Chilean Peso	3.3%
Peruvian Nuevo Sol	0.1%
Asia Pacific	19.9%
South Korean Won	16.3%
Malaysian Ringgit	12.5%
Singapore Dollar	8.2%
Indonesian Rupiah	2.4%
Indian Rupee	2.2%
Sri Lankan Rupee	1.3%
Philippine Peso	1.2%
Japanese Yen	-24.2%
Europe	-6.2%
Polish Zloty	10.0%
Swedish Krona	7.5%
Hungarian Forint	4.9%
Euro	-28.6%

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Currency Strategy

As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies, which sometimes resulted in net-negative positions. Overall, our diversified currency exposure contributed to absolute performance. Among currencies, the Fund’s underweighted and net-negative exposure to the euro benefited relative results, but this effect was more than offset by its overweighted exposure to peripheral European currencies. The Japanese yen appreciated against the U.S. dollar during the period and the Fund’s net-negative and underweighted position in the yen detracted from absolute performance. Conversely, the Fund’s exposures to Asian currencies other than the yen contributed to absolute results.

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to absolute performance.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,031.90	$3.83
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	TGB-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.15	$20.01	$18.61	$19.94	$17.72	$17.42

Income from investment operations[a]:

Net investment income[b]	0.30	0.64	0.72	0.87	1.00	0.99

Net realized and unrealized gains (losses)	0.34	(0.30)	1.99	(0.92)	1.58	2.01

Total from investment operations	0.64	0.34	2.71	(0.05)	2.58	3.00

Less distributions from:

Net investment income and net foreign currency gains	(1.01)	(0.96)	(1.28)	(1.15)	(0.31)	(2.70)

Net realized gains	—	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.01)	(1.20)	(1.31)	(1.28)	(0.36)	(2.70)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.78	$19.15	$20.01	$18.61	$19.94	$17.72

Total return[d]	3.33%	1.89%	15.31%	(0.61)%	14.71%	18.98%

Ratios to average net assets[e]

Expenses[f]	0.51%	0.51%	0.55%	0.56%	0.55%	0.54%

Net investment income	3.17%	3.26%	3.71%	4.40%	5.27%	5.73%

Supplemental data

Net assets, end of period (000’s)	$314,705	$280,963	$307,142	$269,819	$272,232	$195,662

Portfolio turnover rate	18.58%	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

TGB-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.60	$19.47	$18.15	$19.49	$17.34	$17.10

Income from investment operations[a]:

Net investment income[b]	0.27	0.57	0.65	0.79	0.93	0.93

Net realized and unrealized gains (losses)	0.32	(0.27)	1.94	(0.89)	1.54	1.98

Total from investment operations	0.59	0.30	2.59	(0.10)	2.47	2.91

Less distributions from:

Net investment income and net foreign currency gains	(0.96)	(0.93)	(1.24)	(1.11)	(0.27)	(2.67)

Net realized gains	—	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(0.96)	(1.17)	(1.27)	(1.24)	(0.32)	(2.67)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.23	$18.60	$19.47	$18.15	$19.49	$17.34

Total return[d]	3.19%	1.63%	15.07%	(0.87)%	14.45%	18.68%

Ratios to average net assets[e]

Expenses[f]	0.76%	0.76%	0.80%	0.81%	0.80%	0.79%

Net investment income	2.92%	3.01%	3.46%	4.15%	5.02%	5.48%

Supplemental data

Net assets, end of period (000’s)	$3,137,403	$2,826,039	$2,418,229	$1,812,814	$1,490,794	$1,262,783

Portfolio turnover rate	18.58%	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.97	$19.82	$18.44	$19.78	$17.61	$17.37

Income from investment operations[a]:

Net investment income[b]	0.27	0.56	0.64	0.79	0.93	0.93

Net realized and unrealized gains (losses)	0.31	(0.28)	1.98	(0.91)	1.56	2.00

Total from investment operations	0.58	0.28	2.62	(0.12)	2.49	2.93

Less distributions from:

Net investment income and net foreign currency gains	(0.92)	(0.89)	(1.21)	(1.09)	(0.27)	(2.69)

Net realized gains	—	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(0.92)	(1.13)	(1.24)	(1.22)	(0.32)	(2.69)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.63	$18.97	$19.82	$18.44	$19.78	$17.61

Total return[d]	3.08%	1.54%	14.97%	(0.96)%	14.28%	18.58%

Ratios to average net assets[e]

Expenses[f]	0.86%	0.86%	0.90%	0.91%	0.90%	0.89%

Net investment income	2.82%	2.91%	3.36%	4.05%	4.92%	5.38%

Supplemental data

Net assets, end of period (000’s)	$116,993	$118,145	$163,241	$151,695	$150,891	$108,910

Portfolio turnover rate	18.58%	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

TGB-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Templeton Global Bond VIP Fund

	Principal Amount*		Value
Foreign Government and Agency Securities 64.5%
Brazil 4.7%
Letra Tesouro Nacional, Strip,
1/01/15	3,971	[a] BRL	$1,702,766
1/01/16	26,160	[a] BRL	10,071,585
1/01/17	46,660	[a] BRL	16,016,735
1/01/18	28,770	[a] BRL	8,780,326
Nota Do Tesouro Nacional,
10.00%, 1/01/17	22,490	[a] BRL	9,854,568
10.00%, 1/01/21	9,240	[a] BRL	3,836,307
10.00%, 1/01/23	26,700	[a] BRL	10,870,763
[b] Index Linked, 6.00%, 5/15/15	30,226	[a] BRL	33,877,643
[b] Index Linked, 6.00%, 8/15/16	14,388	[a] BRL	16,180,512
[b] Index Linked, 6.00%, 5/15/17	202	[a] BRL	227,913
[b] Index Linked, 6.00%, 8/15/18	15,665	[a] BRL	17,590,648
[b] Index Linked, 6.00%, 8/15/22	14,400	[a] BRL	16,046,254
[b] Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	11,740,325
senior note, 10.00%, 1/01/19	21,390	[a] BRL	9,112,338

			165,908,683

Canada 3.2%
Government of Canada,
2.25%, 8/01/14	35,099,000	CAD	32,948,859
1.00%, 11/01/14	20,887,000	CAD	19,585,149
2.00%, 12/01/14	17,861,000	CAD	16,820,106
1.00%, 2/01/15	48,972,000	CAD	45,929,303

			115,283,417

Hungary 4.7%
Government of Hungary,
7.75%, 8/24/15	672,690,000	HUF	3,159,979
5.50%, 2/12/16	436,800,000	HUF	2,032,286
5.50%, 12/22/16	258,730,000	HUF	1,222,761
4.125%, 2/19/18	14,310,000		14,927,119
4.00%, 4/25/18	609,130,000	HUF	2,781,366
6.50%, 6/24/19	1,037,370,000	HUF	5,241,835
7.50%, 11/12/20	317,540,000	HUF	1,697,859
5.375%, 2/21/23	26,430,000		28,453,216
A, 8.00%, 2/12/15	280,000,000	HUF	1,281,842
A, 6.75%, 11/24/17	2,394,300,000	HUF	11,903,159
A, 5.50%, 12/20/18	446,060,000	HUF	2,159,323
A, 7.00%, 6/24/22	1,272,650,000	HUF	6,730,864
A, 6.00%, 11/24/23	613,400,000	HUF	3,076,100
B, 6.75%, 2/24/17	597,480,000	HUF	2,916,107
B, 5.50%, 6/24/25	2,583,860,000	HUF	12,542,547
D, 6.75%, 8/22/14	923,770,000	HUF	4,109,561
senior note, 6.25%, 1/29/20	6,420,000		7,274,662
senior note, 6.375%, 3/29/21	14,820,000		16,950,375
[c] senior note, Reg S, 3.50%, 7/18/16	1,055,000	EUR	1,498,046
[c] senior note, Reg S, 4.375%, 7/04/17	7,480,000	EUR	10,995,869
[c] senior note, Reg S, 5.75%, 6/11/18	14,475,000	EUR	22,498,864
[c] senior note, Reg S, 3.875%, 2/24/20	3,120,000	EUR	4,560,983

			168,014,723

Semiannual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Iceland 0.2%
d	Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		$8,461,696

	Indonesia 2.4%
	Government of Indonesia,
	FR31, 11.00%, 11/15/20	170,808,000,000	IDR	16,578,898
	FR34, 12.80%, 6/15/21	208,649,000,000	IDR	22,066,113
	FR35, 12.90%, 6/15/22	67,421,000,000	IDR	7,216,548
	FR36, 11.50%, 9/15/19	31,754,000,000	IDR	3,087,959
	FR39, 11.75%, 8/15/23	5,491,000,000	IDR	567,396
	FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,672,101
	FR43, 10.25%, 7/15/22	69,179,000,000	IDR	6,512,103
	FR44, 10.00%, 9/15/24	4,454,000,000	IDR	419,382
	FR46, 9.50%, 7/15/23	226,780,000,000	IDR	20,553,003
	FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,493,520
	senior bond, FR53, 8.25%, 7/15/21	11,270,000,000	IDR	958,658
	Indonesia Retail Bond, senior note, 8.50%, 10/15/16	3,358,000,000	IDR	289,006

				84,414,687

	Ireland 8.8%
	Government of Ireland,
	5.50%, 10/18/17	20,708,700	EUR	33,013,043
	5.90%, 10/18/19	20,597,000	EUR	35,373,847
	4.50%, 4/18/20	19,512,000	EUR	31,640,657
	5.00%, 10/18/20	58,588,000	EUR	97,948,852
	senior bond, 4.50%, 10/18/18	8,090,000	EUR	12,869,635
	senior bond, 4.40%, 6/18/19	20,943,000	EUR	33,547,165
	senior bond, 5.40%, 3/13/25	40,422,910	EUR	70,205,047

				314,598,246

	Lithuania 1.1%
d	Government of Lithuania, 144A,
	6.75%, 1/15/15	19,480,000		20,111,249
	7.375%, 2/11/20	12,690,000		15,566,442
	6.125%, 3/09/21	3,240,000		3,797,086

				39,474,777

	Malaysia 3.1%
	Government of Malaysia,
	3.434%, 8/15/14	59,260,000	MYR	18,466,383
	3.741%, 2/27/15	80,530,000	MYR	25,187,256
	3.835%, 8/12/15	54,190,000	MYR	16,992,810
	4.72%, 9/30/15	42,200,000	MYR	13,378,885
	3.197%, 10/15/15	51,120,000	MYR	15,910,722
	senior bond, 3.814%, 2/15/17	18,885,000	MYR	5,928,984
	senior bond, 4.24%, 2/07/18	44,360,000	MYR	14,116,178

				109,981,218

	Mexico 4.4%
	Government of Mexico,
	9.50%, 12/18/14	5,221,200	[e] MXN	41,437,453
	6.00%, 6/18/15	775,800	[e] MXN	6,145,120
	8.00%, 12/17/15	5,566,550	[e] MXN	45,850,201
	6.25%, 6/16/16	733,810	[e] MXN	5,967,660
	7.25%, 12/15/16	250,000	[e] MXN	2,091,463
	7.75%, 12/14/17	4,473,000	[e] MXN	38,594,167

TGB-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Mexico (continued)
f	Mexican Udibonos, Index Linked,
	4.50%, 12/18/14	225,369	[g] MXN	$1,783,575
	5.00%, 6/16/16	577,352	[g] MXN	4,886,129
	3.50%, 12/14/17	578,841	[g] MXN	4,896,269
	4.00%, 6/13/19	397,302	[g] MXN	3,460,719
	2.50%, 12/10/20	312,895	[g] MXN	2,523,729

				157,636,485

	Peru 0.1%
	Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	4,560,613

	Philippines 0.3%
	Government of the Philippines,
	senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,292,515
	senior bond, 9.125%, 9/04/16	31,840,000	PHP	812,990
	senior note, 1.625%, 4/25/16	349,310,000	PHP	7,930,112

				10,035,617

	Poland 7.4%
	Government of Poland,
	6.25%, 10/24/15	34,630,000	PLN	11,965,289
	5.00%, 4/25/16	61,000,000	PLN	20,988,813
	4.75%, 10/25/16	340,685,000	PLN	117,804,802
	5.75%, 9/23/22	48,750,000	PLN	18,775,878
	[h] FRN, 2.72%, 1/25/17	59,279,000	PLN	19,514,184
	[h] FRN, 2.72%, 1/25/21	60,135,000	PLN	19,526,151
	Strip, 1/25/16	177,077,000	PLN	56,175,267

				264,750,384

	Russia 1.6%
d	Government of Russia, senior bond, 144A, 7.50%, 3/31/30	48,523,345		56,341,669

	Serbia 0.7%
d	Government of Serbia, senior note, 144A,
	5.25%, 11/21/17	4,590,000		4,802,287
	4.875%, 2/25/20	8,800,000		8,954,000
	7.25%, 9/28/21	9,670,000		11,077,082

				24,833,369

	Singapore 0.7%
	Government of Singapore, senior note,
	3.625%, 7/01/14	21,650,000	SGD	17,366,542
	1.125%, 4/01/16	11,000,000	SGD	8,941,240

				26,307,782

	Slovenia 0.4%
d	Government of Slovenia, senior note, 144A,
	5.50%, 10/26/22	8,140,000		8,969,629
	5.85%, 5/10/23	5,030,000		5,678,115

				14,647,744

	South Korea 13.5%
	The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	345,868
	Korea Monetary Stabilization Bond,
	senior bond, 2.47%, 4/02/15	22,461,930,000	KRW	22,177,050
	senior bond, 2.80%, 8/02/15	68,737,030,000	KRW	68,063,242

Semiannual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Korea (continued)
	senior bond, 2.81%, 10/02/15	2,932,000,000	KRW	$2,904,218
	senior note, 2.82%, 8/02/14	31,785,420,000	KRW	31,415,428
	senior note, 2.78%, 10/02/14	13,357,000,000	KRW	13,205,519
	senior note, 2.84%, 12/02/14	22,065,270,000	KRW	21,827,153
	senior note, 2.74%, 2/02/15	47,745,950,000	KRW	47,220,463
	senior note, 2.76%, 6/02/15	51,516,200,000	KRW	50,979,860
	senior note, 2.90%, 12/02/15	54,164,800,000	KRW	53,728,432
	senior note, 2.78%, 2/02/16	20,416,550,000	KRW	20,220,737
	senior note, 2.80%, 4/02/16	34,476,970,000	KRW	34,160,988
	senior note, 2.79%, 6/02/16	10,523,000,000	KRW	10,427,430
	Korea Treasury Bond,
	senior bond, 4.00%, 3/10/16	1,283,100,000	KRW	1,296,409
	senior bond, 5.00%, 9/10/16	2,806,000,000	KRW	2,909,467
	senior note, 3.25%, 12/10/14	13,830,700,000	KRW	13,706,156
	senior note, 4.50%, 3/10/15	641,500,000	KRW	642,106
	senior note, 3.25%, 6/10/15	4,668,800,000	KRW	4,641,498
	senior note, 4.00%, 9/10/15	3,390,100,000	KRW	3,404,307
	senior note, 2.75%, 12/10/15	32,942,000,000	KRW	32,618,081
	senior note, 2.75%, 6/10/16	18,308,100,000	KRW	18,128,148
	senior note, 3.00%, 12/10/16	26,530,400,000	KRW	26,421,814

				480,444,374

	Sri Lanka 1.2%
	Government of Sri Lanka,
	8.25%, 3/01/17	41,710,000	LKR	325,132
	10.60%, 7/01/19	20,000,000	LKR	165,096
	11.20%, 7/01/22	69,990,000	LKR	579,020
	A, 11.25%, 7/15/14	773,000,000	LKR	5,941,587
	A, 11.75%, 3/15/15	8,520,000	LKR	67,520
	A, 6.50%, 7/15/15	239,920,000	LKR	1,831,593
	A, 11.00%, 8/01/15	1,349,700,000	LKR	10,773,936
	A, 8.50%, 11/01/15	144,870,000	LKR	1,130,848
	A, 6.40%, 8/01/16	109,200,000	LKR	823,414
	A, 5.80%, 1/15/17	112,300,000	LKR	827,642
	A, 7.50%, 8/15/18	25,990,000	LKR	193,922
	A, 8.00%, 11/15/18	512,300,000	LKR	3,864,332
	A, 9.00%, 5/01/21	861,720,000	LKR	6,503,316
	B, 6.40%, 10/01/16	119,100,000	LKR	895,578
	B, 8.50%, 7/15/18	146,350,000	LKR	1,130,087
	C, 8.50%, 4/01/18	444,930,000	LKR	3,444,303
	D, 8.50%, 6/01/18	633,000,000	LKR	4,893,468

				43,390,794

i	Supranational 0.5%
	Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	17,992,679

	Sweden 1.5%
	Government of Sweden, 4.50%, 8/12/15	342,110,000	SEK	53,542,409

	Ukraine 3.6%
d	Financing of Infrastructure Projects State Enterprise, 144A,
	8.375%, 11/03/17	1,100,000		1,050,500
	7.40%, 4/20/18	840,000		803,775

TGB-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Ukraine (continued)
d	Government of Ukraine,
	144A, 9.25%, 7/24/17	46,270,000		$46,964,050
	144A, 7.75%, 9/23/20	17,227,000		16,514,922
	senior bond, 144A, 6.58%, 11/21/16	12,541,000		12,073,221
	senior bond, 144A, 7.80%, 11/28/22	10,110,000		9,604,500
	senior note, 144A, 4.95%, 10/13/15	290,000	EUR	377,383
	senior note, 144A, 6.25%, 6/17/16	8,760,000		8,442,450
	senior note, 144A, 7.95%, 2/23/21	24,098,000		23,103,957
	senior note, 144A, 7.50%, 4/17/23	8,160,000		7,715,606

				126,650,364

	Vietnam 0.4%
d	Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		14,901,613

	Total Foreign Government and Agency Securities (Cost $2,137,153,839)			2,302,173,343

	Short Term Investments 25.2%
	Foreign Government and Agency Securities 16.3%
	Canada 0.6%
j	Canada Treasury Bills, 7/31/14 - 9/11/14	23,550,000	CAD	22,053,785

	Malaysia 5.0%
j	Bank of Negara Monetary Notes, 7/03/14 - 6/16/15	583,025,000	MYR	178,759,314

	Mexico 4.7%
j	Mexico Treasury Bills,
	7/10/14	3,744,700	[k] MXN	2,883,591
	10/16/14	48,848,680	[k] MXN	37,318,336
	12/11/14	61,630,770	[k] MXN	46,852,968
	4/01/15	108,012,900	[k] MXN	81,327,017

				168,381,912

	Philippines 0.6%
j	Philippine Treasury Bills, 7/02/14 - 4/08/15	967,255,000	PHP	22,115,981

	Singapore 3.7%
j	Monetary Authority of Singapore Treasury Bills,
	8/01/14	56,381,000	SGD	45,217,368
	7/11/14 - 11/25/14	108,930,000	SGD	87,339,460

				132,556,828

	South Korea 1.1%
	Korea Monetary Stabilization Bond,
	senior bond, 2.72%, 9/09/14	14,437,000,000	KRW	14,269,705
	senior note, 2.66%, 6/09/15	24,216,850,000	KRW	23,943,333

				38,213,038

	Sweden 0.6%
j	Sweden Treasury Bills, 8/20/14 - 9/17/14	144,410,000	SEK	21,596,461

	Total Foreign Government and Agency Securities (Cost $580,309,606)			583,677,319

	Total Investments before Repurchase Agreements (Cost $2,717,463,445)			2,885,850,662

Semiannual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)
		Principal Amount*	Value
	Repurchase Agreements (Cost $316,336,298) 8.9%
	United States 8.9%
l	Joint Repurchase Agreement, 0.064%, 7/01/14 (Maturity Value $316,336,864) BNP Paribas Securities Corp. (Maturity Value $63,893,720) Credit Suisse Securities (USA) LLC (Maturity Value $31,946,860) Deutsche Bank Securities Inc. (Maturity Value $24,019,458) HSBC Securities (USA) Inc. (Maturity Value $134,180,607) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $62,296,219)	316,336,298	$316,336,298

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/16/15 - 5/04/37; [j]U.S. Government Agency Discount Notes, 12/24/14 - 1/30/15; U.S. Government Agency Securities, Strips, 5/15/30; U.S. Treasury Bonds, 7.50% - 8.875%, 11/15/16 - 2/15/19; U.S. Treasury Notes, 0.25% - 4.50%, 7/15/15 - 4/30/18; and U.S. Treasury Notes, Index Linked, 1.375%, 7/15/18 (valued at $322,716,913)

	Total Investments (Cost $3,033,799,743) 89.7%		3,202,186,960
	Other Assets, less Liabilities 10.3%		366,914,800

	Net Assets 100.0%		$3,569,101,760

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $39,553,762, representing 1.11% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $285,311,232, representing 7.99% of net assets.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gPrincipal amount is stated in Unidad de Inversion Units.

hThe coupon rate shown represents the rate at period end.

iA supranational organization is an entity formed by two or more central governments through international treaties.

jThe security is traded on a discount basis with no stated coupon rate.

kPrincipal amount is stated in 10 Mexican Peso Units.

l See Note 1(c) regarding joint repurchase agreement.

TGB-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBC	Buy	120,016,750	2,026,163		7/03/14	$—	$(28,913)
Indian Rupee	HSBC	Buy	251,448,000	4,110,004		7/07/14	71,573	—
Swedish Krona	DBAB	Buy	136,332,733	15,345,873	EUR	7/09/14	—	(612,867)
Mexican Peso	CITI	Buy	105,786,172	7,970,207		7/10/14	175,650	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,550,404		7/14/14	53,316	—
Indian Rupee	DBAB	Buy	239,338,000	3,897,918		7/15/14	76,806	—
Malaysian Ringgit	DBAB	Buy	13,610,000	4,232,360		7/15/14	2,898	—
Euro	BZWS	Sell	2,243,000	2,932,498		7/16/14	—	(139,378)
Euro	MSCO	Sell	9,679,000	12,627,320		7/16/14	—	(628,450)
Euro	UBSW	Sell	17,930,000	23,415,056		7/16/14	—	(1,140,783)
Indian Rupee	DBAB	Buy	383,041,000	6,231,653		7/17/14	127,387	—
Euro	BZWS	Sell	3,518,000	4,627,050		7/18/14	—	(191,029)
Malaysian Ringgit	DBAB	Buy	2,637,000	815,651		7/18/14	4,822	—
Malaysian Ringgit	DBAB	Buy	11,455,000	2,704,841	EUR	7/18/14	—	(140,321)
Indian Rupee	JPHQ	Buy	226,092,000	3,683,102		7/21/14	67,781	—
Euro	DBAB	Sell	1,935,000	2,538,372		7/22/14	—	(111,752)
Euro	MSCO	Sell	12,182,000	15,957,689		7/22/14	—	(726,446)
Indian Rupee	DBAB	Buy	79,271,000	1,285,302		7/22/14	29,585	—
Indian Rupee	JPHQ	Buy	152,363,000	2,476,018		7/22/14	51,263	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,280,867		7/22/14	13,202	—
Malaysian Ringgit	DBAB	Buy	12,933,000	3,029,870	EUR	7/22/14	—	(126,504)
Euro	DBAB	Sell	1,759,000	2,311,361		7/23/14	—	(97,727)
Japanese Yen	CITI	Sell	913,412,000	9,181,286		7/24/14	163,057	—
Japanese Yen	JPHQ	Sell	1,407,000,000	14,122,252		7/24/14	230,769	—
Singapore Dollar	JPHQ	Buy	5,740,000	4,493,010		7/24/14	111,352	—
Euro	DBAB	Sell	4,715,000	6,236,219		7/25/14	—	(221,395)
Euro	GSCO	Sell	4,711,000	6,236,704		7/25/14	—	(215,432)
Japanese Yen	JPHQ	Sell	490,100,000	4,944,262		7/25/14	105,405	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,570,466		7/25/14	2,703	—
Malaysian Ringgit	DBAB	Buy	16,628,000	3,903,470	EUR	7/25/14	—	(174,413)
Chilean Peso	DBAB	Buy	1,967,720,000	3,551,200		7/28/14	—	(3,730)
Euro	CITI	Sell	1,935,410	2,563,112		7/28/14	—	(87,638)
Japanese Yen	BZWS	Sell	1,079,470,000	10,875,395		7/29/14	217,219	—
Chilean Peso	DBAB	Buy	635,690,000	1,131,725		7/30/14	14,055	—
Chilean Peso	JPHQ	Buy	675,370,000	1,209,907		7/30/14	7,393	—
Indian Rupee	HSBC	Buy	531,272,000	8,522,675		7/30/14	277,590	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,632,139		7/30/14	21,468	—
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,857,826	EUR	7/30/14	—	(113,347)
Chilean Peso	MSCO	Buy	1,963,430,000	3,690,311		7/31/14	—	(151,747)
Euro	JPHQ	Sell	11,263,000	14,973,201		7/31/14	—	(452,845)
Indian Rupee	DBAB	Buy	233,568,494	3,783,766		7/31/14	84,564	—
Indian Rupee	JPHQ	Buy	60,607,000	1,018,656		7/31/14	—	(14,891)
Malaysian Ringgit	HSBC	Buy	3,005,000	916,354		7/31/14	17,988	—
Malaysian Ringgit	JPHQ	Buy	11,703,000	3,466,939		7/31/14	171,865	—
Chilean Peso	DBAB	Buy	1,271,380,000	2,278,949		8/01/14	12,145	—
Euro	GSCO	Sell	11,263,000	14,951,745		8/01/14	—	(474,347)
Euro	BZWS	Sell	282,898	375,646		8/04/14	—	(11,822)
Euro	HSBC	Sell	11,263,000	14,928,318		8/04/14	—	(497,911)
Euro	BZWS	Sell	7,003,000	9,287,659		8/05/14	—	(303,942)
Euro	JPHQ	Sell	5,724,900	7,572,342		8/06/14	—	(268,743)
Indian Rupee	JPHQ	Buy	21,500,000	350,877		8/06/14	4,861	—
Malaysian Ringgit	HSBC	Buy	21,208,085	6,274,923		8/06/14	317,240	—
Malaysian Ringgit	JPHQ	Buy	1,100,000	331,655		8/06/14	10,261	—
Indian Rupee	CITI	Buy	34,491,000	565,171		8/07/14	5,424	—
Indian Rupee	DBAB	Buy	217,594,000	3,562,297		8/07/14	37,432	—

Semiannual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	HSBC	Buy	1,320,000	393,619		8/07/14	$16,659	$—
Singapore Dollar	DBAB	Buy	6,207,000	4,893,490		8/07/14	85,500	—
Singapore Dollar	HSBC	Buy	6,206,000	4,894,322		8/07/14	83,866	—
Euro	CITI	Sell	1,210,637	1,611,721		8/08/14	—	(46,433)
Euro	CITI	Sell	351,512	468,384		8/11/14	—	(13,070)
Euro	DBAB	Sell	4,845,000	6,460,081		8/11/14	—	(175,951)
Euro	JPHQ	Sell	6,343,900	8,447,664		8/11/14	—	(241,360)
Malaysian Ringgit	HSBC	Buy	2,230,000	666,250		8/11/14	26,727	—
Chilean Peso	DBAB	Buy	1,145,000,000	2,028,523		8/12/14	32,526	—
Euro	GSCO	Sell	30,376,000	40,668,604		8/12/14	—	(936,495)
Indian Rupee	DBAB	Buy	39,609,000	649,740		8/12/14	5,001	—
Indian Rupee	HSBC	Buy	42,784,000	701,822		8/12/14	5,402	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,853,146		8/12/14	42,343	—
Singapore Dollar	BZWS	Buy	1,717,028	1,351,778		8/12/14	25,551	—
Singapore Dollar	DBAB	Buy	12,363,000	9,768,489		8/12/14	148,600	—
South Korean Won	HSBC	Buy	11,980,000,000	1,018,568,902	JPY	8/12/14	1,760,301	—
Indian Rupee	HSBC	Buy	108,000,000	1,770,666		8/13/14	14,301	—
Euro	MSCO	Sell	1,962,500	2,604,218		8/15/14	—	(83,784)
Chilean Peso	DBAB	Buy	2,188,820,000	3,887,089		8/18/14	50,485	—
Singapore Dollar	BZWS	Buy	4,886,000	3,847,244		8/18/14	72,113	—
Euro	BZWS	Sell	7,066,000	9,363,510		8/19/14	—	(314,779)
Indian Rupee	DBAB	Buy	108,614,000	1,799,601		8/19/14	—	(6,205)
Indian Rupee	JPHQ	Buy	358,075,000	5,936,798		8/19/14	—	(24,392)
Japanese Yen	DBAB	Sell	838,612,000	8,543,578		8/19/14	262,362	—
Polish Zloty	DBAB	Buy	59,155,000	13,693,287	EUR	8/19/14	660,415	—
Singapore Dollar	DBAB	Buy	3,667,000	2,892,412		8/19/14	49,112	—
Singapore Dollar	HSBC	Buy	3,667,000	2,892,868		8/19/14	48,656	—
Chilean Peso	JPHQ	Buy	1,055,800,000	1,893,302		8/20/14	5,643	—
Chilean Peso	MSCO	Buy	981,300,000	1,843,960		8/20/14	—	(79,009)
Euro	DBAB	Sell	3,964,000	5,294,081		8/20/14	—	(135,420)
Euro	JPHQ	Sell	7,851,000	10,489,250		8/20/14	—	(264,284)
Japanese Yen	HSBC	Sell	1,621,372,000	16,715,175		8/20/14	704,171	—
Japanese Yen	JPHQ	Sell	1,135,828,000	11,683,964		8/20/14	467,693	—
Indian Rupee	DBAB	Buy	98,937,000	1,668,527		8/21/14	—	(35,437)
Japanese Yen	BZWS	Sell	376,247,000	3,880,435		8/22/14	164,957	—
Euro	BZWS	Sell	2,680,925	3,594,021		8/25/14	—	(78,103)
Japanese Yen	CITI	Sell	751,731,000	7,738,515		8/25/14	314,948	—
Japanese Yen	DBAB	Sell	371,821,000	3,825,870		8/25/14	154,027	—
Japanese Yen	HSBC	Sell	746,218,000	7,662,084		8/25/14	292,959	—
Japanese Yen	BZWS	Sell	1,085,075,000	11,038,403		8/26/14	322,893	—
Japanese Yen	JPHQ	Sell	750,133,000	7,630,942		8/26/14	223,106	—
Malaysian Ringgit	HSBC	Buy	1,223,000	363,124		8/26/14	16,631	—
Swedish Krona	UBSW	Buy	30,000,000	3,417,246	EUR	8/26/14	—	(193,249)
Chilean Peso	DBAB	Buy	1,435,490,000	2,547,001		8/27/14	33,018	—
Euro	CITI	Sell	6,136,805	8,203,374		8/27/14	—	(202,397)
Euro	HSBC	Sell	18,537,726	24,780,677		8/27/14	—	(611,020)
Euro	JPHQ	Sell	14,996,625	20,054,025		8/27/14	—	(487,315)
Indian Rupee	DBAB	Buy	130,201,000	2,196,169		8/27/14	—	(49,079)
Japanese Yen	DBAB	Sell	685,950,000	6,949,848		8/27/14	175,798	—
Japanese Yen	HSBC	Sell	1,247,125,000	12,637,176		8/27/14	321,283	—
Japanese Yen	JPHQ	Sell	751,903,000	7,628,692		8/27/14	203,328	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,483,399		8/27/14	106,127	—
Singapore Dollar	DBAB	Buy	15,499,000	12,204,702		8/27/14	228,032	—
Chilean Peso	JPHQ	Buy	593,800,000	1,052,650		8/28/14	14,484	—
Indian Rupee	DBAB	Buy	233,568,494	3,904,848		8/28/14	—	(53,781)
Indian Rupee	HSBC	Buy	148,257,000	2,478,095		8/28/14	—	(33,640)

TGB-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	60,607,000	1,013,715		8/28/14	$—	$(14,430)
Euro	DBAB	Sell	1,058,312	1,413,270		8/29/14	—	(36,341)
Japanese Yen	JPHQ	Sell	372,662,000	3,835,372		8/29/14	155,127	—
Euro	DBAB	Sell	1,732,000	2,293,688		9/03/14	—	(78,752)
Indian Rupee	CITI	Buy	34,827,000	582,260		9/03/14	—	(8,630)
Indian Rupee	DBAB	Buy	211,714,000	3,541,937		9/03/14	—	(54,829)
Indian Rupee	HSBC	Buy	120,016,750	2,007,019		9/03/14	—	(30,242)
Chilean Peso	DBAB	Buy	2,582,200,000	4,533,263		9/05/14	103,504	—
Euro	DBAB	Sell	8,105,300	10,696,483		9/05/14	—	(406,003)
Chilean Peso	DBAB	Buy	1,320,220,000	2,316,988		9/08/14	52,961	—
Indian Rupee	DBAB	Buy	40,529,000	674,053		9/09/14	—	(7,209)
Mexican Peso	HSBC	Buy	135,500,950	10,157,493		9/10/14	232,227	—
Swedish Krona	DBAB	Buy	41,300,000	4,559,405	EUR	9/10/14	—	(68,591)
Swedish Krona	MSCO	Buy	13,064,000	1,437,037	EUR	9/11/14	—	(14,610)
Swedish Krona	MSCO	Buy	42,305,800	4,657,203	EUR	9/12/14	—	(52,289)
Singapore Dollar	HSBC	Buy	10,521,600	8,293,867		9/15/14	146,290	—
Swedish Krona	BZWS	Buy	24,372,000	2,689,354	EUR	9/15/14	—	(39,003)
Swedish Krona	MSCO	Buy	28,654,000	3,162,945	EUR	9/15/14	—	(47,347)
Swedish Krona	MSCO	Buy	21,328,100	2,350,385	EUR	9/16/14	—	(29,945)
Chilean Peso	DBAB	Buy	2,600,220,000	4,463,897		9/17/14	199,533	—
Japanese Yen	BZWS	Sell	285,057,504	2,895,749		9/18/14	80,245	—
Euro	BZWS	Sell	678,250	906,142		9/19/14	—	(22,969)
Singapore Dollar	HSBC	Buy	9,120,000	7,203,791		9/19/14	112,059	—
Euro	DBAB	Sell	8,070,000	10,949,537		9/23/14	—	(105,470)
Hungarian Forint	JPHQ	Buy	1,156,013,000	3,813,337	EUR	9/23/14	—	(128,354)
Indian Rupee	JPHQ	Buy	139,661,000	2,293,762		9/23/14	—	(1,482)
Euro	BZWS	Sell	1,647,381	2,230,159		9/24/14	—	(26,581)
Hungarian Forint	JPHQ	Buy	925,405,000	3,021,829	EUR	9/25/14	—	(60,863)
Philippine Peso	JPHQ	Buy	123,740,000	2,819,064		9/25/14	15,564	—
Euro	CITI	Sell	1,532,964	2,110,324		9/26/14	10,305	—
Euro	DBAB	Sell	3,753,000	5,064,392		9/26/14	—	(76,871)
Indian Rupee	DBAB	Buy	130,201,000	2,136,194		9/26/14	—	(304)
Malaysian Ringgit	DBAB	Buy	11,080,500	3,390,087		9/26/14	44,520	—
Malaysian Ringgit	HSBC	Buy	11,490,000	3,513,224		9/26/14	48,315	—
South Korean Won	HSBC	Buy	9,530,000,000	8,719,122		9/26/14	665,264	—
Euro	BZWS	Sell	6,085,000	8,220,531		9/29/14	—	(115,467)
Japanese Yen	JPHQ	Sell	285,510,329	2,905,810		9/29/14	85,606	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,393,028		9/30/14	—	(149,171)
Euro	DBAB	Sell	14,880,000	20,093,506		9/30/14	—	(291,081)
Euro	GSCO	Sell	4,020,000	5,424,226		9/30/14	—	(82,900)
Euro	HSBC	Sell	5,430,000	7,340,763		9/30/14	—	(97,968)
Indian Rupee	DBAB	Buy	258,518,494	4,237,536		9/30/14	333	—
Japanese Yen	JPHQ	Sell	172,207,000	1,746,477		9/30/14	45,441	—
Swedish Krona	UBSW	Buy	302,991,000	32,894,831	EUR	10/01/14	244,321	—
Swedish Krona	DBAB	Buy	445,104,500	69,296,379		10/03/14	—	(2,738,064)
Chilean Peso	DBAB	Buy	1,330,940,000	2,372,442		10/06/14	10,155	—
Euro	JPHQ	Sell	6,370,000	8,687,183		10/07/14	—	(39,560)
Mexican Peso	HSBC	Buy	377,048,070	27,679,754		10/07/14	1,178,554	—
Euro	DBAB	Sell	12,680,000	17,224,258		10/09/14	—	(147,188)
Chilean Peso	MSCO	Buy	2,645,530,000	4,751,738		10/10/14	—	(17,545)
Mexican Peso	DBAB	Buy	259,112,000	19,136,780		10/14/14	685,623	—
Japanese Yen	JPHQ	Sell	652,895,000	6,282,004		10/17/14	—	(168,240)
Chilean Peso	CITI	Buy	921,291,798	1,770,693		10/20/14	—	(123,542)
Euro	HSBC	Sell	12,569,000	17,069,079		10/20/14	—	(151,158)
Japanese Yen	JPHQ	Sell	1,233,160,000	12,562,755		10/20/14	379,464	—
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,505,023		10/20/14	3,351	—

Semiannual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	735,200,000	7,538,966		10/22/14	$275,249	$—
Malaysian Ringgit	HSBC	Buy	14,613,000	4,556,311		10/22/14	—	(33,796)
Chilean Peso	CITI	Buy	2,420,966,000	4,646,768		10/24/14	—	(319,974)
Euro	DBAB	Sell	4,545,000	6,276,600		10/24/14	49,581	—
Malaysian Ringgit	DBAB	Buy	10,811,000	3,356,932		10/24/14	—	(11,484)
Malaysian Ringgit	HSBC	Buy	7,209,825	2,226,629		10/24/14	4,440	—
Chilean Peso	BZWS	Buy	199,342,000	381,370		10/27/14	—	(25,200)
Euro	BZWS	Sell	5,604,306	7,749,142		10/27/14	70,684	—
Chilean Peso	DBAB	Buy	398,486,000	758,732		10/29/14	—	(46,876)
Euro	DBAB	Sell	3,319,244	4,583,909		10/31/14	36,131	—
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,335,210		10/31/14	—	(25,221)
Swedish Krona	BZWS	Buy	122,773,200	13,531,560	EUR	10/31/14	—	(185,159)
Euro	DBAB	Sell	224,556	309,000		11/03/14	1,326	—
Euro	BZWS	Sell	1,581,109	2,138,292		11/05/14	—	(28,074)
Japanese Yen	CITI	Sell	341,992,119	3,478,711		11/10/14	99,247	—
Euro	JPHQ	Sell	8,969,211	11,959,905		11/12/14	—	(329,701)
Japanese Yen	HSBC	Sell	413,563,000	4,194,351		11/12/14	107,567	—
Japanese Yen	JPHQ	Sell	335,950,000	3,397,209		11/13/14	77,357	—
Japanese Yen	MSCO	Sell	300,000,000	3,019,202		11/14/14	54,579	—
Euro	DBAB	Sell	10,778,730	14,488,984		11/17/14	—	(280,358)
Euro	MSCO	Sell	1,962,500	2,641,103		11/17/14	—	(47,974)
Japanese Yen	CITI	Sell	429,663,000	4,339,154		11/17/14	93,070	—
Japanese Yen	SCNY	Sell	340,600,700	3,436,315		11/17/14	70,377	—
Euro	DBAB	Sell	3,953,398	5,324,831		11/19/14	—	(92,283)
Japanese Yen	CITI	Sell	986,239,000	9,872,460		11/19/14	125,908	—
Japanese Yen	DBAB	Sell	796,770,000	7,970,888		11/19/14	96,772	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,208,844		11/19/14	15,075	—
Euro	DBAB	Sell	3,887,000	5,260,471		11/20/14	—	(65,686)
Euro	JPHQ	Sell	15,309,581	20,722,858		11/20/14	—	(255,079)
Japanese Yen	CITI	Sell	1,107,834,000	11,116,135		11/20/14	167,811	—
Japanese Yen	HSBC	Sell	207,909,000	2,085,116		11/20/14	30,426	—
Japanese Yen	JPHQ	Sell	715,709,000	7,176,440		11/20/14	103,346	—
Malaysian Ringgit	HSBC	Buy	4,326,000	1,328,624		11/20/14	7,879	—
Chilean Peso	DBAB	Buy	2,094,920,000	3,681,111		11/28/14	51,036	—
Euro	DBAB	Sell	837,570	1,134,907		11/28/14	—	(12,814)
Singapore Dollar	DBAB	Buy	2,980,000	2,373,027		11/28/14	17,677	—
Chilean Peso	DBAB	Buy	790,050,000	1,385,810		12/01/14	21,298	—
Euro	DBAB	Sell	5,440,000	7,369,350		12/04/14	—	(85,277)
Euro	HSBC	Sell	2,155,292	2,941,973		12/09/14	—	(11,568)
Euro	SCNY	Sell	2,400,751	3,279,738		12/09/14	—	(10,172)
Euro	JPHQ	Sell	5,095,000	7,027,712		12/15/14	45,502	—
Mexican Peso	CITI	Buy	95,083,400	7,164,750		12/16/14	78,436	—
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,058,384		12/17/14	62,771	—
Mexican Peso	CITI	Buy	45,585,080	3,424,103		12/18/14	47,973	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,472,704		12/19/14	83,118	—
Singapore Dollar	JPHQ	Buy	5,686,000	4,540,808		12/19/14	20,915	—
Japanese Yen	DBAB	Sell	1,453,310,000	14,169,165		12/22/14	—	(197,738)
Japanese Yen	HSBC	Sell	1,455,540,000	14,169,149		12/22/14	—	(219,799)
Singapore Dollar	HSBC	Buy	6,864,000	5,478,053		12/22/14	28,771	—
Singapore Dollar	DBAB	Buy	8,589,700	6,876,106		12/23/14	15,215	—
Japanese Yen	BZWS	Sell	696,650,000	6,718,260		12/26/14	—	(168,834)
Japanese Yen	CITI	Sell	1,086,780,000	10,480,503		12/26/14	—	(263,423)
Philippine Peso	JPHQ	Buy	17,950,000	408,381		12/29/14	2,551	—
Euro	DBAB	Sell	2,285,618	3,117,423		1/07/15	—	(15,152)
Japanese Yen	DBAB	Sell	770,370,000	7,397,446		1/07/15	—	(219,266)
Japanese Yen	GSCO	Sell	329,010,000	3,172,373		1/08/15	—	(80,605)

TGB-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	DBAB	Buy	8,862,500	2,641,344		1/08/15	$88,615	$—
Malaysian Ringgit	JPHQ	Buy	5,661,200	1,689,507		1/08/15	54,340	—
Malaysian Ringgit	JPHQ	Buy	3,044,000	909,091		1/09/15	28,510	—
Chilean Peso	MSCO	Buy	2,254,600,000	4,087,753		1/12/15	—	(87,398)
Euro	CITI	Sell	5,040,000	6,851,628		1/12/15	—	(56,174)
Malaysian Ringgit	JPHQ	Buy	912,000	272,646		1/12/15	8,213	—
Mexican Peso	CITI	Buy	109,357,558	8,148,849		1/12/15	166,401	—
Euro	SCNY	Sell	15,572,000	21,162,504		1/13/15	—	(180,524)
Japanese Yen	CITI	Sell	138,680,000	1,325,939		1/13/15	—	(45,275)
Euro	DBAB	Sell	9,460,000	12,915,265		1/14/15	—	(50,707)
Euro	JPHQ	Sell	937,000	1,280,879		1/14/15	—	(3,383)
Japanese Yen	SCNY	Sell	415,980,000	3,981,432		1/14/15	—	(131,654)
Japanese Yen	BZWS	Sell	1,089,820,000	10,508,959		1/15/15	—	(266,951)
Japanese Yen	HSBC	Sell	536,380,000	5,157,500		1/15/15	—	(146,112)
Japanese Yen	JPHQ	Sell	708,450,000	6,830,771		1/15/15	—	(174,233)
Malaysian Ringgit	JPHQ	Buy	1,700,000	509,975		1/15/15	13,460	—
Euro	DBAB	Sell	4,856,000	6,643,979		1/16/15	—	(11,774)
Japanese Yen	DBAB	Sell	858,140,000	8,301,876		1/16/15	—	(183,307)
Japanese Yen	SCNY	Sell	707,660,000	6,849,041		1/16/15	—	(148,214)
Malaysian Ringgit	JPHQ	Buy	1,856,000	559,221		1/16/15	12,211	—
Japanese Yen	JPHQ	Sell	652,895,000	6,288,781		1/20/15	—	(167,195)
Euro	BZWS	Sell	2,638,000	3,595,594		1/21/15	—	(20,210)
Euro	JPHQ	Sell	300,000	407,663		1/22/15	—	(3,538)
Chilean Peso	DBAB	Buy	2,227,910,000	4,025,131		1/23/15	—	(75,986)
Chilean Peso	DBAB	Buy	3,160,140,000	5,597,626		1/26/15	2,480	—
Japanese Yen	GSCO	Sell	944,420,000	9,135,865		1/27/15	—	(203,361)
Japanese Yen	DBAB	Sell	897,860,782	8,793,935		1/28/15	—	(84,953)
Japanese Yen	HSBC	Sell	1,162,462,488	11,359,272		1/28/15	—	(136,245)
Euro	CITI	Sell	4,998,400	6,833,688		1/29/15	—	(17,717)
Euro	DBAB	Sell	71,313,000	97,501,346		1/30/15	—	(249,289)
Chilean Peso	DBAB	Buy	1,186,400,000	2,093,155		2/04/15	7,598	—
Malaysian Ringgit	JPHQ	Buy	9,715,000	2,870,948		2/04/15	116,668	—
Japanese Yen	JPHQ	Sell	1,719,500,000	17,030,047		2/06/15	24,655	—
Japanese Yen	SCNY	Sell	1,720,000,000	17,030,125		2/06/15	19,787	—
Euro	DBAB	Sell	1,738,000	2,350,993		2/09/15	—	(31,457)
Euro	GSCO	Sell	2,045,000	2,850,198		2/09/15	46,913	—
Japanese Yen	BZWS	Sell	1,720,220,000	17,030,111		2/09/15	17,142	—
Japanese Yen	JPHQ	Sell	1,723,960,000	17,030,113		2/09/15	—	(19,845)
Chilean Peso	BZWS	Buy	1,142,900,000	1,966,110		2/10/15	56,542	—
Euro	BZWS	Sell	4,929,000	6,705,658		2/10/15	—	(51,049)
Euro	CITI	Sell	6,572,000	8,937,066		2/10/15	—	(71,877)
Euro	HSBC	Sell	1,800,000	2,448,198		2/10/15	—	(19,254)
Japanese Yen	CITI	Sell	366,860,000	3,613,387		2/10/15	—	(14,889)
Polish Zloty	DBAB	Buy	17,528,000	4,100,597	EUR	2/10/15	76,845	—
South Korean Won	HSBC	Buy	21,363,430,000	19,556,417		2/10/15	1,362,640	—
Euro	BZWS	Sell	1,412,000	1,919,896		2/11/15	—	(15,693)
Polish Zloty	BZWS	Buy	17,528,000	4,098,200	EUR	2/11/15	79,828	—
Chilean Peso	MSCO	Buy	2,590,220,000	4,500,035		2/12/15	83,209	—
Japanese Yen	GSCO	Sell	394,373,000	3,862,539		2/12/15	—	(37,912)
Japanese Yen	HSBC	Sell	1,035,240,000	10,157,129		2/12/15	—	(81,664)
Japanese Yen	JPHQ	Sell	1,034,700,000	10,163,748		2/12/15	—	(69,705)
Euro	SCNY	Sell	657,000	898,921		2/13/15	—	(1,714)
Japanese Yen	CITI	Sell	1,371,360,000	13,455,259		2/13/15	—	(107,970)
Japanese Yen	JPHQ	Sell	686,710,000	6,722,960		2/13/15	—	(68,842)
Malaysian Ringgit	DBAB	Buy	97,443,480	28,620,284		2/13/15	1,329,642	—
Chilean Peso	CITI	Buy	2,285,090,000	3,997,009		2/17/15	44,537	—

Semiannual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	964,250,000	1,678,124		2/17/15	$27,306	$—
Japanese Yen	CITI	Sell	684,870,000	6,711,780		2/17/15	—	(62,066)
Polish Zloty	DBAB	Buy	17,528,000	4,116,487	EUR	2/17/15	52,943	—
Japanese Yen	GSCO	Sell	810,877,280	7,987,562		2/18/15	—	(32,655)
Japanese Yen	JPHQ	Sell	831,970,000	8,193,278		2/18/15	—	(35,563)
Singapore Dollar	HSBC	Buy	3,667,000	2,901,108		2/18/15	41,130	—
Euro	JPHQ	Sell	3,942,000	5,406,118		2/19/15	2,139	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,458,904		2/19/15	46,285	—
Euro	BZWS	Sell	6,280,000	8,629,160		2/20/15	20,035	—
Chilean Peso	MSCO	Buy	1,273,240,000	2,229,062		2/23/15	21,672	—
Euro	DBAB	Sell	11,070,000	15,216,822		2/23/15	40,941	—
Euro	GSCO	Sell	2,038,000	2,804,594		2/23/15	10,696	—
Hungarian Forint	DBAB	Buy	18,260,690,000	57,055,741	EUR	2/23/15	1,866,300	—
Chilean Peso	JPHQ	Buy	1,792,000,000	3,139,453		2/24/15	28,023	—
Japanese Yen	HSBC	Sell	385,460,000	3,778,205		2/24/15	—	(34,504)
Chilean Peso	MSCO	Buy	1,559,200,000	2,719,456		2/25/15	36,288	—
Euro	DBAB	Sell	1,530,900	2,104,222		2/25/15	5,486	—
Japanese Yen	BZWS	Sell	343,460,000	3,353,283		2/25/15	—	(44,020)
Japanese Yen	JPHQ	Sell	385,700,000	3,764,359		2/25/15	—	(50,757)
Chilean Peso	DBAB	Buy	1,455,470,000	2,533,896		2/26/15	38,287	—
Euro	BZWS	Sell	13,673,773	18,783,180		2/26/15	37,483	—
Euro	SCNY	Sell	13,581,483	18,651,450		2/26/15	32,276	—
Japanese Yen	BZWS	Sell	1,576,550,000	15,416,019		2/26/15	—	(178,421)
Japanese Yen	SCNY	Sell	937,086,000	9,171,113		2/26/15	—	(98,070)
Euro	BOFA	Sell	2,694,506	3,684,198		2/27/15	—	(9,783)
Euro	DBAB	Sell	2,579,651	3,535,928		2/27/15	—	(595)
Japanese Yen	DBAB	Sell	229,660,000	2,253,115		2/27/15	—	(18,587)
Malaysian Ringgit	HSBC	Buy	2,087,700	625,397		2/27/15	15,723	—
Chilean Peso	DBAB	Buy	1,253,970,000	2,164,256		3/03/15	50,847	—
Japanese Yen	JPHQ	Sell	848,300,000	8,330,768		3/03/15	—	(60,564)
Japanese Yen	HSBC	Sell	400,800,000	3,927,487		3/04/15	—	(37,238)
Euro	DBAB	Sell	1,536,000	2,117,606		3/05/15	11,789	—
Euro	BZWS	Sell	7,226,276	9,927,286		3/09/15	20,035	—
Euro	GSCO	Sell	21,480,000	29,508,580		3/09/15	59,420	—
Euro	HSBC	Sell	1,844,000	2,535,057		3/09/15	6,927	—
Japanese Yen	BZWS	Sell	1,712,605,900	16,747,810		3/09/15	—	(194,091)
Euro	CITI	Sell	31,404,613	43,464,770		3/10/15	408,699	—
Euro	MSCO	Sell	5,225,000	7,236,494		3/10/15	72,962	—
Singapore Dollar	CITI	Buy	21,075,381	16,688,084		3/11/15	222,484	—
Chilean Peso	DBAB	Buy	1,284,460,000	2,183,008		3/13/15	83,953	—
Mexican Peso	CITI	Buy	30,688,400	2,312,964		3/13/15	10,927	—
Euro	JPHQ	Sell	541,000	749,734		3/16/15	7,993	—
Euro	BZWS	Sell	1,161,439	1,619,627		3/17/15	27,222	—
Euro	CITI	Sell	861,168	1,201,588		3/17/15	20,873	—
Japanese Yen	CITI	Sell	286,112,008	2,796,192		3/17/15	—	(34,364)
Mexican Peso	CITI	Buy	25,894,900	1,896,854		3/17/15	63,511	—
Hungarian Forint	DBAB	Buy	2,348,675,000	7,360,310	EUR	3/19/15	200,979	—
Hungarian Forint	JPHQ	Buy	703,907,450	2,206,261	EUR	3/19/15	59,760	—
Japanese Yen	CITI	Sell	1,866,452,000	18,386,154		3/19/15	—	(79,314)
Japanese Yen	MSCO	Sell	575,230,000	5,697,039		3/19/15	6,086	—
Chilean Peso	JPHQ	Buy	1,065,000,000	1,806,616		3/20/15	71,857	—
Hungarian Forint	JPHQ	Buy	2,348,992,000	7,387,464	EUR	3/20/15	164,759	—
Euro	BZWS	Sell	744,197	1,036,294		3/23/15	15,921	—
Japanese Yen	DBAB	Sell	725,287,000	7,102,579		3/24/15	—	(73,261)
Mexican Peso	CITI	Buy	75,637,200	5,533,080		3/24/15	190,273	—
Japanese Yen	BZWS	Sell	983,714,840	9,632,663		3/25/15	—	(100,096)

TGB-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	2,736,000	$3,767,882	3/26/15	$16,477	$—
Malaysian Ringgit	DBAB	Buy	8,012,500	2,379,008	3/26/15	77,532	—
Malaysian Ringgit	HSBC	Buy	7,634,000	2,265,685	3/26/15	74,811	—
Euro	BZWS	Sell	6,085,000	8,403,385	3/27/15	60,029	—
Malaysian Ringgit	HSBC	Buy	7,790,000	2,319,971	3/31/15	67,667	—
Euro	DBAB	Sell	6,200,000	8,552,466	4/07/15	50,732	—
Euro	HSBC	Sell	8,692,000	11,983,443	4/10/15	64,294	—
Malaysian Ringgit	HSBC	Buy	4,010,000	1,204,023	4/10/15	24,349	—
Euro	DBAB	Sell	7,243,000	9,997,296	4/13/15	64,906	—
Euro	SCNY	Sell	4,346,000	6,007,172	4/13/15	47,464	—
Euro	JPHQ	Sell	3,907,000	5,415,297	4/14/15	57,554	—
Japanese Yen	CITI	Sell	261,800,000	2,586,279	4/15/15	—	(4,646)
Chilean Peso	MSCO	Buy	2,370,410,000	4,180,617	4/16/15	—	(10,134)
Euro	HSBC	Sell	6,919,000	9,607,793	4/16/15	119,495	—
Malaysian Ringgit	DBAB	Buy	16,369,588	4,942,508	4/16/15	70,244	—
Japanese Yen	BZWS	Sell	700,840,000	6,897,488	4/17/15	—	(38,618)
Japanese Yen	JPHQ	Sell	421,090,000	4,129,831	4/21/15	—	(37,855)
Malaysian Ringgit	JPHQ	Buy	15,728,213	4,756,756	4/21/15	58,233	—
Japanese Yen	JPHQ	Sell	496,560,000	4,870,981	4/22/15	—	(43,727)
Chilean Peso	JPHQ	Buy	1,501,938,000	2,597,385	4/28/15	42,111	—
Euro	BZWS	Sell	6,575,679	9,116,916	4/30/15	98,487	—
Euro	SCNY	Sell	11,263,000	15,586,415	4/30/15	139,407	—
Euro	BZWS	Sell	7,026,829	9,738,201	5/05/15	100,668	—
Euro	BZWS	Sell	1,259,000	1,747,228	5/07/15	20,441	—
Euro	GSCO	Sell	2,990,000	4,150,539	5/07/15	49,592	—
Chilean Peso	MSCO	Buy	1,150,200,000	1,963,134	5/11/15	55,735	—
Japanese Yen	CITI	Sell	366,861,000	3,622,531	5/12/15	—	(9,454)
Euro	CITI	Sell	5,658,426	7,795,614	5/13/15	34,429	—
Euro	GSCO	Sell	2,279,000	3,140,210	5/13/15	14,298	—
Euro	SCNY	Sell	629,000	865,237	5/13/15	2,491	—
Japanese Yen	GSCO	Sell	490,555,000	4,832,578	5/13/15	—	(24,064)
Japanese Yen	SCNY	Sell	366,681,000	3,615,470	5/13/15	—	(14,782)
Euro	GSCO	Sell	3,095,000	4,263,177	5/14/15	17,995	—
Japanese Yen	CITI	Sell	366,680,000	3,607,315	5/14/15	—	(22,975)
Euro	BZWS	Sell	8,551,980	11,739,474	5/18/15	9,008	—
Japanese Yen	BOFA	Sell	1,105,661,700	10,890,000	5/18/15	—	(57,117)
Japanese Yen	BOFA	Sell	1,102,846,375	10,895,000	5/19/15	—	(24,389)
Japanese Yen	BZWS	Sell	1,105,842,500	10,895,000	5/19/15	—	(54,054)
Japanese Yen	CITI	Sell	1,104,534,000	10,895,000	5/19/15	—	(41,099)
Japanese Yen	HSBC	Sell	1,106,730,400	10,895,000	5/19/15	—	(62,846)
Singapore Dollar	DBAB	Buy	11,645,100	9,320,927	5/19/15	24,731	—
Euro	GSCO	Sell	4,454,000	6,114,496	5/21/15	4,956	—
Chilean Peso	MSCO	Buy	420,740,000	740,218	5/22/15	—	(2,489)
Euro	BZWS	Sell	11,375,532	15,597,276	5/22/15	—	(6,627)
Malaysian Ringgit	HSBC	Buy	298,500	90,870	5/22/15	352	—
Euro	JPHQ	Sell	4,730,771	6,467,059	5/26/15	—	(22,370)
Malaysian Ringgit	HSBC	Buy	1,229,300	374,615	5/28/15	934	—
Euro	BZWS	Sell	2,836,669	3,862,153	5/29/15	—	(29,130)
Singapore Dollar	BZWS	Buy	21,427,761	17,077,995	5/29/15	119,175	—
Singapore Dollar	DBAB	Buy	2,980,000	2,374,029	5/29/15	17,615	—
Euro	GSCO	Sell	463,000	629,997	6/01/15	—	(5,151)
Chilean Peso	BZWS	Buy	3,010,700,000	5,297,730	6/04/15	—	(25,220)
Chilean Peso	MSCO	Buy	662,100,000	1,160,053	6/05/15	—	(655)
Euro	BZWS	Sell	7,895,591	10,753,400	6/05/15	—	(78,173)
Mexican Peso	CITI	Buy	78,317,430	5,880,658	6/08/15	15,795	—
Euro	GSCO	Sell	2,033,100	2,772,843	6/09/15	—	(16,350)

Semiannual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	CITI	Sell	1,370,500,000	13,418,909		6/09/15	$—	$(154,371)
Japanese Yen	HSBC	Sell	2,052,400,000	20,093,398		6/09/15	—	(233,343)
Mexican Peso	CITI	Buy	78,230,000	5,898,586		6/09/15	—	(9,103)
Japanese Yen	BZWS	Sell	1,689,110,000	16,542,468		6/10/15	—	(186,515)
Japanese Yen	CITI	Sell	2,595,800,000	25,383,818		6/10/15	—	(325,042)
Japanese Yen	HSBC	Sell	1,798,900,000	17,624,266		6/10/15	—	(192,079)
Japanese Yen	DBAB	Sell	595,700,000	5,832,191		6/11/15	—	(67,714)
Japanese Yen	JPHQ	Sell	1,666,680,000	16,314,089		6/11/15	—	(192,967)
Polish Zloty	CITI	Buy	5,990,000	1,431,781	EUR	6/11/15	—	(28,151)
Euro	GSCO	Sell	8,105,300	10,996,461		6/12/15	—	(123,382)
Mexican Peso	CITI	Buy	159,085,880	11,896,940		6/12/15	77,347	—
Polish Zloty	DBAB	Buy	30,704,000	7,330,373	EUR	6/12/15	—	(132,820)
Euro	DBAB	Sell	8,383,000	11,362,067		6/15/15	—	(139,016)
Mexican Peso	CITI	Buy	68,370,400	5,118,694		6/15/15	26,483	—
Japanese Yen	CITI	Sell	310,702,000	3,054,123		6/17/15	—	(23,366)
Japanese Yen	JPHQ	Sell	702,800,000	6,909,128		6/17/15	—	(52,072)
Euro	BZWS	Sell	1,124,367	1,529,617		6/22/15	—	(13,043)
Japanese Yen	DBAB	Sell	1,455,820,000	14,296,573		6/22/15	—	(124,226)
Malaysian Ringgit	HSBC	Buy	36,880,000	11,168,312		6/22/15	82,633	—
Mexican Peso	CITI	Buy	61,535,000	4,596,280		6/22/15	32,368	—
Philippine Peso	JPHQ	Buy	251,010,000	5,697,263		6/25/15	35,522	—
South Korean Won	DBAB	Buy	21,440,000,000	20,706,973		6/29/15	181,758	—
Polish Zloty	CITI	Buy	135,806,000	43,573,652		6/30/15	283,500	—

Unrealized appreciation (depreciation)							26,169,086	(26,275,243)

Net unrealized appreciation (depreciation)								$(106,157)

aMay be comprised of multiple contracts using the same currency and settlement date.

*In U.S. dollars unless otherwise indicated.

At June 30, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	DBAB	10/4/23	$13,090,000	$—	$(346,044)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	DBAB	10/4/23	13,090,000	—	(368,968)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	HSBC	10/7/23	13,090,000	—	(329,894)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	DBAB	10/4/43	6,370,000	—	(480,809)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	DBAB	10/4/43	6,370,000	—	(504,390)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	HSBC	10/7/43	6,370,000	—	(487,920)

Centrally Cleared Swaps unrealized appreciation (depreciation)				—	(2,518,025)

OTC Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	3/4/21	$3,240,000	$—	$(334,109)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	3/28/21	14,630,000	—	(1,442,766)

TGB-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	2/25/41	$7,460,000	$—	$(1,556,877)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	2/25/41	7,460,000	—	(1,560,637)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	2/28/41	5,600,000	—	(1,146,436)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	3/1/41	1,870,000	—	(371,892)

OTC Swaps unrealized appreciation (depreciation)				—	(6,412,717)

Total Interest Rate Swaps unrealized appreciation (depreciation)				—	(8,930,742)

Net unrealized appreciation (depreciation)					$(8,930,742)

See Abbreviations on page TGB-37.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,717,463,445
Cost - Repurchase agreements	316,336,298

Total cost of investments	$3,033,799,743

Value - Unaffiliated issuers	$2,885,850,662
Value - Repurchase agreements	316,336,298

Total value of investments	3,202,186,960
Cash	295,748,898
Restricted cash (Note 1e)	4,160,000
Foreign currency, at value (cost $20,661,415)	20,782,477
Receivables:
Investment securities sold	11,479,755
Capital shares sold	7,307,574
Interest	36,068,916
Due from brokers	9,689,309
Unrealized appreciation on forward exchange contracts	26,169,086
Other assets	1,549

Total assets	3,613,594,524

Liabilities:
Payables:
Capital shares redeemed	1,727,492
Management fees	1,324,328
Distribution fees	1,359,836
Variation margin	191,903
Due to Brokers	4,160,000
Unrealized depreciation on forward exchange contracts	26,275,243
Unrealized depreciation on OTC swap contracts	6,412,717
Deferred tax	1,782,818
Accrued expenses and other liabilities	1,258,427

Total liabilities	44,492,764

Net assets, at value	$3,569,101,760

Net assets consist of:
Paid-in capital	$3,428,853,008
Distributions in excess of net investment income	(22,970,846)
Net unrealized appreciation (depreciation)	157,801,357
Accumulated net realized gain (loss)	5,418,241

Net assets, at value	$3,569,101,760

TGB-24	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$314,705,377

Shares outstanding	16,758,260

Net asset value and maximum offering price per share	$18.78

Class 2:
Net assets, at value	$3,137,403,256

Shares outstanding	172,133,980

Net asset value and maximum offering price per share	$18.23

Class 4:
Net assets, at value	$116,993,127

Shares outstanding	6,278,192

Net asset value and maximum offering price per share	$18.63

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Templeton Global Bond VIP Fund
Investment income:
Interest (net of foreign taxes $1,449,591)	$62,608,345

Expenses:
Management fees (Note 3a)	7,778,963
Distribution fees: (Note 3c)
Class 2	3,599,193
Class 3	156,081
Class 4	205,066
Custodian fees (Note 4)	593,634
Reports to shareholders	248,636
Professional fees	48,632
Trustees’ fees and expenses	6,846
Other	31,085

Total expenses	12,668,136
Expense reductions (Note 4)	(2,593)

Net expenses	12,665,543

Net investment income	49,942,802

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,326,708
Foreign currency transactions	8,488,773
Swap contracts	(2,061,842)

Net realized gain (loss)	9,753,639

Net change in unrealized appreciation (depreciation) on:
Investments	71,024,415
Translation of other assets and liabilities denominated in foreign currencies	(22,152,346)
Change in deferred taxes on unrealized appreciation	(122,498)

Net change in unrealized appreciation (depreciation)	48,749,571

Net realized and unrealized gain (loss)	58,503,210

Net increase (decrease) in net assets resulting from operations	$108,446,012

TGB-26	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$49,942,802	$100,648,197
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	9,753,639	47,113,794
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	48,749,571	(98,508,111)

Net increase (decrease) in net assets resulting from operations	108,446,012	49,253,880

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(15,858,865)	(14,463,879)
Class 2	(156,385,457)	(128,696,606)
Class 3	—	(9,351,774)
Class 4	(5,645,270)	(7,129,387)
Net realized gains:
Class 1	—	(3,587,066)
Class 2	—	(33,227,731)
Class 3	—	(2,438,218)
Class 4	—	(1,906,223)

Total distributions to shareholders	(177,889,592)	(200,800,884)

Capital share transactions: (Note 2)
Class 1	40,004,185	(13,273,114)
Class 2	374,327,544	529,969,403
Class 3	(195,888,546)	4,794,164
Class 4	831,948	(37,369,362)

Total capital share transactions	219,275,131	484,121,091

Redemption fees	1,163	7,288

Net increase (decrease) in net assets	149,832,714	332,581,375
Net assets:
Beginning of period	3,419,269,046	3,086,687,671

End of period	$3,569,101,760	$3,419,269,046

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(22,970,846)	$104,975,944

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Templeton Global Bond VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Templeton Global Bond Securities Fund was renamed the Templeton Global Bond VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TGB-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2014.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net

Semiannual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements

TGB-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals,

face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	2,388,211	$45,987,259	1,918,229	$37,822,305

Shares issued in reinvestment of distributions	844,006	15,858,865	962,717	18,050,945

Shares redeemed	(1,142,034)	(21,841,939)	(3,563,965)	(69,146,364)

Net increase (decrease)	2,090,183	$40,004,185	(683,019)	$(13,273,114)

Class 2 Shares:

Shares sold	21,979,032	$410,865,499	34,876,621	$667,964,958

Shares issued in reinvestment of distributions	8,573,764	156,385,457	8,877,431	161,924,337

Shares redeemed	(10,359,769)	(192,923,412)	(16,008,448)	(299,919,892)

Net increase (decrease)	20,193,027	$374,327,544	27,745,604	$529,969,403

Class 3 Shares[a]:

Shares sold	167,296	$3,090,707	1,022,231	$19,570,327

Shares issued in reinvestment of distributions	—	—	646,027	11,789,991

Shares redeemed	(10,595,103)	(198,979,253)	(1,409,425)	(26,566,154)

Net increase (decrease)	(10,427,807)	$(195,888,546)	258,833	$4,794,164

Class 4 Shares:

Shares sold	307,102	$5,804,634	892,452	$17,199,730

Shares issued on reinvestment of distributions	302,695	5,645,270	485,524	9,035,611

Shares redeemed	(560,738)	(10,617,956)	(3,385,215)	(63,604,703)

Net increase (decrease)	49,059	$831,948	(2,007,239)	$(37,369,362)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees.

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2013, the Fund had long-term capital loss carryforwards of $4,268,308.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,050,563,904

Unrealized appreciation	$188,957,445

Unrealized depreciation	(37,334,389)

Net unrealized appreciation (depreciation)	$151,623,056

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $434,725,701 and $513,101,247, respectively.

7. Credit Risk

At June 30, 2014, the Fund had 12.87% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Net assets consist of—net unrealized appreciation (depreciation)	$—	Variation margin /Unrealized depreciation on swap contracts / Net assets consist of—net unrealized appreciation (depreciation)[a]	$8,930,742
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	26,169,086	Unrealized depreciation on forward exchange contracts	26,275,243

a Includes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	$(2,061,842)	$(6,803,271)
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	7,481,025	(21,876,711)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives

Forward Exchange Contracts	$26,169,086	$26,275,243

Swap Contracts	—	6,412,717

Total	$26,169,086	$32,687,960

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	1,910,927	(1,910,927)	—	—	—
CITI	2,879,456	(2,879,456)	—	—	—
DBAB	8,132,537	(8,132,537)	—	—	—
GSCO	203,870	(203,870)	—	—	—
HSBC	8,486,722	(2,659,300)	(5,827,422)	—	—
JPHQ	3,668,920	(3,668,920)	—	—	—
MSCO	330,531	(330,531)	—	—	—
SCNY	311,802	(311,802)	—	—	—
UBSW	244,321	(244,321)	—	—	—

Total	$26,169,086	$(20,341,664)	$(5,827,422)	$—	$—

aAt June 30, 2014, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bonds as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At June 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$91,289	$—	$—	$—	$91,289
BZWS	2,952,251	(1,910,927)	—	—	1,041,324
CITI	3,729,837	(2,879,456)	—	—	850,381
DBAB	9,817,848	(8,132,537)	—	—	1,685,311
GSCO	2,232,654	(203,870)	—	(1,190,000)	838,784
HSBC	2,659,300	(2,659,300)	—	—	—
JPHQ	7,305,797	(3,668,920)	—	(740,000)	2,896,877
MSCO	1,979,822	(330,531)	—	(1,649,291)	—
SCNY	585,130	(311,802)	—	—	273,328
UBSW	1,334,032	(244,321)	—	(1,089,711)	—

Total	$32,687,960	$(20,341,664)	$—	$(4,669,002)	$7,677,294

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the period ended June 30, 2014, the average month end fair value of derivatives represented 2.43% of average month end net assets. The average month end number of open derivative contracts for the period was 475.

See Note 1(d) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

12. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	BRL	Brazilian Real	FRN	Floating Rate Note

BZWS	Barclays Bank PLC	CAD	Canadian Dollar

CITI	Citigroup, Inc.	EUR	Euro

DBAB	Deutsche Bank AG	HUF	Hungarian Forint

GSCO	Goldman Sachs Bank	IDR	Indonesian Rupiah

HSBC	HSBC Bank USA N.A.	JPY	Japanese Yen

JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won

MSCO	Morgan Stanley	LKR	Sri Lankan Rupee

SCNY	Standard Chartered Bank	MXN	Mexican Peso

UBSW	UBS AG	MYR	Malaysian Ringgit

		PEN	Peruvian Nuevo Sol

		PHP	Philippine Peso

		PLN	Polish Zloty

		SEK	Swedish Krona

		SGD	Singapore Dollar

Semiannual Report	TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX INFORMATION (UNAUDITED)

Templeton Global Bond VIP Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on June 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0152	$0.7142
Class 2	$0.0152	$0.6850
Class 4	$0.0152	$0.6557

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGB-38	Semiannual Report

Templeton Growth VIP Fund

(Formerly, Templeton Growth Securities Fund)

This semiannual report for Templeton Growth VIP Fund covers the period ended June 30, 2014.

Class 2 Performance Summary as of June 30, 2014

Templeton Growth VIP Fund – Class 2 delivered a +5.03% total return for the six-month period ended June 30, 2014.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments: Templeton Growth VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the MSCI All Country World Index (ACWI) and the MSCI World Index, produced total returns of +6.50% and +6.52% for the period under review.1

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states that limited economic activity in the first quarter of 2014. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. The Fed continued reducing asset purchases during the period. In this environment, defensive sectors, such as health care and utilities, and sectors benefiting from rising oil prices, including energy, led market returns, while more cyclical sectors, such as financials and consumer discretionary, lagged the broader market.

Outside the U.S., the U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at percrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. The Japanese government proposed a reduction in corporate taxes as part of its economic reforms in an effort to avoid deflation and facilitate growth. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than what many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TG-2	Semiannual Report

TEMPLETON GROWTH VIP FUND

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports were relatively soft. Emerging market equities generally rose for the six-month period, despite volatility resulting from concerns about moderating economic growth, rising geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period and oil prices increased amid supply concerns related to the crises in Ukraine and Iraq. The U.S. dollar was relatively flat compared to most currencies.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund trailed the benchmark MSCI ACWI during the review period but delivered solid absolute returns and remained ahead of the benchmark on major medium- and long-term time horizons. Among the Fund’s biggest detractors during the period were holdings in the sectors and regions that most contributed to relative performance in recent years. However, we remained favorable on these core holdings as the process of value recognition continued to unfold. More broadly, we saw considerable performance potential across our portfolio as our analysis suggested the market continued to underappreciate the long-term earnings, asset growth and cash-flow potential of our holdings.

The Fund’s European holdings delivered absolute gains during the first half of 2014 but weighed on performance relative to the benchmark. Since the European financial crisis, financial markets have stabilized, an early-stage economic recovery was under way, austerity was largely over, and, despite occasionally alarming headlines, political support for pro-European reform policies endured. In a development hardly conceivable to many just two years ago, the governments of Spain and Ireland were borrowing at lower rates than the U.S. government during the reporting period. Loan growth remained anemic in this early recovery, but we were encouraged by the ECB’s recent efforts to cut interest rates and ease credit access for small and medium enterprises. Overall, corporate fundamentals improved, but earnings and equity valuations remained depressed. In fact, corporate free cash-flow yields in Europe were higher than junk bond yields, a highly unusual occurrence. Deflationary pressures and geopolitical risks remain, and we expect the region to navigate additional uncertainty and volatility as the process of stabilization and repair proceeds unevenly. However, we believe valuations still fail to reflect the long-term recovery potential of our diverse European holdings.

From a sector perspective, industrials stocks were among the Fund’s largest detractors during the review period.2 U.K. services firm Serco Group’s management issued a profit warning stemming from the U.K. government’s exclusion of the company as a contracting partner while the government investigated allegations of wrongdoing. This was the company’s third profit warning in a year, and shares posted their biggest price decline in two decades. Serco was the market’s most shorted support services stock, leading us to believe we were near the point of maximum pessimism. In our view, Serco took numerous successful steps to restore its reputation and business integrity, including replacing its chief executive officer, and U.K. government outsourcing remained an attractive growth segment. A stake in Dutch lighting giant Koninklijke Philips also pressured industrials performance. The company’s share price declined from a recent multi-year high after a stronger euro pressured first-quarter earnings. Currency fluctuations aside,

Semiannual Report	TG-3

2. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery and professional services in the SOI.

TEMPLETON GROWTH VIP FUND

Philips’s restructuring efforts have improved fundamentals and profitability across core business lines, and its share price has recovered considerably over the past two years from depressed levels.

Financials is another long-term sector contributor that experienced adversity during the six months in review.3 The sector was responsible for many of the Fund’s largest detractors during a period when investors rotated out of cyclical stocks and increasing regulatory scrutiny impacted industry sentiment. French lender BNP Paribas and U.S. bank Citigroup were subject to U.S. regulatory censure, with the former fined a record amount for violating international business sanctions and the latter fined for alleged offenses relating to its precrisis mortgage operations. Despite these headwinds, capital ratios at the banks still appeared adequate to us, they maintained leadership positions in key markets and share prices traded below tangible book value, keeping us optimistic on their long-term prospects. In our view, rebuilt capital ratios and an improving economic outlook could allow European banks including BNP Paribas to lower loan-loss provisions, eventually boosting earnings and returns on tangible equity. Expectations also rose for enhanced shareholder returns through share buybacks and dividends, and our analysis suggested that investors underestimated the total return potential of certain European banks. Elsewhere, we added to our financials holdings in Asian and emerging markets, as well as a diverse range of financials in developed markets.

Conversely, consumer discretionary stocks contributed to performance during the six months under review.4 During a relatively weak period for consumer stocks, our sector holdings notably outperformed those of the broader benchmark. Diverse holdings such as U.S. entertainment firm Walt Disney, French tire manufacturer Michelin (Cie Generale des Etablissements Michelin) and Japanese automaker Nissan delivered double-digit absolute gains and benefited relative performance. Although we selectively reduced exposure to the consumer discretionary sector in recent periods to realize gains, in our view, continued value remained among firms where cyclical pressures and short-term skepticism were depressing share prices well below our assessment of their long-term intrinsic business values.

Top 10 Holdings
6/30/14
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Semiconductors & Semiconductor Equipment, South Korea	2.5%
Microsoft Corp. Software, U.S.	2.3%
Total SA, B Oil, Gas & Consumable Fuels, France	2.1%
Roche Holding AG Pharmaceuticals, Switzerland	1.8%
Citigroup Inc. Banks, U.S.	1.7%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	1.7%
Hewlett-Packard Co. Technology Hardware, Storage & Peripherals, U.S.	1.7%
Comcast Corp., Special A Media, U.S.	1.7%
Deutsche Lufthansa AG Airlines, Germany	1.7%
Talisman Energy Inc. Oil, Gas & Consumable Fuels, Canada	1.6%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Encouragingly, an underweighted position in energy, where we found new bargains, also contributed to relative and absolute performance during the period.5 U.S. oilfield services firms Halliburton and Baker Hughes were among the key overweighted energy stocks, with share prices rallying as pessimism surrounding margins and supply faded amid improvements in the U.S. pressure pumping market. With oil prices rising above the estimated marginal cost of supply and U.S. pumping activity near all-time highs, our thesis on these highly cyclical stocks appeared to be maturing. We remained favorable toward oil services stocks given the strong demand for their expertise and technology as major and state-owned oil companies attempted to extract hydrocarbons from increasingly challenging locations. Among oil services and integrated oil firms, we found opportunities attractive to us in Europe, where energy stocks traded at their lowest cyclically adjusted earnings multiples in 30 years. We were encouraged to see many major oil companies

3. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

4. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

TG-4	Semiannual Report

TEMPLETON GROWTH VIP FUND

committed to scaling back what many viewed as excessive capital expenditures (capex) and prioritizing shareholder returns. We believed French oil company Total exemplified this trend. Total’s shares significantly outperformed the broader energy sector since management signaled that capex had peaked in September 2013. We believe this combination of improving shareholder return prospects and potential productivity gains from legacy capex could help integrated oil stocks appreciate in value over our long-term investment horizon as sentiment continues to improve.

Information technology holdings also performed well, led by U.S. personal computer manufacturer Hewlett-Packard.6 The company’s share price rose after the firm announced additional cost-cutting measures. Telecommunication services stocks also performed fairly well, buoyed by Turkish mobile operator Turkcell Iletisim Hizmetleri as the company’s share price rose to a record level after it reported solid mobile and broadband growth and improved overall profit margins.7, 8

The Fund’s health care stocks weighed on results, despite delivering respectable absolute gains.9 U.S. biotechnology firm Forest Laboratories was one of the Fund’s leading performers as its share price rose to a record level after the firm agreed to be acquired by Actavis, one of the world’s largest generic drugmakers. We analyzed Forest in mid-2012, a time when the firm was nearing the end of key product cycles and a depressed share price reflected investor skepticism about its long-term strategy. Our analysis suggested that the market was overly negative about Forest’s prospects following major patent expirations. Although our long-term investment rationale was not dependent on a buyout, overtures from the activist investor who facilitated the sale were known, and we believed that a divestiture scenario could also unlock shareholder value. We increasingly found opportunities in biotechnology as investors appeared to us to overly discount the headwinds caused by generic competition and the long and capital-intensive innovation cycles inherent to the industry. We also remained favorable on our holdings in traditional pharmaceuticals companies, as many were cutting costs and diversifying away from patent-dependent products, which in our view can help value recognition unfold.

As we look back on the review period, we note that investor sentiment was cautious, although markets continued to move higher. Were investors buying stocks from a position of healthy skepticism or dangerous complacency? From our perspective, circumstances seemed more consistent with caution and skepticism than the complacency or euphoria often associated with bull markets. Equities at period-end were historically underowned, trend earnings multiples remained depressed and long-term equity returns were still below average, circumstances that we would typically not associate with market peaks. However, as the market cycle progresses, we believe investors will have to become increasingly selective in their stock picking. At Templeton, we believe our bottom-up approach and creative, forward-looking value process are well-suited to such an environment. By looking ahead of the consensus and thinking about value differently than the crowd, we believe we have kept the Fund replenished with compelling values and well positioned to potentially protect and grow client capital over time.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. The information technology sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

8. Not part of the index.

9. The health care sector comprises biotechnology, life sciences tools and services, and pharmaceuticals in the SOI.

Semiannual Report	TG-5

TEMPLETON GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50,

then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14
Actual	$1,000	$1,050.30	$5.29
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.21

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TG-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.47		$12.16		$10.27		$11.19	$10.56		$ 8.34

Income from investment operations[a]:

Net investment income[b]	0.29	[c]	0.22		0.27		0.25	0.17		0.17

Net realized and unrealized gains (losses)	0.52		3.49		1.88		(0.99)	0.62		2.36

Total from investment operations	0.81		3.71		2.15		(0.74)	0.79		2.53

Less distributions from net investment income	(0.25)		(0.40)		(0.26)		(0.18)	(0.16)		(0.31)

Net asset value, end of period	$16.03		$15.47		$12.16		$10.27	$11.19		$10.56

Total return[d]	5.21%		31.05%		21.40%		(6.80)%	7.74%		31.33%

Ratios to average net assets[e]

Expenses	0.79%		0.78%	[f]	0.78%	[f]	0.78% [f]	0.77%	[f]	0.79%	[f]

Net investment income	3.64%	[c]	1.62%		2.31%		2.22%	1.71%		2.00%

Supplemental data

Net assets, end of period (000’s)	$622,810		$588,409		$476,954		$1,200,682	$1,348,622		$824,575

Portfolio turnover rate	10.30%		11.60%		18.73%	[g]	42.13% [g]	9.61%		14.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.52%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.23		$11.97		$10.11		$11.01	$10.40		$ 8.20

Income from investment operations[a]:

Net investment income[b]	0.26	[c]	0.19		0.21		0.21	0.15		0.16

Net realized and unrealized gains (losses)	0.51		3.44		1.88		(0.96)	0.60		2.32

Total from investment operations	0.77		3.63		2.09		(0.75)	0.75		2.48

Less distributions from net investment income	(0.21)		(0.37)		(0.23)		(0.15)	(0.14)		(0.28)

Net asset value, end of period	$15.79		$15.23		$11.97		$10.11	$11.01		$10.40

Total return[d]	5.03%		30.82%		21.07%		(6.97)%	7.39%		31.10%

Ratios to average net assets[e]

Expenses	1.04%		1.03%	[f]	1.03%	[f]	1.03% [f]	1.02%	[f]	1.04%	[f]

Net investment income	3.39%	[c]	1.37%		2.06%		1.97%	1.46%		1.75%

Supplemental data

Net assets, end of period (000’s)	$1,399,118		$1,450,304		$1,352,554		$1,254,193	$1,626,885		$1,718,894

Portfolio turnover rate	10.30%		11.60%		18.73%	[g]	42.13% [g]	9.61%		14.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.27%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

TG-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.35		$12.07		$10.19		$11.11	$10.50		$ 8.31

Income from investment operations[a]:

Net investment income[b]	0.25	[c]	0.17		0.20		0.20	0.14		0.14

Net realized and unrealized gains (losses)	0.51		3.47		1.90		(0.98)	0.61		2.36

Total from investment operations	0.76		3.64		2.10		(0.78)	0.75		2.50

Less distributions from net investment income	(0.19)		(0.36)		(0.22)		(0.14)	(0.14)		(0.31)

Net asset value, end of period	$15.92		$15.35		$12.07		$10.19	$11.11		$10.50

Total return[d]	4.97%		30.64%		21.02%		(7.14)%	7.31%		30.98%

Ratios to average net assets[e]

Expenses	1.14%		1.13%	[f]	1.13%	[f]	1.13% [f]	1.12%	[f]	1.14%	[f]

Net investment income	3.29%	[c]	1.27%		1.96%		1.87%	1.36%		1.65%

Supplemental data

Net assets, end of period (000’s)	$71,165		$72,683		$67,158		$56,170	$60,569		$56,218

Portfolio turnover rate	10.30%		11.60%		18.73%	[g]	42.13% [g]	9.61%		14.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.17%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2014 (unaudited)

Templeton Growth VIP Fund

		Country	Shares	Value
	Common Stocks 98.3%
	Aerospace & Defense 0.6%
	BAE Systems PLC	United Kingdom	1,730,147	$12,816,557

	Air Freight & Logistics 2.0%
	FedEx Corp.	United States	100,270	15,178,873
	TNT Express NV	Netherlands	646,272	5,850,095
a	TNT Express NV, 144A	Netherlands	441,000	3,991,960
	United Parcel Service Inc., B	United States	160,030	16,428,680

				41,449,608

	Airlines 2.5%
	Deutsche Lufthansa AG	Germany	1,609,064	34,551,391
b	International Consolidated Airlines Group SA	United Kingdom	2,633,247	16,694,776

				51,246,167

	Auto Components 1.5%
	Cie Generale des Etablissements Michelin, B	France	259,469	31,006,079

	Automobiles 2.5%
	Mazda Motor Corp.	Japan	2,351,180	11,024,239
	Nissan Motor Co. Ltd.	Japan	2,342,720	22,223,522
	Toyota Motor Corp.	Japan	312,490	18,766,982

				52,014,743

	Banks 12.2%
	Bangkok Bank PCL, fgn.	Thailand	913,600	5,435,413
	BNP Paribas SA	France	401,637	27,250,828
	Citigroup Inc.	United States	770,990	36,313,629
b	Commerzbank AG	Germany	547,840	8,612,749
	Credit Agricole SA	France	1,640,346	23,137,629
	DBS Group Holdings Ltd.	Singapore	932,690	12,531,631
	HSBC Holdings PLC	United Kingdom	2,567,864	26,041,599
	ICICI Bank Ltd., ADR	India	261,909	13,069,259
	Intesa Sanpaolo SpA	Italy	3,054,444	9,436,641
	JPMorgan Chase & Co.	United States	440,760	25,396,591
	KB Financial Group Inc.	South Korea	657,984	22,886,400
	SunTrust Banks Inc.	United States	478,520	19,169,511
	UniCredit SpA	Italy	3,118,881	26,118,090

				255,399,970

	Biotechnology 1.5%
	Amgen Inc.	United States	272,230	32,223,865

	Capital Markets 2.8%
	Credit Suisse Group AG	Switzerland	1,026,980	29,367,100
	Morgan Stanley	United States	886,050	28,645,997

				58,013,097

	Chemicals 1.4%
	Akzo Nobel NV	Netherlands	397,282	29,787,165

	Commercial Services & Supplies 0.7%
	Serco Group PLC	United Kingdom	2,417,267	15,118,643

	Communications Equipment 2.6%
	Brocade Communications Systems Inc.	United States	298,490	2,746,108
	Cisco Systems Inc.	United States	1,040,800	25,863,880

TG-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Communications Equipment (continued)
	Ericsson, B	Sweden	2,161,202	$26,121,007

				54,730,995

	Construction & Engineering 0.7%
c	FLSmidth & Co. AS	Denmark	250,000	13,967,455

	Construction Materials 1.6%
	CRH PLC	Ireland	1,277,393	32,782,365

	Diversified Financial Services 1.1%
b	ING Groep NV, IDR	Netherlands	1,617,386	22,725,173

	Diversified Telecommunication Services 4.1%
	China Telecom Corp. Ltd., ADR	China	179,195	8,771,595
	Singapore Telecommunications Ltd.	Singapore	7,063,710	21,814,690
	Telefonica SA	Spain	1,682,480	28,846,983
	Verizon Communications Inc.	United States	158,750	7,778,750
	Vivendi SA	France	739,654	18,100,865

				85,312,883

	Electrical Equipment 0.7%
	Alstom SA	France	299,697	10,927,433
	Dongfang Electric Corp. Ltd., H	China	2,016,600	3,465,749

				14,393,182

	Electronic Equipment, Instruments & Components 0.4%
b	Flextronics International Ltd.	Singapore	691,118	7,650,676

	Energy Equipment & Services 4.1%
	Baker Hughes Inc.	United States	358,770	26,710,427
	Fugro NV, IDR	Netherlands	339,969	19,467,831
	Halliburton Co.	United States	225,414	16,006,648
	Noble Corp. PLC	United States	698,190	23,431,257

				85,616,163

	Food & Staples Retailing 2.5%
	CVS Caremark Corp.	United States	330,420	24,903,755
b	Metro AG	Germany	156,280	6,812,181
	Tesco PLC	United Kingdom	4,054,493	19,717,935

				51,433,871

	Health Care Equipment & Supplies 2.4%
	Getinge AB, B	Sweden	712,770	18,733,803
	Medtronic Inc.	United States	497,540	31,723,151

				50,456,954

	Industrial Conglomerates 2.0%
	Koninklijke Philips NV	Netherlands	459,718	14,590,071
	Siemens AG	Germany	201,712	26,642,816

				41,232,887

	Insurance 6.1%
	American International Group Inc.	United States	569,370	31,076,215
	Aviva PLC	United Kingdom	3,361,950	29,368,907
	AXA SA	France	1,091,068	26,080,615
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	78,511	17,406,983

Semiannual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Insurance (continued)
	Swiss Re AG	Switzerland	270,006	$24,021,507

				127,954,227

	Life Sciences Tools & Services 0.4%
b	QIAGEN NV	Netherlands	357,300	8,660,689

	Machinery 1.3%
b	Navistar International Corp.	United States	725,430	27,189,116

	Media 4.2%
	Comcast Corp., Special A	United States	648,892	34,605,410
b	News Corp., A	United States	319,435	5,730,664
	Twenty-First Century Fox Inc., A	United States	641,182	22,537,547
	The Walt Disney Co.	United States	296,070	25,385,042

				88,258,663

	Metals & Mining 2.0%
	Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	1,077,050	21,336,360
	POSCO	South Korea	63,730	19,144,190
	POSCO, ADR	South Korea	27,740	2,064,966

				42,545,516

	Multiline Retail 0.5%
	Target Corp.	United States	191,680	11,107,856

	Oil, Gas & Consumable Fuels 10.8%
	BP PLC	United Kingdom	2,807,128	24,733,518
	Chevron Corp.	United States	137,470	17,946,709
	China Shenhua Energy Co. Ltd., H	China	5,271,520	15,235,509
	Eni SpA	Italy	776,759	21,253,376
	Galp Energia SGPS SA, B	Portugal	1,575,520	28,868,631
	Kunlun Energy Co. Ltd.	China	9,057,840	14,935,803
	LUKOIL Holdings, ADR (London Stock Exchange)	Russia	203,010	12,121,727
	Royal Dutch Shell PLC, B	United Kingdom	299,573	13,033,601
	Talisman Energy Inc.	Canada	3,158,600	33,408,981
	Total SA, B	France	618,659	44,716,405

				226,254,260

	Pharmaceuticals 11.8%
b	Forest Laboratories Inc.	United States	232,470	23,014,530
	GlaxoSmithKline PLC	United Kingdom	1,165,640	31,196,220
	Merck & Co. Inc.	United States	558,641	32,317,382
	Merck KGaA	Germany	229,554	19,927,452
	Pfizer Inc.	United States	1,111,443	32,987,628
	Roche Holding AG	Switzerland	128,303	38,265,934
	Sanofi	France	308,607	32,787,002
	Teva Pharmaceutical Industries Ltd., ADR	Israel	686,230	35,972,177

				246,468,325

	Professional Services 0.3%
	Hays PLC	United Kingdom	2,280	5,700
	Randstad Holding NV	Netherlands	125,110	6,783,029

				6,788,729

TG-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 2.5%
	Samsung Electronics Co. Ltd.	South Korea	40,730	$53,206,581

	Software 2.6%
	Microsoft Corp.	United States	1,177,169	49,087,948
	SAP AG	Germany	80,912	6,249,398

				55,337,346

	Specialty Retail 1.5%
	Best Buy Co. Inc.	United States	355,360	11,019,714
	Kingfisher PLC	United Kingdom	3,350,261	20,581,351

				31,601,065

	Technology Hardware, Storage & Peripherals 1.7%
	Hewlett-Packard Co.	United States	1,036,700	34,916,056

	Wireless Telecommunication Services 2.7%
	Mobile TeleSystems, ADR	Russia	812,930	16,047,238
b	Sprint Corp.	United States	539,599	4,602,780
b	Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,647,543	25,701,671
	Vodafone Group PLC	United Kingdom	3,292,417	10,986,269

				57,337,958

	Total Common Stocks (Cost $1,494,680,547)			2,057,004,885

	Preferred Stocks (Cost $27,756,720) 1.1%
	Oil, Gas & Consumable Fuels 1.1%
	Petroleo Brasileiro SA, ADR, pfd.	Brazil	1,528,452	23,904,989

	Total Investments before Short Term Investments (Cost $1,522,437,267)			2,080,909,874

			Principal Amount*
	Short Term Investments 0.6%
	Time Deposits 0.5%
	Royal Bank of Canada, 0.05%, 7/01/14	Canada	10,000,000	10,000,000

	Total Investments before Money Market Funds (Cost $1,532,437,267)			2,090,909,874

Semiannual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
d	Investments from Cash Collateral Received for Loaned Securities (Cost $1,727,113) 0.1%
	Money Market Funds 0.1%
e	BNY Mellon Overnight Government Fund, 0.082%	United States	1,727,113	$1,727,113

	Total Investments (Cost $1,534,164,380) 100.0%			2,092,636,987
	Other Assets, less Liabilities 0.0%†			456,273

	Net Assets 100.0%			$2,093,093,260

See Abbreviations on page TG-25.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the value of this security was $3,991,960, representing 0.19% of net assets.

bNon-income producing.

cA portion or all of the security is on loan at June 30, 2014. See Note 1(c).

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

TG-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost	$1,534,164,380

Value (Includes securities loaned in the amount of $1,656,540)	$2,092,636,987
Cash	719,190
Receivables:
Investment securities sold	4,241,749
Capital shares sold	72,704
Dividends and interest	4,396,361
Other assets	936

Total assets	2,102,067,927

Liabilities:
Payables:
Investment securities purchased	3,121,836
Capital shares redeemed	1,646,752
Management fees	1,305,821
Distribution fees	633,853
Payable upon return of securities loaned	1,727,113
Accrued expenses and other liabilities	539,292

Total liabilities	8,974,667

Net assets, at value	$2,093,093,260

Net assets consist of:
Paid-in capital	$1,637,246,382
Undistributed net investment income	33,705,772
Net unrealized appreciation (depreciation)	558,522,565
Accumulated net realized gain (loss)	(136,381,459)

Net assets, at value	$2,093,093,260

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2014 (unaudited)

Templeton Growth VIP Fund

Class 1:
Net assets, at value	$622,810,174

Shares outstanding	38,864,374

Net asset value and maximum offering price per share	$16.03

Class 2:
Net assets, at value	$1,399,118,487

Shares outstanding	88,622,433

Net asset value and maximum offering price per share	$15.79

Class 4:
Net assets, at value	$71,164,599

Shares outstanding	4,469,164

Net asset value and maximum offering price per share	$15.92

TG-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Templeton Growth VIP Fund
Investment income:
Dividends (net of foreign taxes of $3,207,528)	$44,916,134
Interest	6,465
Income from securities loaned	927,931

Total investment income	45,850,530

Expenses:
Management fees (Note 3a)	7,795,739
Distribution fees: (Note 3c)
Class 2	1,756,036
Class 4	125,247
Custodian fees (Note 4)	119,832
Reports to shareholders	168,065
Professional fees	45,335
Trustees’ fees and expenses	4,057
Other	28,772

Total expenses	10,043,083

Net investment income	35,807,447

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	56,981,531
Non-controlled affiliated issuers (Note 8)	773,990
Foreign currency transactions	(42,714)

Net realized gain (loss)	57,712,807

Net change in unrealized appreciation (depreciation) on:
Investments	9,288,662
Translation of other assets and liabilities denominated in foreign currencies	2,443

Net change in unrealized appreciation (depreciation)	9,291,105

Net realized and unrealized gain (loss)	67,003,912

Net increase (decrease) in net assets resulting from operations	$102,811,359

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$35,807,447	$28,850,993
Net realized gain (loss) from investments and foreign currency transactions	57,712,807	98,725,339
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	9,291,105	412,375,570

Net increase (decrease) in net assets resulting from operations	102,811,359	539,951,902

Distributions to shareholders from:
Net investment income:
Class 1	(9,482,577)	(15,214,157)
Class 2	(18,300,865)	(38,639,867)
Class 4	(885,005)	(1,946,523)

Total distributions to shareholders	(28,668,447)	(55,800,547)

Capital share transactions: (Note 2)
Class 1	13,625,810	(17,266,459)
Class 2	(101,891,617)	(240,507,877)
Class 4	(4,179,503)	(11,647,677)

Total capital share transactions	(92,445,310)	(269,422,013)

Net increase (decrease) in net assets	(18,302,398)	214,729,342
Net assets:
Beginning of period	2,111,395,658	1,896,666,316

End of period	$2,093,093,260	$2,111,395,658

Undistributed net investment income included in net assets:
End of period	$33,705,772	$26,566,772

TG-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Templeton Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, the Templeton Growth Securities Fund was renamed the Templeton Growth VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign

Semiannual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

TG-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	1,171,010	$18,626,956	896,927	$12,053,666

Shares issued in reinvestment of distributions	589,713	9,482,577	1,149,106	15,214,157

Shares redeemed	(923,380)	(14,483,723)	(3,250,296)	(44,534,282)

Net increase (decrease)	837,343	$13,625,810	(1,204,263)	$(17,266,459)

Semiannual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class 2 Shares:

Shares sold	1,267,922	$19,613,913	7,540,783	$101,234,976

Shares issued in reinvestment of distributions	1,155,358	18,300,865	2,963,180	38,639,867

Shares redeemed	(9,038,415)	(139,806,395)	(28,236,625)	(380,382,720)

Net increase (decrease)	(6,615,135)	$(101,891,617)	(17,732,662)	$(240,507,877)

Class 4 Shares:

Shares sold	189,752	$2,968,440	683,745	$9,107,528

Shares issued on reinvestment of distributions	55,382	885,005	147,912	1,946,523

Shares redeemed	(510,473)	(8,032,948)	(1,660,931)	(22,701,728)

Net increase (decrease)	(265,339)	$(4,179,503)	(829,274)	$(11,647,677)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

TG-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At June 30, 2014, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 20.96% of the Fund’s outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$117,602,940
2018	55,299,629

$172,902,569

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,552,912,581

Unrealized appreciation	$ 595,730,718

Unrealized depreciation	(56,006,312)

Net unrealized appreciation (depreciation)	$ 539,724,406

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $211,038,453 and $267,687,369, respectively.

Semiannual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period		Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund Ltd., Reg D	1,195,196	—	(1,195,196)	—	$	—*	$—	$773,990

Total Affiliated Securities (Value is -% of Net Assets)

*As of June 30, 2014, no longer an affiliate.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

TG-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:

Equity Investments[a,b]	$2,080,909,874	$—	$—	$2,080,909,874

Short Term investments	—	11,727,113	—	11,727,113

Total Investments in Securities	$2,080,909,874	$11,727,113	$—	$2,092,636,987

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

Semiannual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX INFORMATION (UNAUDITED)

Templeton Growth VIP Fund

At December 31, 2013 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on June 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0152	$0.2047
Class 2	$0.0152	$0.1740
Class 4	$0.0152	$0.1628

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TG-26	Semiannual Report

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

Fund Goals and Main Investments: Franklin Managed Volatility Global Allocation VIP Fund seeks total return (including income and capital gains) while seeking to manage volatility.

Fund Risks: All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will achieve its target volatility. Also, the managed volatility strategy could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility and political or social instability, which are heightened in developing countries. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Investment Strategy: Under normal market conditions, the Fund seeks to achieve its investment goal by using an asset allocation strategy that seeks to diversify the Fund’s portfolio across global asset classes (principally global equity and global fixed income securities), regions and sectors while seeking to limit the expected volatility of the Fund’s returns to about 10% or less per year. Currently, the Fund intends to seek a target volatility of 9% or less per year (“Target Volatility”). This strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. There is no guarantee that the Fund will achieve its Target Volatility.

Franklin Managed Volatility Global Allocation VIP Fund — Class 2 delivered a +5.62% total return and Class 5 delivered a +5.62% total return* for the six-month period ended 6/30/14.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/15 and a few waiver related to a management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Semiannual Report	FMV-1

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

Portfolio Breakdown*
Based on Total Net Assets
6/30/14
% of Total Net Assets
Exchange Traded Funds	52.2%
Foreign Equity	30.8%
Domestic Equity	21.4%
Bonds	35.8%
Foreign Government & Agency Securities	25.4%
U.S. Government & Agency Securities	10.4%
Stocks**	4.8%
Banks	0.8%
Consumer Durables & Apparel	0.7%
Automobiles & Components	0.7%
Software & Services	0.6%
Food, Beverage & Tobacco	0.5%
Energy	0.3%
Transportation	0.3%
Materials	0.3%
Semiconductors & Semiconductor Equipment	0.2%
Household & Personal Products	0.2%
Food & Staples Retailing	0.1%
Telecommunication Services	0.1%
Commodities	4.4%
Exchange Traded Notes	4.4%
Short-Term Investments & Other Net Assets	2.8%

*Portfolio Breakdown figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Includes common and preferred shares.

FMV-2	Semiannual Report

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Semiannual Report	FMV-3

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14

Actual	$1,000	$1,056.20	$5.51
Hypothetical (5% return before expenses)	$1,000	$1,019.44	$5.41

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.08%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FMV-4	Semiannual Report

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

Class 5 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Semiannual Report	FMV-5

FRANKLIN MANAGED VOLATILITY GLOBAL ALLOCATION VIP FUND

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 5	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Fund-Level Expenses Incurred During Period* 1/1/14–6/30/14

Actual	$1,000	$1,056.20	$4.74
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 5 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FMV-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Managed Volatility Global Allocation VIP Fund

	Six Months Ended June 30, 2014 (unaudited)	Period Ended December 31, 2013[a]
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c]	0.07	0.09

Net realized and unrealized gains (losses)	0.50	0.17

Total from investment operations	0.57	0.26

Less distributions from net investment income	(0.01)	(0.19)

Net asset value, end of period	$10.63	$10.07

Total return[d]	5.62%	2.56%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	1.84%	2.97%

Expenses net of waiver and payments by affiliates[f,g]	1.08%	1.08%

Net investment income	1.41%	1.21%

Supplemental data

Net assets, end of period (000’s)	$10,625	$10,065

Portfolio turnover rate	3.93%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the exchange traded funds in which the Fund invests. The weighted average indirect expenses of the exchange traded funds was 0.09% for the period ended June 30, 2014.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FMV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Managed Volatility Global Allocation VIP Fund (continued)

	Six Months Ended June 30, 2014 (unaudited)	Period Ended December 31, 2013[a]
Class 5
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c]	0.08	0.10

Net realized and unrealized gains (losses)	0.49	0.17

Total from investment operations	0.57	0.27

Less distributions from net investment income	(0.01)	(0.20)

Net asset value, end of period	$10.63	$10.07

Total return[d]	5.62%	2.68%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	1.69%	2.82%

Expenses net of waiver and payments by affiliates[f,g]	0.93%	0.93%

Net investment income	1.56%	1.36%

Supplemental data

Net assets, end of period (000’s)	$10,633	$10,065

Portfolio turnover rate	3.93%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the exchange traded funds in which the Fund invests. The weighted average indirect expenses of the exchange traded funds was 0.09% for the period ended June 30, 2014.

gBenefit of expense reduction rounds to less than 0.01%.

FMV-8	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, June 30, 2014 (unaudited)

Franklin Managed Volatility Global Allocation VIP Fund
		Country	Shares/Units	Value

	Common Stocks 4.4%
	Automobiles & Components 0.7%
	Astra International Tbk PT	Indonesia	74,000	$45,411
	Brilliance China Automotive Holdings Ltd.	China	52,000	97,285

				142,696

	Banks 0.6%
	ICICI Bank Ltd., ADR	India	1,500	74,850
a	National Bank of Greece SA	Greece	861	3,148
	Sberbank of Russia, ADR	Russia	4,615	46,750

				124,748

	Capital Goods 0.0%†
	Samsung Heavy Industries Co. Ltd.	South Korea	10	267

	Consumer Durables & Apparel 0.7%
	Compagnie Financiere Richemont SA	Switzerland	727	76,278
	Fila Korea Ltd.	South Korea	480	45,581
	LF Corp.	South Korea	1,087	29,699

				151,558

	Energy 0.3%
	Gazprom OAO, ADR	Russia	1,200	10,458
b	LUKOIL Holdings, ADR	Russia	900	53,739
	SK Innovation Co. Ltd.	South Korea	38	4,243

				68,440

	Food & Staples Retailing 0.1%
	Bizim Toptan Satis Magazalari AS	Turkey	3,016	26,827

	Food, Beverage & Tobacco 0.5%
	Eastern Tobacco	Egypt	2,100	44,059
	Pinar Sut Mamulleri Sanayii AS	Turkey	4,260	36,183
	Thai Beverage PCL	Thailand	61,000	30,337

				110,579

	Household & Personal Products 0.2%
	Avon Products Inc.	United States	2,927	42,764

	Materials 0.1%
	Compania de Minas Buenaventura SA, ADR	Peru	1,200	14,172
	Semen Indonesia (Persero) Tbk PT	Indonesia	1,500	1,907

				16,079

	Retailing 0.0%†
	Luk Fook Holdings (International) Ltd.	Hong Kong	2,000	5,858

	Semiconductors & Semiconductor Equipment 0.2%
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	11,000	46,581

	Software & Services 0.6%
a,c	Mail.ru Group Ltd., GDR, Reg S	Russia	558	19,670
	Travelsky Technology Ltd., H	China	90,000	82,795
a	Yandex NV, A	Russia	636	22,667

				125,132

	Telecommunication Services 0.1%
	China Unicom (Hong Kong) Ltd.	China	12,000	18,580

	Transportation 0.3%
	COSCO Pacific Ltd.	China	44,308	61,513

	Total Common Stocks (Cost $877,421)			941,622

d	Exchange Traded Funds 52.2%
	Domestic Equity 21.4%
	iShares MSCI USA Minimum Volatility Index ETF	United States	122,000	4,540,840

	Foreign Equity 30.8%
	iShares MSCI EAFE Minimum Volatility Index ETF	United States	100,100	6,544,538

	Total Exchange Traded Funds (Cost $9,892,641)			11,085,378

Semiannual Report	FMV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

		Country	Shares/Units		Value
e	Exchange Traded Notes (Cost $927,123) 4.4%
	Diversified Financials 4.4%
a,f,g	iPATH Dow Jones-UBS Commodity Index Total Return ETN, 6/12/36	United States	23,800		938,672

	Preferred Stocks 0.4%
	Banks 0.2%
	Banco Bradesco SA, ADR, pfd.	Brazil	3,500		50,820

	Materials 0.2%
	Vale SA, ADR, pfd., A	Brazil	3,500		41,650

	Total Preferred Stocks (Cost $115,822)				92,470

			Principal Amount*
	Foreign Government and Agency Securities 25.4%
	Development Bank of Japan,
	1.70%, 9/20/22	Japan	10,000,000	JPY	108,573
	senior bond, 2.30%, 3/19/26	Japan	10,000,000	JPY	115,702
	France Treasury Note, 1.75%, 2/25/17	France	200,000	EUR	285,629
	Government of Canada, 2.75%, 6/01/22	Canada	160,000	CAD	158,365
c	Government of Finland, senior bond, Reg S, 4.375%, 7/04/19	Finland	150,000	EUR	244,659
	Government of France, 3.25%, 4/25/16	France	150,000	EUR	217,242
	Government of Ireland, 5.50%, 10/18/17	Ireland	150,000	EUR	239,124
	Government of Japan, senior bond,
	0.40%, 6/20/16	Japan	35,000,000	JPY	347,678
	1.20%, 6/20/21	Japan	30,000,000	JPY	314,748
	1.90%, 6/20/31	Japan	15,000,000	JPY	164,885
	2.20%, 3/20/41	Japan	15,000,000	JPY	166,738
	Government of Malaysia, 3.197%, 10/15/15	Malaysia	500,000	MYR	155,621
	Government of Mexico, 8.00%, 12/07/23	Mexico	15,000	[h] MXN	135,453
c	Government of Netherlands, Reg S, 1.75%, 7/15/23	Netherlands	200,000	EUR	283,798
	Government of Poland,
	5.75%, 9/23/22	Poland	300,000	PLN	115,544
	4.00%, 10/25/23	Poland	300,000	PLN	103,117
	Government of Singapore, senior note, 1.375%, 10/01/14	Singapore	200,000	SGD	160,894
	Government of Spain, 5.75%, 7/30/32	Spain	150,000	EUR	267,982
	Italy Treasury Bond,
c	Reg S, 3.50%, 3/01/30	Italy	150,000	EUR	209,629
	senior bond, 4.25%, 9/01/19	Italy	150,000	EUR	234,073
	senior bond, 5.50%, 9/01/22	Italy	150,000	EUR	252,273
c	senior bond, Reg S, 4.75%, 9/01/44	Italy	200,000	EUR	312,684
	Queensland Treasury Corp.,
	senior bond, 5.75%, 7/22/24	Australia	150,000	AUD	162,126
	senior note, 6.00%, 7/21/22	Australia	150,000	AUD	163,454
c	U.K. Treasury Note, Reg S, 4.00%, 3/07/22	United Kingdom	250,000	GBP	475,158

	Total Foreign Government and Agency Securities (Cost $5,277,065)				5,395,149

	U.S. Government and Agency Securities 10.4%
	U.S. Treasury Bond, 4.25%, 5/15/39	United States	100,000		117,234
	U.S. Treasury Note,
	2.375%, 8/31/14	United States	100,000		100,387
	0.25%, 9/30/14	United States	350,000		350,185
	0.25%, 1/15/15	United States	400,000		400,398
	4.625%, 11/15/16	United States	300,000		328,465
	4.00%, 8/15/18	United States	300,000		332,449
	2.00%, 11/15/21	United States	300,000		296,192
	1.75%, 5/15/22	United States	300,000		288,703

	Total U.S. Government and Agency Securities (Cost $2,250,156)				2,214,013

	Total Investments before Short Term Investments (Cost $19,340,228)				20,667,304

			Shares
	Short Term Investments (Cost $262,320) 1.3%
	Money Market Funds 1.3%	United States	262,320		262,320

[a,i]	Institutional Fiduciary Trust Money Market Portfolio

FMV-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

Total Investments (Cost $19,602,548) 98.5%	20,929,624
Other Assets, less Liabilities 1.5%	328,659

Net Assets 100.0%	$21,258,283

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $1,545,598, representing 7.27% of net assets.

dSee Note 1(d) regarding exchange traded funds.

eSee Note 1(e) regarding exchange traded notes.

fThe security is owned by MVGAF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(f).

gSecurity does not guarantee any return of principal at maturity, upon redemption or otherwise. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee.

hPrincipal amount is stated in 100 Mexican Peso Units.

iSee Note 3(e) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At June 30, 2014, the fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	300,000	$406,536	9/08/14	$—	$(4,404)
Australian Dollar	BZWS	Sell	330,000	304,435	9/10/14	—	(5,244)
British Pound	BZWS	Sell	20,000	33,490	9/10/14	—	(713)

Net unrealized appreciation (depreciation)							$(10,361)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 25.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FMV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Franklin Managed Volatility Global Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$19,340,228
Cost - Sweep Money Fund (Note 3e)	262,320

Total cost of investments	$19,602,548

Value - Unaffiliated issuers	$20,667,304
Value - Sweep Money Fund (Note 3e)	262,320

Total value of investments	20,929,624
Cash	132,815
Receivables:
Dividends and interest	246,940
Affiliates	7,016
Other assets	9

Total assets	21,316,404

Liabilities:
Payables:
Investment securities purchased	15,278
Management fees	884
Distribution fees	6,142
Professional fees	22,285
Unrealized depreciation on forward exchange contracts	10,361
Accrued expenses and other liabilities	3,171

Total liabilities	58,121

Net assets, at value	$21,258,283

Net assets consist of:
Paid-in capital	$19,887,306
Undistributed net investment income	98,601
Net unrealized appreciation (depreciation)	1,317,090
Accumulated net realized gain (loss)	(44,714)

Net assets, at value	$21,258,283

Class 2:
Net assets, at value	$10,625,153

Shares outstanding	1,000,000

Net asset value and maximum offering price per share	$10.63

Class 5
Net assets, at value	$10,633,130

Shares outstanding	1,000,000

Net asset value and maximum offering price per share	$10.63

FMV-12	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2014 (unaudited)

Franklin Managed Volatility Global Allocation VIP Fund
Investment income:
Dividends	$10,632
Dividends - Exchange traded funds	182,544
Interest	60,255

Total investment income	253,431

Expenses:
Management fees (Note 3a)	101,713
Distribution fees: (Note 3c)
Class 2	12,712
Class 5	5,087
Custodian fees (Note 4)	369
Reports to shareholders	1,342
Registration and filing fees	2,107
Professional fees	29,123
Amortization of offering costs	51,188
Other	2,043

Total expenses	205,684
Expense reductions (Note 4)	(29)
Expenses waived/paid by affiliates (Note 3f)	(103,434)

Net expenses	102,221

Net investment income	151,210

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	81,336
Foreign currency transactions	(10,670)

Net realized gain (loss)	70,666

Net change in unrealized appreciation (depreciation) on:
Investments	930,158
Translation of other assets and liabilities denominated in foreign currencies	(13,110)

Net change in unrealized appreciation (depreciation)	917,048

Net realized and unrealized gain (loss)	987,714

Net increase (decrease) in net assets resulting from operations	$1,138,924

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FMV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin Managed Volatility Global Allocation VIP Fund
	Six Months Ended June 30, 2014 (unaudited)	Period Ended December 31, 2013[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$151,210	$194,538
Net realized gain (loss) from investments, foreign currency transactions and futures contracts	70,666	(79,821)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	917,048	400,042

Net increase (decrease) in net assets resulting from operations	1,138,924	514,759

Distributions to shareholders from:
Net investment income:
Class 2	(5,700)	(186,300)
Class 5	(5,700)	(197,700)

Total distributions to shareholders	(11,400)	(384,000)

Capital share transactions: (Note 2)
Class 2	—	10,000,000
Class 5	—	10,000,000

Total capital share transactions	—	20,000,000

Net increase (decrease) in net assets	1,127,524	20,130,759
Net assets:
Beginning of period	20,130,759	—

End of period	$21,258,283	$20,130,759

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$98,601	$(41,209)

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

FMV-14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Managed Volatility Global Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Managed Volatility Global Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Fund invests a significant portion of its assets in exchange traded funds (ETFs). The Fund relies on exemptive orders granted by the U.S. Securities and Exchange Commission (SEC) to the ETFs that permit the Fund to invest in certain ETFs beyond the 1940 Act’s limitations on a fund’s investment in other investment companies, subject to certain terms and conditions set forth in the exemptive orders. The accounting policies of the ETFs are outlined in their respective shareholder reports. A copy of each ETF’s shareholder report, in which the Fund invests, is available on the SEC website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The ETFs’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, ETFs, and exchange traded notes listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Semiannual Report	FMV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The

FMV-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had OTC derivatives in a net liability position of $10,361.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral

Semiannual Report	FMV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Exchange Traded Funds

The Fund purchases ETFs. ETFs are registered investment companies under the 1940 Act and provide access to the returns of stock indices, bond indices, or a basket of assets and are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. There is a risk that the investment managers of the ETFs may make investment decisions that have a negative impact on the performance of the Fund.

e. Exchange Traded Notes

The Fund purchases exchange traded notes. Exchange traded notes are senior, unsecured, unsubordinated debt securities issued by an underwriting bank. Exchange traded notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of exchange traded notes include the credit risk of the issuer, counterparty risk, and the potential inability of the Fund to dispose of the exchange traded note in the normal course of business.

f. Investment in MVGAF Holdings Corp. (MVGAF Subsidiary)

The Fund invests in certain financial instruments through its investment in the MVGAF Subsidiary. The MVGAF Subsidiary is a Cayman Islands exempted liability company, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2014, the MVGAF Subsidiary investments as well as any other assets and liabilities of the MVGAF Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the MVGAF Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2014, the net assets of the MVGAF Subsidiary were $1,071,929, representing 5.04% of the Fund’s consolidated net assets. The Fund’s investment in the MVGAF Subsidiary is limited to 25% of consolidated assets.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

FMV-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the ETFs. Since the ETFs have varied expense levels and the Fund may own different proportions of the ETFs at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Organization and Offering Costs

Organization costs were expensed as incurred. Offering costs are amortized on a straight line basis over twelve months.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FMV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2014		Period Ended December 31, 2013[a]
	Shares	Amount	Shares	Amount

Class 2 Shares:

Shares sold	—	$—	1,000,000	$10,000,000

Class 5 Shares:

Shares sold	—	$—	1,000,000	$10,000,000

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Alternative Strategies Advisors, LLC (FASA)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Effective April 1, 2014, the Fund’s investment manager is FASA. Prior to April 1, 2014, Advisers was the Fund’s investment manager.

a. Management Fees

Effective April 1, 2014, the Fund and the MVGAF Subsidiary pay an investment management fee to FASA based on the average daily net assets of the Fund and the MVGAF Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Prior to April 1, 2014, the Fund and the MVGAF Subsidiary paid the investment management fee to Advisers.

Management fees paid by the Fund are reduced on assets invested in the MVGAF Subsidiary, in an amount not to exceed the management fees paid by MVGAF Subsidiary.

FMV-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

Under a subadvisory agreement, Advisers, FTIML and TAML, affiliates of FASA, provide subadvisory services to the Fund. The subadvisory fee is paid by FASA based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective April 1, 2014, under an agreement with FASA, FT Services provides administrative services to the Fund and the MVGAF Subsidiary. The fees are paid by FASA based on the Fund and the MVGAF Subsidiary’s average daily net assets, and are not additional expenses of the Fund and the MVGAF Subsidiary. Prior to April 1, 2014, the fees were paid by Advisers.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.10% per year of its average daily net assets of Class 2 and Class 5, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Consolidated Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

f. Waiver and Expense Reimbursements

FASA has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses), for each class of the Fund do not exceed 0.83% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015.

g. Other Affiliated Transactions

At June 30, 2014, Advisers owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund and the MVGAF Subsidiary have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s and the MVGAF Subsidiary’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

Semiannual Report	FMV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2013, the Fund had capital loss carryforwards as follows:

Capital loss carryforwards:
Short term	$44,055
Long term	71,325

Total capital loss carryforwards	$115,380

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$19,677,534

Unrealized appreciation	$1,579,494

Unrealized depreciation	(327,404)

Net unrealized appreciation (depreciation)	$1,252,090

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $1,013,821 and $775,854, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

FMV-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

8. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value Amount	Consolidated Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$—	Unrealized depreciation on forward exchange contracts	$10,361

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(12,880)	$(12,910)

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.05% of average month end net assets. The average month end number of open derivative contracts for the period was 2.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Consolidated Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

Semiannual Report	FMV-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

10. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$4,243	$64,197	$—	$68,440
Other Equity Investments[b]	965,652	—	—	965,652
Exchange Traded Funds	11,085,378	—	—	11,085,378
Exchange Traded Notes	938,672	—	—	938,672
Foreign Government and Agency Securities	—	5,395,149	—	5,395,149
U.S. Government and Agency Securities	—	2,214,013	—	2,214,013
Short Term Investments	262,320	—	—	262,320

Total Investments in Securities	$13,256,265	$7,673,359	$—	$20,929,624

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$10,361	$—	$10,361

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Consolidated Statement of Investments.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FMV-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Managed Volatility Global Allocation VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BZWS	- Barclays Bank PLC	AUD	- Australian Dollar	ADR	- American Depositary Receipt

		CAD	- Canadian Dollar	ETF	- Exchange Traded Fund

		EUR	- Euro	ETN	- Exchange Traded Note

		GBP	- British Pound	GDR	- Global Depositary Receipt

		JPY	- Japanese Yen

		MXN	- Mexican Peso

		MYR	- Malaysian Ringgit

		PLN	- Polish Zloty

		SGD	- Singapore Dollar

Semiannual Report	FMV-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Source for MSCI Indexes: MSCI.

For Russell Indexes: Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Licensee. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Licensee’s presentation thereof.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

Dow Jones-UBS Commodity Index is a broadly diversified index designed to allow investors to track commodity futures through a single, simple measure. The index reflects the return on fully collateralized positions in the underlying futures contracts on physical commodities, which are reweighted and rebalanced annually on a price-percentage basis. The Dow Jones-UBS Commodity IndicesSM are a joint product of DJI Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC, and UBS Securities LLC (“UBS”) and have been licensed for use to S&P Opco, LLC and Franklin Templeton Companies, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, Dow Jones® and DJ are registered trademarks of Dow Jones Trademark Holdings LLC, and “UBS” is a registered trademark of UBS AG. All content of the Dow Jones-UBS Commodity IndicesSM © S&P Dow Jones Indices LLC and UBS and their respective affiliates 2014. Reproduction of Dow Jones-UBS Commodity IndicesSM in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of Dow Jones-UBS Commodity IndicesSM.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. The FTSE EPRA/NAREIT Developed Index (“the Index”) is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), by the London Stock Exchange Group companies (“LSEG”), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investment Trusts (“NAREIT”) (together the “Licensor Parties”) and none of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Index and/or the figure at which the said Index stands at any particular

Semiannual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “FTSE®” is a trademark of LSEG, “NAREIT®” is a trademark of the National Association of Real Estate Investment Trusts and “EPRA®” is a trademark of EPRA and all are used by FTSE under license.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/14, there were 254 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/14, there were 65 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/14, there were 49 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/14, there were 112 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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INDEX DESCRIPTIONS

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

Standard & Poor’s 500® Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets. S&P/IFCI Composite Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P IFCI index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P IFCI index data.

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SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included reports prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. No Lipper reports, however, were furnished with respect to the newly formed Franklin Managed Volatility Global Allocation VIP Fund in view of its short period of operation and absence of third-party shareholders. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Service. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

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Investment Performance. The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals of all Funds. The Lipper reports prepared for each of the individual Funds showed the investment performance of Class 1 shares for those having such class of shares and Class 2 shares for those Funds that did not have Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2014, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Securities Fund – The performance universe for this Fund, which has been in operation for less than 10 full years, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-highest performing quintile of its performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for each of the previous three- and five-year periods. The Board discussed with management the reasons for the Fund’s underperformance during the previous three- and five-year periods, but found the Fund’s overall comparative performance as shown in the Lipper report to be acceptable, noting its favorable one-year performance and that its three- and five-year performance exceeded 11.5% and 18%, respectively, as shown in the Lipper report.

Franklin Global Real Estate Securities Fund – The performance universe for this Fund consisted of the Fund and all global real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest performing quintile of such universe for the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-year period, but in the lowest performing quintile of such universe for each of the previous five- and 10-year periods. The Board discussed with management the reasons for the underperformance of the Fund in the one-year period and steps that had been taken by management in recent years to improve the Fund’s performance, noting that the Fund’s total return as shown in the Lipper report exceeded the median of its Lipper performance universe in each of the previous two-, three- and four-year periods. While the Board intends to continue to monitor the Fund’s performance, it determined that such performance was acceptable.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period to be in the highest or best performing quintile of its performance universe, and on an annualized basis in each of the previous three-, five- and 10-year periods to also be in the highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the highest performing quintile of its performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin High Income Securities Fund – The performance universe for this Fund consisted of the Fund and all high yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest performing quintile of such universe, and on an annualized basis to be in the second-highest and middle performing quintiles of such universe for the previous three- and five-year periods, respectively, and to be in the second-lowest quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the highest performing quintile of its performance universe for the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-year period, the middle quintile of such universe for the previous five-year period, and the second-highest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest or best performing quintile of such universe for the one-year period and to also be in the highest performing quintile of such universe for each of the previous

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three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be in the middle performing quintile of its performance universe for the one-year period, and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three-year period, and the highest or best performing quintiles of such universe for the previous five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest performing quintile of such universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the lowest performing quintile of such universe for each of the previous five- and 10-year periods. The Board discussed with management the reasons for the Fund’s one-year comparative underperformance, which had dragged down its overall annualized performance, and the steps being taken to improve it. In particular, the Board discussed with management the appointment of a new portfolio manager for the Fund, effective May 1, 2014. In view of such discussions, the Board believed that appropriate action was being taken by management to improve performance and that no further changes in portfolio management or investment strategy were warranted, It also observed that, as shown in the Lipper report, the Fund’s total return for the one-year period exceeded 19%, its five-year annualized total return was within 1.33% of the median for the performance universe for such period, and its 10-year annualized total return was within 1.0% of the median for the performance universe for such period.

Franklin Large Cap Value Securities Fund – The performance universe for this Fund, which has been in operation for less than 10 full years, consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the middle performing quintile of such universe for the one-year period and on an annualized basis to also be in the lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile of such universe for the previous five-year period. The Board found the Fund’s performance acceptable, noting that management was taking appropriate steps to improve it, including the hiring of an experienced analyst to assist the portfolio management team. The Board also noted that the Lipper report showed the Fund’s one-year total return to exceed the median of its performance universe, its annualized three-year return to be within less than 1 1⁄2% of the performance universe median for such period, and its annualized five-year return to be at the median of the performance universe for such period.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return to be in the middle performing quintile of the performance universe for the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-year period, and the middle performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Lipper report to be satisfactory and that no change was needed to the investment strategy followed or manner in which the Fund operates.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consisted of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle performing quintile of such performance universe, and on an annualized basis to be in either the highest performing quintile or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of such universe, and on an annualized basis to be in the middle performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board noted the Fund’s improved performance and discussed with management portfolio adjustments and the commitment of additional resources to the portfolio team. The Board found the Fund’s performance to be acceptable and noted that the 10-year annualized performance was less than 1% below the performance universe median.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected

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by Lipper. The Lipper report showed the Fund’s income return to be in the highest or best performing quintile of such performance universe for the one-year period, and on an annualized basis to also be in the highest performing quintile of such universe during each of the previous three- and five-year periods, and in the second-highest performing quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the highest performing quintile of such universe during the one-year period, and on an annualized basis to be in either the highest performing or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin Templeton VIP Founding Funds Allocation Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for only six full years and the Lipper report showed its income return to be in the highest performing quintile of such performance universe for the one-year period, and on an annualized basis to also be in the highest performing quintile of such universe for each of the previous three- and five-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of such performance universe and on an annualized basis to be in the highest performing quintile of such universe for each of the previous three- and five-year periods. In assessing the relevance of such comparative performance, the Board noted the Fund is not actively managed and that its performance reflects those of the three underlying funds in which it invests in equal portions. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest performing quintile of such universe and on an annualized basis to also be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the second-highest performing quintile of such universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, the middle performing quintile of such universe for the previous five-year period, and the second-highest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as shown in the Lipper report to be acceptable, noting the Fund’s income objective and the nature of the Fund’s investments, which were primarily in U.S. mortgage-backed securities.

Mutual Global Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest performing quintile of such universe for the one-year period, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period, the second-lowest performing quintile of such universe for the previous five-year period, and the highest or best performing quintile of such universe for the previous 10-year period. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be satisfactory, noting that the five-year annualized total return exceeded 14%.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of the performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, the lowest performing quintile of such universe for the previous five-year period, and the middle performing quintile of such universe for the previous 10-year period. The Board discussed with management the reasons for the one-year underperformance of the Fund and found the Fund’s overall performance as shown in the Lipper report to be acceptable in view of the Manager’s conservative style of investing and its emphasis on risk-adjusted long-term returns and limited volatility. The Board noted that the Fund was in the top half of its Lipper universe when performance is evaluated on a risk-adjusted basis. The Board also observed that the Fund’s one-year total return as shown in the Lipper report was 17.76%.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-lowest performing quintile of such performance universe and on an annualized basis to be in the middle performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe during the previous 10-year period. The Board found the comparative performance of the Fund as set forth in the Lipper report to be acceptable in view of management’s

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explanation that such performance was reflective of the Manager’s bottom-up approach to investing, which was out of favor in current markets, and noted that the annualized performance for the three- and five-year periods exceeded the median while the performance for the 10-year period exceeded 8%. The Board also discussed with management steps it was contemplating to improve the performance, including a more rigorous ongoing review of the fundamentals of each portfolio holding and increased selling discipline where prices have declined.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-highest performing quintile of such performance universe and on an annualized basis to be in either the highest performing quintile or second-highest performing quintile of such universe in each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative investment performance as set forth in the Lipper report.

Templeton Global Bond Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest performing quintile of such performance universe, and on an annualized basis to be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of its performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest or best performing quintile of such performance universe and on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Lipper report to be satisfactory.

Comparative Expenses. Consideration was given to expense comparison information contained in the Lipper reports furnished for each Fund, which compared its management fee and total expense ratio with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Funds’ contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for the same class of shares for all funds within a particular Lipper expense group. The results of such comparisons showed that both the contractual investment management fee rates and actual total expense ratios of the following Funds were in the least expensive quintiles of their respective Lipper expense groups: Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Strategic Income Securities Fund and Templeton Global Bond Securities Fund. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates of each of Franklin Rising Dividends Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Templeton Foreign Securities Fund and Franklin Templeton VIP Founding Funds Allocation Fund were at or below the medians of their Lipper expense groups, and their actual total expense ratios in each case were below the medians of their Lipper expense groups. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates for Franklin Flex Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund were the highest in their Lipper expense groups, but in each case their actual total expense ratios

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were below the medians of such groups. The Board was satisfied with the comparative expenses of these Funds as shown in their Lipper reports, noting that the expenses of each of these Funds were subsidized through fee waivers. The contractual investment management fee rate as well as actual expense ratio for Franklin Large Cap Growth Securities Fund was in each case above, but within five basis points of, the median of its Lipper expense group. The contractual investment fee rate of Mutual Shares Securities Fund was less than seven basis points higher than the median of its Lipper expense group while its actual expense ratio was at the median of such expense group. The contractual management fee rate and actual expense ratio of Templeton Growth Securities Fund in both cases were above, but within, 12 and six basis points, respectively, of the median of its Lipper expense group. The Board found the comparative expenses of these Funds as shown in their Lipper reports to be acceptable. The contractual investment management fee rate of Templeton Developing Markets Securities Fund was less than five basis points above the median of its Lipper expense group, and its actual total expense ratio was less than eight basis points above the median of its Lipper expense group. The Board found the comparative expenses of this Fund to be acceptable. The contractual investment management fee rate and actual total expense ratio of Mutual Global Discovery Securities Fund were the most expensive in its Lipper expense group, but within 26 basis points and 12 basis points, respectively, of the expense group median. The Board found such expenses to be acceptable in view of the Fund’s overall investment performance and the quality and experience of its portfolio managers. The contractual management fee rate and actual total expense ratio of Franklin Global Real Estate Securities Fund were the most expensive in its Lipper expense group, but within 10 basis points and 22 basis points, respectively, of the expense group median. The Board found such expenses to be acceptable.

Management Profitability. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving services provided the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. In the case of Franklin Templeton VIP Founding Funds Allocation Fund, the management fees of the underlying funds in

SI-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

which it invests have management fee breakpoints that extend beyond their existing asset sizes, and in the case of each of the other Funds, other than Franklin Rising Dividends Securities Fund, their management fees contain breakpoints that extend beyond their existing asset sizes. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the schedule of investment management fees provides a sharing of benefits for each Fund and its shareholders. The investment management fee structure of Franklin Rising Dividends Securities Fund provides for a fee of 0.75% on the first $500 million of assets; 0.625% on the next $500 million of assets; and 0.500% on assets in excess of $1 billion. This Fund had assets of $1.8 billion at December 31, 2013, and in reviewing its fee structure, management stated its belief that this fee structure reaches a relatively low rate quickly reflecting anticipated economies of scale. In support of such position, management pointed out the favorable management fee and total expense comparisons of this Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” In light of such position and taking into account the fact that the reduced rate on assets in excess of the last breakpoint lowers the Fund’s overall investment management fee rate, the Board believed that the schedule of investment management fees provides a sharing of benefits for the Fund and its shareholders, but intends to monitor future growth and the appropriateness of adding additional breakpoints. In addition to the investment advisory services provided Franklin Small Cap Value Securities Fund, Mutual Global Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund and Templeton Foreign Securities Fund, administrative services are provided each such Fund under a separate agreement at a charge of 0.150% on the first $200 million of assets; 0.135% on the next $500 million of assets; 0.100% on the next $500 million of assets; and 0.75% on assets in excess of $1.2 billion. At the April 15, 2014, Board meeting, the Board eliminated the separate investment management and administrative agreements and approved a new form of investment management agreement for Franklin Small Cap Value Securities Fund, Mutual Global Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund and Templeton Foreign Securities Fund combining such services. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as provided under the previous separate agreements and that the aggregate fee, including breakpoints, would be the same as that charged under the previous separate agreements. The Board noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report	SI-7

Semiannual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts;

(2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

©2014 Franklin Templeton Investments. All rights reserved.	VIP2 S 08/14

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date August 27, 2014

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date August 27, 2014